File No. 33-69048

AS FILED JUNE 29, 1999

                   U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                  FORM N-14
         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|
                       Pre-Effective Amendment No. |_|
                       Post-Effective Amendment No. |_|
                       (Check appropriate box or boxes)

                    FRANKLIN REAL ESTATE SECURITIES TRUST
              (Exact Name of Registrant as Specified in Charter)

                                (650) 312-2000
                       (Area Code and Telephone Number)

                          777 MARINERS ISLAND BLVD.
                             SAN MATEO, CA 94404
                   Address of Principal Executive Offices:
                   (Number, Street, City, State, Zip Code)

                          DEBORAH R. GATZEK, ESQUIRE
                          777 MARINERS ISLAND BLVD.
                             SAN MATEO, CA 94404
                    Name and Address of Agent for Service:
                (Number and Street) (City) (State) (Zip Code)

                                  Copies to:

                            BRUCE G. LETO, ESQUIRE
                     STRADLEY RONON STEVENS & YOUNG, LLP
                           2600 ONE COMMERCE SQUARE
                            PHILADELPHIA, PA 19103

           Approximate Date of Proposed Public Offering: AS SOON AS
       PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE
                UNDER THE SECURITIES ACT OF 1933, AS AMENDED.



IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON JULY 29, 1999, PURSUANT TO RULE 488.

TITLE OF THE SECURITIES BEING REGISTERED: SHARES OF BENEFICIAL INTEREST, PAR VALUE $.01 PER SHARE, OF FRANKLIN REAL ESTATE SECURITIES FUND - CLASS A AND FRANKLIN REAL ESTATE SECURITIES FUND - CLASS C. NO FILING FEE IS DUE BECAUSE REGISTRANT IS RELYING ON SECTION 24(F) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

Dear Shareholder:


      Enclosed is a Notice of Meeting for a Special Shareholders' Meeting of Templeton Global Real Estate Fund ("Templeton Fund"). The Meeting has been called for September 16, 1999 at 10:00 a.m. Eastern time at the offices of Templeton Fund at 500 East Broward Boulevard, Fort Lauderdale, FL 33394-3091. The accompanying Prospectus/Proxy Statement describes an important proposal being presented for your consideration and requests your prompt attention and vote via the enclosed proxy card.

                  PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND

                        RETURN THE ENCLOSED PROXY CARD

      This meeting is critically important. The Trustees of your fund unanimously recommend that you consider and approve an Agreement and Plan of Reorganization that would result in your shares of Templeton Fund being exchanged for those of a fund called Franklin Real Estate Securities Fund ("Franklin Fund"). If shareholders of Templeton Fund approve the proposal, you will receive shares of Franklin Fund equal in value to your investment in Templeton Fund. You will no longer be a shareholder of Templeton Fund, and you will instead be a shareholder of Franklin Fund.

      The proposed transaction is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended, as further described in the accompanying Prospectus/Proxy Statement, which means that you will not have a Federal taxable gain or loss on the exchange of your shares.

      The transaction is being proposed because the projected growth in assets of Templeton Fund was not sufficient to continue to offer a fund with competitive performance and high quality service to shareholders over the long term. Franklin Fund has investment goals and investment policies that are similar to those of Templeton Fund, as outlined in the Prospectus/Proxy Statement. Templeton Fund is managed by Templeton Global Advisors Limited ("Global Advisors") and Franklin Fund is managed by Franklin Advisers, Inc., which is affiliated with Global Advisors. Franklin Fund is a larger fund that should be better able to obtain certain cost savings for shareholders.

      Please take the time to review this document and vote now. THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THIS PROPOSAL.

o To ensure that your vote is counted, indicate your position on the enclosed proxy card.

o   Sign and return your card promptly.

o If you determine at a later date that you wish to attend this meeting, you may revoke your proxy and vote in person.

      Thank you for your attention to this matter.

                                    Sincerely,

                                    Barbara J. Green
                                    Secretary




                      TEMPLETON GLOBAL REAL ESTATE FUND
                          500 EAST BROWARD BOULEVARD
                        FORT LAUDERDALE, FL 33394-3091

                   NOTICE OF SPECIAL SHAREHOLDERS' MEETING
                       TO BE HELD ON SEPTEMBER 16, 1999

To the Shareholders of Templeton Global Real Estate Fund:

      NOTICE IS HEREBY GIVEN that a Special Shareholders' Meeting of Templeton Global Real Estate Fund ("Templeton Fund") will be held at the offices of Templeton Fund, 500 East Broward Boulevard, Fort Lauderdale, FL 33394-3091 on September 16, 1999 at 10:00 a.m. Eastern time. The Meeting is being called for the following reasons:

      1. To approve or disapprove an Agreement and Plan of Reorganization between Templeton Fund and Franklin Real Estate Securities Trust (the "Trust"), on behalf of its Franklin Real Estate Securities Fund ("Franklin Fund"), that provides for the acquisition of substantially all of the assets of Templeton Fund in exchange for Class A shares and Class C shares of Franklin Fund, the distribution of such shares to the shareholders of Templeton Fund, and the liquidation and dissolution of Templeton Fund.

      2. To grant the proxyholders the authority to vote upon any other business which may legally come before the Meeting or any adjournment thereof.

      The Agreement and Plan of Reorganization in the attached
Prospectus/Proxy Statement describes this transaction more completely. A copy of the Agreement and Plan of Reorganization is attached as Exhibit A to the Prospectus/Proxy Statement.

      Shareholders of record as of the close of business on July 20, 1999 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                    By Order of the Board of Trustees,

                                    Barbara J. Green
                                    Secretary

July __, 1999

      THE BOARD OF TRUSTEES URGES YOU TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY CARD PROMPTLY SO THAT A QUORUM MAY BE ENSURED.





                        PROSPECTUS AND PROXY STATEMENT

When reading this Prospectus/Proxy Statement, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

                              TABLE OF CONTENTS

                                                                          PAGE
COVER PAGE...............................................................Cover
SUMMARY..................................................................
      What proposal am I voting on?......................................
      How will the shareholder voting be handled?........................
      What are the general tax consequences of the Transaction?..........
COMPARISONS OF SOME IMPORTANT FEATURES...................................
      How do the investment goals and policies of the funds compare?.....
      What are the risks of an investment in the funds?..................
      Who manages the funds?.............................................
      What are the fees and expenses of each fund and what might they be after the .............................................Transaction?
      Where can I find more financial information about the funds?.......
      What are other key features of the funds?..........................
REASONS FOR THE TRANSACTION..............................................
INFORMATION ABOUT THE TRANSACTION........................................
      How will the Transaction be carried out?...........................
      Who will pay the expenses of the Transaction?......................
      What are the tax consequences of the Transaction?..................
      What should I know about the shares of Franklin Fund?..............
      What are the capitalizations of the funds and what might the capitalization
            be after the Transaction?....................................
COMPARISON OF INVESTMENT GOALS AND POLICIES..............................
      Are there any significant differences between the investment goals and strategies of the funds?.....................................
      How do the types of securities the funds buy and the investment policies of the
            funds compare?...............................................
      How do the fundamental investment restrictions of the funds differ?
      What are the risk factors associated with investments in the funds?
VOTING INFORMATION.......................................................
      How many votes are necessary to approve the Agreement and Plan?....
      How do I ensure my vote is accurately recorded?....................
      Can I revoke my proxy?.............................................
      What other matters will be voted upon at the Meeting?..............
      Who is entitled to vote?...........................................
      What other solicitations will be made?.............................
      Are there dissenters' rights?......................................
INFORMATION ABOUT FRANKLIN FUND..........................................
INFORMATION ABOUT TEMPLETON FUND.........................................





                                                                          PAGE
PRINCIPAL HOLDERS OF SHARES..............................................
GLOSSARY OF USEFUL TERMS AND DEFINITIONS.................................
EXHIBITS TO PROSPECTUS AND PROXY STATEMENT
      EXHIBIT A - AGREEMENT AND PLAN OF REORGANIZATION...................  A-1
      EXHIBIT B - PROSPECTUS OF FRANKLIN REAL ESTATE SECURITIES FUND -
            CLASS A, B & C DATED SEPTEMBER 1, 1998, AS AMENDED JANUARY 1,
            1999 (ENCLOSED)
      EXHIBIT C - ANNUAL REPORT TO SHAREHOLDERS OF FRANKLIN REAL ESTATE
            SECURITIES FUND DATED APRIL 30, 1999 (ENCLOSED)






                        PROSPECTUS AND PROXY STATEMENT

                            DATED JULY [__], 1999

                         ACQUISITION OF THE ASSETS OF
                      TEMPLETON GLOBAL REAL ESTATE FUND


         BY AND IN EXCHANGE FOR CLASS A SHARES AND CLASS C SHARES OF
                    FRANKLIN REAL ESTATE SECURITIES FUND,
              A SERIES OF FRANKLIN REAL ESTATE SECURITIES TRUST


      This Prospectus/Proxy Statement solicits proxies to be voted at a Special Shareholders' Meeting (the "Meeting") of Templeton Global Real Estate Fund ("Templeton Fund") to approve or disapprove an Agreement and Plan of Reorganization (the "Agreement and Plan"). If shareholders of Templeton Fund vote to approve the Agreement and Plan, the net assets of Templeton Fund will be acquired by Franklin Real Estate Securities Fund ("Franklin Fund") and in exchange for shares of Franklin Real Estate Securities Fund - Class A ("Franklin Fund Class A shares") and shares of Franklin Real Estate Securities Fund - Class C ("Franklin Fund Class C shares"). Franklin Fund is a series of Franklin Real Estate Securities Trust (the "Trust").

      The Meeting will be held at the principal offices of Templeton Fund, which are located at 500 East Broward Boulevard, Fort Lauderdale, FL 33394-3091 on September 16, 1999 at 10:00 a.m. Eastern time. The Board of Trustees of Templeton Fund is soliciting these proxies. This Prospectus/Proxy Statement will first be sent to shareholders on or about July __, 1999.

      If Templeton Fund shareholders vote to approve the Agreement and Plan, you will receive Franklin Fund Class A shares equal in value to your investment in Class A shares of Templeton Fund ("Templeton Fund Class A shares"), or Franklin Fund Class C shares equal in value to your investment in Class C shares of Templeton Fund ("Templeton Fund Class C shares"). Templeton Fund will then be liquidated and dissolved.

      Both Templeton Fund and the Trust are open-end investment companies. The investment goals of Franklin Fund and Templeton Fund are similar, but not identical. Franklin Fund's investment goal is to maximize total return. Templeton Fund's principal investment goal is long-term capital growth. Its secondary goal is current income. The primary difference between the two objectives is that a greater emphasis is placed on achieving income by Templeton Fund. Franklin Fund is a non-diversified fund, which means it may invest a greater portion of its assets in the securities of one issuer and, therefore, a smaller number of individual issuers, than a diversified fund such as Templeton Fund.

      This Prospectus/Proxy Statement gives the information about the proposed reorganization and Franklin Fund Class A shares and Class C shares that you should know before investing. You should retain it for future reference. Additional information about Franklin Fund and the proposed reorganization has been filed with the SEC and can be found in the following documents.

o The Prospectus of Franklin Fund - Class A, B & C dated September 1, 1998, as amended January 1, 1999 (the "Franklin Fund Prospectus"), is enclosed and considered a part of this Prospectus/Proxy Statement.

o The Annual Report to Shareholders of the Trust dated April 30, 1999, contains financial and performance information for Franklin Fund, is enclosed and considered a part of this Prospectus/Proxy Statement.


o A Statement of Additional Information dated July [__], 1999 relating to this Prospectus/Proxy Statement has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

o The Prospectus of Templeton Fund - Class A&C dated January 1, 1999, as supplemented May 19, 1999, (the "Templeton Fund Prospectus"), Templeton Fund's Annual Report to Shareholders dated August 31, 1998, and Templeton Fund's SemiAnnual Report to Shareholders dated February 28, 1999, which contains financial and performance information for Templeton Fund, are on file with the SEC (File nos. 33-30018 and 811-5844) and are incorporated by reference into this Prospectus/Proxy Statement.

      You may request a free copy of the SAI relating to this Prospectus/Proxy Statement or any of the documents referred to above without charge by calling 1-800/DIAL-BEN(R) or by writing to Franklin Fund at 777 Mariners Island Boulevard, San Mateo, CA 94403-7777 or Templeton Fund at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

      THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.





                                      SUMMARY

      This is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Agreement and Plan (attached as Exhibit A), the Franklin Fund Prospectus (enclosed as Exhibit
B), and the Annual Report to Shareholders of Franklin Fund (enclosed as Exhibit C).

WHAT PROPOSAL AM I VOTING ON?

      The Board of Trustees of Templeton Fund approved the Agreement and Plan and recommends that shareholders of Templeton Fund vote to approve the Agreement and Plan. If shareholders of Templeton Fund vote to approve the Agreement and Plan, it will result in the transfer of the net assets of Templeton Fund to Franklin Fund in exchange for an equal value of shares of Franklin Fund. The shares of Franklin Fund will then be distributed to Templeton Fund shareholders and Templeton Fund will be liquidated and dissolved. (The proposed transaction is referred to in this Prospectus/Proxy Statement as the "Transaction.") As a result of the Transaction, you will cease to be a shareholder of Templeton Fund and will become a shareholder of Franklin Fund. This exchange will occur on the closing date of the Transaction, which is the specific date on which the Transaction takes place.

      This means that your shares of Templeton Fund will be exchanged for an equal value of shares of Franklin Fund. You will receive Franklin Fund Class A shares equal in value to your investment in Templeton Fund Class A shares or Franklin Fund - Class C shares equal in value to your investment in Templeton Fund Class C shares.

      Like the Templeton Fund, Franklin Fund is a mutual fund in the Franklin Templeton Group of Funds. It is managed by Advisers. It has an investment goal and policies that are similar, but not identical, to those of Templeton Fund. For the reasons set forth in the "Reasons for the Transaction" section, the Board of Trustees of Templeton Fund has determined that the Transaction is in the best interests of the shareholders of Templeton Fund. The Boards of Trustees of Templeton Fund and the Trust also concluded that no dilution in value would result to the shareholders of Templeton Fund or Franklin Fund, respectively, as a result of the Transaction.

                  THE BOARD OF TRUSTEES RECOMMENDS THAT YOU
                   VOTE TO APPROVE THE AGREEMENT AND PLAN.

HOW WILL THE SHAREHOLDER VOTING BE HANDLED?

      Shareholders who own shares of Templeton Fund at the close of business on July 20, 1999 will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. To approve the Transaction, a majority of the shares outstanding and entitled to vote of Templeton Fund must be voted in favor of the Agreement and Plan.

      Please vote by proxy as soon as you receive this Prospectus/Proxy Statement. You may place your vote by completing and signing the enclosed proxy card. If you return your signed proxy card, your votes will be officially cast at the Meeting by the persons appointed as proxies.

      You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

WHAT ARE THE GENERAL TAX CONSEQUENCES OF THE TRANSACTION?

      It is expected that shareholders of Templeton Fund will not recognize any gain or loss for federal income tax purposes, as a result of the exchange of their shares for shares of Franklin Fund. You should, however, consult your tax advisor regarding the effect, if any, of the Transaction in light of your individual circumstances. You also should consult your tax advisor about state and local tax consequences. For more information about the tax consequences of the Transaction, please see the section "Information About the Transaction - What are the tax consequences of the Transaction?"

                       COMPARISONS OF SOME IMPORTANT FEATURES

HOW DO THE INVESTMENT GOALS AND POLICIES OF THE FUNDS COMPARE?

      Templeton Fund's primary investment goal is long-term capital growth, with current income as a secondary goal. Franklin Fund's primary investment goal is to maximize total return. The principal difference between the funds' goals is Templeton Fund's emphasis on the income component. The principal differences in the policies of the funds are the amount of their assets that may be invested in real estate securities; the extent of their foreign investments; and diversification.

      Under normal market conditions, Franklin Fund invests at least 65% of its total assets in equity securities of companies operating in the real estate industry. Franklin Fund may invest up to 35% of its total assets in securities of issuers engaged in businesses closely related to the real estate industry or that have significant real estate holdings(at least 50% of their assets). Under normal market conditions, Templeton Fund invests primarily in the equity and debt securities of companies located anywhere in the world which are engaged in or related to the real estate industry or which own significant real estate assets. At least 65% of Templeton Fund's total assets will be invested in these companies located in at least three countries (including the U.S.). Templeton Fund may invest up to 35% of its assets in equity and debt securities of companies outside the real estate industry. While both funds concentrate their investments in real estate securities, Templeton Fund has a broader definition of what is considered a real estate security and may invest a greater portion of its assets in securities not related to the real estate industry. Templeton Fund has the ability to invest more of its assets in debt securities than Franklin Fund. Templeton Fund invests a greater percentage of its total assets in securities of issuers in foreign countries than Franklin Fund does. Franklin Fund may only invest up to 10% of its total assets in securities of issuers in any foreign country.

      Finally, Templeton Fund, unlike Franklin Fund, is a diversified fund. As a diversified fund, Templeton Fund is required to spread its investments among more issuers.

      For more information about the investment goals and policies of the funds, please see the section "Comparison of Investment Goals and Policies."

WHAT ARE THE RISKS OF AN INVESTMENT IN THE FUNDS?

      As with most investments, investments in Franklin Fund and Templeton Fund involve risks. There can be no guarantee against losses resulting from an investment in either fund, nor can there be any assurance that either fund will achieve its investment goals. The risks associated with an investment in each fund are substantially similar and include general stock risk as well as real estate securities risk. To the extent Franklin Fund invests a greater portion of its assets in real estate related securities, it has increased exposure to real estate securities risk. Templeton Fund's ability to invest a greater portion of its assets in foreign securities exposes that fund to additional risks. Because Templeton Fund may invest a greater portion of its assets in debt securities, as compared to Franklin Fund, it may be subject to a greater extent than Franklin Fund to interest rate and credit risk. Franklin Fund is a non-diversified fund, which means it may invest a greater portion of its assets in the securities of one issuer and, therefore, a smaller number of individual issuers than a diversified fund. Therefore, Franklin Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities.

      For more information about the risks of the funds, see the section "What are the risk factors associated with investments in the funds?" under the heading "Comparison of Investment Goals and Policies."

WHO MANAGES THE FUNDS?

      The management of the business and affairs of each fund is the responsibility of each fund's respective Board of Trustees. Both funds are open-end, registered management investment companies, commonly referred to as "mutual funds." Franklin Fund is a series of the Trust. The Trust was organized as a Delaware business trust on September 22, 1993, and is registered with the SEC. Templeton Fund was organized as a Massachusetts business trust on July 17, 1989, and is also registered with the SEC.

      Advisers manages the assets of Franklin Fund and makes that fund's investment decisions. Global Advisors manages the assets of Templeton Fund and makes that fund's investment decisions. Advisers and Global Advisors are both wholly-owned subsidiaries of Resources. Resources is a publicly owned company engaged in various aspects of the financial services industry through its subsidiaries. Together, Advisers, Global Advisors and their affiliates serve as investment manager or administrator to 54 registered investment companies, with approximately 162 U.S.-based funds or series. They have over $223 billion in combined assets under management for more than 7 million U.S.-based mutual fund shareholder and other accounts. The principal shareholders of Resources are Charles B. Johnson and Rupert H. Johnson, Jr.

      The team responsible for the day-to-day management of Franklin Fund's portfolio is: Matthew F. Avery, since its inception, and Douglas Barton, since April 1998.

      MATTHEW F. AVERY, SENIOR VICE PRESIDENT OF ADVISERS. Mr. Avery holds a Master of Business Administration degree from the University of California at Los Angeles and a Bachelor of Science degree in Industrial Engineering from Stanford University. He has been in the securities industry since 1982 and with the Franklin Templeton Group since 1987.

      DOUGLAS BARTON, VICE PRESIDENT OF ADVISERS. Mr. Barton is a Chartered Financial Analyst and holds a Master of Business Administration degree from California State University in Hayward and a Bachelor of Science degree from California State University in Chico. Mr. Barton joined the Franklin Templeton Group in July 1988.

      Templeton Fund's lead portfolio manager is Jeffrey A. Everett, CFA, Executive Vice President of Global Advisors. Mr. Everett has been a manager of the fund since 1993. He joined the Franklin Templeton Group in 1989. The following individuals have secondary portfolio management responsibilities for Templeton Fund: Lisa F. Myers, Portfolio Manager of Global Advisors, and Richard Sean Farrington, CFA, Vice President of Global Advisors. Ms. Myers has been a manager of the fund since 1998. She joined the Franklin Templeton Group in 1996. Mr. Farrington has been a manager of the fund since 1993. He joined the Franklin Templeton Group in 1991.

      Franklin Fund has a management agreement with Advisers under which Advisers is to receive a management fee equal to an annual rate of 0.625 of 1% of the value of its average daily net assets up to and including $100 million; 0.50 of 1% of the value of its average daily net assets over $100 million up to and including $250 million; 0.45 of 1% of the value of its average daily net assets over $250 million up to and including $10 billion;
0.44 of 1% of the value of its average daily net assets over $10 billion up to and including $12.5 billion; 0.42 of 1% of the value of its average daily net assets over $12.5 billion up to and including $15 billion; and 0.40 of 1% of the value of its average daily net assets in excess of $15 billion. Each class of Franklin Fund pays its proportionate share of the management fee.

      Templeton Fund has a management agreement with Global Advisors under which Global Advisors receives a management fee equal to an annual rate of 0.75% of the value of its average daily net assets. Each class of Templeton Fund pays its proportionate share of the management fee.

WHAT ARE THE FEES AND EXPENSES OF EACH FUND AND WHAT MIGHT THEY BE AFTER THE TRANSACTION?

                                FEE TABLE FOR
                      TEMPLETON FUND AND FRANKLIN FUND+

                                              ACTUAL
                                                               Franklin Fund
                                                                 - Class A
                                                    Franklin       After
                                     Templeton      Fund -      Transaction
                                   Fund - CLASS A   CLASS A     (PROJECTED)
SHAREHOLDER TRANSACTION EXPENSES*

     Maximum Sales Charge (as a
      percentage of Offering           5.75%         5.75%         5.75%
      Price).....................
        Paid at time of purchase1      5.75%         5.75%         5.75%
        Paid at time of                 None          None          None
      redemption2................
     Exchange Fee (per                  None          None          None
     transaction)3............






ANNUAL FUND OPERATING EXPENSES
(as percentage of average net
assets)
     Management Fees.............      0.75%         0.51%         0.50%
     Distribution and service          0.25%         0.25%         0.25%
      (12b-1) Fees4..............
     Other Expenses..............      0.45%         0.20%         0.20%
                                       -----         -----         -----
     Total Annual Fund Operating       1.45%         0.96%         0.95%
                                       =====         =====         =====
      Expenses...................


                                              ACTUAL
                                                               Franklin Fund
                                                                  -Class C
                                                    Franklin       After
                                     Templeton      Fund -      Transaction
                                   Fund - CLASS C   CLASS C     (PROJECTED)
SHAREHOLDER TRANSACTION EXPENSES*

     Maximum Sales Charge (as a
      percentage of Offering           1.99%         1.99%         1.99%
      Price).....................
        Paid at time of purchase.      1.00%         1.00%         1.00%
        Paid at time of                0.99%         0.99%         0.99%
      redemption2................
     Exchange Fee (per                  None          None          None
     transaction)3...........






ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net
assets):
     Management Fees.............       0.75%        0.51%         0.50%
     Distribution and service           1.00%        1.00%         1.00%
(12b-1) Fees4....................
     Other Expenses..............       0.45%        0.20%         0.20%
                                        -----        -----         -----
     Total Annual Fund Operating        2.20%        1.71%         1.70%
                                        =====        =====         =====
      Expenses...................

+ Information provided is for Templeton Fund shares for the fiscal year ended
  August 31, 1998. Information for Franklin Fund shares is provided for the fiscal year ended April 30, 1999.

* If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.

1 There is no front-end sales charge if you invest $1 million or more in Class A shares. Although Class C has a lower front-end sales charge than Class A, its Rule 12b-1 fees are higher. Over time you may pay more for Class C shares. Please see "How Do I Buy Shares? - Choosing a Share Class" in the Franklin Fund Prospectus.

2 A Contingent Deferred Sales Charge (CDSC) of 1% may apply to Class A purchases of $1 million or more if you sell the shares within one year and any Class C purchase if you sell the shares within 18 months. A Contingent Deferred Sales Charge may also apply to purchases by certain retirement plans that qualify to buy Class A shares without a front-end sales charge. The charge is based on the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage for Class C is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount you would pay is the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" in the Franklin Fund Prospectus for details.

3 There is a $5 fee for both funds for each exchange by a Market Timer. We process all other exchanges without a fee.

4 The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under the NASD's Rules.

EXAMPLE

      Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $10,000 that you invest in a fund.

CLASS A                              1 YEAR*   3 YEARS    5 YEARS   10 YEARS
-------                             ------     -------    -------   --------
Templeton Fund                        $714      $1,007    $1,322     $2,210
Franklin Fund                         $667      $ 863     $1,075     $1,685
Projected Franklin Fund (after
Transaction)                          $665      $ 857     $1,065     $1,663


CLASS C                             1 YEAR**   3 YEARS    5 YEARS   10 YEARS
-------                             ------     -------    -------   --------
Templeton Fund                        $419       $781     $1,268     $2,609
Franklin Fund                         $370       $633     $1,019     $2,099
Projected Franklin Fund (after
Transaction)                          $369       $630     $1,014     $2,089


* Assumes a Contingent Deferred Sales Charge will not apply.
**For the same Class C investment, you would pay projected expenses of $321 for Templeton Fund, $272 for Franklin Fund, and $271 for Franklin Fund after the Transaction if you did not sell your shares at the end of the first year. The expenses for the remaining periods would be the same.

      THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE shown. Each fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

WHERE CAN I FIND MORE FINANCIAL INFORMATION ABOUT THE FUNDS?

      The current Annual Report to Shareholders of the Trust, which is enclosed, contains more financial information about Franklin Fund and a discussion of Franklin Fund's performance during the fiscal year ended April 30, 1999.

      The Templeton Fund Prospectus as well as the Annual and SemiAnnual Reports for the Templeton Fund contain more financial information about Templeton Fund. These documents are available free of charge upon request (see the section "Information About Templeton Fund").

WHAT ARE OTHER KEY FEATURES OF THE FUNDS?

      TRANSFER AGENCY AND CUSTODY SERVICES. Investor Services, a wholly owned subsidiary of Resources, is the shareholder servicing agent and acts as the transfer agent and dividend-paying agent for the funds.

      Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as the custodian of the securities and other assets of Franklin Fund. The Chase Manhattan Bank, at its principal office at Metro Tech Center, Brooklyn, NY 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of Templeton Fund's assets.

      ADMINISTRATIVE SERVICES. Under an administration agreement with Templeton Fund, FT Services, a wholly-owned subsidiary of Resources, provides certain administrative facilities and services to the fund. Under an administration agreement with Advisers, FT Services also provides certain administrative facilities and services to Franklin Fund. The fee rates under each administration agreement are the same. For Templeton Fund, the fee is paid by the fund and it is a separate expense of the fund. For Franklin Fund, the fee is paid by Advisers and it is not a separate expense of the fund.

      DISTRIBUTION SERVICES. Pursuant to underwriting agreements with each fund, Distributors acts as the principal underwriter in the continuous public offering of the funds' shares. Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales materials and prospectuses used to offer shares to the public.

      DISTRIBUTION AND SERVICE (12B-1) FEES. Each class of Templeton Fund and Franklin Fund has a separate distribution or "Rule 12b-1" plan. Under each plan, the fund shall pay or may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements. The distribution and service (12b-1) fees charged to each class are based only on the fees attributable to that particular class.

      Payments by Franklin Fund under its Class A plan may not exceed 0.25% per year of Class A's average daily net assets and payments by Templeton Fund under its plan similarly may not exceed 0.25% per year of Class A's average daily net assets. The Class A plan for Franklin Fund does not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years. Under the Class A plan for Templeton Fund, expenses not reimbursed in any quarter may be reimbursed in future quarters or years. This includes expenses not reimbursed because they exceeded the applicable limit under the plan.

      Under the Class C plan for both Franklin Fund and Templeton Fund, each fund pays Distributors up to 0.75% per year of the Class C's average daily net assets, payable quarterly, to pay Distributors or others for providing distribution and related services and bearing certain Class C expenses. All distribution expenses over this amount will be borne by those who have incurred them. The funds may also pay a servicing fee of up to 0.25% per year of the Class C's average daily net assets, payable quarterly. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities. The expenses relating to the Class C plan for each fund are also used to pay Distributors for advancing the commission costs to Securities Dealers with respect to the initial sale of Class C Shares.

      For more information regarding Franklin Fund's Rule 12b-1 plans, please see "The Fund's Underwriter" in the current SAI for Franklin Fund.

      PURCHASES AND REDEMPTIONS. The maximum front-end sales charge imposed on purchases of Class A shares of Franklin Fund and Templeton Fund is 5.75% with reduced charges for purchases of $50,000 or more and no front-end sales charges for purchases of $1 million or more. The maximum sales charge imposed on purchases of Class C shares of Franklin Fund and Templeton Fund is 1.00%. Each fund generally requires a minimum initial investment of $1,000 and subsequent investments of at least $50.

      You may sell (redeem) your shares at any time. Shares of each fund also may be exchanged for shares of other Franklin Templeton Funds, subject to certain limitations, as provided in the prospectus of the respective Franklin Templeton Fund. Because an exchange is technically a sale and a purchase of shares, an exchange is a taxable transaction.

      Shares of each fund may be redeemed at their respective Net Asset Value per share. However, redemptions of Class A shares of each fund which were purchased in amounts of $1,000,000 or more generally are subject to a Contingent Deferred Sales Charge. There is also a 1% Contingent Deferred Sales Charge on any Class C shares you sell within 18 months of purchase.
The Contingent Deferred Sales Charge for each fund's Class C shares is waived in certain circumstances. Franklin Fund shares acquired by Templeton Fund shareholders as a result of this Transaction are subject to a Contingent Deferred Sales Charge to the same extent that the Templeton Fund shares were subject to a Contingent Deferred Sales Charge.

      Additional information and specific instructions explaining how to buy, sell, and exchange shares of Franklin Fund are outlined in the current Franklin Fund Prospectus under the heading "About Your Account." Similar information is outlined in the current Templeton Fund Prospectus under the heading "Your Account." The accompanying Franklin Fund Prospectus also lists phone numbers for you to call if you have any questions about your account under the heading "What If I Have Questions About My Account?" These phone numbers are the same for both funds.

      DIVIDENDS AND DISTRIBUTIONS. Each fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains. The amount of these distributions will vary and there is no guarantee the funds will pay dividends.

      Each fund automatically reinvests distributions in additional shares of the same share class of the fund, unless you select a different option. Specific instructions explaining how to select a different option are outlined in the enclosed Franklin Fund Prospectus under the heading "What Distributions Might I Receive From the Fund?" and in the current Templeton Fund Prospectus under the heading "Investor Services - Distribution Options."

      Distributions from the funds, whether you receive them in cash or in additional shares, are generally subject to income tax. Each fund will send you a statement in January of the current year that reflects the amount of ordinary dividends, capital gain distributions and non-taxable distributions you received from the fund in the prior year.

      Ordinary dividends and capital gain distributions that you receive from a fund, and gains arising from redemptions or exchanges of your fund shares, will generally be subject to state and local income tax. The holding of fund shares may also be subject to state and local intangibles taxes.

      For more information about the tax implications of investments in the funds, see the enclosed Franklin Fund Prospectus under the heading "How Taxation Affects the Fund and Its Shareholders" or the current Templeton Fund Prospectus under the heading "Distributions and Taxes."

                            REASONS FOR THE TRANSACTION

      The Board of Trustees of Templeton Fund has recommended the Transaction for purposes of combining Templeton Fund with a larger fund. Because of the relatively low demand for Templeton Fund, Global Advisors recommended to the Board of Trustees of Templeton Fund that the assets of Templeton Fund be combined with a larger fund that has similar investment goals and policies.
A larger fund should have greater investment flexibility and be better able to obtain certain savings in costs for Templeton Fund and its shareholders. The Transaction was also recommended to combine similar funds within the Franklin Templeton Group to eliminate duplication of expenses and internal competition.

      The Agreement and Plan was presented to the Board of Trustees of Templeton Fund at a meeting held on May 19, 1999. At the meeting, the Board of Trustees questioned management about the potential benefits and costs to shareholders of Templeton Fund. In deciding whether to recommend approval of the Transaction to shareholders, the Board of Trustees considered, among other things: the expense ratios of Franklin Fund and Templeton Fund; the comparative investment performance of Franklin Fund and Templeton Fund, the compatibility of the investment goals, policies, restrictions and investments of Templeton Fund with those of Franklin Fund; the tax consequences of the Transaction; and the significant experience of Advisers. During the course of its deliberations, the Board of Trustees also considered that the expenses of the Transaction will be shared one-quarter by Franklin Fund, one-quarter by Templeton Fund, one-quarter by Advisers and one-quarter by Global Advisors.

      The Board of Trustees concluded that the Transaction is in the best interests of the shareholders of Templeton Fund and that no dilution of value would result to the shareholders of Templeton Fund from the Transaction. The Board of Trustees then decided to approve the Agreement and Plan and to recommend that shareholders of Templeton Fund vote to approve the Transaction. As required by law, the Board members approving the Agreement and Plan included a majority of the trustees who are not interested persons of Templeton Fund.

      The Board of Trustees' conclusion was based on a number of factors, including that the Transaction would permit shareholders to pursue their investment goals in a larger fund. A larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. A fund with higher aggregate net assets may also be able to reduce or eliminate certain duplicative costs and expenses. This may result in lower overall expense ratios through the spreading of fixed costs of fund operations over a larger asset base. However, variable expenses that are based on the value of assets or the number of shareholder accounts, such as custody and transfer agency fees, would be largely unaffected by the Transaction.

      The Board of Trustees of the Trust, on behalf of Franklin Fund, also determined that the Transaction was in the best interests of Franklin Fund and its shareholders and that no dilution would result to those shareholders.

      FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES OF
TEMPLETON FUND RECOMMENDS THAT YOU VOTE FOR THE AGREEMENT AND PLAN.

      If shareholders of Templeton Fund do not approve the Agreement and Plan, the Board of Trustees will consider other possible courses of action for Templeton Fund, including liquidation and dissolution.

                         INFORMATION ABOUT THE TRANSACTION

      This is only a summary of the Agreement and Plan. You should read the actual Agreement and Plan. It is attached as Exhibit A.

HOW WILL THE TRANSACTION BE CARRIED OUT?

      If the shareholders of Templeton Fund approve the Agreement and Plan, the Transaction will take place after various conditions are satisfied by Templeton Fund and by the Trust, on behalf of Franklin Fund, including the delivery of certain documents. Templeton Fund and the Trust will agree on a specific date for the actual Transaction to take place. This is called the closing date. If the shareholders of Templeton Fund do not approve the Agreement and Plan, the Transaction will not take place.

      If shareholders of Templeton Fund approve the Agreement and Plan at the Meeting, shares of Templeton Fund will no longer be offered for sale, except for the reinvestment of dividend and capital gain distributions. Until the close of business on the day of the Meeting, you may continue to add to your existing account subject to your applicable minimum additional investment amount or buy additional shares through the reinvestment of dividend and capital gain distributions.

      If the shareholders approve the Agreement and Plan, Templeton Fund will deliver to Franklin Fund substantially all of its assets on the closing date. In exchange, Templeton Fund will receive Class A shares and Class C shares of Franklin Fund that have a value equal to the dollar value of the assets delivered to Franklin Fund. The stock transfer books of Templeton Fund will be permanently closed as of 4:00 p.m. Eastern time on the closing date. Templeton Fund will only accept requests for redemption received in proper form before 4:00 p.m. on the closing date. Requests received after that time will be considered requests to redeem shares of Franklin Fund.

      To the extent permitted by law, the funds may agree to amend the Agreement and Plan without shareholder approval. They may also agree to terminate and abandon the Transaction at any time before or, to the extent permitted by law, after the approval of shareholders of Templeton Fund.

WHO WILL PAY THE EXPENSES OF THE TRANSACTION?

      The expenses resulting from the Transaction will be paid one-quarter by Franklin Fund, one-quarter by Templeton Fund, one-quarter by Advisers, the investment manager for Franklin Fund, and one-quarter by Global Advisors, the investment manager for Templeton Fund.

WHAT ARE THE TAX CONSEQUENCES OF THE TRANSACTION?

      The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions and representations received from Templeton Fund and the Trust, on behalf of Franklin Fund, it is the opinion of Stradley Ronon Stevens & Young, LLP, counsel to the funds, that shareholders of Templeton Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares of Templeton Fund for shares of Franklin Fund and that neither Franklin Fund nor its shareholders will recognize any gain or loss upon receipt of the assets of Templeton Fund.

      You will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax advisor regarding the effect, if any, of the Transaction in light of your individual circumstances. You should also consult your tax advisor as to state and local tax consequences, if any, of the Transaction, because this discussion only relates to the federal income tax consequences.

WHAT SHOULD I KNOW ABOUT THE SHARES OF FRANKLIN FUND?

      Class A shares and Class C shares of Franklin Fund will be distributed to shareholders of the Templeton Fund's Class A shares and Class C shares, respectively. Each share of Franklin Fund will be fully paid and nonassessable when issued with no personal liability attaching to the ownership thereof. Each share will have no preemptive or conversion rights and will be transferable upon the books of Franklin Fund. The shares of Franklin Fund will be recorded electronically in each shareholder's account. Franklin Fund will then send a confirmation to each shareholder. As described in the Franklin Fund Prospectus, Franklin Fund does not issue share certificates unless requested. Former shareholders of Templeton Fund whose shares are represented by outstanding share certificates will not be allowed to redeem shares of Franklin Fund until Templeton Fund certificates have been returned.

      Both Franklin Fund and Templeton Fund have non-cumulative voting rights. This gives the holders of more than 50% of the shares voting the ability to elect 100% of the trustees.

      Like Templeton Fund, Franklin Fund does not routinely hold shareholders' meetings. Franklin Fund may hold special meetings for matters requiring shareholder approval. A meeting of Franklin Fund's shareholders may also be called by the Board of Trustees in its discretion.

WHAT ARE THE CAPITALIZATIONS OF THE FUNDS AND WHAT MIGHT THE CAPITALIZATION BE AFTER THE TRANSACTION?

      The following table sets forth, as of April 30, 1999, the capitalization of the Class A and C shares of Templeton Fund and Franklin Fund. The table also shows the projected capitalization of Franklin Fund Class A and C shares as adjusted to give effect to the proposed Transaction. The capitalization of Franklin Fund and its classes is likely to be different when the Transaction is consummated.

                                                                  Franklin
                                                                    Fund -
                                                                  Projected
                                       Templeton    Franklin        after
                                         Fund         Fund       Transaction
                                      (UNAUDITED)  (UNAUDITED)   (UNAUDITED)1

   Net assets (all classes)......   $90,113,957  $ 387,857,520 2  $478,005,100

   Total shares outstanding (all      6,314,523     25,655,282 2    31,595,755
   classes)......................


   Class A net assets............   $85,663,567  $278,301,203     $363,964,770

   Class A shares outstanding....     6,000,585    18,339,216       23,982,402

   Class A net asset value per           $14.28        $15.18           $15.18
   share.........................


   Class C net assets............    $4,450,390  $105,861,019     $110,311,409

   Class C shares outstanding....       313,938     7,072,878        7,370,165

   Class C net asset value per           $14.18        $14.97           $14.97
   share.........................


1 Full pro forma financial statements are included in the SAI relating to this Prospectus/Proxy Statement.
2 Franklin Fund offers two additional classes of shares, Class B and Advisor Class.

                 COMPARISON OF INVESTMENT GOALS AND POLICIES

      This section describes key investment policies of Franklin Fund and Templeton Fund, and certain noteworthy differences between the investment goals and policies of the two funds. For a complete description of Franklin Fund's investment policies and risks, you should read the Franklin Fund Prospectus, which is enclosed to this Prospectus/Proxy Statement as Exhibit B.

ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE INVESTMENT GOALS AND STRATEGIES OF THE FUNDS?

      Templeton Fund's principal investment goal is long-term capital growth, with current income as a secondary goal. Franklin Fund's principal investment goal is to maximize total return. The funds' investment goals are fundamental. The principal difference between the funds' goals is that Templeton Fund places a greater emphasis on income.

      While the ways in which both funds seek to achieve their goals are similar, there are several important differences between the funds. Under normal market conditions, Templeton Fund invests primarily in equity and debt securities of companies located anywhere in the world that are engaged in or related to the real estate industry or which own significant real estate assets. At least 65% of Templeton Fund's assets will be invested in these types of companies located in at least three countries (including the U.S.). For Templeton Fund's purposes, a company is principally engaged in or related to the real estate industry if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services that are related to the real estate industry, and includes real estate investment trusts ("REITs"). Templeton Fund may invest up to 35% of its total assets in equity and debt of companies outside the real estate industry.

      Under normal market conditions, Franklin Fund invests at least 65% of its total assets in equity securities of companies operating in the real estate industry. For Franklin Fund's purposes, these companies include: (i) companies qualifying as REITs for federal income tax purposes, and (ii) companies, such as homebuilders and developers, that have 50% of their assets or revenues attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate. Franklin Fund may invest up to 35% of its total assets in securities of issuers engaged in businesses closely related to the real estate industry. This includes manufacturers and distributors of building supplies; financial institutions that issue or service mortgages, such as savings and loan associations or mortgage bankers; and companies whose principal business is unrelated to the real estate industry, but which have significant real estate holdings (at least 50% of their assets).

      While both funds invest in real estate securities, there are differences in what each fund considers to be a real estate security. Franklin Fund invests a greater portion of its total assets (at least 65% under normal market conditions) in the equity securities of companies that actually operate in the real estate industry. By comparison, Templeton Fund invests at least the same amount of its assets in the securities of companies that either operate in OR ARE RELATED TO the real estate industry. In other words, a greater percentage of Franklin Fund's assets may be invested in the companies operating in, as opposed to merely related to, the real estate industry.

      In addition, Templeton Fund may invest up to 35% of its assets in companies outside the real estate industry, while Franklin Fund may invest that same amount in securities of issuers engaged in businesses closely related to, as opposed to those operating in, the real estate industry. Therefore, Franklin Fund, unlike Templeton Fund, does not have the ability to invest in securities unrelated to the real estate industry.

      A significant difference between the funds is the level of their investments in foreign securities and debt securities. As compared to Franklin Fund, Templeton Fund invests a greater portion of its assets in foreign securities. Franklin Fund is only permitted to invest up to 10% of its assets in securities of foreign issuers, while Templeton Fund has no limitation on the percentage of assets it may invest in foreign securities of developed markets. Templeton Fund may only invest 20% of its assets in developing market issuers. In addition, Templeton Fund has the ability to invest a greater portion of its assets in debt securities than Franklin Fund does.

      Templeton Fund is a diversified fund and Franklin Fund is a non-diversified fund. As a non-diversified fund, Franklin Fund may invest a greater portion of its assets in the securities of one issuer and, therefore, a smaller number of individual issuers than a diversified fund. Economic, business, political or other changes can affect all securities of a similar type. Because it is a non-diversified fund, Franklin Fund may be more sensitive to these changes.

      Policies or restrictions that are deemed fundamental may not be changed without the approval of the lesser of (i) a majority of the outstanding shares of the fund, or (ii) 67% or more of the shares represented at a meeting of shareholders at which the holders of more than 50% of the outstanding shares are represented ("Majority Vote").

HOW DO THE TYPES OF SECURITIES THE FUNDS BUY AND INVESTMENT POLICIES OF THE FUNDS COMPARE?

      EQUITY SECURITIES.

      Both funds seek to achieve their investment goals by investing primarily in equity securities of real estate companies. Equity securities generally entitle the holder to participate in a company's general operating results and include common stocks, preferred stocks and convertible securities. Both funds invest primarily in common stocks, although both funds may also invest in preferred stocks and convertible securities. Franklin Fund anticipates that a substantial portion of its assets will be invested in equity securities of small or medium capitalization companies.

      REITS. REITs typically invest directly in real estate and/or mortgages and loans collateralized by real estate. "Equity" REITs are real estate companies that own and manage income-producing properties such as apartments, hotels, shopping centers or office buildings. The income, primarily rent from these properties, is generally passed on to investors in the form of dividends. These companies provide experienced property management and generally concentrate on a specific geographic region or property type. "Mortgage" REITs make loans to commercial real estate developers and earn income from interest payments. Franklin Fund's primary REIT investments are in equity REITs.

      DEBT SECURITIES.

      While each fund's principal investments are in common stocks, they may also invest in debt securities. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, notes and debentures. Templeton Fund may invest in the debt securities of companies and governments located anywhere in the world, and in structured investments. To the extent Templeton Fund buys debt securities, they will be rated no lower than A by Moody's or S&P or, if unrated, determined by the fund's manager to be of comparable quality and may have an average weighted maturity of up to 30 years. Franklin Fund may buy debt securities rated B or better by Moody's or S&P, or unrated debt that it determines to be of comparable quality. At present, Franklin Fund does not intend to invest more than 5% of its total assets in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's).

      FOREIGN SECURITIES.

      Under normal market conditions, at least 65% of Templeton Fund's total assets will be invested in companies located in at least three countries (including the U.S.) that are engaged in or related to the real estate industry or that own significant real estate assets. Templeton Fund may buy securities in any developed foreign country. The fund may also invest up to 20% of its total assets in developing countries, if the securities are listed on a securities exchange, as well as a limited right to buy securities if they are unlisted. In addition, Templeton Fund may invest 5% of its total assets in Russian securities.

      Franklin Fund's investment in foreign securities is limited to 10% of its assets. Franklin Fund may invest in the securities of issuers in any foreign country, developed or developing. Templeton Fund invests to a much greater degree in foreign securities as compared to Franklin Fund.

      DEPOSITARY RECEIPTS.

      Both funds invest in American, European and Global Depositary
Receipts. Depositary Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

      CONVERTIBLE SECURITIES.

      Both funds may also invest in convertible securities. A convertible security generally is a preferred stock or debt security that pays dividends or interest and may be converted into common stock.

      OPTIONS, FUTURES AND OPTIONS ON FINANCIAL FUTURES.

      Franklin Fund has the authority to write (sell) covered put and call options and buy put and call options that trade on securities exchanges and in the over-the-counter ("OTC") market in order to hedge against the risk of market or industry-wide stock price fluctuations or to increase income to the fund. Franklin Fund may also buy and sell futures and options on futures with respect to securities and securities indices and buy futures and options to "close-out" futures and options it may have written. Additionally, Franklin Fund may sell futures and options to "close out" futures and options it may have purchased. Franklin Fund does not currently intend to enter into options and futures transactions.

      Templeton Fund may sell covered call and put options and buy call and put options on securities or stock indices that are traded on U.S. and foreign exchanges and in the OTC markets. Templeton Fund may buy and sell financial futures contracts for hedging purposes only. Templeton Fund does not currently intend to enter into these options and futures transctions.

      Options, futures and options on futures are generally considered "derivative securities."

      FOREIGN CURRENCY HEDGING TRANSACTIONS.

      In order to hedge against foreign currency exchange rate risks, Templeton Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies. Templeton Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. Templeton Fund will not enter into forward contracts if, as a result, the fund will have more than 20% of the value of its total assets committed to the consummation of such contracts.

      Franklin Fund has no stated policy on foreign currency hedging transactions.

      REPURCHASE AGREEMENTS.

      Each fund will generally have a portion of its assets in cash and cash equivalents for a variety of reasons, including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, each fund may enter into repurchase agreements with certain banks and broker-dealers. Under a repurchase agreement, the fund agrees to buy a U.S. government security from a bank or broker-dealer at one price and agrees to sell the security back to the bank or broker-dealer at a higher price after a short period of time (generally, less than seven days). The bank or broker-dealer must transfer to the fund's custodian securities with an initial value of at least 102% of the dollar amount invested by the fund in each repurchase agreement. If the bank or broker-dealer does not purchase the securities as agreed, the funds may experience a loss or delay in the liquidation of the securities underlying the repurchase agreement and may also incur liquidation costs. Both funds intend to enter into repurchase agreements with banks or broker-dealers considered to be creditworthy by their managers.

      TEMPORARY INVESTMENTS.

      When either fund's manager believes unusual or adverse economic, market or other conditions exist, each fund's portfolio may be invested in a temporary defensive manner. Under these circumstances, Franklin Fund may invest up to 100% of its assets in short-term debt instruments, including U.S. government securities, high grade commercial paper, repurchase agreements and other money market equivalents, including money market funds managed by Advisers or its affiliates. Franklin Fund may also invest cash being held for liquidity purposes in these same instruments. When investing in a temporary defensive manner, Templeton Fund may invest up to 100% of its assets in money market securities denominated in the currency of any nation including short-term securities (maturities of less than 12 months) and medium-term securities (maturities up to 5 years) issued or guaranteed by the U.S. or a foreign government, their agencies or instrumentalities, finance company and corporate commercial paper, and other short-term corporate obligations, rated A by S&P or Prime-1 by Moody's or, if unrated, determined by the fund to be of comparable quality, and repurchase agreements. In addition, Templeton Fund may invest up to 25% of its total assets in obligations of banks (including certificates of deposit, time deposits and bankers' acceptances), provided the fund limits its investment in time deposits for which there is a penalty for early withdrawal to 10% of its total assets.

      Under these circumstances, the funds may be unable to pursue their investment goals because they may not invest or may invest less in real estate securities.

      SECURITIES LENDING.

      Both funds may lend their portfolio securities to qualified securities dealers or other institutional investors. Such loans may not exceed 33 1/3%, in the case of Templeton Fund, and 10%, in the case of Franklin Fund, of the value of each fund's total assets measured at the time of the most recent loan. For each loan, the borrower must maintain collateral with each fund's custodian with a value at least equal to 100% of the current market value of the loaned securities. Both funds will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities.

      WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS.

      Franklin Fund may, but does not intend to, engage in when-issued and delayed delivery transactions. These are transactions where the fund buys securities that have not yet been issued with payment and delivery for the securities to take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the fund assumes the risk that the value of the security at delivery may be more or less than the purchase price. When the fund is the buyer in the transaction, it will maintain cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, in a segregated account with its custodian bank until payment is made.

      ILLIQUID SECURITIES.

      As a fundamental policy, Franklin Fund may not invest more than 10% of its total assets in securities with a limited trading market. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them.

      Templeton Fund may not invest more than 15% of its net assets in illiquid securities. As a fundamental policy, Templeton Fund may not invest more than 15% of its total assets in securities of foreign companies that are not listed on a recognized U.S. or foreign securities exchange, including no more than 10% of its total assets in restricted securities and other securities (including repurchase agreements having more than seven days remaining to maturity and over-the-counter options purchased by the fund and the assets used as cover for over-the-counter option written by the fund) which are not restricted but which are not readily marketable (i.e., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers).

      DIVERSIFICATION.

      Unlike Franklin Fund, Templeton Fund is a diversified fund under the 1940 Act. As a diversified fund, 75% of Templeton Fund's total assets may not be invested in more than 5% of a single issuer's securities or be used to purchase 10% or more of the outstanding securities of a single issuer. In addition, Templeton Fund has a fundamental policy prohibiting it from investing more than 5% of its total assets in the securities of any one issuer.

      Although Franklin Fund may invest a greater portion of its assets in the securities of one issuer than a diversified fund, it does intend to meet the diversification requirements of the Internal Revenue Code.

HOW DO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS DIFFER?

      As described below, the funds have adopted similar restrictions as fundamental policies, which may not be changed without the approval of a Majority Vote. The restrictions described below do not prohibit Franklin Fund from investing all or substantially all of its assets in another registered investment company having the same investment goal and policies of the fund or from purchasing shares of money market funds managed by Advisers or its affiliates.

      Neither fund may invest directly in real estate. This restriction does not prohibit each fund from purchasing securities secured by real estate interests, or issued by companies or investment trusts that invest in real estate or interests therein. Each fund could own real estate directly as a result of a default on securities it owns.

      The funds are generally prohibited from making loans. Both funds, however, may purchase bonds, debentures or similar obligations that are publicly distributed, or of a character usually acquired by institutional investors. In addition, each fund may lend its portfolio securities and enter into repurchase agreements.

      Franklin Fund may not borrow money, except from banks in order to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency (but not for investment) purposes. When Franklin Fund is permitted to borrow money, it may only borrow in an amount up to 10% of the value of its total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. Franklin Fund is also subject to the restriction that no additional investments may be made while any borrowings exceed 5% of the fund's total assets. Templeton Fund may not borrow money, except from a bank and then not in excess of 30% of its total assets (not including the amount borrowed).

      Templeton Fund may not mortgage, pledge or hypothecate any of its assets, except to secure borrowings and then only to an extent not greater than 15% of the fund's total assets. Franklin Fund, as a non-fundamental policy, will not pledge, mortgage or hypothecate the fund's assets as security for loans.

      Neither fund may participate on a joint or joint and several basis in any securities trading account. This is a non-fundamental policy for Franklin Fund and this policy does not prohibit Franklin Fund from participating in joint repurchase arrangements and does not prohibit either fund from lending its portfolio securities, or combining orders to buy or sell with orders from other persons to obtain lower brokerage commissions.

      Each fund may not invest more than 25% of the value of its total assets in any one industry, except that each fund will concentrate its investments in real estate securities.

      Neither fund may underwrite securities of other issuers. This policy does not prohibit either fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities. In addition, Templeton Fund may not issue senior securities or purchase on margin or sell securities short, except that the fund may make margin payments in connection with futures contracts. Franklin Fund may not effect short sales, unless at the time the fund owns securities equivalent in kind and amount to those sold (although it does not currently intend to engage in short sales).

      Franklin Fund may not invest more than 10% of the value of its total assets in illiquid securities with legal or contractual restrictions on resale (although Franklin Fund may invest in such securities to the extent permitted under the federal securities laws) or which are not readily marketable. Templeton Fund may not invest more than 15% of its net assets in illiquid securities. As a fundamental policy, Templeton Fund may not invest more than 15% of its total assets in securities of foreign companies that are not listed on a recognized U.S. or foreign securities exchange, including no more than 10% of its total assets in restricted securities and other securities (including repurchase agreements having more than seven days remaining to maturity and over-the-counter options purchased by the fund and the assets used as cover for over-the-counter option written by the fund) which are not restricted but which are not readily marketable (i.e., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers). Templeton Fund may not invest more than 10% of its total assets in securities with a limited trading market. In addition, Templeton Fund has undertaken with a state securities commission that it will limit investments in illiquid securities to no more than 5% of its total assets.

      Neither fund may invest more than 5% of the value of its total assets in securities of any issuer that does not have a record, together with its predecessors, of at least three years of continuous operation. For Franklin Fund, this limitation does not apply to issuers of REITs.

      Neither fund may invest in securities for the purpose of exercising management or control of the issuer.

      Both funds may not invest in (as well as lease in the case of Franklin
Fund) interests in oil, gas or mineral exploration or development programs (other than publicly traded equity securities, in the case of both funds, and publicly issued debentures, in the case of Templeton Fund) or invest in commodities or in commodity contracts. This policy does not prohibit Franklin Fund from investing in financial futures and related options on futures with respect to securities and securities indices or prohibit Templeton Fund from investing in futures contracts.

      As a fundamental policy, Franklin Fund may not invest in excess of 5% of its total assets in options unrelated to any fund transactions in futures, including puts, calls, straddles, spreads, or any combination thereof. Templeton Fund has no stated policy in this regard.

      Franklin Fund may not invest in the securities of other investment companies, except to the extent permitted by the 1940 Act or other applicable state law, and except in connection with a merger, consolidation or acquisition of assets. Based upon the terms of an SEC order that granted exemptive relief from certain provisions of the 1940 Act, Franklin Fund may invest its short-term cash in shares of one or more money market funds managed by Advisers or its affiliates. Templeton Fund may not invest in other open-end investment companies, except in connection with a merger, consolidation or acquisition of assets.

      Franklin Fund may not purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission. Templeton Fund has no stated policy in this regard.

      Franklin Fund may not purchase or retain securities of any issuer if, to the knowledge of the fund, one or more of the officers or trustees of the fund, or its investment adviser, own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities. Templeton Fund may not purchase or retain securities of any company in which officers of the fund or the manager, individually owing more than 1/2 of 1% of such securities of such company, in the aggregate own more than 5% of the securities of such company.

      Templeton Fund may not invest in the securities of any one issuer (not including securities of the U.S. government and its agencies and instrumentalities), if more than 5% of the total assets of the fund would be invested in such issuer, or purchase more than 10% of any class of securities of one company, including more than 10% of its outstanding voting securities. Franklin Fund is not subject to this restriction.

      Templeton Fund may not invest in excess of 5% of its net assets, valued at the lower of cost or market, in warrants. In addition, no more than 2% of its net assets may be invested in warrants not listed on either the New York Stock Exchange or American Stock Exchange. This is a non-fundamental policy of Franklin Fund.

      It is also the policy of Franklin Fund that it may, consistent with its objective, invest a portion of its assets, as permitted by the 1940 Act and the rules adopted thereunder, in securities or other obligations issued by companies engaged in securities related businesses, including companies that are securities brokers, dealers, underwriters or investment advisers. Templeton Fund has no stated policy in this regard.

WHAT ARE THE RISK FACTORS ASSOCIATED WITH INVESTMENTS IN THE FUNDS?

      Like all investments, an investment in both funds involves risk. There is no assurance that the funds will meet their investment goals. The achievement of the funds' goals depends upon market conditions, generally, and on the investment managers' analytical and portfolio management skills. The risks of the funds are basically the same as those of other investments in real estate securities.

      STOCK RISK.

      While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or securities markets as a whole.

      MEDIUM AND SMALLER COMPANIES RISK. Franklin Fund invests a substantial portion of its assets in equity securities of medium and smaller companies and, therefore, it is subject to additional risks associated with those securities. Historically, medium-size and smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of medium-size and smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of these companies to changing economic conditions.

      In addition, these companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. While medium-size and smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

      REAL ESTATE SECURITIES RISK.

      The funds are generally subject to the same risks that affect direct ownership in real estate and each fund's performance is closely tied to conditions affecting the real estate industry. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values and other factors affecting supply and demand for properties. When economic growth is slowing, demand for property decreases and prices may decline. Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity and make other investments more attractive.

      Each fund's investment in REITs is subject to special risks. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, may not be diversified, and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the 1940 Act. By investing in REITs indirectly through one of the funds, a shareholder will bear not only his proportionate shares of the expenses of the fund but, also, indirectly, similar expenses of the REIT.

      REAL ESTATE RISK. In addition, because the funds invest primarily in the real estate industry, they could own real estate directly as a result of a default on debt securities they may own. Receipt of rental income or income from the disposition of real property by either fund may adversely affect its ability to retain its tax status as a regulated investment company.

      FOREIGN SECURITIES RISK.

      Securities of companies and governments located outside the U.S. may involve risks that can increase the potential for losses in a fund. Investments in Depositary Receipts also involve some or all of the following risks. These risks, including currency risks, are greater for Templeton Fund than Franklin Fund because Templeton Fund invests more heavily in foreign securities.

      COUNTRY RISK. General securities market movements in any country where a fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements will affect a fund's share price and fund performance.

      The political, economic and social structures of some countries a fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

      Investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business and social frameworks to support securities markets. Foreign securities markets, including emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

      COMPANY RISK. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. A fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

      CURRENCY RISK.

      Many of Templeton Fund's investments are denominated in foreign currencies. To the extent either fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of the fund's foreign investments and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency.

      EURO. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, to replace the national currency for participating member countries.

      Because the change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers that a fund may hold in its portfolio, and their impact on fund performance. To the extent either fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

      CONVERTIBLE SECURITIES RISK.

      To the extent a fund invests in convertible securities, it is subject to the risks associated with them. A convertible security has risk characteristics of both equity and debt securities. Its value may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

      DERIVATIVE SECURITIES RISK.

      Options, futures, options on futures, and forward currency contracts are considered derivative investments since their value depends on the value of the underlying asset to be purchased or sold. A fund's investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent either fund enters into any of these transactions, their success will depend on the manager's ability to predict market movements.

      ILLIQUID SECURITIES RISK.

      Investments by a fund in illiquid securities involve the possibility that the securities cannot be readily sold or can only be readily resold at a price significantly lower than their value, which may have a negative effect on the value of the fund's shares.

      INTEREST RATE RISK.

      When interest rates rise, debt security prices generally fall. The opposite is also true: debt security prices generally go up when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes. To the extent Templeton Fund invests more of its assets in debt securities than Franklin Fund, Templeton Fund would be exposed to a greater interest rate risk.

      CREDIT RISK.

      This is the possibility than an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of a fund's shares. As with the interest rate risk, to the extent that Templeton Fund invests more of its assets in debt securities than Franklin Fund, Templeton Fund would be exposed to greater credit risk.

      NON-DIVERSIFICATION RISK.

      A potential difference in the risks associated with investments in each of the funds arises from the fact that Franklin Fund, unlike Templeton Fund, is non-diversified. To the extent Franklin Fund's investments are not diversified, Franklin Fund may be more sensitive to economic, political, business, or regulatory developments affecting a single issuer or industry. This, in turn, may result in greater fluctuation in the value of Franklin Fund's shares.

      YEAR 2000 RISK.

      When evaluating current and potential portfolio positions, Year 2000 is one of the factors each fund's manager considers.

      The managers will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S. may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. Neither manager, of course, cannot audit any company and its major suppliers to verify their Year 2000 readiness.

      If a company in which a fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the price of the fund's shares and the fund's performance.

      Each fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.

      When the Year 2000 arrives, a fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

      The funds' managers and their affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the funds' ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the funds and their managers may have no control.

                                 VOTING INFORMATION

HOW MANY VOTES ARE NECESSARY TO APPROVE THE AGREEMENT AND PLAN?

     The affirmative vote of a majority of the total number of shares of Templeton Fund outstanding and entitled to vote is necessary to approve the Agreement and Plan. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of Templeton Fund held at the close of business on July 20, 1999 (the "Record Date"). If sufficient votes to approve the Agreement and Plan are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.

      Under relevant state law and Templeton Fund's governing documents, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether the matters to be voted upon at the Meeting have been approved, and will have the same effect as a vote against the Agreement and Plan.

HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?

     You can vote in any one of three ways:

o     By mail, with the enclosed proxy card.
o     In person at the Meeting.
o Through Shareholder Communications Corporation ("SCC"), a proxy solicitor, by calling toll-free 1-800/645-3559.

A proxy card is, in essence, a ballot. IF YOU SIMPLY SIGN AND DATE THE PROXY BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE AGREEMENT AND PLAN AND IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT UPON ANY UNEXPECTED MATTERS THAT COME BEFORE THE MEETING OR ADJOURNMENT(S) OF THE MEETING.

CAN I REVOKE MY PROXY?

      You may revoke your proxy at any time before it is voted by sending a written notice to Templeton Fund expressly revoking your proxy, by signing and forwarding to Templeton Fund a later-dated proxy, or by attending the Meeting and voting in person.

WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?

      The Board of Trustees of Templeton Fund does not intend to bring any matters before the Meeting other than those described in this proxy. It is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

WHO IS ENTITLED TO VOTE?

      Shareholders of record of Templeton Fund on the Record Date will be entitled to vote at the meeting. On the Record Date, there were ______________ outstanding shares of Templeton Fund - Class A and ________ outstanding shares of Templeton Fund - Class C.

WHAT OTHER SOLICITATIONS WILL BE MADE?

      Templeton Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares of record. Templeton Fund may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of Templeton Fund and Franklin Fund, without extra pay, may conduct additional solicitations by telephone, personal interviews and other means. Templeton Fund has engaged SCC to solicit proxies from brokers, banks, other institutional holders and individual shareholders for an approximate fee, including out-of-pocket expenses ranging between $20,563 and $26,821. The costs of any such additional solicitation and of any adjourned session will be shared one-quarter by Templeton Fund, one-quarter by Franklin Fund, one-quarter by Advisers, and one-quarter by Global Advisors.

ARE THERE DISSENTERS' RIGHTS?

      Shareholders of Templeton Fund will not be entitled to any "dissenters' rights" since the proposed Transaction involves two open-end investment companies registered under the 1940 Act (commonly called mutual funds). Although no dissenters' rights may be available, you have the right to redeem your shares at Net Asset Value until the closing date. After the closing date, you may redeem your Franklin Fund shares or exchange them for shares of certain other funds in the Franklin Templeton Funds, subject to the terms in the prospectus of the respective fund.

                       INFORMATION ABOUT FRANKLIN FUND

      Information about Franklin Fund is included in the Franklin Fund Prospectus, which is enclosed and considered a part of this Prospectus/Proxy Statement. Additional information about Franklin Fund is included in its SAI dated September 1, 1998, as supplemented April 1, 1999, which has been filed with the SEC and is incorporated by reference into the SAI relating to this Prospectus/Proxy Statement. You may request a free copy of Franklin Fund's SAI and other information by calling 1-800/DIAL-BEN(R) or by writing to the Franklin Fund at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777. The Franklin Fund's Annual Report to Shareholders for the fiscal year ended April 30, 1999, is enclosed to and considered a part of this Prospectus/Proxy Statement.

      The Franklin Fund files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 7 World Trade Center, Suite 1300, New York, NY 10048 and in Chicago at 500 West Madison Street, Suite 1400, Chicago, IL 60661. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, at prescribed rates, or from the SEC's internet address at http://www.sec.gov.

                       INFORMATION ABOUT TEMPLETON FUND

      Information about Templeton Fund is included in the current Templeton Fund Prospectus, as well as Templeton Fund's SAI dated January 1, 1999, and in the Templeton Fund's Annual Report to Shareholders dated August 31, 1998 and SemiAnnual Report dated February 28, 1999. These documents have been filed with the SEC and the Templeton Fund Prospectus, Annual Report, and SemiAnnual Report are incorporated by reference herein. You may request free copies of these documents and other information relating to Templeton Fund by calling 1-800/DIAL BEN(R) or by writing to Templeton Fund at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030. Reports and other information filed by the Templeton Fund can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 7 World Trade Center, Suite 1300, New York, NY 10048 and in Chicago at 500 West Madison Street, Suite 1400, Chicago, IL 60661. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, at prescribed rates, or from the SEC's internet address at http://www.sec.gov.

                         PRINCIPAL HOLDERS OF SHARES

      As of the Record Date, the officers and trustees of Templeton Fund, as a group, owned less than 1% of the outstanding voting shares of Class A or Class C of Templeton Fund. In addition, as of the Record Date, the officers and trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of Class A or Class C of Franklin Fund. From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. Except as listed below, as of the Record Date, no other person owned (beneficially or of record) 5% or more of the outstanding shares of Franklin Fund or Templeton Fund.

 NAME AND ADDRESS                  SHARE CLASS  PERCENTAGE (%)
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GLOSSARY OF USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., 777 Mariners Island Blvd., San Mateo, CA 94404, the investment manager for Franklin Fund

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your Class A shares within 12 months of purchase and Class C shares within 18 months of purchase.

DISTRIBUTORS - Franklin Templeton Distributors, Inc., 777 Mariners Island Blvd., San Mateo, CA 94404, the principal underwriter for the funds

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds, except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the Funds' administrator

GLOBAL ADVISORS - Templeton Global Advisors Limited, 500 East Broward Blvd., Fort Lauderdale, FL 33394-3091, the investment manager for Templeton Fund

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777, the shareholder servicing and transfer agent to the funds

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Services, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge, if applicable. For each fund, the maximum front-end sales charge is 5.75% for Class A and 1% for Class C. We calculate the offering price to two decimal places using standard rounding criteria.

RESOURCES -  Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the funds This reference is for convenience only and does not indicate a legal conclusion of capacity.

S&P - Standard & Poor's Corporation

U.S. - United States





                       EXHIBITS TO COMBINED PROSPECTUS
                             AND PROXY STATEMENT

EXHIBIT

  A Agreement and Plan of Reorganization between Templeton Global Real Estate Fund and Franklin Real Estate Securities Trust, on behalf of Franklin Real Estate Securities Fund

  B Prospectus of Franklin Real Estate Securities Fund - Class A, B & C dated September 1, 1998, as amended January 1, 1999 (enclosed)

  C Annual Report to Shareholders of Franklin Real Estate Securities Fund dated April 30, 1999 (enclosed)





                                  EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION


      AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement and Plan"), made as of this ____ day of ______, 1999, by and between FRANKLIN REAL ESTATE SECURITIES TRUST (the "Trust"), a business trust created under the laws of the State of Delaware in 1993, with its principal place of business at 777 Mariners Island Boulevard, San Mateo, California 94404, on behalf of Franklin Real Estate Securities Fund, a series of shares of the Trust ("Franklin Fund"), and TEMPLETON GLOBAL REAL ESTATE FUND ("Templeton Fund"), a business trust created under the laws of the Commonwealth of Massachusetts in 1989, with its principal place of business at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394.

                            PLAN OF REORGANIZATION

      The reorganization (hereinafter referred to as the "Plan of Reorganization") will consist of (i) the acquisition by the Trust, on behalf of Franklin Fund, of substantially all of the property, assets and goodwill of Templeton Fund in exchange solely for shares of beneficial interest, par value $0.01 per share, of Franklin Fund - Class A ("Franklin Fund Class A Shares") and shares of beneficial interest, par value $0.01 per share, of Franklin Fund - Class C ("Franklin Fund Class C Shares") (collectively, "Franklin Fund Shares"); (ii) the distribution of (a) Franklin Fund Class A Shares to the shareholders of Templeton Fund - Class A shares ("Templeton Fund Class A Shares") and (b) Franklin Fund Class C Shares to the shareholders of Templeton Fund - Class C shares ("Templeton Fund Class C Shares"), according to their respective interests; and (iii) the subsequent dissolution of Templeton Fund as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Agreement and Plan hereinafter set forth.

                                  AGREEMENT

      In order to consummate the Plan of Reorganization and in consideration of the promises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.    SALE AND TRANSFER OF ASSETS, LIQUIDATION AND DISSOLUTION OF TEMPLETON
      FUND.

      (a) Subject to the terms and conditions of this Agreement and Plan, and in reliance on the representations and warranties of the Trust herein contained, and in consideration of the delivery by the Trust of the number of Franklin Fund Class A Shares and Franklin Fund Class C Shares hereinafter provided, Templeton Fund agrees that it will convey, transfer and deliver to the Trust, on behalf of Franklin Fund, at the Closing all of Templeton Fund's then existing assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (i) pay the costs and expenses of carrying out this Agreement and Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on Templeton Fund's books as liability reserves; (ii) discharge its unpaid liabilities on its books at the closing date (as defined in Section 3, hereinafter called the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date; and (iii) pay such contingent liabilities as the Board of Trustees shall reasonably deem to exist against Templeton Fund, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on Templeton Fund's books (hereinafter "Net Assets"). Templeton Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date.

      (b) Subject to the terms and conditions of this Agreement and Plan, and in reliance on the representations and warranties of Templeton Fund herein contained, and in consideration of such sale, conveyance, transfer, and delivery, the Trust agrees at the Closing to deliver to Templeton Fund:
(i) the number of Franklin Fund Class A Shares, determined by dividing the net asset value per share of Templeton Fund Class A Shares by the net asset value per share of Franklin Fund Class A Shares, and multiplying the result thereof by the number of outstanding Templeton Fund Class A Shares, as of 1:00 p.m. Pacific time on the Closing Date; and (ii) the number of Franklin Fund Class C Shares, determined by dividing the net asset value per share of Templeton Fund Class C Shares by the net asset value per share of Franklin Fund Class C Shares, and multiplying the result thereof by the number of outstanding Templeton Fund Class C Shares, as of 1:00 p.m. Pacific time on
the Closing Date.   All such values shall be determined in the manner and as
of the time set forth in Section 2 hereof.

      (c) Immediately following the Closing, Templeton Fund shall dissolve and distribute pro rata to its shareholders of record as of the close of business on the Closing Date Franklin Fund Shares received by Templeton Fund pursuant to this Section 1. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of Templeton Fund of the type and in the amounts due such shareholders based on their respective holdings as of the close of business on the Closing Date. Fractional Franklin Fund Shares shall be carried to the third decimal place. As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing shares of beneficial interest of Templeton Fund shall be entitled to surrender the same to the transfer agent for Franklin Fund in exchange for the number of Franklin Fund Shares into which the shares of Templeton Fund theretofore represented by the certificate or certificates so surrendered shall have been converted. Certificates for Franklin Fund Shares shall not be issued, unless specifically requested by the shareholders. Until so surrendered, each outstanding certificate which, prior to the Closing, represented shares of beneficial interest of Templeton Fund shall be deemed for all Franklin Fund's purposes to evidence ownership of the number of Franklin Fund Shares into which the shares of beneficial interest of Templeton Fund (which prior to the Closing were represented thereby) have been converted.

2.    VALUATION.

      (a) The value of Templeton Fund's Net Assets to be acquired by the Trust, on behalf of Franklin Fund, hereunder shall be computed as of 1:00 p.m. Pacific time on the Closing Date using the valuation procedures set forth in Templeton Fund's currently effective prospectus.

      (b) The net asset value of a share of beneficial interest of Franklin Fund Class A Shares and of Franklin Fund Class C Shares shall be determined to the nearest full cent as of 1:00 p.m. Pacific time on the Closing Date using the valuation procedures set forth in Franklin Fund's currently effective prospectus.

      (c) The net asset value of a share of beneficial interest of Templeton Fund Class A Shares and of Templeton Fund Class C Shares shall be determined to the fourth decimal place as of 1:00 p.m. Pacific time on the Closing Date using the valuation procedures set forth in Templeton Fund's currently effective prospectus.

3.    CLOSING AND CLOSING DATE.

      The Closing Date shall be September 23, 1999, or such later date as the parties may mutually agree. The Closing shall take place at the principal office of the Trust at 2:00 p.m. Pacific time on the Closing Date. Templeton Fund shall have provided for delivery as of the Closing of those Net Assets of Templeton Fund to be transferred to Franklin Fund's Custodian, Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286. Also, Templeton Fund shall deliver at the Closing a list of names and addresses of the shareholders of record of its Templeton Fund Class A Shares and Templeton Fund Class C Shares and the number of shares of beneficial interest of such classes owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 1:00 p.m. Pacific time on the Closing Date, certified by its transfer agent or by its President to the best of its or his knowledge and belief. The Trust shall issue and deliver a certificate or certificates evidencing the shares of beneficial interest of Franklin Fund to be delivered to said transfer agent registered in such manner as Templeton Fund may request, or provide evidence satisfactory to Templeton Fund that such Franklin Fund Shares have been registered in an account on the books of Franklin Fund in such manner as Templeton Fund may request.

4.    REPRESENTATIONS AND WARRANTIES BY TEMPLETON FUND.

      Templeton Fund represents and warrants to the Trust that:

      (a) Templeton Fund is a business trust created under the laws of the Commonwealth of Massachusetts on July 17, 1989, and is validly existing and in good standing under the laws of that commonwealth. Templeton Fund is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end, management investment company and all its shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"), except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

      (b) Templeton Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

      (c) The financial statements appearing in Templeton Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1998, audited by McGladrey & Pullen L.L.P., and SemiAnnual Report to Shareholders for the six month period ended February 28, 1999, copies of which have been delivered to the Trust, fairly present the financial position of Templeton Fund as of such dates and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

      (d) The books and records of Templeton Fund made available to the Trust and/or its counsel accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of Templeton Fund.

      (e) Templeton Fund has the necessary power and authority to conduct its business as such business is now being conducted.

      (f) Templeton Fund is not a party to or obligated under any provision of its Amended and Restated Declaration of Trust or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Agreement and Plan.

      (g) Templeton Fund has elected to be treated as a regulated investment company ("RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), has qualified as a RIC for each taxable year since its inception, and will qualify as a RIC as of the Closing Date.

5.    REPRESENTATIONS AND WARRANTIES BY THE TRUST.

      The Trust represents and warrants to Templeton Fund that:

      (a) The Trust is a business trust created under the laws of the State of Delaware on September 22, 1993, and is validly existing and in good standing under the laws of that state. The Trust is duly registered under the 1940 Act as an open-end, management investment company and all of Franklin Fund's shares sold were sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

      (b) The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share, each outstanding share of which is fully paid, non-assessable, freely transferable, and has full voting rights. Franklin Fund Shares to be issued pursuant to this Agreement and Plan will be fully paid, non-assessable, freely transferable and have full voting rights.

      (c) At the Closing, Franklin Fund Class A Shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of Templeton Fund Class A Shares are presently eligible for offering to the public, and Franklin Fund Class C Shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of Templeton Fund Class C Shares are presently eligible for offering to the public; and there are a sufficient number of Franklin Fund Class A Shares and Franklin Fund Class C Shares registered under the 1933 Act to permit the transfers contemplated by this Agreement and Plan to be consummated.

      (d) The financial statements appearing in the Trust's Annual Report to Shareholders for the fiscal year ended April 30, 1999, audited by Coopers & Lybrand L.L.P., copies of which have been delivered to Templeton Fund, fairly present the financial position of Franklin Fund as of such date and the results of its operations for the period indicated in conformity with generally accepted accounting principles applied on a consistent basis.

      (e) The Trust has the necessary power and authority to conduct Franklin Fund's business as such business is now being conducted.

      (f) The Trust is not a party to or obligated under any provision of the Trust's Agreement and Declaration of Trust or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by the Trust's execution of or performance under this Agreement and Plan.

      (g) The Trust has elected to treat Franklin Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, and Franklin Fund has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date.

6.    REPRESENTATIONS AND WARRANTIES BY TEMPLETON FUND AND THE TRUST.

      Templeton Fund and the Trust each represents and warrants to the other that:

      (a) The statement of assets and liabilities to be furnished by it as of 1:00 p.m. Pacific time on the Closing Date for the purpose of determining the number of Franklin Fund Shares to be issued pursuant to Section 1 of this Agreement and Plan will accurately reflect its Net Assets in the case of Templeton Fund and its net assets in the case of Franklin Fund, and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

      (b) At the Closing, it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in "(a)" above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

      (c) Except as disclosed in its currently effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against it.

      (d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

      (e) The execution, delivery, and performance of this Agreement and Plan have been duly authorized by all necessary action of its Board of Trustees, and this Agreement and Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

      (f) It anticipates that consummation of this Agreement and Plan will not cause it, in the case of Templeton Fund, and Franklin Fund, in the case of the Trust, to fail to conform to the requirements of Subchapter M of the Code for federal income taxation as a RIC at the end of its fiscal year.

      (g) It has the necessary power and authority to conduct its business, in the case of Templeton Fund, and Franklin Fund's business, in the case of the Trust, as such business is now being conducted.

7.    COVENANTS OF TEMPLETON FUND AND THE TRUST.

      (a) Templeton Fund and the Trust, on behalf of Franklin Fund, each covenant to operate their respective businesses as presently conducted between the date hereof and the Closing.

      (b) Templeton Fund undertakes that it will not acquire Franklin Fund Shares for the purpose of making distributions thereof to anyone other than Templeton Fund's shareholders.

      (c) Templeton Fund undertakes that, if this Agreement and Plan is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that it has ceased to be an investment company.

      (d) Templeton Fund and the Trust each agree that, by the Closing, all of their federal and other tax returns and reports required by law to be filed by Templeton Fund or by the Trust, on behalf of Franklin Fund, on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

      (e) At the Closing, Templeton Fund will provide the Trust with a copy of the shareholder ledger accounts, certified by its transfer agent or its President to the best of its or his knowledge and belief, for all the shareholders of record of its shares as of 1:00 p.m. Pacific time on the Closing Date who are to become shareholders of Franklin Fund as a result of the transfer of assets that is the subject of this Agreement and Plan.

      (f) Templeton Fund agrees to mail to each shareholder of record entitled to vote at the meeting of its shareholders at which action on this Agreement and Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Prospectus and Proxy Statement that complies in all material respects with the applicable provisions of
Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

      (g) The Trust will file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to Franklin Fund Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time it becomes effective, the Registration Statement will (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of Templeton Fund's shareholders' meeting, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8.    CONDITIONS PRECEDENT TO BE FULFILLED BY TEMPLETON FUND AND THE TRUST.

      The obligations of Templeton Fund and the Trust to effectuate this Agreement and Plan hereunder shall be subject to the following respective conditions:

      (a) That: (i) all the representations and warranties of the other party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) the other party shall have performed all obligations required by this Agreement and Plan to be performed by it prior to the Closing; and (iii) the other party shall have delivered to such party a certificate signed by the President and by the Secretary or equivalent officer to the foregoing effect.

      (b) That each party shall have delivered to the other party a copy of the resolutions approving this Agreement and Plan adopted by its Board of Trustees certified by its Secretary or equivalent officer.

      (c) That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan of Reorganization under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.

      (d) That this Agreement and Plan and the Plan of Reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of Templeton Fund at an annual or special meeting or any adjournment thereof.

      (e) That Templeton Fund shall have declared a distribution or distributions prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its net investment income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 1:00 p.m. Pacific time on the Closing Date; and (ii) any undistributed net investment income and net realized capital gains from any period to the extent not otherwise declared for distribution.

      (f) That there shall be delivered to Templeton Fund and the Trust an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to Templeton Fund and the Trust, to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Agreement and Plan and based upon certificates of the officers of Templeton Fund and the Trust with regard to matters of fact:

            (1) The acquisition by Franklin Fund of substantially all the assets of Templeton Fund as provided for herein in exchange for Franklin Fund Shares will qualify as a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Templeton Fund and Franklin Fund will each be a party to the respective reorganization within the meaning of Section 368(b) of the Code;

            (2) No gain or loss will be recognized by Templeton Fund upon the transfer of substantially all of its assets to Franklin Fund in exchange solely for voting shares of Franklin Fund (Code Sections 361(a) and 357(a)). No opinion, however, will be expressed as to whether any accrued market discount will be required to be recognized as ordinary income pursuant to
Section 1276 of the Code;

            (3) No gain or loss will be recognized by Franklin Fund upon the receipt of substantially all of the assets of Templeton Fund in exchange solely for voting shares of Franklin Fund (Code Section 1032(a));

            (4) The basis of the assets of Templeton Fund received by Franklin Fund will be the same as the basis of such assets to Templeton Fund immediately prior to the exchange (Code Section 362(b));

            (5) The holding period of the assets of Templeton Fund received by Franklin Fund will include the period during which such assets were held by Templeton Fund (Code Section 1223(2));

            (6) No gain or loss will be recognized to the shareholders of Templeton Fund upon the exchange of their shares in Templeton Fund for voting shares of Franklin Fund (Code Section 354(a));

            (7) The basis of Franklin Fund Shares received by Templeton Fund's shareholders shall be the same as the basis of the shares of Templeton Fund exchanged therefor (Code Section 358(a)(1));

            (8) The holding period of Franklin Fund Shares received by Templeton Fund's shareholders (including fractional shares to which they may be entitled) will include the holding period of Templeton Fund's shares surrendered in exchange therefor, provided that Templeton Fund's shares were held as a capital asset on the date of the exchange (Code Section 1223(1)); and

            (9) Franklin Fund will succeed to and take into account as of the date of the proposed transfer the items of Templeton Fund described in
Section 381(c) of the Code (as defined in Section 1.381(b)-1(b) of the Income Tax Regulations), subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code and the Income Tax Regulations thereunder.

      (g) That the Trust shall have received an opinion in form and substance satisfactory to it from Messrs. Stradley Ronon Stevens & Young, LLP, counsel to Templeton Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

            (1) Templeton Fund was created as a business trust under the laws of the Commonwealth of Massachusetts on July 17, 1989, and is a validly existing business trust and in good standing under the laws of that commonwealth;

            (2) Templeton Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share. Assuming that the initial shares of beneficial interest were issued in accordance with the 1940 Act and the Amended and Restated Declaration of Trust and By-laws of Templeton Fund, and that all other outstanding shares of Templeton Fund were sold, issued and paid for in accordance with the terms of Templeton Fund's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, freely transferable and has full voting rights;

            (3) Templeton Fund is an open-end, diversified investment company of the management type registered as such under the 1940 Act;

            (4) Except as disclosed in Templeton Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Templeton Fund, the unfavorable outcome of which would materially and adversely affect Templeton Fund;

            (5) All actions required to be taken by Templeton Fund to authorize this Agreement and Plan and to effect the Plan of Reorganization contemplated hereby have been duly authorized by all necessary action on the part of Templeton Fund; and

            (6) Neither the execution, delivery, nor performance of this Agreement and Plan by Templeton Fund violates any provision of its Amended and Restated Declaration of Trust or By-laws, or the provisions of any agreement or other instrument known to such counsel to which Templeton Fund is a party or by which Templeton Fund is otherwise bound; this Agreement and Plan is the legal, valid and binding obligation of Templeton Fund and is enforceable against Templeton Fund in accordance with its terms.

      In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of Templeton Fund with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of Templeton Fund.

      (h) That Templeton Fund shall have received an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to the Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:

            (1) The Trust was created as a business trust under the laws of the State of Delaware on September 14, 1993, and is a validly existing business trust and in good standing under the laws of that state;

            (2) The Trust is authorized to issue an unlimited number of shares of beneficial interest of Franklin Fund, par value $0.01 per share. Assuming that the initial shares of beneficial interest of Franklin Fund were issued in accordance with the 1940 Act, and the Agreement and Declaration of Trust and By-laws of the Trust, and that all other outstanding shares of Franklin Fund were sold, issued and paid for in accordance with the terms of Franklin Fund's prospectus in effect at the time of such sales, each such outstanding share of Franklin Fund is fully paid, non-assessable, freely transferable and has full voting rights;

            (3) The Trust is an open-end investment company of the management type registered as such under the 1940 Act;

            (4) Except as disclosed in Franklin Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Trust, the unfavorable outcome of which would materially and adversely affect the Trust or Franklin Fund;

            (5) Franklin Fund Shares to be issued pursuant to the terms of this Agreement and Plan have been duly authorized and, when issued and delivered as provided in this Agreement and Plan, will have been validly issued and fully paid and will be non-assessable by the Trust;

            (6) All actions required to be taken by the Trust to authorize this Agreement and Plan and to effect the Plan of Reorganization contemplated hereby have been duly authorized by all necessary action on the part of the Trust;

            (7) Neither the execution, delivery, nor performance of this Agreement and Plan by the Trust violates any provision of its Agreement and Declaration of Trust or By-laws, or the provisions of any agreement or other instrument known to such counsel to which the Trust is a party or by which the Trust, on behalf of Franklin Fund, is otherwise bound; this Agreement and Plan is the legal, valid and binding obligation of the Trust and is enforceable against the Trust and/or Franklin Fund in accordance with its terms; and

            (8) The registration statement of the Trust, of which the prospectus, dated September 1, 1998, of Franklin Fund is a part (the "Prospectus"), is, at the time of the signing of this Agreement and Plan, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the U.S. Securities and Exchange Commission under the 1933 Act, and nothing has come to counsel's attention that causes it to believe that, at the time the Prospectus became effective, or at the time of the signing of this Agreement and Plan, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus, or of any contract or document of a character required to be described in the Prospectus that is not described as required.

      In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

      (i) That Templeton Fund shall have received a certificate from the President and Secretary of the Trust to the effect that the statements contained in Franklin Fund's Prospectus, at the time the Prospectus became effective, at the date of the signing of this Agreement and Plan, and at the Closing, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

      (j) That the Trust's Registration Statement with respect to Franklin Fund Shares to be delivered to Templeton Fund's shareholders in accordance with this Agreement and Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

      (k) That Franklin Fund Shares to be delivered hereunder shall be eligible for sale by the Trust with each state commission or agency with which such eligibility is required in order to permit Franklin Fund Shares lawfully to be delivered to each Templeton Fund shareholder.

      (l) That, at the Closing, Templeton Fund transfers to the Trust, on behalf of Franklin Fund, aggregate Net Assets of Templeton Fund comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of Templeton Fund on the Closing Date.

9.    BROKERAGE FEES AND EXPENSES.

      (a) Templeton Fund and the Trust each represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

      (b) The expenses of entering into and carrying out the provisions of this Agreement and Plan shall be borne one-quarter by Templeton Fund, one-quarter by Franklin Fund, one-quarter by Franklin Advisers, Inc., and one-quarter by Templeton Global Advisors Limited.

10.   TERMINATION; POSTPONEMENT; WAIVER; ORDER.

      (a) Anything contained in this Agreement and Plan to the contrary notwithstanding, this Agreement and Plan may be terminated and the Plan of Reorganization abandoned at any time (whether before or after approval thereof by the shareholders of Templeton Fund) prior to the Closing or the Closing may be postponed as follows:

            (1) by mutual consent of Templeton Fund and the Trust;

            (2) by the Trust if any condition of its obligations set forth in Section 8 has not been fulfilled or waived; or

            (3) by Templeton Fund if any condition of its obligations set forth in Section 8 has not been fulfilled or waived.

      An election by Templeton Fund or the Trust to terminate this Agreement and Plan and to abandon the Plan of Reorganization shall be exercised, respectively, by the Board of Trustees of Templeton Fund or the Trust.

      (b) If the transactions contemplated by this Agreement and Plan have not been consummated by January 31, 2000, the Agreement and Plan shall automatically terminate on that date, unless a later date is agreed to by both the Trust and Templeton Fund.

      (c) In the event of termination of this Agreement and Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and neither Templeton Fund nor the Trust, nor their trustees, officers, agents or shareholders shall have any liability in respect of this Agreement and Plan.

      (d) At any time prior to the Closing, any of the terms or conditions of this Agreement and Plan may be waived by the party who is entitled to the benefit thereof by action taken by that party's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement and Plan to its shareholders, on behalf of whom such action is taken.

      (e) The respective representations and warranties contained in Sections 4 to 6 hereof shall expire with and be terminated by the Plan of Reorganization, and neither Templeton Fund nor the Trust, nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, trustee, agent or shareholder of Templeton Fund or the Trust against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

      (f) If any order or orders of the U.S. Securities and Exchange Commission with respect to this Agreement and Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of Templeton Fund or the Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement and Plan without further vote or approval of the shareholders of Templeton Fund, unless such terms and conditions shall result in a change in the method of computing the number of Franklin Fund Shares to be issued to Templeton Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of Templeton Fund prior to the meeting at which the transactions contemplated by this Agreement and Plan shall have been approved, this Agreement and Plan shall not be consummated and shall terminate unless Templeton Fund shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.   ENTIRE AGREEMENT AND AMENDMENTS.

      This Agreement and Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Agreement and Plan may be amended only by mutual consent of the parties in writing. Neither this Agreement and Plan nor any interest herein may be assigned without the prior written consent of the other party.

12.   COUNTERPARTS.

      This Agreement and Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

13.   NOTICES.

      Any notice, report, or demand required or permitted by any provision of this Agreement and Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to Franklin Real Estate Securities Trust at 777 Mariners Island Boulevard, P. O. Box 7777, San Mateo, California 94404, Attention: Secretary, or Templeton Global Real Estate Fund, at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394, Attention: Secretary, as the case may be.

14.   GOVERNING LAW.

      This Agreement and Plan shall be governed by and carried out in accordance with the laws of the Commonwealth of Massachusetts.






      IN WITNESS WHEREOF, Franklin Real Estate Securities Trust, on behalf of Franklin Real Estate Securities Fund, and Templeton Global Real Estate Fund have each caused this Agreement and Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.

                              FRANKLIN REAL ESTATE SECURITIES TRUST, ON
                              BEHALF OF FRANKLIN REAL ESTATE SECURITIES FUND
Attest:

_________________________     By:________________________________
Assistant Secretary                 Deborah R. Gatzek
                                    Vice President and Secretary

                              TEMPLETON GLOBAL REAL ESTATE FUND
Attest:


_________________________     By:________________________________
Assistant Secretary                 Deborah R. Gatzek
                                    Vice President





                                  EXHIBIT B




PROSPECTUS


FRANKLIN
REAL ESTATE
SECURITIES FUND

INVESTMENT STRATEGY
GROWTH & INCOME

SEPTEMBER 1, 1998  AS AMENDED JANUARY 1, 1999

Franklin Real Estate Securities Trust
Class A, B & C


Please read this prospectus before investing, and keep it for future reference. It contains important information, including how the fund invests and the services available to shareholders.


This prospectus describes the fund's Class A, B and C shares. The fund currently offers another share class with a different sales charge and expense structure, which affects performance.


To learn more about the fund and its policies, you may request a copy of the fund's Statement of Additional Information ("SAI"), dated September 1, 1998, which we may amend from time to time. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus.

For a free copy of the SAI or a larger print version of this prospectus, or to receive a free copy of the prospectus for the fund's other share class, contact your investment representative or call 1-800/DIAL BEN.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FRANKLIN REAL ESTATE SECURITIES FUND

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS


TABLE OF CONTENTS

ABOUT THE FUND
Expense Summary ...............................................    2
Financial Highlights ..........................................    4
How Does the Fund Invest Its Assets? ..........................    5
What Are the Risks of Investing in the Fund? ..................    8
Who Manages the Fund? .........................................   11
How Taxation Affects the Fund and Its Shareholders ............   14
How Is the Trust Organized? ...................................   16

ABOUT YOUR ACCOUNT
How Do I Buy Shares? ..........................................   17
May I Exchange Shares for Shares of Another Fund? .............   26
How Do I Sell Shares? .........................................   29
What Distributions Might I Receive From the Fund? .............   32
Transaction Procedures and Special Requirements ...............   33
Services to Help You Manage Your Account ......................   37
What If I Have Questions About My Account? ....................   40

GLOSSARY
Useful Terms and Definitions ..................................   40


FRANKLIN
REAL ESTATE
SECURITIES FUND


September 1, 1998
as amended January 1, 1999


When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section

777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777


1-800/DIAL BEN(R)



ABOUT THE FUND

EXPENSE SUMMARY


This table is designed to help you understand the costs of investing in the fund. It is based on the historical expenses of the fund for the fiscal year ended April 30, 1998. The fund's actual expenses may vary.

                                           CLASS A 1    CLASS B 2   CLASS C 1
----------------------------------------------------------------------------

A. SHAREHOLDER TRANSACTION EXPENSES3

      Maximum Sales Charge
      (as a percentage of Offering Price)   5.75%       4.00%      1.99%

       Paid at time of purchase4            5.75%       None       1.00%

       Paid at redemption5                  None        4.00%      0.99%

      Exchange Fee (per transaction)6       None        None       None

B. ANNUAL FUND OPERATING EXPENSES
    (AS A PERCENTAGE OF AVERAGE NET
    ASSETS)

      Management Fees7                      0.52%       0.52%      0.52%

      Rule 12b-1 Fees8                      0.25%       1.00%      1.00%

      Other Expenses                        0.26%       0.26%      0.26%
                                           -----------------------------

      Total Fund Operating Expenses7        1.03%       1.78%      1.78%
                                          ==============================


C. EXAMPLE


Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $10,000 that you invest in the fund.

                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------


      CLASS A                             $674 9   $884      $1,111    $1,762

      CLASS B
       Assuming you sold your shares
       at the end of the period           $581     $860      $1,164    $1,897 10

       Assuming you stayed in the fund    $181     $560        $964    $1,897 10

      CLASS C                             $377 11  $655      $1,055    $2,174


      THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.


1. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II.
2. The fund began offering Class B shares on January 1, 1999. Annual fund operating expenses are based on the expenses for Class A and C for the fiscal year ended April 30, 1998. The Rule 12b-1 fees are based on the maximum fees allowed under Class B's Rule 12b-1 plan.
3. If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
4. There is no front-end sales charge if you invest $1 million or more in Class A shares. Although Class B and C have a lower front-end sales charge than Class A, their Rule 12b-1 fees are higher. Over time you may pay more for Class B and C shares. Please see "How Do I Buy Shares? - Choosing a Share Class."
5. A Contingent Deferred Sales Charge of 1% may apply to Class A purchases of $1 million or more if you sell the shares within one year and to any Class C purchase if you sell the shares within 18 months. A Contingent Deferred Sales Charge of up to 4% may apply to any Class B purchase if you sell the shares within six years. A Contingent Deferred Sales Charge may also apply to purchases by certain retirement plans that qualify to buy Class A shares without a front-end sales charge. The charge is based on the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage for Class C is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount you would pay is the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.
6. There is a $5 fee for exchanges by Market Timers.
7. For the period shown, the manager had agreed in advance to limit its management fees. With this reduction, management fees were 0.49% and total fund operating expenses were 1.00% for Class A, 1.75% for Class B and 1.75% for Class C.
8. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.
9. Assumes a Contingent Deferred Sales Charge will not apply.
10. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.
11. For the same Class C investment, you would pay projected expenses of $279 if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.


FINANCIAL HIGHLIGHTS


This table summarizes the fund's financial history. The information has been audited by PricewaterhouseCoopers LLP, the fund's independent auditor. The audit report covering the periods shown below appears in the Trust's Annual Report to Shareholders for the fiscal year ended April 30, 1998. The Annual Report to Shareholders also includes more information about the fund's performance. For a free copy, please call Fund Information.


                                                        CLASS A

                                                    YEAR ENDED APRIL 30,
                                         1998   19974    1996    1995    19942
------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the year)

Net asset value, beginning of year      $15.44  $12.64  $10.58  $10.92  $10.00
                                        ---------------------------------------
Income from investment operations:

 Net investment income                     .63     .49     .43     .39     .06

 Net realized and unrealized gains
 (losses)                                 2.14    2.77    2.10    (.45)    .86
                                      ----------------------------------------

Total from investment operations          2.77    3.26    2.53    (.06)    .92
                                      ----------------------------------------

Less distributions from:

 Net investment income                    (.48)   (.36)   (.47)   (.28)    -

 Net realized gains                       (.07)   (.10)     -      -       -
                                      ---------------------------------------

Total distributions                       (.55)   (.46)   (.47)   (.28)    -
                                      ---------------------------------------

Net asset value, end of year            $17.66  $15.44  $12.64  $10.58  $10.92
                                      ========================================

Total return+                            17.96%  25.97%  24.25%   (.48%)  9.20%

Ratios/supplemental data

Net assets, end of year (000's)        $330,030 $153,520 $33,634  $16,694 $5,634

Ratios to average net assets:

 Expenses                                 1.00%    .98%    .67%    .25%   .25%1

 Expenses excluding waiver and
 payments by affiliate                    1.03%   1.09%   1.24%   1.40%  2.91%1

 Net investment income                    3.50%   3.88%   4.38%   4.86%  3.19%1

Portfolio turnover rate                   6.10%   6.80%  14.40%   3.74%     -

Average commission rate paid++           $.0583  $.0576  $.0575  $ -     $  -


                                                         CLASS C


                                                   YEAR ENDED APRIL 30,
                                                 1998     1997 4        1996 3

PER SHARE OPERATING PERFORMANCE

(for a share outstanding throughout the year)

Net asset value, beginning of year              $15.26      $12.56      $10.58

Income from investment operations:

 Net investment income                             .45         .43         .44

 Net realized and unrealized gains                2.15        2.68        2.00
                                                -------------------------------

Total from investment operations                  2.60        3.11        2.44
                                                -------------------------------

Less distributions from:

 Net investment income                            (.39)       (.31)       (.46)

 Net realized gains                               (.07)       (.10)         -
                                                -------------------------------

Total distributions                               (.46)       (.41)       (.46)
                                                -------------------------------

Net asset value, end of year                    $17.40      $15.26      $12.56
                                                ===============================

Total return+                                   17.07%      24.94%      23.21%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's)               $137,048      $58,540     $6,282

Ratios to average net assets:

 Expenses                                         1.75%      1.75%       1.41%

 Expenses excluding waiver and payments
  by affiliate                                    1.78%      1.86%       1.98%

 Net investment income                            2.77%      2.92%       3.65%

Portfolio turnover rate                           6.10%      6.80%      14.40%

Average commission rate paid++                  $.0583      $.0576      $.0575


+Total return does not reflect sales commissions or the Contingent Deferred Sales Charges, and is not annualized.
++Relates to purchases and sales of equity securities. Prior to fiscal year end 1996, disclosure of average commission rate was not required.
1Annualized.
2For the period January 3, 1994 (effective date) to April 30, 1994. 3Effective date of Class C shares was May 1, 1995.
4For the period ending April 30, 1997, per share amounts have been calculated using the daily average shares outstanding.


HOW DOES THE FUND INVEST ITS ASSETS?

WHAT IS THE FUND'S GOAL?

The investment goal of the fund is to maximize total return. This goal is fundamental, which means that it may not be changed without shareholder approval.

WHAT IS THE FUND'S INVESTMENT STRATEGY?

The fund tries to achieve its investment goal by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies operating in the real estate industry. This includes:

o companies qualifying as real estate investment trusts ("REITs") for federal income tax purposes; and

o companies, such as homebuilders and developers, that have at least 50% of their assets or revenues attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate.

The fund may invest up to 35% of its total assets in securities of issuers engaged in businesses closely related to the real estate industry. This includes manufacturers and distributors of building supplies; financial institutions that issue or service mortgages, such as savings and loan associations or mortgage bankers; and companies whose principal business is unrelated to the real estate industry but which have significant real estate holdings (at least 50% of their assets).

WHAT KINDS OF SECURITIES DOES THE FUND BUY?

EQUITY SECURITIES generally entitle the holder to participate in a company's general operating results. These include common stock; preferred stock; warrants or rights. The fund anticipates that a substantial portion of its assets will be invested in equity securities of small or medium capitalization companies.

REITS. REITs typically invest directly in real estate and/or in mortgages and loans collateralized by real estate. "Equity" REITs are real estate companies that own and manage income-producing properties such as apartments, hotels, shopping centers or office buildings. The income, primarily rent from these properties, is generally passed on to investors in the form of dividends. These companies provide experienced property management and generally concentrate on a specific geographic region or property type. "Mortgage" REITs make loans to commercial real estate developers and earn income from interest payments.

The fund's primary REIT investments are in equity REITs.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS. The fund may invest up to 10% of its total assets in securities of issuers in any foreign country, developed or developing, and in American, European and Global Depositary Receipts. Depositary Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

CONVERTIBLE SECURITIES. The fund may also invest in convertible securities. A convertible security generally is a preferred stock or debt security that pays dividends or interest and may be converted into common stock.

SHORT-TERM MONEY MARKET INSTRUMENTS. The fund may invest cash being held for liquidity purposes in short-term debt instruments, including U.S. government securities, high grade commercial paper, repurchase agreements and other money market equivalents.

Please see the SAI for more details on the types of securities the fund invests in.

WHAT ARE SOME OF THE FUND'S OTHER INVESTMENT STRATEGIES AND PRACTICES?


TEMPORARY INVESTMENTS. When the manager believes that the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist, it may invest the fund's portfolio in a temporary defensive manner. Under such circumstances, the fund may invest up to 100% of its assets in short-term debt instruments, including U.S. government securities, high grade commercial paper, repurchase agreements and other money market equivalents.


REPURCHASE AGREEMENTS. The fund will generally have a portion of its assets in cash or cash equivalents for a variety of reasons including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, the fund may enter into repurchase agreements with certain banks and broker-dealers. Under a repurchase agreement, the fund agrees to buy a U.S. government security from one of these issuers and then to sell the security back to the issuer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the fund's custodian securities with an initial value of at least 102% of the dollar amount invested by the fund in each repurchase agreement.

SECURITIES LENDING. To generate additional income, the fund may lend its portfolio securities to qualified securities dealers or other institutional investors. Such loans may not exceed 10% of the value of the fund's total assets measured at the time of the most recent loan. For each loan the fund must receive in return collateral with a value at least equal to 100% of the current market value of the loaned securities.

DIVERSIFICATION. Diversification involves limiting the amount of money invested in any one issuer or, on a broader scale, in a particular industry or group of industries. Non-diversified funds may invest a greater portion of their assets in the securities of one issuer than diversified funds. Economic, business, political or other changes can affect all securities of a similar type. A non-diversified fund may be more sensitive to these changes.

The fund is a non-diversified fund, although it intends to meet certain diversification requirements for tax purposes.

OTHER POLICIES AND RESTRICTIONS. The fund has a number of additional investment policies and restrictions that govern its activities. Those that are identified as "fundamental" may only be changed with shareholder approval. The others may be changed by the Board alone. For a list of these restrictions and more information about the fund's investment policies, including those described above, please see "How Does the Fund Invest Its Assets?" and "Investment Restrictions" in the SAI.

Generally, the policies and restrictions discussed in this prospectus and in the SAI apply when the fund makes an investment. In most cases, the fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies or restrictions.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

There is no assurance that the fund will meet its investment goal.


The value of your shares will increase as the value of the securities owned by the fund increases and will decrease as the value of the fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the fund. In addition to the factors that affect the value of any particular security that the fund owns, the value of fund shares may also change with movements in the stock and bond markets as a whole.


REAL ESTATE SECURITIES RISK. The fund generally is subject to the same risks that affect direct investments in real estate and its performance is closely tied to conditions affecting the real estate industry. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, the strength of specific industries renting properties, and other factors affecting supply and demand for properties. When economic growth is slowing, demand for property decreases and prices may decline. Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity and make other investments more attractive. Property values could decrease because of overbuilding, increases in property taxes and operating expenses, changes in zoning laws, environmental regulations or hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values.

The value of securities of companies that service the real estate industry will also be affected by changes affecting the real estate market.

REITS. Changes in the market value of the fund's investments in REIT securities will also affect its performance. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Mortgage REITs are subject to the risks that the borrower may be unable to make interest and principal payments on the loan made by the mortgage REIT and that the value of the property may be less than the amount of the loan. Because REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments.

Loss of status as a qualified REIT or changes in the treatment of REITs under the Code could adversely affect the value of a particular REIT or the market for REITs as a whole and the fund's performance.

MEDIUM AND SMALLER COMPANIES RISK. Historically, medium-size and smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of medium-size and smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of these companies to changing economic conditions.

In addition, these companies may lack depth of management, they may be unable to generate funds necessary for growth or development or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

Therefore, while medium-size and smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FOREIGN SECURITIES RISK. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the fund. The political, economic and social structures of some countries in which the fund invests may be less stable and more volatile than those in the U.S.

The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, and punitive taxes. In addition, there may be less publicly available information about a foreign company or government than about a U.S. company or public entity. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing and financial reporting standards and may have less government supervision of financial markets. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Transaction costs on foreign securities markets are generally higher than in the U.S.

Investments in Depositary Receipts also involve some or all of these risks. These risks can be significantly greater for investments in emerging markets. For more information on the risks of investing in foreign securities, please see the SAI.

MARKET, CURRENCY, AND INTEREST RATE RISK. General market movements in any country where the fund has investments are likely to affect the value of the securities which the fund owns in that country and the fund's share price may also be affected. The fund's investments may be denominated in foreign currencies so that changes in foreign currency exchange rates will also affect the value of what the fund owns, and thus the price of its shares. To the extent the fund invests in debt securities, changes in interest rates in any country where the fund is invested will affect the value of the fund's portfolio and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the value of a debt security to decrease, having a negative effect on the value of the fund's shares. Of course, individual and worldwide stock markets, interest rates and currency valuations have both increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.


EURO RISK. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. If the fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. For the same reason, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on the value of fund shares. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

YEAR 2000. When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see "Year 2000 Problem" under "Who Manages the Fund?" for more information.


WHO MANAGES THE FUND?

THE BOARD. The Board oversees the management of the fund and elects its officers. The officers are responsible for the fund's day-to-day operations. The Board also monitors the fund to ensure no material conflicts exist among the fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.


INVESTMENT MANAGER. Franklin Advisers, Inc. manages the fund's assets and makes its investment decisions. The manager also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles
B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, the manager and its affiliates manage over $208 billion in assets. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the fund's Code of Ethics.


MANAGEMENT TEAM. The team responsible for the day-to-day management of the fund's portfolio is: Matthew F. Avery since its inception and Douglas Barton since April 1998.


Matthew F. Avery
Senior Vice President of Franklin Advisers, Inc.


Mr. Avery holds a Master of Business Administration degree from the University of California at Los Angeles and a Bachelor of Science degree in Industrial Engineering from Stanford University. He has been in the securities industry since 1982 and with the Franklin Templeton Group since 1987.


Douglas Barton
Vice President of Franklin Advisers, Inc.


Mr. Barton is a Chartered Financial Analyst and holds a Master of Business Administration degree from California State University in Hayward and a Bachelor of Science degree from California State University in Chico. Mr. Barton joined the Franklin Templeton Group in July 1988.


MANAGEMENT FEES. During the fiscal year ended April 30, 1998, management fees, before any advance waiver, totaled 0.52% of the average daily net assets of the fund. Total operating expenses were 1.03% for Class A and 1.78% for Class C. Under an agreement by the manager to limit its fees, the fund paid management fees totaling 0.49% and operating expenses totaling 1.00% for Class A and 1.75% for Class C. The manager may end this arrangement at any time upon notice to the Board.

PORTFOLIO TRANSACTIONS. The manager tries to obtain the best execution on all transactions. If the manager believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Does the Fund Buy Securities for Its Portfolio?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Under an agreement with the manager, FT Services provides certain administrative services and facilities for the fund. During the fiscal year ended April 30, 1998, administration fees totaling 0.14% of the average daily net assets of the fund were paid to FT Services. These fees are paid by the manager. They are not a separate expense of the fund. Please see "Investment Management and Other Services" in the SAI for more information.

YEAR 2000 PROBLEM. The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.


THE RULE 12B-1 PLANS


Each class has a separate distribution or "Rule 12b-1" plan under which the fund shall pay or may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by the fund under the Class A plan may not exceed 0.25% per year of Class A's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class A purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fees associated with the purchase.

Under the Class B plan, the fund pays Distributors up to 0.75% per year of Class B's average daily net assets to pay Distributors for providing distribution and related services and bearing certain Class B expenses. All distribution expenses over this amount will be borne by those who have incurred them. Securities Dealers are not eligible to receive this portion of the Rule 12b-1 fees associated with the purchase.

The fund may also pay a servicing fee of up to 0.25% per year of Class B's average daily net assets under the Class B plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities. Securities Dealers may be eligible to receive this portion of the Rule 12b-1 fees from the date of purchase. After 8 years, Class B shares convert to Class A shares and Securities Dealers may then receive the Rule 12b-1 fees applicable to Class A.

The expenses relating to the Class B plan are also used to pay Distributors for advancing the commission costs to Securities Dealers with respect to the initial sale of Class B shares. Further, the expenses relating to the Class B plan may be used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commission costs to Securities Dealers.

Under the Class C plan, the fund may pay Distributors up to 0.75% per year of Class C's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class C expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class C shares, Securities Dealers may not be eligible to receive this portion of the Rule 12b-1 fees associated with the purchase.

The fund may also pay a servicing fee of up to 0.25% per year of Class C's average daily net assets under the Class C plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.


The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Fund's Underwriter" in the SAI.

HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS



                                            -------------------------------------------
TAXATION OF THE FUND'S INVESTMENTS. The
fund invests your money in the stocks,      HOW DOES THE FUND EARN INCOME AND GAINS?
bonds and other securities that are
described in the section "How Does the      The fund earns dividends and interest
Fund Invest Its Assets?" Special tax rules  (the fund's "income") on its investments.
may apply in determining the income and     When the fund sells a security for a
gains that the fund earns on its            price that is higher than it paid, it has
investments. These rules may, in turn,      a gain. When the fund sells a security
affect the amount of distributions that     for a price that is lower than it paid,
the fund pays to you. These special tax     it has a loss. If the fund has held the
rules are discussed in the SAI.             security for more than one year, the gain
                                            or loss will be a long-term capital gain
TAXATION OF THE FUND. As a regulated        or loss. If the fund has held the
investment company, the fund generally      security for one year or less, the gain
pays no federal income tax on the income    or loss will be a short-term capital gain
and gains that it distributes to you.       or loss. The fund's gains and losses are
                                            netted together, and, if the fund has a
TAXATION OF SHAREHOLDERS                    net gain (the fund's "gains"), that
                                            gain will generally be distributed
DISTRIBUTIONS. Distributions from the       to you.
fund, whether you receive them in cash or
in additional shares, are generally
subject to income tax. The fund will send
you a statement in January of the current   WHAT IS A DISTRIBUTION?
year that reflects the amount of ordinary
dividends, capital gain distributions and   As a shareholder, you will receive your
non-taxable distributions you received      share of the fund's income and gains on
from the fund in the prior year. This       its investments in stocks, bonds and
statement will include distributions        other securities. The fund's income and
declared in December and paid to you in     short-term capital gains are paid to you
January of the current year, but which are  as ordinary dividends. The fund's
taxable as if paid on December 31 of the    long-term capital gains are paid to you
prior year. The IRS requires you to report  as capital gain distributions. If the
these amounts on your income tax return     fund pays you an amount in excess of its
for the prior year.                         income and gains, this excess will
                                            generally be treated as a non-taxable
DISTRIBUTIONS TO RETIREMENT PLANS. Fund     distribution. These amounts, taken
distributions received by your qualified    together, are what we call the fund's
retirement plan, such as a 401(k) plan or   distributions to you.
IRA, are generally tax-deferred; this       ------------------------------------------
means that you are not required to report
fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you. Special rules apply to payouts from Roth and Education IRAs.


DIVIDENDS-RECEIVED DEDUCTION. Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from the fund.


                                            -------------------------------------------
REDEMPTIONS AND EXCHANGES. If you redeem
your shares or if you exchange your shares  WHAT IS A REDEMPTION?
in the fund for shares in another Franklin
Templeton Fund, you will generally have a   A redemption is a sale by you to the fund
gain or loss that the IRS requires you to   of some or all of your shares in the
report on your income tax return. If you    fund. The price per share you receive
exchange fund shares held for 90 days or    when you redeem fund shares may be more
less and pay no sales charge, or a reduced  or less than the price at which you sales charge, for the new shares, all or a  purchased those shares. An exchange of
portion of the sales charge you paid on     shares in the fund for shares of another
the purchase of the shares you exchanged    Franklin Templeton Fund is treated as a
is not included in their cost for purposes  redemption of fund shares and then a of computing gain or loss on the exchange.  purchase of shares of the other fund.
If you hold your shares for six months or   When you redeem or exchange your shares,
less, any loss you have will be treated as  you will generally have a gain or loss,
a long-term capital loss to the extent of   depending upon whether the amount you
any capital gain distributions received     receive for your shares is more or less
by you from the fund. All or a portion of   than your cost or other basis in the
any loss on the redemption or exchange of   shares.
your shares will be disallowed by the IRS   -------------------------------------------
if you purchase other shares in the fund within 30 days before or after your redemption or exchange.


U.S. GOVERNMENT INTEREST. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions. The fund will provide you with information after the end of each calendar year on the amount of such dividends that may qualify for exemption from reporting on your individual income tax returns.

NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of your fund shares.
Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in the fund.

STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the fund, and gains arising from redemptions or exchanges of your fund shares will generally be subject to state and local income tax. The holding of fund shares may also be subject to state and local intangibles taxes. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the fund.


                                            -------------------------------------------
BACKUP WITHHOLDING. When you open an        WHAT IS A BACKUP
account, IRS regulations require that you   WITHHOLDING?
provide your taxpayer identification
number ("TIN"), certify that it is          Backup withholding occurs when the fund
correct, and certify that you are not       is required to withhold and pay over to
subject to backup withholding under IRS     the IRS 31% of your distributions and
rules. If you fail to provide a correct     redemption proceeds. You can avoid backup
TIN or the proper tax certifications, the   withholding by providing the fund with
fund is required to withhold 31% of all     your TIN, and by completing the tax
the distributions (including ordinary       certifications on your shareholder
dividends and capital gain distributions),  application that you were asked to sign
and redemption proceeds paid to you. The    when you opened your account. However, if
fund is also required to begin backup       the IRS instructs the fund to begin
withholding on your account if the IRS      backup withholding, it is required to do
instructs the fund to do so. The fund       so even if you provided the fund with
reserves the right not to open your         your TIN and these tax certifications,
account, or, alternatively, to redeem your  and backup withholding will remain in
shares at the current net asset value,      place until the fund is instructed by the
less any taxes withheld, if you fail to     IRS that it is no longer required.
provide a correct TIN, fail to provide the
proper tax certifications, or the IRS       -------------------------------------------
instructs the fund to begin backup
withholding on your account.

THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD
CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX
CONSEQUENCES OF AN INVESTMENT IN THE FUND. A MORE COMPLETE DISCUSSION OF THESE
RULES AND RELATED MATTERS IS CONTAINED IN THE SECTION ENTITLED "ADDITIONAL INORMATION
ON DISTRIBUTIONS AND TAXES" IN THE SAI.



HOW IS THE TRUST ORGANIZED?


The fund is a series of Franklin Real Estate Securities Trust (the "Trust"), an open-end management investment company, commonly called a mutual fund. It was organized as a Delaware business trust on September 22, 1993, and is registered with the SEC. The fund offers four classes of shares: Franklin Real Estate Securities Fund - Class A, Franklin Real Estate Securities Fund - Class B, Franklin Real Estate Securities Fund - Class C and Franklin Real Estate Securities Fund - Advisor Class. Additional series and classes of shares may be offered in the future.


Shares of each class represent proportionate interests in the assets of the fund and have the same voting and other rights and preferences as any other class of the fund for matters that affect the fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.


The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the Board to consider the removal of a Board memeber if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member. A special meeting may also be called by the Board in its discretion.


ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, please follow the steps below. This will help avoid any delays in processing your request.

1. Read this prospectus carefully.

2. Determine how much you would like to invest. The fund's minimum investments are:

   o   To open a regular, non-retirement
       account                                        $1,000

   o   To open an IRA, IRA Rollover,
       Roth IRA, or Education IRA                     $  250*

   o   To open a custodial account for a minor
       (an UGMA/UTMA account)                         $  100

   o   To open an account with an automatic
       investment plan                                $   50**

   o   To add to an account                           $   50***

*For all other retirement accounts, there is no minimum investment requirement.
**$25 for an Education IRA.
***For all retirement accounts except IRAs, IRA Rollovers, Roth IRAs, or Education IRAs, there is no minimum to add to an account.

We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. We also reserve the right to refuse any order to buy shares.


3. Carefully complete and sign the enclosed account application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later.


PLEASE ALSO INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, WE WILL INVEST YOUR PURCHASE IN CLASS A SHARES. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

4. Make your investment using the table below.

METHOD                  STEPS TO FOLLOW
------------------------------------------------------------------------------

BY MAIL                 For an initial investment:
                           Return the application to the fund with your check made payable to the fund.

                        For additional investments:
                           Send a check made payable to the fund. Please include your account number on the check.

------------------------------------------------------------------------------
BY WIRE                 1. Call Shareholder Services or, if that number is
                            busy, call 1-650/312-2000 collect, to receive a wire control number and wire instructions. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.


                        2. For an initial investment you must also return
                            your signed account application to the fund.


                        IMPORTANT DEADLINES: If we receive your call before
                        1:00 p.m. Pacific time and the bank receives the
                        wired funds and reports the receipt of wired funds to
                        the fund by 3:00 p.m. Pacific time, we will credit
                        the purchase to your account that day. If we receive
                        your call after 1:00 p.m. or the bank receives the
                        wire after 3:00 p.m., we will credit the purchase to
                        your account the following business day.
------------------------------------------------------------------------------
THROUGH YOUR DEALER     Call your investment representative
------------------------------------------------------------------------------

CHOOSING A SHARE CLASS


Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your financial representative can help you decide.

   CLASS A*                   Class B*                   Class C*
--------------------------------------------------------------------------------
o  Front-end sales         o  No front-end sales      o  Front-end sales
   charge of 5.75% or         charge                     charge
   less                                                   of 1%

o  Contingent Deferred     o  Contingent Deferred     o  Contingent Deferred
   Sales Charge of 1% on      Sales Charge of 4% or      Sales Charge of 1% on
   purchases of $1            less on shares you         shares you sell
   million or more sold       sell within six years      within 18 months
   within one year

o  Lower annual expenses   o  Higher annual           o  Higher annual
   than Class B or C due      expenses than Class A      expenses than Class A
   to lower Rule 12b-1        (same as Class C) due      (same as Class B) due
   fees                       to higher Rule 12b-1       to higher Rule 12b-1
                              fees. Automatic            fees. No conversion
                              conversion to Class A      to Class A shares, so
                              sharesafter eight          annual expenses do
                              years, reducing future     not decrease
                              annual expenses.

o  No maximum purchase    o   Maximum purchase        o  Maximum purchase
   amount                     amount of $249,999. We     amount of $999,999.
                              invest any investment      We invest any
                              of $250,000 or more in     investment of $1
                              Class A shares, since      million or more in
                              a reduced front-end        Class A shares, since
                              sales charge is            there is no front-end
                              available and Class        sales charge and
                              A's annual expenses        Class A's annual
                              are lower.                 expenses are lower.

*Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. The fund began offering Class B shares on January 1, 1999. Class B shares are not available to all retirement plans. Class B shares are only available to IRAs (of any type), Franklin Templeton Trust Company 403(b) plans, and Franklin Templeton Trust Company qualified plans with participant or earmarked accounts.


PURCHASE PRICE OF FUND SHARES


For Class A shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class C shares is 1% and, unlike Class A, does not vary based on the size of your purchase. There is no front-end sales charge for Class B shares.

                                    TOTAL SALES CHARGE      AMOUNT PAID TO
                                    AS A PERCENTAGE OF      DEALER AS A
AMOUNT OF PURCHASE              OFFERING      NET AMOUNT    PERCENTAGE OF
AT OFFERING PRICE                PRICE         INVESTED     OFFERING PRICE

CLASS A
Under $50,000                     5.75%         6.10%            5.00%
$50,000 but less than
 $100,000                         4.50%         4.71%            3.75%
$100,000 but less than
 $250,000                         3.50%         3.63%            2.80%
$250,000 but less than
 $500,000                         2.50%         2.56%            2.00%
$500,000 but less than
 $1,000,000                       2.00%         2.04%            1.60%
$1,000,000 or more*               None          None             None

CLASS B*                          None          None             None

CLASS C
Under $1,000,000*                 1.00%         1.01%            1.00%

*A Contingent Deferred Sales Charge of 1% may apply to Class A purchases of $1 million or more and any Class C purchase. A Contingent Deferred Sales Charge of up to 4% may apply to any Class B purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases.


SALES CHARGE REDUCTIONS AND WAIVERS

- IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.


CUMULATIVE QUANTITY DISCOUNTS - CLASS A ONLY. To determine if you may pay a reduced sales charge, the amount of your current Class A purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.


LETTER OF INTENT - CLASS A ONLY. You may buy Class A shares at a reduced sales charge by completing the Letter of Intent section of the account application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class A shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE ACCOUNT APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:


o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.


GROUP PURCHASES - CLASS A ONLY. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.


A qualified group is one that:

o   Was formed at least six months ago,

o   Has a purpose other than buying fund shares at a discount,

o   Has more than 10 members,

o   Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group does not include a 403(b) plan that only allows salary deferral contributions. 403(b) plans that only allow salary deferral contributions and that purchased Class A shares of the fund at a reduced sales charge under the group purchase privilege before February 1, 1998, however, may continue to do so.


SALES CHARGE WAIVERS. If one of the following sales charge waivers applies to you or your purchase of fund shares, you may buy shares of the fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class A shares only, except for items 1 and 2 which also apply to Class B and C purchases.


Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:


 1. Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same class of shares. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class A shares of the fund.

 2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund. The proceeds must be reinvested in the same class of shares, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

     If you paid a Contingent Deferred Sales Charge when you sold your Class A or C shares, we will credit your account with the amount of the Contingent Deferred Sales Charge paid but a new Contingent Deferred Sales Charge will apply. For Class B shares reinvested in Class A, a new Contingent Deferred Sales Charge will not apply, although your account will not be credited with the amount of any Contingent Deferred Sales Charge paid when you sold your Class B shares. If you own both Class A and B shares and you later sell your shares, we will sell your Class A shares first, unless otherwise instructed.

     Proceeds immediately placed in a Franklin Bank CD also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

     This waiver does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.


 3. Dividend or capital gain distributions from a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc.

 4. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

 5. Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

     If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

 6. Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.


     If you paid a contingent deferred sales charge when you sold your Class A shares from a Templeton Global Strategy Fund, we will credit your account with the amount of the contingent deferred sales charge paid but a new Contingent Deferred Sales Charge will apply.


     If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

 7. Distributions from an existing retirement plan invested in the Franklin Templeton Funds


Various individuals and institutions also may buy Class A shares without a front-end sales charge or Contingent Deferred Sales Charge, including:


 1. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

 2. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

 3. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs. The minimum initial investment is $250.

 4. Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

 5. Registered Securities Dealers and their affiliates, for their investment accounts only

 6. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

 7. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies. The minimum initial investment is $100.

 8. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

 9.  Accounts managed by the Franklin Templeton Group

10. Certain unit investment trusts and their holders reinvesting distributions from the trusts

11.  Group annuity separate accounts offered to retirement plans

12. Chilean retirement plans that meet the requirements described under "Retirement Plans" below


RETIREMENT PLANS. Retirement plans sponsored by an employer (i) with at least 100 employees, or (ii) with retirement plan assets of $1 million or more, or
(iii) that agrees to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class A shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans, SIMPLEs or SEPs must also meet the requirements described under "Group Purchases - Class A Only" above to be able to buy Class A shares without a front-end sales charge. We may enter into a special arrangement with a Securities Dealer, based on criteria established by the fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.


For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?


Your individual or employer-sponsored retirement plan may invest in the fund. Plan documents are required for all retirement plans. Franklin Templeton Trust Company, an affiliate of Distributors and a wholly owned subsidiary of Resources, can provide the plan documents for you and serve as custodian or trustee.

Franklin Templeton Trust Company can provide you with brochures containing important information about its plans. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services.


Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

OTHER PAYMENTS TO SECURITIES DEALERS


The payments described below may be made to Securities Dealers who initiate and are responsible for Class B and C purchases and certain Class A purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the fund or its shareholders.

1.  Class A purchases of $1 million or more - up to 1% of the amount invested.

2.  Class B purchases - up to 4% of the amount invested.

3.  Class C purchases - up to 1% of the purchase price.

4. Class A purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers - Retirement Plans" above - up to 1% of the amount invested.

5. Class A purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

6. Class A purchases by Chilean retirement plans - up to 1% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1, 3 or 6 above or a payment of up to 1% for investments described in paragraph 4 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.


FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

FOR INVESTORS OUTSIDE THE U.S.

The distribution of this prospectus and the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.


If you own Class A shares, you may exchange into any of our money funds except Franklin Templeton Money Fund. Franklin Templeton Money Fund is the only money fund exchange option available to Class B and C shareholders. Unlike our other money funds, shares of Franklin Templeton Money Fund may not be purchased directly and no drafts (checks) may be written on Franklin Templeton Money Fund accounts.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment goal and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class B or C shares.

METHOD                  STEPS TO FOLLOW
------------------------------------------------------------------------------


BY MAIL                 1. Send us signed written instructions

                        2. Include any outstanding share certificates for the
                            shares you want to exchange

------------------------------------------------------------------------------
BY PHONE                Call Shareholder Services or TeleFACTS(R)

                        - If you do not want the ability to exchange by phone
                           to apply to your account, please let us know.

------------------------------------------------------------------------------
THROUGH YOUR DEALER     CALL YOUR INVESTMENT REPRESENTATIVE
------------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?


You can exchange shares between most Franklin Templeton Funds, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the front-end sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

CONTINGENT DEFERRED SALES CHARGE. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. The purchase price for determining a Contingent Deferred Sales Charge on exchanged shares will be the price you paid for the original shares.


For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.


If you exchange Class A shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. If you exchange your Class B or C shares for the same class of shares of Franklin Templeton Money Fund, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.


For more information about the Contingent Deferred Sales Charge, please see "How Do I Sell Shares?"

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your fund shares.


o You may only exchange shares within the same class, except as noted below. If you exchange your Class B shares for the same class of shares of another Franklin Templeton Fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.

o Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Franklin Templeton Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans


o  The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.


o Your exchange may be restricted or refused if you have: (i) requested an exchange out of the fund within two weeks of an earlier exchange request, (ii) exchanged shares out of the fund more than twice in a calendar quarter, or
  (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5. Some of our funds do not allow investments by Market Timers.


Because excessive trading can hurt fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the fund would be harmed or unable to invest effectively, or (ii) the fund receives or anticipates simultaneous orders that may significantly affect the fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES


Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the fund, such as "Class Z" shares. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may exchange their Class Z shares for Class A shares of the fund at Net Asset Value.


HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.


METHOD                  STEPS TO FOLLOW
------------------------------------------------------------------------------

BY MAIL                 1.  Send us signed written instructions. If you would
                            like your redemption proceeds wired to a bank account, your instructions should include:

                            o The name, address and telephone number of the bank where you want the proceeds sent

                            o  Your bank account number

                            o  The Federal Reserve ABA routing number

                            - If you are using a savings and loan or credit union, the name of the corresponding bank and the account number

                        2. Include any outstanding share certificates for the shares you are selling

                        3.  Provide a signature guarantee if required

                        4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have other requirements.
 ------------------------------------------------------------------------------
 BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

                        Telephone requests will be accepted:


                        o If the request is $100,000 or less. Institutional accounts may exceed $100,000 by completing a separate agreement. Call Institutional Services to receive a copy.


                        o If there are no share certificates issued for the shares you want to sell or you have already returned them to the fund


                        o Unless the address on your account was changed by phone within the last 15 days

                        - If you do not want the ability to redeem by phone to apply to your account, please let us know.

------------------------------------------------------------------------------
THROUGH YOUR DEALER     Call your investment representative
------------------------------------------------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.


FRANKLIN TEMPLETON TRUST COMPANY RETIREMENT PLAN ACCOUNTS

Before you can sell shares in a Franklin Templeton Trust Company retirement plan, you may need to complete additional forms. For participants under age 591/2, tax penalties may apply. Call Retirement Plan Services at 1-800/527-2020 for details.


CONTINGENT DEFERRED SALES CHARGE


For Class A purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class A investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class C purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.


Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class A shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.


For Class B shares, there is a Contingent Deferred Sales Charge if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

                              THIS % IS DEDUCTED
IF YOU SELL YOUR CLASS B      FROM YOUR PROCEEDS AS A
SHARES WITHIN THIS MANY       CONTINGENT DEFERRED
YEARS AFTER BUYING THEM       SALES CHARGE
------------------------      ------------
1 Year                        4
2 Years                       4
3 Years                       3
4 Years                       3
5 Years                       2
6 Years                       1
7 Years                       0

For each class, we will first redeem any shares in your account that are not subject to a Contingent Deferred Sales Charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.


Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

o  Account fees


o Sales of Class A shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the Securities Dealer of record has entered into a supplemental agreement with Distributors


o Redemptions by the fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February
   1, 1995


o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's Net Asset Value depending on the frequency of your plan

o Redemptions by Franklin Templeton Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R) (not applicable to Class B)

o Distributions from IRAs due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only IRAs)

o Returns of excess contributions (and earnings, if applicable) from retirement plan accounts

o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans (not applicable to Class B)


WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?


The fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains. The amount of this distribution will vary and there is no guarantee the fund will pay dividends. The fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

To receive a distribution, you must be a shareholder on the record date. The record dates for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of each class.


DISTRIBUTION OPTIONS

You may receive your distributions from the fund in any of these ways:


1. BUY ADDITIONAL SHARES OF THE FUND - You may reinvest distributions you receive from the fund in additional shares of the fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments. Please note that distributions may only be directed to an existing account.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive your distributions from the fund in cash. If you have the money sent to another person or to a checking or savings account, you may need a signature guarantee. If you send the money to a checking or savings account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

Distributions may be reinvested only in the same class of shares, except as follows: (i) Class C shareholders who chose to reinvest their distributions in Class A shares of the fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class B and C shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.

PLEASE INDICATE ON YOUR APPLICATION THE DISTRIBUTION OPTION YOU HAVE CHOSEN, OTHERWISE WE WILL REINVEST YOUR DISTRIBUTIONS IN THE SAME SHARE CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option. For Franklin Templeton Trust Company retirement plans, special forms are required to receive distributions in cash


TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.


HOW AND WHEN SHARES ARE PRICED


The fund is open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the close of the NYSE, normally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o   Your name,

o   The fund's name,

o   The class of shares,

o   A description of the request,

o   For exchanges, the name of the fund you are exchanging into,

o   Your account number,

o   The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.


JOINT ACCOUNTS. For accounts with more than one registered owner, the fund accepts written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.


Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:


1) You wish to sell over $100,000 worth of shares,


2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.


ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless ALL owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT         DOCUMENTS REQUIRED
------------------------------------------------------------------------------

CORPORATION             Corporate Resolution

------------------------------------------------------------------------------
PARTNERSHIP             1. The pages from the partnership agreement that
                            identify the general partners, or

                        2. A certification for a partnership agreement

------------------------------------------------------------------------------
TRUST                   1. The pages from the trust document that identify
                            the trustees, or

                        2. A certification for trust

------------------------------------------------------------------------------

STREET OR NOMINEE ACCOUNTS. If you have fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to IRAs and other retirement plan accounts or to accounts managed by the Franklin Templeton Group.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN


Our automatic investment plan offers a convenient way to invest in the fund. Under the plan, you can have money transferred automatically from your checking or savings account to the fund each month to buy additional shares. If you are interested in this program, please refer to the account application included with this prospectus or contact your investment representative. The market value of the fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by calling Shareholder Services.

AUTOMATIC PAYROLL DEDUCTION - CLASS A ONLY

You may have money transferred from your paycheck to the fund to buy additional Class A shares. Your investments will continue automatically until you instruct the fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.


SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.


If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the account application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking or savings account. If you choose to have the money sent to a checking or savings account, please see "Electronic Fund Transfers" below. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.


You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do
I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.


ELECTRONIC FUND TRANSFERS

You may choose to have dividend and capital gain distributions or payments under a systematic withdrawal plan sent directly to a checking or savings account. If the account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.


TELEFACTS(R)


From a touch-tone phone, you may call our TeleFACTS system (day or night) at 1-800/247-1753 to:


o  obtain information about your account;

o  obtain price and performance information about any Franklin Templeton
   Fund;


o exchange shares (within the same class) between identically registered Franklin Templeton Class A, B or C accounts; and


o request duplicate statements and deposit slips for Franklin Templeton accounts.


You will need the code number for each class to use TeleFACTS. The code number is 192 for Class A, 392 for Class B and 292 for Class C.


STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o Financial reports of the fund will be sent every six months. To reduce fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the fund's financial reports.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?


If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The fund, Distributors and the manager are also located at this address. You may also contact us by phone at one of the numbers listed below.


                                             HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME           TELEPHONE NO.      (MONDAY THROUGH FRIDAY)
Shareholder Services      1-800/632-2301      5:30 a.m. to 5:00 p.m.
Dealer Services           1-800/524-4040      5:30 a.m. to 5:00 p.m.
Fund Information          1-800/DIAL BEN      5:30 a.m. to 8:00 p.m.
                          (1-800/342-5236)    6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plan Services  1-800/527-2020      5:30 a.m. to 5:00 p.m.
Institutional Services    1-800/321-8563      6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)    1-800/851-0637      5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS


BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit


CLASS A, CLASS B, CLASS C AND ADVISOR CLASS - The fund offers four classes of shares, designated "Class A," "Class B", "Class C," and "Advisor Class." The four classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge and expense structures.


CODE - Internal Revenue Code of 1986, as amended


CONTINGENCY PERIOD - For Class A shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. The contingency period is six years for Class B shares and 18 months for Class C shares. The holding period begins on the day you buy your shares. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your Class A or C shares within the Contingency Period. For Class B, the maximum CDSC is 4% and declines to 0% after six years.


DEPOSITARY RECEIPTS - are certificates that give their holders the right to receive securities (a) of a foreign issuer deposited in a U.S. bank or trust company (American Depositary Receipts, "ADRs"); or (b) of a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depositary Receipts, "GDRs" or European Depositary Receipts, "EDRs").

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy shares of the fund without paying sales charges.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the fund's administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the fund's shareholder servicing and transfer agent

IRA - Individual retirement account or annuity qualified under section 408 of the Code

IRS - Internal Revenue Service

LETTER - Letter of Intent

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.



NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange


OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class A and 1% for Class C. There is no front-end sales charge for Class B. We calculate the offering price to two decimal places using standard rounding criteria.


QUALIFIED RETIREMENT PLANS - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored simplified employee pension plan established under section 408(k) of the Code

SIMPLE (Savings Incentive Match Plan for Employees) - An employer sponsored salary deferral plan established under section 408(p) of the Code

TELEFACTS(R) - Franklin Templeton's automated customer servicing system


WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


                                  EXHIBIT C


SHAREHOLDER LETTER

Your Fund's Goal: Franklin Real Estate Securities Fund seeks to maximize total return by investing in securities of companies in the real estate industry, primarily equity real estate investment trusts (REITs).

Dear Shareholder:

This annual report of Franklin Real Estate Securities Fund covers the period ended April 30, 1999. Although the real estate industry benefited from low interest rates during the reporting period, investor apathy toward value stocks, in general, adversely affected the prices of REITs. Concerns about a slow-down in acquisition activity caused by difficulty accessing capital markets also contributed to weak REIT stock prices. Within this environment, Franklin Real Estate Securities Fund - Class A posted a -8.09% one-year total return as shown in the Performance Summary on page 7. The fund's



Equity real estate investment trusts (REITs) are real estate companies that own and manage income-producing properties such as apartments or hotels. The income, primarily rent from these properties, is generally passed on to investors in the form of dividends. These companies provide experienced property management teams and generally concentrate on a specific geographic region and property type.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 14 of this report.


CONTENTS

Shareholder Letter .....................................................      1

Performance Summary ....................................................      6

Financial Highlights &
Statement of Investments ...............................................     10

Financial Statements ...................................................     17

Notes to
Financial Statements ...................................................     21

Independent
Auditors' Report .......................................................     24

Tax Information ........................................................     25


[PYRAMID GRAPH]

-PAGE-
benchmark, the Wilshire Real Estate Securities Index(1), posted a -8.29% cumulative total return for the same period. It is important, however, to evaluate your investment with a long-term perspective, and as you can see from the Performance Summary, the fund's Class A shares delivered a cumulative total return of +84.42% since its inception on January 3, 1994.

As you know, the fund focuses on property types and geographic regions with strong supply and demand fundamentals, while attempting to identify those management teams with the ability to add value through intensive property management and capital markets experience. Following this strategy, we maintained the majority of the fund's investments in the office, diversified, hotel, and apartment property sectors, which we felt had the strongest cash-flow growth and attractive stock valuations.

On April 30, 1999, office REITs represented the fund's largest property weighting, comprising 20.3% of the fund's total net assets. Believing stocks in this sector offered strong supply and demand fundamentals and attractive valuations, we initiated positions in Brandywine Realty Trust, a suburban Philadelphia office REIT, and TriNet Corporate Realty Trust, a national, triple-net lease, office REIT.

At the beginning of the reporting period, diversified property stocks represented only 7.2% of the fund's total net assets. Equities in this sector have portfolios diversified by both property type and property location. During the reporting period, we added

U.S. GEOGRAPHIC ALLOCATION
BASED ON TOTAL NET ASSETS
4/30/99

[PIE GRAPH]

National                 54.9%

Northeast                12.1%

Northwest                 8.9%

Southeast                 8.1%

Southwest                 6.0%

Midwest                   5.6%

Cash & Equivalents        4.4%


1. Source: Standard and Poor's(R) Micropal.


2

-PAGE-
significantly to our holdings of Security Capital Group Inc. and Glenborough Realty Trust Inc., placing them among the top 10 positions of the fund. Weakness in the prices of these stocks provided an excellent opportunity to increase our exposure to what we consider well-managed, highly diversified companies. At the close of the reporting period, 20.1% of the fund's total net assets were in the diversified sector.

The third-largest property sector on April 30, 1999, was hotel stocks (19.1% of total net assets). Investor concerns about oversupply and new tax legislation caused prices to fall for many of these stocks. Attempting to take advantage of this opportunity, we added to our holdings of Starwood Lodging Trust, MeriStar Hospitality Corp. and Host Marriott Corp. In our opinion, these companies possess excellent growth prospects and offered compelling valuations at the time of purchase.

During the year under review, we made some changes to our holdings in the apartment group. Concerned that excess building might lead to oversupply, we reduced our exposure to southern-regional apartment companies by selling our shares of AMLI Residential Properties Trust, Gables Residential Trust, and Post Properties Inc. However, we established a position in Apartment Investment & Management Co., a national REIT, and the nation's largest owner and operator of apartments, with approximately 375,000 units across 49 states. We believe this company may experience substantial growth over the next several years.

PROPERTY-TYPE ALLOCATION
BASED ON TOTAL NET ASSETS
4/30/99

[BAR GRAPH]

Office                                                                   20.3%

Diversified Property Type                                                20.1%

Hotels                                                                   19.1%

Apartments                                                               12.7%

Retail-Community Centers                                                  6.2%

Regional Malls                                                            5.3%

Storage                                                                   4.0%

Industrial                                                                3.3%

Residential Communities                                                   3.1%

Health Care                                                               1.5%

Cash & Equivalents                                                        4.4%


                                                                               3

-PAGE-
Although low interest rates and record home-buying levels across the country helped home builder stocks perform well early in the reporting period, they were trading at what we felt were high valuations compared to other real estate securities, and we sold all of our positions in this property type, including Cavalier Homes Inc. and Clayton Homes Inc.

Looking forward, we are optimistic about long-term prospects for REITs and Franklin Real Estate Securities Fund. The sector continues to develop greater capitalization and diversity, and due to rising rents, high occupancy rates and select development opportunities, earnings projections for real estate companies appear excellent. We believe the fund is well-positioned to benefit from growth in this market, and shall continue to focus on top quality real estate companies capable of creating significant cash flow growth and shareholder value.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of April 30, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you better understand our investment and management philosophy.

TOP 10 HOLDINGS
4/30/99

COMPANY,                                                            % OF TOTAL
INDUSTRY                                                             NET ASSETS
-------------------------------------------------------------------------------
Starwood Lodging Trust
Hotels                                                                 4.6%

MeriStar Hospitality Corp.
Equity REIT - Hotels                                                   4.4%

Security Capital Group Inc., B
Diversified Property Type                                              4.4%

Public Storage Inc.
Equity REIT - Storage                                                  4.0%

Equity Office Properties Trust
Equity REIT - Office                                                   3.9%

Equity Residential
Properties Trust
Equity REIT - Apartments                                               3.8%

Glenborough Realty Trust Inc.
Equity REIT -
Diversified Property Trust                                             3.8%

Brandywine Realty Trust
Equity REIT - Office                                                   3.2%

Simon Property Group Inc.
Equity REIT - Retail -
Regional Malls                                                         3.1%

TriNet Corporate Realty Trust
Equity REIT - Office                                                   2.9%


4

-PAGE-
We appreciate your participation in Franklin Real Estate Securities Fund and welcome your comments or suggestions.

Sincerely,

/s/ Matt Avery
Matt Avery
Portfolio Manager
Franklin Real Estate Securities Fund

/s/ Douglas Barton
Douglas Barton
Portfolio Manager
Franklin Real Estate Securities Fund


                                                                               5

-PAGE-
PERFORMANCE SUMMARY AS OF 4/30/99

Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (5/1/98 - 4/30/99)

  CLASS A                                    CHANGE           4/30/99   4/30/98
--------------------------------------------------------------------------------
  Net Asset Value                            -$2.48            $15.18    $17.66

                                             DISTRIBUTIONS
                                             -----------------------------------
  Dividend Income                            $0.7534
  Long-Term Capital Gain                     $0.1965
  Short-Term Capital Gain                    $0.0322
        TOTAL                                $0.9821

  CLASS B                                    CHANGE           4/30/99   1/1/99
--------------------------------------------------------------------------------
  Net Asset Value                            +$0.84            $15.16    $14.32

  CLASS C                                    CHANGE           4/30/99   4/30/98
--------------------------------------------------------------------------------
  Net Asset Value                            -$2.43            $14.97    $17.40

                                             DISTRIBUTIONS
                                             -----------------------------------
  Dividend Income                            $0.6312
  Long-Term Capital Gain                     $0.1965
  Short-Term Capital Gain                    $0.0322
        TOTAL                                $0.8599

  ADVISOR CLASS                              CHANGE           4/30/99   4/30/98
--------------------------------------------------------------------------------
  Net Asset Value                            -$2.49            $15.21    $17.70

                                             DISTRIBUTIONS
                                             -----------------------------------
  Dividend Income                            $0.7948
  Long-Term Capital Gain                     $0.1965
  Short-Term Capital Gain                    $0.0322
        TOTAL                                $1.0235

Franklin Real Estate Securities Fund paid distributions derived from long-term capital gains of 19.65 cents ($0.1965) per share in December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


CLASS A (formerly Class I):

Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus actual total returns may differ.(*)

CLASS B:

Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.(*)

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.(*)

ADVISOR CLASS:

No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.(*)

(*)The fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases total return to shareholders. Without this waiver, total returns would have been lower. The waiver may be discontinued at any time upon notice to the fund's board of trustees.

Past performance is not predictive of future results.


6

-PAGE-
PERFORMANCE

                                                                      INCEPTION
CLASS A                              1-YEAR     3-YEAR     5-YEAR     (01/03/94)
--------------------------------------------------------------------------------
Cumulative Total Return(1)            -8.09%    +36.58%    +68.88%      +84.42%
Average Annual Total Return(2)       -13.39%     +8.78%     +9.74%      +10.95%
Value of $10,000 Investment(3)       $8,661    $12,873    $15,912      $17,382

                            4/30/95    4/30/96    4/30/97    4/30/98    4/30/99
--------------------------------------------------------------------------------
One-Year Total Return(4)      -0.48%    +24.25%   +25.97%     +17.96%     -8.09%

                                                                      INCEPTION
CLASS B                                                                 (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                               +5.87%
Aggregate Total Return(2)                                                +1.87%
Value of $10,000 Investment(3)                                         $10,187

                                                                      INCEPTION
CLASS C                                         1-YEAR     3-YEAR       (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                       -8.69%    +33.56%      +64.56%
Average Annual Total Return(2)                  -10.48%     +9.75%      +12.97%
Value of $10,000 Investment(3)                  $8,952    $13,219      $16,286

                                    4/30/96    4/30/97    4/30/98      4/30/99
--------------------------------------------------------------------------------
One-Year Total Return(4)             +23.21%    +24.94%    +17.07%       -8.69%

                                                                     INCEPTION
ADVISOR CLASS(5)                     1-YEAR     3-YEAR     5-YEAR     (01/03/94)
--------------------------------------------------------------------------------
Cumulative Total Return(1)            -7.87%    +37.44%    +69.95%      +85.59%
Average Annual Total Return(2)        -7.87%    +11.18%    +11.19%      +12.32%
Value of $10,000 Investment(3)       $9,213    $13,744    $16,995      $18,559

                            4/30/95    4/30/96    4/30/97    4/30/98    4/30/99
--------------------------------------------------------------------------------
One-Year Total Return(4)      -0.48%    +24.25%    +26.05%    +18.35%     -7.87%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Since Class B shares have existed for less than one year, aggregate total return for that class represents total return since inception, including the maximum sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.

5. On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +10.10% and +4.23%, respectively.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.


                                                                               7

-PAGE-
TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged indices differ from the fund in composition, do not pay management fees or expenses and include reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees, and reinvested distributions.

[CLASS A LINE GRAPH]
CLASS A
Total Return Index Comparison
(1/3/94-4/30/99)

The following line graph compares the performance of Franklin Real Estate Securities Fund, Class A with the Wilshire Real Estate Securities Index* and the S&P 500(R) Composite Index.*

*Source: Standard and Poor's Micropal.


           Franklin Real Estate
            Securities Fund-                Wilshire Real Est.             Wilshire Real
Date           Class A           S&P 500      Secs. Index       S&P 500        Est.
----      ---------------------  -------    ------------------  --------   --------------
 1/03/94       $ 9,425            $10,000         $10,000
 1/31/94       $ 9,661            $10,340         $10,300          3.40%        3.00%
 2/28/94       $10,198            $10,060         $10,721         -2.71%        4.09%
 3/31/94       $10,066            $ 9,621         $10,225         -4.36%       -4.63%
 4/30/94       $10,292            $ 9,744         $10,339          1.28%        1.12%
 5/31/94       $10,481            $ 9,904         $10,554          1.64%        2.08%
 6/30/94       $10,254            $ 9,661         $10,347         -2.45%       -1.97%
 7/31/94       $10,245            $ 9,978         $10,370          3.28%        0.23%
 8/31/94       $10,264            $10,387         $10,363          4.10%       -0.07%
 9/30/94       $10,132            $10,134         $10,190         -2.44%       -1.67%
10/31/94       $ 9,811            $10,362         $ 9,817          2.25%       -3.66%
11/30/94       $ 9,463            $ 9,985         $ 9,433         -3.64%       -3.91%
12/31/94       $10,330            $10,133         $10,164          1.48%        7.75%
 1/31/95       $ 9,991            $10,395         $ 9,836          2.59%       -3.23%
 2/28/95       $10,166            $10,800         $10,144          3.90%        3.13%
 3/31/95       $10,262            $11,119         $10,203          2.95%        0.58%
 4/30/95       $10,243            $11,446         $10,129          2.94%       -0.72%
 5/31/95       $10,640            $11,904         $10,464          4.00%        3.31%
 6/30/95       $10,824            $12,180         $10,647          2.32%        1.74%
 7/31/95       $11,066            $12,584         $10,818          3.32%        1.61%
 8/31/95       $11,308            $12,616         $10,950          0.25%        1.22%
 9/30/95       $11,618            $13,148         $11,151          4.22%        1.84%
10/31/95       $11,385            $13,101         $10,806         -0.36%       -3.10%
11/30/95       $11,560            $13,676         $10,918          4.39%        1.04%
12/31/95       $12,193            $13,940         $11,551          1.93%        5.80%
 1/31/96       $12,505            $14,414         $11,711          3.40%        1.38%
 2/29/96       $12,667            $14,548         $11,943          0.93%        1.98%
 3/31/96       $12,687            $14,688         $12,039          0.96%        0.81%
 4/30/96       $12,727            $14,904         $12,094          1.47%        0.45%
 5/31/96       $13,029            $15,288         $12,363          2.58%        2.23%
 6/30/96       $13,160            $15,346         $12,611          0.38%        2.00%
 7/31/96       $13,089            $14,668         $12,498         -4.42%       -0.89%
 8/31/96       $13,704            $14,977         $13,029          2.11%        4.25%
 9/30/96       $14,106            $15,821         $13,355          5.63%        2.50%
10/31/96       $14,388            $16,257         $13,717          2.76%        2.71%
11/30/96       $14,841            $17,486         $14,286          7.56%        4.15%
12/31/96       $16,157            $17,140         $15,811         -1.98%       10.67%
 1/31/97       $16,364            $18,211         $16,037          6.25%        1.43%
 2/28/97       $16,344            $18,353         $16,046          0.78%        0.06%
 3/31/97       $16,447            $17,599         $16,101         -4.11%        0.34%
 4/30/97       $16,032            $18,650         $15,581          5.97%       -3.23%
 5/31/97       $16,603            $19,785         $16,045          6.09%        2.98%
 6/30/97       $17,340            $20,672         $16,841          4.48%        4.96%
 7/31/97       $17,787            $22,317         $17,395          7.96%        3.29%
 8/31/97       $17,725            $21,068         $17,266         -5.60%       -0.74%
 9/30/97       $19,334            $22,222         $18,969          5.48%        9.86%
10/31/97       $18,659            $21,480         $18,163         -3.34%       -4.25%
11/30/97       $19,043            $22,474         $18,528          4.63%        2.01%
12/31/97       $19,372            $22,861         $18,941          1.72%        2.23%
 1/31/98       $19,169            $23,115         $18,674          1.11%       -1.41%
 2/28/98       $19,008            $24,781         $18,435          7.21%       -1.28%
 3/31/98       $19,447            $26,050         $18,798          5.12%        1.97%
 4/30/98       $18,912            $26,313         $18,206          1.01%       -3.15%
 5/31/98       $18,740            $25,861         $18,031         -1.72%       -0.96%
 6/30/98       $18,537            $26,911         $17,936          4.06%       -0.53%
 7/31/98       $17,306            $26,623         $16,687         -1.07%       -6.96%
 8/31/98       $15,614            $22,773         $14,953        -14.46%      -10.39%
 9/30/98       $16,438            $24,233         $15,791          6.41%        5.60%
10/31/98       $16,331            $26,203         $15,575          8.13%       -1.37%
11/30/98       $16,534            $27,791         $15,867          6.06%        1.88%
12/31/98       $16,397            $29,391         $15,640          5.76%       -1.43%
 1/31/99       $15,870            $30,620         $15,301          4.18%       -2.17%
 2/28/99       $15,676            $29,668         $15,180         -3.11%       -0.79%
 3/31/99       $15,653            $30,854         $15,089          4.00%       -0.60%



[CLASS C LINE GRAPH]
CLASS C
Total Return Index Comparison
(5/1/95-4/30/99)

The following line graph compares the performance of Franklin Real Estate Securities Fund, Class C with the Wilshire Real Estate Securities Index* and the S&P 500(R) Composite Index.*

*Source: Standard and Poor's Micropal.



          Franklin Real Estate               Wilshire
           Securities Fund -                 Real Est.              Wilshire Real
  Date          Class C           S&P 500    Sec Index    S&P 500        Est.
  ----    --------------------    -------    ---------    -------   -------------
 5/01/95       $ 9,897            $10,000     $10,000
 5/31/95       $10,262            $10,400     $10,331      4.00%        3.31%
 6/30/95       $10,439            $10,641     $10,511      2.32%        1.74%
 7/31/95       $10,654            $10,995     $10,680      3.32%        1.61%
 8/31/95       $10,888            $11,022     $10,810      0.25%        1.22%
 9/30/95       $11,178            $11,487     $11,009      4.22%        1.84%
10/31/95       $10,953            $11,446     $10,668     -0.36%       -3.10%
11/30/95       $11,103            $11,948     $10,779      4.39%        1.04%
12/31/95       $11,709            $12,179     $11,404      1.93%        5.80%
 1/31/96       $11,991            $12,593     $11,561      3.40%        1.38%
 2/29/96       $12,146            $12,710     $11,790      0.93%        1.98%
 3/31/96       $12,165            $12,832     $11,886      0.96%        0.81%
 4/30/96       $12,194            $13,021     $11,939      1.47%        0.45%
 5/31/96       $12,476            $13,357     $12,206      2.58%        2.23%
 6/30/96       $12,583            $13,407     $12,450      0.38%        2.00%
 7/31/96       $12,515            $12,815     $12,339     -4.42%       -0.89%
 8/31/96       $13,088            $13,085     $12,863      2.11%        4.25%
 9/30/96       $13,466            $13,822     $13,185      5.63%        2.50%
10/31/96       $13,728            $14,203     $13,542      2.76%        2.71%
11/30/96       $14,156            $15,277     $14,104      7.56%        4.15%
12/31/96       $15,395            $14,975     $15,609     -1.98%       10.67%
 1/31/97       $15,585            $15,911     $15,832      6.25%        1.43%
 2/28/97       $15,555            $16,035     $15,842      0.78%        0.06%
 3/31/97       $15,635            $15,376     $15,896     -4.11%        0.34%
 4/30/97       $15,236            $16,294     $15,382      5.97%       -3.23%
 5/31/97       $15,775            $17,286     $15,841      6.09%        2.98%
 6/30/97       $16,464            $18,060     $16,626      4.48%        4.96%
 7/31/97       $16,873            $19,498     $17,173      7.96%        3.29%
 8/31/97       $16,803            $18,406     $17,046     -5.60%       -0.74%
 9/30/97       $18,321            $19,415     $18,727      5.48%        9.86%
10/31/97       $17,672            $18,766     $17,931     -3.34%       -4.25%
11/30/97       $18,021            $19,635     $18,291      4.63%        2.01%
12/31/97       $18,328            $19,973     $18,699      1.72%        2.23%
 1/31/98       $18,113            $20,195     $18,436      1.11%       -1.41%
 2/28/98       $17,959            $21,651     $18,200      7.21%       -1.28%
 3/31/98       $18,359            $22,759     $18,558      5.12%        1.97%
 4/30/98       $17,836            $22,989     $17,974      1.01%       -3.15%
 5/31/98       $17,672            $22,594     $17,801     -1.72%       -0.96%
 6/30/98       $17,467            $23,511     $17,707      4.06%       -0.53%
 7/31/98       $16,229            $23,259     $16,474     -1.07%       -6.96%
 8/31/98       $14,699            $19,896     $14,763    -14.46%      -10.39%
 9/30/98       $15,468            $21,171     $15,589      6.41%        5.60%
10/31/98       $15,355            $22,893     $15,376      8.13%       -1.37%
11/30/98       $15,530            $24,280     $15,665      6.06%        1.88%
12/31/98       $15,394            $25,678     $15,441      5.76%       -1.43%
 1/31/99       $14,894            $26,752     $15,106      4.18%        2.17%
 2/28/99       $14,698            $25,920     $14,987     -3.11%       -0.79%
 3/31/99       $14,676            $26,956     $14,897      4.00%       -0.60%
 4/30/99       $16,286            $28,000     $16,485      3.87%       10.66%


AVERAGE ANNUAL TOTAL RETURN
4/30/99

CLASS A
------------------------------------------------------------------------------
1-Year                                                               -13.39%

3-Year                                                                +8.78%

5-Year                                                                +9.74%

Since Inception (01/03/94)                                           +10.95%

AVERAGE ANNUAL TOTAL RETURN
4/30/99

CLASS C
------------------------------------------------------------------------------
1-Year                                                               -10.48%

3-Year                                                                +9.75%

Since Inception (01/14/95)                                           +12.97%

(*)Source: Standard and Poor's Micropal.

Past performance is not predictive of future results.


8

-PAGE-
[ADVISOR CLASS LINE GRAPH]
ADVISOR CLASS(**)
Total Return Index Comparison
(1/3/94-4/30/99)

The following line graph compares the performance of Franklin Real Estate Securities Fund, Advisor Class with the Wilshire Real Estate Securities Index* and the S&P 500(R) Composite Index.*

*Source: Standard and Poor's Micropal.

          FRANKLIN REAL ESTATE                       WILSHIRE REAL
          SECURITIES FUND - ADVISOR                  EST. SECS.                         WILSHIRE REAL
DATE      CLASS                          S&P 500     INDEX               S&P 500        EST.
------    -------------------------      -------     -------------       -------        ----
 1/3/94   $10,000                       $10,000      $10,000
 1/31/94  $10,250                       $10,340      $10,300              3.40%         3.00%
 2/28/94  $10,820                       $10,060      $10,721             -2.71%         4.09%
 3/31/94  $10,680                       $ 9,621      $10,225             -4.36%        -4.63%
 4/30/94  $10,920                       $ 9,744      $10,339              1.28%         1.12%
 5/31/94  $11,120                       $ 9,904      $10,554              1.64%         2.08%
 6/30/94  $10,880                       $ 9,661      $10,347             -2.45%        -1.97%
 7/31/94  $10,870                       $ 9,978      $10,370              3.28%         0.23%
 8/31/94  $10,890                       $10,387      $10,363              4.10%        -0.07%
 9/30/94  $10,750                       $10,134      $10,190             -2.44%        -1.67%
10/31/94  $10,410                       $10,362      $ 9,817              2.25%        -3.66%
11/30/94  $10,040                       $ 9,985      $ 9,433             -3.64%        -3.91%
12/31/94  $10,960                       $10,133      $10,164              1.48%         7.75%
 1/31/95  $10,601                       $10,395      $ 9,836              2.59%        -3.23%
 2/28/95  $10,786                       $10,800      $10,144              3.90%         3.13%
 3/31/95  $10,888                       $11,119      $10,203              2.95%        -0.58%
 4/30/95  $10,868                       $11,446      $10,129              2.94%        -0.72%
 5/31/95  $11,289                       $11,904      $10,464              4.00%         3.31%
 6/30/95  $11,484                       $12,180      $10,647              2.32%         1.74%
 7/31/95  $11,741                       $12,584      $10,818              3.32%         1.61%
 8/31/95  $11,998                       $12,616      $10,950              0.25%         1.22%
 9/30/95  $12,327                       $13,148      $11,151              4.22%         1.84%
10/31/95  $12,080                       $13,101      $10,806             -0.36%        -3.10%
11/30/95  $12,265                       $13,676      $10,918              4.39%         1.04%
12/31/95  $12,937                       $13,940      $11,551              1.93%         5.80%
 1/31/96  $13,268                       $14,414      $11,711              3.40%         1.38%
 2/29/96  $13,439                       $14,548      $11,943              0.93%         1.98%
 3/31/96  $13,461                       $14,688      $12,039              0.96%         0.81%
 4/30/96  $13,503                       $14,904      $12,094              1.47%         0.45%
 5/31/96  $13,824                       $15,288      $12,363              2.58%         2.23%
 6/30/96  $13,963                       $15,346      $12,611              0.38%         2.00%
 7/31/96  $13,888                       $14,668      $12,498             -4.42%        -0.89%
 8/31/96  $14,540                       $14,977      $13,029              2.11%         4.25%
 9/30/96  $14,967                       $15,821      $13,355              5.63%         2.50%
10/31/96  $15,266                       $16,257      $13,717              2.76%         2.71%
11/30/96  $15,747                       $17,486      $14,286              7.56%         4.15%
12/31/96  $17,142                       $17,140      $15,811             -1.98%        10.67%
 1/31/97  $17,363                       $18,211      $16,037              6.25%         1.43%
 2/28/97  $17,352                       $18,353      $16,046              0.78%         0.06%
 3/31/97  $17,462                       $17,599      $16,101             -4.11%         0.34%
 4/30/97  $17,021                       $18,650      $15,581              5.97%        -3.23%
 5/31/97  $17,638                       $19,785      $16,045              6.09%         2.98%
 6/30/97  $18,420                       $20,672      $16,841              4.48%         4.96%
 7/31/97  $18,905                       $22,317      $17,395              7.96%         3.29%
 8/31/97  $18,839                       $21,068      $17,266             -5.60%        -0.74%
 9/30/97  $20,546                       $22,222      $18,969              5.48%         9.86%
10/31/97  $19,841                       $21,480      $18,163             -3.34%        -4.25%
11/30/97  $20,260                       $22,474      $18,528              4.63%         2.01%
12/31/97  $20,611                       $22,861      $18,941              1.72%         2.23%
 1/31/98  $20,407                       $23,115      $18,674              1.11%        -1.41%
 2/28/98  $20,236                       $24,781      $18,435              7.21%        -1.28%
 3/31/98  $20,703                       $26,050      $18,798              5.12%         1.97%
 4/30/98  $20,145                       $26,313      $18,206              1.01%        -3.15%
 5/31/98  $19,963                       $25,861      $18,031             -1.72%        -0.96%
 6/30/98  $19,746                       $26,911      $17,936              4.06%        -0.53%
 7/31/98  $18,449                       $26,623      $16,687             -1.07%        -6.96%
 8/31/98  $16,651                       $22,773      $14,953            -14.46%       -10.39%
 9/30/98  $17,539                       $24,233      $15,791              6.41%         5.60%
10/31/98  $17,413                       $26,203      $15,575              8.13%        -1.37%
11/30/98  $17,641                       $27,791      $15,867              6.06%         1.88%
12/31/98  $17,497                       $29,391      $15,640              5.76%        -1.43%
 1/31/99  $16,948                       $30,620      $15,301              4.18%        -2.17%
 2/28/99  $16,741                       $29,668      $15,180             -3.11%        -0.79%
 3/31/99  $16,728                       $30,854      $15,089              4.00%        -0.60%
 4/30/99  $18,559                       $32,049      $16,698              3.87%       -10.66%

AVERAGE ANNUAL TOTAL RETURN
4/30/99

ADVISOR CLASS(**)
------------------------------------------------------------------------------
1-Year                                                                 -7.87%

3-Year                                                                +11.18%

5-Year                                                                +11.19%

Since Inception (01/03/94)                                            +12.32%

(*)Source: Standard and Poor's Micropal.

(**)On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable to that class.

Past performance is not predictive of future results.
                                                                               9
-PAGE-
FRANKLIN REAL ESTATE SECURITIES TRUST
FRANKLIN REAL ESTATE SECURITIES FUND
Financial Highlights

                                                                                             CLASS A
                                                             ----------------------------------------------------------------------
                                                                                     YEAR ENDED APRIL 30,
                                                             ----------------------------------------------------------------------
                                                                1999           1998          1997(1)        1996           1995
                                                             ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................    $   17.66      $   15.44      $   12.64      $   10.58      $  10.92
                                                             ----------------------------------------------------------------------
Income from investment operations:
 Net investment income ..................................          .81            .63            .49            .43           .39
 Net realized and unrealized gains (losses) .............        (2.31)          2.14           2.77           2.10          (.45)
                                                             ----------------------------------------------------------------------
Total from investment operations ........................        (1.50)          2.77           3.26           2.53          (.06)
                                                             ----------------------------------------------------------------------
Less distributions from:
 Net investment income ..................................         (.75)          (.48)          (.36)          (.47)         (.28)
 Net realized gains .....................................         (.23)          (.07)          (.10)          --            --
                                                             ----------------------------------------------------------------------
Total distributions .....................................         (.98)          (.55)          (.46)          (.47)         (.28)
                                                             ----------------------------------------------------------------------
Net asset value, end of year ............................    $   15.18      $   17.66      $   15.44      $   12.64      $  10.58
                                                             ======================================================================
Total return(+) .........................................        (8.09%)        17.96%         25.97%         24.25%         (.48%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................    $ 278,301      $ 330,030      $ 153,520      $  33,634      $ 16,694
Ratios to average net assets:
 Expenses ...............................................          .96%          1.00%           .98%           .67%          .25%
 Expenses excluding waiver and payments by affiliate.....          .96%          1.03%          1.09%          1.24%         1.40%
 Net investment income ..................................         5.15%          3.50%          3.88%          4.38%         4.86%
Portfolio turnover rate .................................        25.97%          6.10%          6.80%         14.40%         3.74%

(+) Total return does not reflect sales commissions or the contingent deferred sales charges, and is not annualized for periods less than one year.
(1) For the period ending April 30, 1997, per share amounts have been calculated using the daily average shares outstanding.


10

-PAGE-
FRANKLIN REAL ESTATE SECURITIES TRUST
FRANKLIN REAL ESTATE SECURITIES FUND
Financial Highlights (continued)

                                                                   CLASS B
                                                                  ----------
                                                                  YEAR ENDED
                                                                   APRIL 30,
                                                                  ----------
                                                                    1999(3)
                                                                  ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................       $    14.32
                                                                  ----------
Income from investment operations:
 Net investment income ....................................              .10
 Net realized and unrealized gains ........................              .74
                                                                  ----------
Total from investment operations ..........................              .84
                                                                  ----------
Net asset value, end of period ............................       $    15.16
                                                                  ==========

Total return(+) ...........................................             5.87%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................       $    1,119
Ratios to average net assets:
 Expenses .................................................             1.57%(2)
 Net investment income ....................................             4.54%(2)
Portfolio turnover rate ...................................            25.97%

(+)Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

(2)Annualized.

(3)For the period January 1,1999 (effective date) to April 30,1999.


                                                                              11

-PAGE-
FRANKLIN REAL ESTATE SECURITIES TRUST
FRANKLIN REAL ESTATE SECURITIES FUND
Financial Highlights (continued)

                                                                                             CLASS C
                                                                -------------------------------------------------------------------
                                                                                       YEAR ENDED APRIL 30,
                                                                -------------------------------------------------------------------
                                                                    1999              1998             1997(1)             1996(4)
                                                                -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................     $     17.40       $     15.26       $     12.56       $     10.58
                                                                -------------------------------------------------------------------
Income from investment operations:
 Net investment income .....................................             .68               .45               .43               .44
 Net realized and unrealized gains (losses) ................           (2.25)             2.15              2.68              2.00
                                                                -------------------------------------------------------------------
Total from investment operations ...........................           (1.57)             2.60              3.11              2.44
                                                                -------------------------------------------------------------------
Less distributions from:
 Net investment income .....................................            (.63)             (.39)             (.31)             (.46)
 Net realized gains ........................................            (.23)             (.07)             (.10)             --
                                                                -------------------------------------------------------------------
Total distributions ........................................            (.86)             (.46)             (.41)             (.46)
                                                                -------------------------------------------------------------------
Net asset value, end of year ...............................     $     14.97       $     17.40       $     15.26       $     12.56
                                                                ===================================================================
Total return(+) ............................................           (8.69%)           17.07%            24.94%            23.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................     $   105,861       $   137,048       $    58,540       $     6,282
Ratios to average net assets:
 Expenses ..................................................            1.71%             1.75%             1.75%             1.41%
 Expenses excluding waiver and payments by affiliate .......            1.71%             1.78%             1.86%             1.98%
 Net investment income .....................................            4.40%             2.77%             2.92%             3.65%
Portfolio turnover rate ....................................           25.97%             6.10%             6.80%            14.40%

(+)Total return does not reflect sales commissions or the contingent deferred sales charges, and is not annualized for periods less than one year.

(1)For the period ending April 30, 1997, per share amounts have been calculated using the daily average shares outstanding.

(4)Effective date of Class C shares was May 1, 1995.


12

-PAGE-
FRANKLIN REAL ESTATE SECURITIES TRUST
FRANKLIN REAL ESTATE SECURITIES FUND
Financial Highlights (continued)

                                                                                                   ADVISOR CLASS
                                                                                 -------------------------------------------------
                                                                                                YEAR ENDED APRIL 30,
                                                                                 -------------------------------------------------
                                                                                     1999             1998              1997(1,5)
                                                                                 -------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................................       $   17.70         $   15.45         $   15.30
                                                                                 -------------------------------------------------
Income from investment operations:
 Net investment income ....................................................            1.44               .52               .18
 Net realized and unrealized gains (losses) ...............................           (2.91)             2.31              (.03)
                                                                                 -------------------------------------------------
Total from investment operations ..........................................           (1.47)             2.83               .15
                                                                                 -------------------------------------------------
Less distributions from:
 Net investment income ....................................................            (.79)             (.51)             --
 Net realized gains .......................................................            (.23)             (.07)             --
                                                                                 -------------------------------------------------
Total distributions .......................................................           (1.02)             (.58)             --
                                                                                 -------------------------------------------------
Net asset value, end of year ..............................................       $   15.21         $   17.70         $   15.45
                                                                                 =================================================
Total return(+) ...........................................................           (7.87%)           18.35%              .98%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................................       $   2,576         $   8,929         $     625
Ratios to average net assets:
 Expenses .................................................................             .71%              .75%              .75%(2)
 Expenses excluding waiver and payments by affiliate ......................             .71%              .78%              .86%(2)
 Net investment income ....................................................            5.40%             3.97%             3.44%(2)
Portfolio turnover rate ...................................................           25.97%             6.10%             6.80%

(+)Total return is not annualized for periods less than one year.

(1)For the period ending April 30, 1997, per share amounts have been calculated using the daily average shares outstanding.

(2)Annualized.

(5)For the period January 2, 1997 (effective date) to April 30, 1997.

                       See notes to financial statements.


                                                                              13

-PAGE-
FRANKLIN REAL ESTATE SECURITIES TRUST
FRANKLIN REAL ESTATE SECURITIES FUND
Statement of Investments, April 30, 1999

                                                         SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCKS 95.6%
EQUITY REIT - APARTMENTS 12.7%
Apartment Investment & Management Co. ..........         200,000     $ 8,012,500
Archstone Communities Trust ....................         487,000      11,048,813
Avalonbay Communities Inc. .....................         135,000       4,725,000
Camden Property Trust ..........................         255,074       6,886,998
Charles E. Smith Residential Realty Inc. .......         120,000       3,900,000
Equity Residential Properties Trust ............         318,000      14,707,500
                                                                     -----------
                                                                      49,280,811
                                                                     -----------
EQUITY REIT - DIVERSIFIED PROPERTY TYPE 14.3%
Crescent Real Estate Equities Co. ..............         183,650       4,109,169
Colonial Properties Trust ......................          83,100       2,274,863
Duke Realty Investment Inc. ....................         340,000       7,990,000
Glenborough Realty Trust Inc. ..................         854,000      14,678,125
Liberty Property Trust .........................         380,000       9,167,500
Spieker Properties Inc. ........................         260,000      10,205,000
Vornado Realty Trust ...........................         180,200       7,027,800
                                                                     -----------
                                                                      55,452,457
                                                                     -----------
EQUITY REIT - HEALTH CARE 1.5%
Omega Healthcare Investors Inc. ................         225,000       5,934,375
                                                                     -----------
EQUITY REIT - HOTELS 12.7%
FelCor Lodging Trust Inc. ......................         425,000      10,173,438
Host Marriott Corp. ............................         759,709      10,113,626
Innkeepers USA Trust ...........................         410,000       4,228,125
MeriStar Hospitality Corp. .....................         743,700      17,105,100
Patriot American Hospitality Inc. ..............         831,830       4,211,139
Winston Hotels Inc. ............................         370,000       3,607,500
                                                                     -----------
                                                                      49,438,928
                                                                     -----------
EQUITY REIT - INDUSTRIAL 3.3%
Cabot Industrial Trust .........................         245,000       4,991,870
ProLogis Trust .................................         363,000       7,623,000
                                                                     -----------
                                                                      12,614,870
                                                                     -----------
EQUITY REIT - OFFICE 20.3%
Alexandria Real Estate Equities Inc. ...........         351,900       9,919,181
Arden Realty Inc. ..............................         390,000       9,750,000
Brandywine Realty Trust ........................         649,300      12,255,538
Equity Office Properties Trust .................         551,000      15,186,938
Highwoods Properties Inc. ......................         300,000       7,725,000
Mack-Cali Realty Corp. .........................         275,000       8,507,813
SL Green Realty Corp. ..........................         194,500       3,865,688
TriNet Corporate Realty Trust ..................         415,000      11,386,563
                                                                     -----------
                                                                      78,596,721
                                                                     -----------


14

-PAGE-
FRANKLIN REAL ESTATE SECURITIES TRUST
FRANKLIN REAL ESTATE SECURITIES FUND
Statement of Investments, April 30, 1999 (cont.)

                                                          SHARES         VALUE
--------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   Equity REIT - Residential Communities 3.1%
   Manufactured Home Communities Inc. ................    170,000    $ 4,303,125
   Sun Communities Inc. ..............................    220,000      7,700,000
                                                                     -----------
                                                                      12,003,125
                                                                     -----------
   EQUITY REIT - RETAIL - COMMUNITY CENTERS 6.2%
   Burnham Pacific Properties Inc. ...................    318,400      3,661,600
   Developers Diversified Realty Corp. ...............    230,000      3,636,875
   Kimco Realty Corp. ................................    260,000     10,205,000
   Regency Realty Corp. ..............................    307,439      6,648,368
                                                                     -----------
                                                                      24,151,843
                                                                     -----------
   EQUITY REIT - RETAIL - REGIONAL MALLS 5.3%
   Simon Property Group Inc. .........................    425,000     12,192,188
   Mills Corp. .......................................    108,900      2,130,356
   The Macerich Co. ..................................    235,000      6,007,188
                                                                     -----------
                                                                      20,329,732
                                                                     -----------
   EQUITY REIT - STORAGE 4.0%
   Public Storage Inc. ...............................    555,400     15,481,775
                                                                     -----------
(a)DIVERSIFIED PROPERTY TYPE 5.8%
   Crescent Operating Inc. ...........................     16,000         63,000
   Security Capital Group Inc., B ....................  1,114,400     16,855,300
   Security Capital US Realty ........................    675,000      5,737,500
                                                                     -----------
                                                                      22,655,800
                                                                     -----------
   HOTELS 6.4%
(a)Candlewood Hotel Co. Inc. .........................    385,000      1,371,563
(a)MeriStar Hotels & Resorts Inc. ....................    392,000      1,421,000
(a)Prime Hospitality Corp. ...........................    350,000      4,265,625
   Starwood Lodging Trust ............................    485,000     17,793,438
                                                                     -----------
                                                                      24,851,626
                                                                     -----------
    TOTAL LONG TERM INVESTMENTS (COST $399,823,187)...               370,792,063
                                                                     -----------


                                                                              15

-PAGE-
FRANKLIN REAL ESTATE SECURITIES TRUST
FRANKLIN REAL ESTATE SECURITIES FUND
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (cont.)

                                                                                                         PRINCIPAL
                                                                                                          AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
(b) REPURCHASE AGREEMENT 4.4%
   Joint Repurchase Agreement, 4.862%, 5/03/99, (Maturity Value $17,136,125) (COST $17,129,185) ..    $  17,129,185   $  17,129,185
    Barclays Capital Inc.
    Bear, Stearns & Co. Inc.
    Chase Securities Inc.
    CIBC Oppenheimer Corp.
    Deutsche Bank Securities Inc.
    Donaldson, Lufkin & Jenrette Securities Corp.
    Dresdner Kleinwort Benson North America LLC
    Lehman Brothers Inc.
    Paine Webber Inc.
    Paribas Corp.
    UBS Securities LLC
     Collateralized by U.S. Treasury Bills & Notes
                                                                                                                      --------------
   TOTAL INVESTMENTS (COST $416,952,372) 100.0% ..................................................                      387,921,248
   OTHER ASSETS, LESS LIABILITIES ................................................................                          (63,728)
                                                                                                                      --------------
   NET ASSETS 100.0% .............................................................................                    $ 387,857,520
                                                                                                                      ==============

(a)Non-income producing

(b)Investment is through participation in a joint account with other funds managed by the investment advisor. At April 30, 1999, all repurchase agreements had been entered into on that date.

                       See notes to financial statements.


16

-PAGE-
FRANKLIN REAL ESTATE SECURITIES TRUST
FRANKLIN REAL ESTATE SECURITIES FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1999

Assets:
 Investments in securities:
  Cost ................................................           $ 416,952,372
                                                                  =============
  Value ...............................................             387,921,248
 Receivables:
  Investment securities sold ..........................               1,041,553
  Capital shares sold .................................               1,416,985
  Dividends and interest ..............................                 494,422
                                                                  -------------
      Total assets ....................................             390,874,208
                                                                  -------------
Liabilities:
 Payables:
  Capital shares redeemed .............................               1,808,052
  Affiliates ..........................................                 660,428
  Shareholders ........................................                 468,112
 Other liabilities ....................................                  80,096
                                                                  -------------
      Total liabilities ...............................               3,016,688
                                                                  -------------
       Net assets, at value ...........................           $ 387,857,520
                                                                  =============
Net assets consist of:
 Undistributed net investment income ..................           $   4,737,048
 Net unrealized depreciation ..........................             (29,031,124)
 Accumulated net realized gain ........................               1,904,716
 Capital shares .......................................             410,246,880
                                                                  -------------
      Net assets, at value ............................           $ 387,857,520
                                                                  =============

                       See notes to financial statements.

                                                                              17

-PAGE-
FRANKLIN REAL ESTATE SECURITIES TRUST
FRANKLIN REAL ESTATE SECURITIES FUND
Financial Statements (continued)

STATEMENT OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 1999

CLASS A:
 Net assets, at value ..................................................................................               $278,301,203
                                                                                                                       ============
 Shares outstanding ....................................................................................                 18,339,216
                                                                                                                       ============
 Net asset value per share(*) ..........................................................................               $      15.18
                                                                                                                       ============
 Maximum offering price per share (net asset value per share /94.25%) ..................................               $      16.11
                                                                                                                       ============
CLASS B:
 Net assets, at value ..................................................................................               $  1,119,462
                                                                                                                       ============
 Shares outstanding ....................................................................................                     73,863
                                                                                                                       ============
 Net asset value and maximum offering price per share(*) ...............................................               $      15.16
                                                                                                                       ============
CLASS C:
 Net assets, at value ..................................................................................               $105,861,019
                                                                                                                       ============
 Shares outstanding ....................................................................................                  7,072,878
                                                                                                                       ============
 Net asset value per share(*) ..........................................................................               $      14.97
                                                                                                                       ============
 Maximum offering price per share (net asset value per share /99.00%) ..................................               $      15.12
                                                                                                                       ============
ADVISOR CLASS:
 Net assets, at value ..................................................................................               $  2,575,836
                                                                                                                       ============
 Shares outstanding ....................................................................................                    169,325
                                                                                                                       ============
 Net asset value and maximum offering price per share ..................................................               $      15.21
                                                                                                                       ============

(*)Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.


18

-PAGE-
FRANKLIN REAL ESTATE SECURITIES TRUST
FRANKLIN REAL ESTATE SECURITIES FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 1999

Investment income:
 Dividends .................................................       $ 24,030,549
 Interest ..................................................          1,607,782
                                                                   ------------
      Total investment income ..............................         25,638,331
                                                                   ============
Expenses:
 Management fees (Note 3) ..................................          2,138,145
 Distribution fees (Note 3)
  Class A ..................................................            736,186
  Class B ..................................................              1,377
  Class C ..................................................          1,177,330
 Transfer agent fees (Note 3) ..............................            526,370
 Custodian fees ............................................              4,660
 Reports to shareholders ...................................            113,385
 Registration and filing fees ..............................            151,501
 Professional fees .........................................             23,489
 Trustees' fees and expenses ...............................             11,559
 Other .....................................................              5,258
                                                                   ------------
      Total expenses .......................................          4,889,260
                                                                   ------------
       Net investment income ...............................         20,749,071
                                                                   ------------
Realized and unrealized gains (losses):
 Net realized gain from investments ........................          2,824,842
 Net unrealized depreciation on investments ................        (70,145,582)
                                                                   ------------
Net realized and unrealized loss ...........................        (67,320,740)
                                                                   ------------
Net decrease in net assets resulting from operations .......       $(46,571,669)
                                                                   ============

                       See notes to financial statements.


                                                                              19

-PAGE-
FRANKLIN REAL ESTATE SECURITIES TRUST
FRANKLIN REAL ESTATE SECURITIES FUND
Financial Statements (continued)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED APRIL 30, 1999 AND 1998

                                                                                                   1999                    1998
                                                                                              --------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................................................          $  20,749,071           $  12,086,241
  Net realized gain from investments ...............................................              2,824,842               5,825,033
  Net unrealized appreciation (depreciation) on investments ........................            (70,145,582)             25,890,441
                                                                                              -------------           --------------
      Net increase (decrease) in net assets resulting from operations ..............            (46,571,669)             43,801,715
 Distributions to shareholders from:
  Net investment income:
   Class A .........................................................................            (14,270,797)             (7,706,827)
   Class C .........................................................................             (4,896,531)             (2,502,034)
   Advisor Class ...................................................................               (254,676)               (143,706)
  Net realized gains:
   Class A .........................................................................             (4,328,382)             (1,048,010)
   Class C .........................................................................             (1,771,807)               (414,593)
   Advisor Class ...................................................................                (73,219)                (18,349)
                                                                                              --------------------------------------
 Total distributions to shareholders ...............................................            (25,595,412)            (11,833,519)
 Capital share transactions: (Note 2)
  Class A ..........................................................................             (2,604,117)            153,188,550
  Class B ..........................................................................              1,039,080                    --
  Class C ..........................................................................            (10,181,802)             69,878,349
  Advisor Class ....................................................................             (4,236,227)              8,287,762
                                                                                              --------------------------------------
 Total capital share transactions ..................................................            (15,983,066)            231,354,661
      Net increase (decrease) in net assets ........................................            (88,150,147)            263,322,857
Net assets:
 Beginning of year .................................................................            476,007,667             212,684,810
                                                                                              --------------------------------------
 End of year .......................................................................          $ 387,857,520           $ 476,007,667
                                                                                              ======================================
Undistributed net investment income included in net assets:
 End of year .......................................................................          $   4,737,048           $   3,385,018
                                                                                              ======================================


                       See notes to financial statements.

20

-PAGE-
FRANKLIN REAL ESTATE SECURITIES TRUST
FRANKLIN REAL ESTATE SECURITIES FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Real Estate Securities Fund (the Fund) is a separate, non-diversified series of Franklin Real Estate Securities Trust (the Trust), which is an open-end investment company registered under the Investment Company of 1940. The Fund seeks total return.

On May 19, 1999, the Board of Trustees for the Franklin Real Estate Securities Trust approved a proposal to merge Templeton Global Real Estate Fund into the Franklin Real Estate Securities Trust, subject to shareholder approval.

The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Distributions received by the Fund from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


                                                                              21

-PAGE-
FRANKLIN REAL ESTATE SECURITIES TRUST
FRANKLIN REAL ESTATE SECURITIES FUND
Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

The Fund offers four classes of shares: Class A, Class B, Class C and Advisor Class. Effective January 1, 1999, Class I and Class II were renamed Class A and Class C, respectively, and the Fund began offering a new class of shares, Class
B. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At April 30, 1999, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                                        YEAR ENDED APRIL 30,
                                                              ---------------------------------------------------------------------
                                                                           1999                                  1998
                                                              ---------------------------------------------------------------------
                                                                  SHARES            AMOUNT             SHARES             AMOUNT
                                                              ---------------------------------------------------------------------
CLASS A SHARES:
Shares sold ............................................        9,225,213       $ 143,312,658        13,583,071       $ 238,264,244
Shares issued in reinvestment of distributions .........        1,176,516          16,682,975           443,395           7,781,587
Shares redeemed ........................................      (10,753,928)       (162,599,750)       (5,277,774)        (92,857,281)
                                                              ---------------------------------------------------------------------
Net increase (decrease) ................................         (352,199)      $  (2,604,117)        8,748,692       $ 153,188,550
                                                              =====================================================================
CLASS B SHARES(*):
Shares sold ............................................           73,863       $   1,039,080
Shares issued in reinvestment of distributions .........             --                  --
Shares redeemed ........................................             --                  --
                                                              -------------------------------
Net increase ...........................................           73,863       $   1,039,080
                                                              ===============================
CLASS C SHARES:
Shares sold ............................................        2,404,982       $  36,953,551         4,882,257       $  84,464,637
Shares issued in reinvestment of distributions .........          414,295           5,808,896           147,303           2,554,233
Shares redeemed ........................................       (3,620,490)        (52,944,249)         (990,554)        (17,140,521)
                                                              ---------------------------------------------------------------------
Net increase (decrease) ................................         (801,213)      $ (10,181,802)        4,039,006       $  69,878,349
                                                              =====================================================================
ADVISOR CLASS SHARES:
Shares sold ............................................          444,802       $   7,030,867           517,824       $   9,252,101
Shares issued in reinvestment of distributions .........           21,805             309,638             9,090             159,714
Shares redeemed ........................................         (801,821)        (11,576,732)          (62,790)         (1,124,053)
                                                              ---------------------------------------------------------------------
Net increase (decrease) ................................         (335,214)      $  (4,236,227)          464,124       $   8,287,762
                                                              =====================================================================

(*)Effective date of Class B shares was January 1, 1999.


22

-PAGE-
FRANKLIN REAL ESTATE SECURITIES TRUST
FRANKLIN REAL ESTATE SECURITIES FUND
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                        AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
 .625%                       First $100 million
 .500%                       Over $100 million, up to and including $250 million
 .450%                       Over $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors, up to .25%, 1.00% and 1.00% per year of the average daily net assets of Class A, Class B and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of Fund shares, and received contingent deferred sales charges for the period of $518,347 and $121,488, respectively.

The Fund paid transfer agent fees of $526,370, of which $408,456 was paid to Investor Services.

4. INCOME TAXES

At April 30, 1999, the net unrealized depreciation based on the cost of investments for income tax purposes of $416,952,372 was as follows:

Unrealized appreciation ..............................             $ 15,432,305
Unrealized depreciation ..............................              (44,463,429)
                                                                   ------------
Net unrealized depreciation ..........................             $(29,031,124)
                                                                   ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 1999 aggregated $108,035,407 and $101,569,322, respectively.

                                                                              23

-PAGE-
FRANKLIN REAL ESTATE SECURITIES TRUST
FRANKLIN REAL ESTATE SECURITIES FUND
Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN REAL ESTATE SECURITIES TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Real Estate Securities Trust (the "Trust") at April 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
June 4, 1999

24

-PAGE-
FRANKLIN REAL ESTATE SECURITIES TRUST
FRANKLIN REAL ESTATE SECURITIES FUND
Tax Information

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $1,959,179 as a capital gain dividend for the fiscal year ended April 30, 1999.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 16.87% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 1999.

                                                                              25

-PAGE-
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-PAGE-
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-PAGE-
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                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT







                         PLEASE SIGN, DATE AND RETURN
                               YOUR PROXY TODAY

                 Please detach at perforation before mailing.


PROXY                                                                    PROXY

                       SPECIAL SHAREHOLDERS' MEETING OF
                      TEMPLETON GLOBAL REAL ESTATE FUND
                              SEPTEMBER 16, 1999

The undersigned hereby revokes all previous proxies for his shares and appoints [_______________], and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Global Real Estate Fund (the "Templeton Fund") that the undersigned is entitled to vote at the Templeton Fund's Special Meeting to be held at 500 East Broward Boulevard, Fort Lauderdale, FL 33394-3091 at 10:00 a.m., Eastern time on September 16, 1999, including any adjournment thereof, upon such business as may properly be brought before the Meeting.


IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                                                Note:  Please sign exactly as
                                                your name appears on the
                                                proxy.  If signing for
                                                estates, trusts or
                                                corporations, title or
                                                capacity should be stated.
                                                If shares are held jointly,
                                                each holder must sign.


                                                _______________________________
                                                Signature

                                                _______________________________
                                                Signature

                                                _______________________________
                                                Date

                          (Please see reverse side)






                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT









                      PLEASE SIGN, DATE AND RETURN YOUR
                                 PROXY TODAY




                 Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF TEMPLETON
FUND. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSAL 1, REGARDING THE REORGANIZATION OF THE TEMPLETON FUND PURSUANT TO THE AGREEMENT AND PLAN OF REORGANIZATION WITH FRANKLIN REAL ESTATE SECURITIES TRUST, ON BEHALF OF ITS SERIES, FRANKLIN REAL ESTATE SECURITIES FUND. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSAL 1.

                                            FOR      AGAINST     ABSTAIN
   1.    To approve an Agreement and
         Plan of Reorganization between     |_|        |_|         |_|
         Templeton Global Real Estate
         Fund ("Templeton Fund") and
         Franklin Real Estate
         Securities Trust, on behalf of
         its series, Franklin Real
         Estate Securities Fund
         ("Franklin Fund"), that
         provides for the acquisition
         of substantially all of the
         assets of Templeton Fund in
         exchange for Class A and Class
         C shares of Franklin Fund, the
         distribution of such shares to
         the shareholders of Templeton
         Fund, and the dissolution of
         Templeton Fund (the
         "Reorganization").




                                           GRANT               WITHHOLD
2.       To grant the proxyholders the
         authority to vote upon any         |_|                    |_|
         other business which may
         legally come before the
         Special Meeting or any
         adjournment thereof.




           IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY. . . TODAY

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.





Part B
                     STATEMENT OF ADDITIONAL INFORMATION
                                     FOR
                     FRANKLIN REAL ESTATE SECURITIES FUND
                            DATED JULY [__], 1999


                         Acquisition of the Assets of
                      TEMPLETON GLOBAL REAL ESTATE FUND


                     By and in exchange for shares of the
                    FRANKLIN REAL ESTATE SECURITIES FUND,
              a series of Franklin Real Estate Securities Trust


      This Statement of Additional Information (SAI) relates specifically to the proposed delivery of substantially all of the assets of Templeton Global Real Estate Fund for Class A shares and Class C shares of Franklin Real Estate Securities Fund.

      This SAI consists of this Cover Page and the following documents. Each of these documents is attached to and is legally considered to be a part of this SAI:

            1. Statement of Additional Information of Franklin Real Estate Securities Fund dated September 1, 1998, as supplemented April 1, 1999.

            2. Annual Report of Templeton Global Real Estate Fund for the fiscal year ended August 31, 1998.

            3. SemiAnnual Report of Templeton Global Real Estate Fund for the six months ended February 28, 1999.

            4.  Projected after Transaction financials.

      This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated July [__], 1999, relating to the above-referenced transaction. You can request a copy of the Prospectus/Proxy Statement by calling 1-800/DIAL BEN or by writing to Franklin Real Estate Securities Fund, 777 Mariners Island Boulevard, P.O. Box 7777, San Mateo, CA 94403-7777.




o   192 *SA1

--------------------------------------------------------------------------------
                            SHARE CLASS REDESIGNATION
                            EFFECTIVE JANUARY 1, 1999

                           Class A - Formerly Class I
                           Class B - New Share Class
                           Class C - Formerly Class II
--------------------------------------------------------------------------------

                         SUPPLEMENT DATED APRIL 1, 1999
                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                      FRANKLIN REAL ESTATE SECURITIES FUND
                             DATED SEPTEMBER 1, 1998

The Statement of Additional Information is amended as follows:

I. As of January 1, 1999, the fund offers four classes of shares: Class A, Class B, Class C and Advisor Class. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. All references in the Statement of Additional Information to Class I shares are replaced with Class A, and all references to Class II shares are replaced with Class C.

II.  The first sentence of the second paragraph on the cover is revised to read:

     This SAI describes the fund's Class A, B and C shares.

III. The following is added to the "Officers and Trustees" section:

     As of November 25, 1998, the officers and Board members, as a group, owned of record and beneficially the following shares of the fund: approximately 163 Class A shares, or less than 1% of the total outstanding Class A shares of the fund.

IV. The first sentence in the section "Additional Information on Exchanging Shares," found under "How Do I Buy, Sell and Exchange Shares?", is replaced with the following:

     If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at Net Asset Value when paid.

V. The following is added to the section "Additional Information on Selling Shares," found under "How Do I Buy, Sell and Exchange Shares?":

     The contingent deferred sales charge will generally be waived for redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the Securities Dealer of record waived its commission in connection with the purchase.

VI.  In  the  section   "The  Rule  12b-1   Plans,"   found  under  "The  Fund's
     Underwriter,"

     (a) the first sentence is replaced with the following:

     Each class has a separate distribution or "Rule 12b-1" plan that was adopted pursuant to Rule 12b-1 of the 1940 Act.

     (b) the  following  paragraphs  are added  after the  section  "The Class I
     Plan":

     THE CLASS B PLAN. Under the Class B plan, the fund pays Distributors up to 0.75% per year of the class's average daily net assets, payable quarterly, to pay Distributors or others for providing distribution and related services and bearing certain expenses. All distribution expenses over this amount will be borne by those who have incurred them. The fund may also pay a servicing fee of up to 0.25% per year of the class's average daily net assets, payable quarterly. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

     The expenses relating to the Class B plan are also used to pay Distributors for advancing the commission costs to Securities Dealers with respect to the initial sale of Class B shares. Further, the expenses relating to the Class B plan may be used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commission costs to Securities Dealers.

     (c) and the section "The Class I and Class II Plans" is renamed "The Class A, B and C Plans."

VII. Under "Miscellaneous Information", the following is added:

     The Information Services & Technology division of Resources established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

     As of November 25, 1998, the principal shareholders of the fund, beneficial or of record, were as follows:

                                            SHARE
    NAME AND ADDRESS                        AMOUNT            PERCENTAGE
-------------------------------------------------------------------------------

    ADVISOR CLASS

    FT Fund Allocator                     17,510.546             5.25%
    Conservative Target Fund
    C/O Fund Accounting Dept.
    Kimberley Monasterio
    1810 Gateway 3rd Flr.
    San Mateo, CA 94404-2470

    FT Fund Allocator                     38,456.481            11.53%
    Moderate Target Fund
    C/O Fund Accounting Dept.
    Kimberley Monasterio
    1810 Gateway 3rd Flr.
    San Mateo, CA 94404-2470

    FT Fund Allocator                     54,949.185            16.48%
    Growth Target Fund
    C/O Fund Accounting Dept.
    Kimberley Monasterio
    1810 Gateway 3rd Flr.
    San Mateo, CA 94404-2470

VIII.In the "Useful Terms and  Definitions"  section,  the definitions of "Class
     I, Class II and Advisor Class" and "Offering Price" are replaced with the following:

     CLASS A, CLASS B, CLASS C AND ADVISOR CLASS - The fund offers four classes of shares, designated "Class A," "Class B," "Class C" and "Advisor Class." The four classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

     OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class A and 1% for Class C. There is no front-end sales charge for Class B. We calculate the offering price to two decimal places using standard rounding criteria.



                Please keep this supplement for future reference.


FRANKLIN REAL ESTATE SECURITIES FUND
FRANKLIN REAL ESTATE SECURITIES TRUST
STATEMENT OF
ADDITIONAL INFORMATION
777 MARINERS ISLAND BLVD., P.O. BOX 7777
SEPTEMBER 1, 1998
SAN MATEO, CA 94403-7777
1-800/DIAL BEN(R)
------------------------------------------------------------------------------

TABLE OF CONTENTS
How Does the Fund Invest Its Assets? ................................    2
What Are the Risk s of Investing
 in the Fund? .......................................................    9
Investment Restrictions .............................................   13
Officers and Trustees ...............................................   15
Investment Management
 and Other Services .................................................   18
How Does the Fund Buy
 Securities for Its Portfolio? ......................................   20
How Do I Buy, Sell and Exchange Shares? .............................   21
How Are Fund Shares Valued? .........................................   24
Additional Information on
 Distributions and Taxes ............................................   25
The Fund's Underwriter ..............................................   29
How Does the Fund
 Measure Performance? ...............................................   30
Miscellaneous Information ...........................................   33
Financial Statements ................................................   34
Useful Terms and Definitions ........................................   34

Appendix

 Description of Ratings .............................................   35

------------------------------------------------------------------------------
When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and
Definitions."
------------------------------------------------------------------------------

The fund is a non-diversified series of Franklin Real Estate Securities Trust (the "Trust"), an open-end management investment company. The Prospectus, dated September 1, 1998, which we may amend from time to time, contains the basic information you should know before investing in the fund. For a free copy, call 1-800/DIAL BEN.

This SAI describes the fund's Class I and Class II shares. The fund currently offers another share class with a different sales charge and expense structure, which affects performance. To receive more information about the fund's other share class, contact your investment representative or call 1-800/DIAL BEN.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

O ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE
  FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

O ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
------------------------------------------------------------------------------

HOW DOES THE FUND INVEST ITS ASSETS?

WHAT IS THE FUND'S GOAL?

The investment goal of the fund is to maximize total return. This goal is fundamental, which means that it may not be changed without shareholder approval.

The following gives more detailed information about the fund's investment policies and the types of securities that it may buy. Please read this information together with the section "How Does the Fund Invest Its Assets?" in the Prospectus.

MORE INFORMATION ABOUT THE
KINDS OF SECURITIES THE FUND BUYS

EQUITY SECURITIES. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include warrants or rights. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

REITS. In order to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, gains from the sale of real estate assets), and at least 95% from real estate sources, plus dividends, interest and gains from the sale of securities. Real property, mortgage loans, cash and certain securities must comprise 75% of a company's assets. In order to qualify as a REIT, a company must also make distributions to shareholders aggregating annually at least 95% of its REIT taxable income.

By investing in REITs indirectly through the fund, you will bear not only your proportionate share of the expenses of the fund, but also, indirectly, similar expenses of the REITs.

DEBT SECURITIES. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally, provide for the payment of interest. These include bonds, notes and debentures; commercial paper; convertible securities; and bankers' acceptances. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The fund may buy both rated and unrated debt securities. Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The fund may buy debt securities which are rated B or better by Moody's or S&P or unrated debt which it determines to be of comparable quality. At present, the fund does not intend to invest more than 5% of its total assets in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's). Please see the Appendix for a description of these ratings.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the fund's Net Asset Value.

DEPOSITARY RECEIPTS. Many securities of foreign issuers are represented by American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs") (collectively "Depositary Receipts"). ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on NASDAQ. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the Depositary Receipts.

CONVERTIBLE SECURITIES. The fund may invest in convertible securities. A convertible security is generally a preferred stock or debt security that may be converted within a specified period of time into a certain amount of common stock or other equity securities of the same or a different issuer. Convertible securities include non-convertible debt securities with warrants or stock or stock index options attached ("synthetic convertible securities"). A convertible security entitles the holder to receive interest paid or accrued on debt securities or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged. Convertible securities generally offer income yields that are higher than the dividend yield, if any, of the underlying common stock, but lower than the yield of similar non-convertible debt securities. While the fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the fund's financial reporting, credit rating, and investment limitation purposes.

When a convertible security's conversion price is significantly above the price of the underlying stock, the convertible security takes on the risk characteristics of a debt security. At such times, the price of a convertible security will vary with changes in the credit quality of the issuer and inversely with changes in interest rates. When a convertible security's conversion price is at or below the price of the underlying stock, a convertible security will behave like a common stock. At such times, the price of the convertible security will be influenced by the fluctuations in the price of the underlying security and will vary based on the activities of the issuing company and changes in general market and economic conditions. Because of the hybrid nature of convertible securities, investors should recognize that convertible securities are likely to perform quite differently than broadly-based measures of the stock and bond markets.

The fund's investment in convertible securities, particularly securities convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The prices of these securities may be volatile and the fund may not be able to sell particular securities in a timely fashion or at fair prices, which could result in losses to the fund. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio. Although the fund intends to acquire liquid securities, there can be no assurances that this will be achieved.

The holder of a convertible security generally may choose at any time to exchange the convertible security for a specified number of shares of the underlying stock. The fund may at times, however, invest in securities that are convertible other than at the fund's option. Such securities may, for example, have a mandatory conversion feature whereby the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or they may be convertible at the option of the issuer. Because the conversion is not at the fund's option, the fund may be required to convert the security into the underlying common stock or other equity security at a time when the value of the underlying common stock or other security has declined substantially. When a convertible security is "converted," i.e. exchanged for shares of the underlying security, the issuer often issues new stock to the holder of the convertible security, but, in certain cases, the holder may receive cash instead of common stock.

Convertible securities are usually issued either by an operating company or by an investment bank. If a convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank. Convertible securities rank senior to common stock in the company's capital structure, but are generally subordinate to other types of fixed-income securities issued by the company. Consequently, convertible securities are subordinated to all debt obligations in the event of insolvency and the credit rating of a company's convertible issue is generally lower than the rating of the company's conventional debt issues since the convertible is normally a "junior" security. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. An issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. The market for convertible securities includes a larger proportion of small-to-medium size companies than the broad stock market (as measured by such indices as the Standard & Poor's 500 Composite Stock Index). Companies which issue convertible securities are often lower in credit quality.

The fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks ("PERCS"). PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

The fund may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; and, upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture.

SYNTHETIC CONVERTIBLE SECURITIES. The fund may invest a portion of its assets in "synthetic" convertible securities. A synthetic convertible security is created by combining separate securities which together possess the two principal characteristics of a convertible security, i.e., fixed income and the right to acquire the underlying equity security. This combination is achieved, for example, by investing in non-convertible debt securities and in warrants or stock or stock index call options which grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options. Although Advisers typically expects to create synthetic convertible securities whose components represent one issuer, the fund may combine components representing distinct issuers, or combine a fixed income security with a call option on a stock index when Advisers determines that such a combination would better promote the fund's investment objectives. The component parts of a synthetic convertible security may be purchased simultaneously or separately.

Synthetic convertible securities differ from other convertible securities in several respects. The value of a synthetic convertible security is the sum of the values of its fixed-income component and its convertible component. Thus, the market price of a synthetic convertible security may react differently when compared to other convertible securities to changes in the financial condition of the issuer or market or general economic conditions. For example, the holder of a synthetic convertible security faces the risk that the price of the stock, or the level of the market index underlying the convertible component may decline even though the price of a convertible security has not changed.

ILLIQUID INVESTMENTS. The fund's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them. The Board has authorized the fund to invest in restricted securities (which might otherwise be considered illiquid) where the investment is consistent with the fund's investment objective and has authorized the securities to be considered liquid (and thus not subject to the foregoing 10% limitation), to the extent Advisers determines on a daily basis that there is a liquid institutional or other market for the securities - for example, restricted securities that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. The Board will review any determination by Advisers to treat a restricted security as a liquid security on an ongoing basis, including Advisers' assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, Advisers and the Board will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent the fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund may be increased if qualified institutional buyers are no longer interested in buying these securities or the market for these securities contracts.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The fund may buy and sell debt securities on a "when-issued" or "delayed delivery" basis. These are trading practices where payment and delivery of the securities take place at a future date. During the period between purchase and settlement, no payment is made by the buyer to the issuer and no interest accrues to the buyer. These transactions are subject to market fluctuations and the risk that the value of a security at delivery may be more or less than its purchase price. Although the fund will generally buy debt securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is deemed advisable. When the fund is the buyer, it will maintain cash or high-grade marketable securities with an aggregate value equal to the amount of its purchase commitments, in a segregated account with its custodian bank until payment is made. The fund will not engage in when-issued and delayed delivery transactions for investment leverage purposes.

SHORT-TERM INVESTMENTS. Based upon the terms of an SEC order that granted exemptive relief from certain provisions of the 1940 Act, the fund may invest its short-term cash in shares of one or more money market funds managed by Advisers or its affiliates.

REPURCHASE AGREEMENTS. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Advisers will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities. The fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the fund's Board, i.e., banks or broker-dealers which have been determined by Advisers to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

LOANS OF PORTFOLIO SECURITIES. The fund may lend to banks and broker-dealers portfolio securities with an aggregate market value of up to 10% of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. However, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower fail.

BORROWING. As a fundamental policy, the fund does not borrow money or mortgage or pledge any of its assets, except that the fund may borrow up to 10% of its total asset value to meet redemption requests and for other temporary or emergency purposes. The fund will not make any additional investments while any borrowings exceed 5% of its total assets.

OPTIONS, FUTURES AND OPTIONS ON FINANCIAL FUTURES. The fund may write (sell) covered put and call options and buy put and call options that trade on securities exchanges and in the OTC market in order to hedge against the risk of market or industry-wide stock price fluctuations or to increase income to the fund. The fund may buy and sell futures and options on futures with respect to securities and securities indices and buy futures and options to "close-out" futures and options it may have written. Additionally, the fund may sell futures and options to "close out" futures and options it may have purchased. The fund will not enter into any futures contract or related options (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of its total assets (taken at current value). The fund will not engage in any stock options or stock index options if the option premiums paid regarding its open option positions exceed 5% of the value of its total assets. Options, futures and options on futures are generally considered "derivative securities."

WRITING CALL AND PUT OPTIONS. Call options written by the fund give the holder the right to buy the underlying securities from the fund at a stated exercise price; put options written by the fund give the holder the right to sell the underlying security to the fund at a stated exercise price. A call option written by the fund is "covered" if the fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the fund in cash and high grade debt securities in a segregated account with its custodian bank. A put option written by the fund is "covered" if the fund maintains cash and high grade debt securities with a value equal to the exercise price in a segregated account with its custodian bank, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then current market value of the underlying security.

The writer of an option that wants to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. A writer, however, may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Effecting a closing transaction in the case of a written call option will permit the fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, a closing transaction will permit the fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other fund investments. If the fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing before or at the same time as the sale of the security.

The fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to buy the option; the fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the fund.

The writing of covered put options involves certain risks. For example, if the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the fund may elect to close the position or take delivery of the security at the exercise price, and the fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

BUYING CALL AND PUT OPTIONS. The fund may buy call options on securities it intends to buy in order to limit the risk of a substantial increase in the market price of the security. The fund may also buy call options on securities held in its portfolio and on which it has written call options. A call option gives the option holder the right to buy the underlying securities from the option writer at a stated exercise price. Before its expiration, a call option may be sold in a closing sale transaction. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

The fund intends to buy put options on particular securities in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. A put option gives the option holder the right to sell the underlying security at the option exercise price at any time during the option period. The ability to buy put options will allow the fund to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the fund will continue to receive interest or dividend income on the security. The fund may sell a put option it has previously purchased before the sale of the securities underlying the option. These sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option that is sold. The gain or loss may be wholly or partially offset by a change in the value of the underlying security which the fund owns or has the right to acquire.

OVER-THE-COUNTER ("OTC") OPTIONS. The fund intends to write covered put and call options and buy put and call options that trade in the OTC market to the same extent that it will engage in exchange traded options. Just as with exchange traded options, OTC call options give the option holder the right to buy an underlying security from an option writer at a stated exercise price; OTC put options give the holder the right to sell an underlying security to an option writer at a stated exercise price. OTC options, however, differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not, as is the case with exchange traded options, with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. OTC options, however, are available for a greater variety of securities, and in a wider range of expiration dates and exercise prices, than exchange traded options; and the writer of an OTC option is paid the premium in advance by the dealer. The fund will purchase OTC options only from dealers and institutions that Advisers believe present a minimal credit risk.

There can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, the fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the fund writes an OTC option, it generally can close out that option before its expiration only by entering into a closing purchase transaction with the dealer to which the fund originally wrote it.

The fund understands the current position of the SEC staff to be that purchased OTC options are illiquid securities and that the assets used to cover the sale of an OTC option are considered illiquid. The fund disagrees with this position. Nevertheless, pending a change in the staff's position, the fund will treat OTC options and "cover assets" as subject to the fund's limitation on illiquid securities.

OPTIONS ON STOCK INDICES. The fund may also buy and sell call options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

When the fund writes an option on a stock index, the fund will establish a segregated account containing cash or high quality fixed-income securities with its custodian bank in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or it will otherwise cover the transaction.

FUTURES CONTRACTS. The fund may enter into contracts for the purchase or sale of futures contracts based upon securities or financial indices ("financial futures"). Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the security or cash value called for by the contract on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to take delivery of the security or cash value called for by the contract at a specified date. Futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

The purpose of the acquisition or sale of a futures contract is to attempt to protect the fund from fluctuations in price of portfolio securities without actually buying or selling the underlying security.

At the same time a futures contract is purchased or sold, the fund must allocate cash or securities as a deposit payment ("initial deposit"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required since each day the fund would provide or receive cash that reflects any decline or increase in the contract's value.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or cash. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or cash. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the fund will incur brokerage fees when it buys or sells futures contracts.

The fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of its securities or securities which it intends to buy and, to the extent consistent therewith, to accommodate cash flows. The fund will not enter into any stock index or financial futures contract or related option if, immediately thereafter, more than one-third of the fund's net assets would be represented by futures contracts or related options. In addition, the fund may not buy or sell futures contracts or buy or sell related options if, immediately thereafter, the sum of the amount of margin deposits on its existing futures and related options positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets. In instances involving the purchase of futures contracts or related call options, money market instruments equal to the market value of the futures contract or related option will be deposited in a segregated account with the fund's custodian bank to collateralize these long positions.

To the extent the fund enters into a futures contract, it will maintain with its custodian bank, to the extent required by the rules of the SEC, assets in a segregated account to cover its obligations with respect to the contract. These assets will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of the futures contract and the aggregate value of the initial and variation margin payments made by the fund with respect to these futures contracts.

STOCK INDEX FUTURES. As noted above, stock index futures contracts obligate the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result. When the fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

OPTIONS ON STOCK INDEX FUTURES. The fund may buy and sell call and put options on stock index futures to hedge against risks of marketside price movements. The need to hedge against these risks will depend on the extent of diversification of the fund's common stock portfolio and the sensitivity of these investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index futures contract give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day before the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

FUTURE DEVELOPMENTS. The fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the fund or which are not currently available but which may be developed, to the extent these opportunities are both consistent with the fund's investment objective and legally permissible for the fund.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

FOREIGN SECURITIES RISK. Investors should consider carefully the substantial risks involved in foreign securities, which are in addition to the usual risks associated with investing in U.S. issuers. These risks can be significantly greater for investments in emerging or developing markets. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S. The settlement practices of some of the countries in which the fund invests may be cumbersome and result in delays that may affect portfolio liquidity. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts. Individual foreign economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Securities that are acquired by the fund outside the U.S. and that are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered by the fund to be illiquid assets so long as the fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market, the fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market, and current market quotations are readily available. Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries.

Investments in foreign securities where delivery takes place outside the U.S. will be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments. Changes in governmental administrations or economic or monetary policies, in the U.S. or abroad, or changes in circumstances in dealings between nations or currency convertibility or exchange rates could result in investment losses for the fund. Investments in foreign securities may also subject the fund to losses due to nationalization, expropriation, holding and transferring assets through foreign subcustodians, depositories and broker-dealers, or differing accounting practices and treatment.

Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its Net Asset Value. Moreover, investors should recognize that foreign securities are often traded with less frequency and volume and, therefore, may have greater price volatility than is the case with many U.S. securities. Notwithstanding the fact that the fund generally intends to acquire the securities of foreign issuers where there are public trading markets, investments by the fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the fund's portfolio and the fund's ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which the fund has a substantial portion of its assets invested or should relations between the U.S. and foreign countries deteriorate markedly. Furthermore, the reporting and disclosure requirements applicable to foreign issuers may differ from those applicable to domestic issuers, and there may be difficulties in obtaining or enforcing judgments against foreign issuers.

The fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the fund's portfolio securities are denominated may have a detrimental impact on the fund. Advisers endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time the fund's investments are placed. The exercise of this policy may include decisions to buy securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. No assurance can be given that profits, if any, will exceed losses.

Some of the countries in which the fund may invest are considered developing or emerging markets. Investments in these markets are subject to all of the risks of foreign investing generally, and have additional and heightened risks due to a lack of legal, business and social frameworks to support securities markets.

Emerging markets involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime, delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody. All of these factors make developing market equity securities' prices generally more volatile than securities issued in developed markets.

REAL ESTATE RISK. Because the fund invests primarily in the real estate industry, it could own real estate directly as a result of a default on debt securities it may own. Receipt of rental income or income from the disposition of real property by the fund may adversely affect its ability to retain its tax status as a regulated investment company.

CONVERTIBLE SECURITIES RISK. A convertible security has risk characteristics of both equity and debt securities. Its value may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

CREDIT AND ISSUER RISK. The fund's investments in debt securities involve credit risk. This is the risk that the issuer of a debt security will be unable to make principal and interest payments in a timely manner and the debt security will go into default.

HIGH YIELD SECURITIES RISK. Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the fund's portfolio defaults, the fund may have unrealized losses on the security, which may lower the fund's Net Asset Value. Defaulted securities tend to lose much of their value before they default. Thus, the fund's Net Asset Value may be adversely affected before an issuer defaults. In addition, the fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, Advisers may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the fund to manage the timing of its income. Under the Code and U.S. Treasury regulations, the fund may have to accrue income on defaulted securities and distribute the income to shareholders for tax purposes, even though the fund is not currently receiving interest or principal payments on the defaulted securities. To generate cash to satisfy these distribution requirements, the fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of fund shares.

Lower-quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security and on the fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio.

The fund may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, which entails special responsibilities and liabilities. The fund may also incur special costs in disposing of restricted securities, although the fund will generally not incur any costs when the issuer is responsible for registering the securities.

The fund may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. Advisers will carefully review their credit and other characteristics. The fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth before 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yield securities and adversely affected the value of outstanding securities, as well as the ability of issuers of high yield securities to make timely principal and interest payments. Although the economy has improved and high yield securities have performed more consistently since that time, the adverse effects previously experienced may reoccur. For example, the highly publicized defaults on some high yield securities during 1989 and 1990 and concerns about a sluggish economy that continued into 1993, depressed the prices of many of these securities. While market prices may be temporarily depressed due to these factors, the ultimate price of any security generally reflects the true operating results of the issuer. Factors adversely impacting the market value of high yield securities may lower the fund's Net Asset Value.

The fund relies on Advisers' judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, Advisers takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

RISKS OF OPTIONS, FUTURES AND OPTIONS ON FUTURES. The fund's options and futures investments involve certain risks. These risks include the risks that the effectiveness of an options and futures strategy depends on the degree to which price movements in the underlying index or securities correlate with price movements in the relevant portion of the fund's portfolio. The fund bears the risk that the prices of its portfolio securities will not move in the same amount as the option or future it has purchased, or that there may be a negative correlation that would result in a loss on both the securities and the option or future.

Successful use by the fund of options on securities, stock indexes, stock index futures, financial futures and related options will be subject to Advisers' ability to predict correctly movements in the direction of the securities markets generally or of a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Adverse market movements could cause the fund to lose up to its full investment in a call option contract and/or to experience substantial losses on an investment in a futures contract. There is also the risk of loss by the fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or option.

Positions in options, futures and related options on futures may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. The inability to close options or futures positions could also have an adverse impact on the fund's ability to effectively hedge its securities. The fund will enter into an option or futures position only if there appears to be a liquid secondary market for these options or futures.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the fund writes an OTC option, it generally can close out that option before its expiration only by entering into a closing purchase transaction with the dealer to which the fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a buyer of a put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The fund does not believe that these trading and positions limits will have an adverse impact on the fund's strategies for hedging its securities.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by Advisers may still not result in a successful transaction.

Futures contracts entail other risks as well. Although the fund believes that the use of these contracts will be beneficial, if Advisers' investment judgment about the general direction of interest rates is incorrect, the fund's overall performance would be poorer than if it had not entered into any futures contract. For example, if the fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in these situations, if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The fund may have to sell securities at a time when it may be disadvantageous to do so.

The fund's investment in options and futures contracts may be limited by the requirements of the Code for qualification as a regulated investment company and are subject to special tax rules that may affect the amount, timing and character of distributions to you. These securities also require the application of complex and special tax rules and elections. See "Additional Information on Distributions and Taxes" in this SAI for more information.

DERIVATIVE SECURITIES RISK. Derivative investments are those whose values are dependent upon the performance of one or more other securities or investments or indices; in contrast to common stock, for example, whose value is dependent upon the operations of the issuer. Option transactions, foreign currency exchange transactions and futures contracts are considered derivative investments. To the extent the fund enters into these transactions, their success will depend upon Advisers' ability to predict pertinent market movements.

INVESTMENT RESTRICTIONS

The fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the fund or
(ii) 67% or more of the shares of the fund present at a shareholder meeting if more than 50% of the outstanding shares of the fund are represented at the meeting in person or by proxy, whichever is less. The fund MAY NOT:

1. Invest directly in real estate, except that the fund could own real estate directly as a result of a default on debt securities it owns.

2. Make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed or of a character usually acquired by institutional investors or through loans of the fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan.

3. Borrow money, except from banks in order to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency (but not investment) purposes, in an amount up to 10% of the value of the fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the fund's total assets, the fund will not make any additional investments.

4. Invest more than 25% of the fund's assets (at the time of the most recent investment) in any single industry, except that the fund will concentrate its investments in real estate securities, and except that, to the extent this restriction is applicable, all or substantially all of the assets of the fund may be invested in another registered investment company having the same investment objective and policies as the fund.

5. Underwrite securities of other issuers (does not preclude the fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities), except that all or substantially all of the assets of the fund may be invested in another registered investment company having the same investment objective and policies as the fund.

6. Invest more than 10% of the value of its total assets in illiquid securities with legal or contractual restrictions on resale (although the fund may invest in such securities to the extent permitted under the federal securities laws) or which are not readily marketable, except that all or substantially all of the assets of the fund may be invested in another registered investment company having the same investment objective and policies as the fund.

7. Invest in securities which have a record of less than three years continuous operation, including the operations of any predecessor companies, if more than 5% of the fund's total assets would be invested in such companies except that all or substantially all of the assets of the fund may be invested in another registered investment company having the same investment objective and policies as the fund. (This limitation does not apply to issuers of real estate investment trusts.)

8. Invest in securities for the purpose of exercising management or control of the issuer, except that, to the extent this restriction is applicable, all or substantially all of the assets of the fund may be invested in another registered investment company having the same investment objective and policies as the fund.

9. Maintain a margin account with a securities dealer or invest in commodities and commodity contracts, except that the fund may invest in financial futures and related options on futures with respect to securities and securities indices.

10. Lease or acquire any interests, including interests issued by limited partnerships (other than publicly traded equity securities) in oil, gas, or other mineral exploration or development programs.

11. Invest in excess of 5% of its total assets in options unrelated to any fund transactions in futures, including puts, calls, straddles, spreads, or any combination thereof.

12. Effect short sales, unless at the time the fund owns securities equivalent in kind and amount to those sold (which will normally be for deferring recognition of gains or losses for tax purposes). (Although the fund may engage in short sales if it owns securities equivalent in kind and amount to the securities sold short, the fund does not currently intend to employ this investment technique.)

13. Invest in the securities of other investment companies, except to the extent permitted by the 1940 Act or other applicable state law, and except in connection with a merger, consolidation, acquisition or reorganization. To the extent permitted by exemptions granted under the 1940 Act, the fund may invest in shares of one or more money market funds managed by Advisers or its affiliates.

14. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or purchase or retain securities of any issuer if, to the knowledge of the fund, one or more of the officers or trustees of the fund, or its investment adviser, own beneficially more than 0.5 of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities, except that, to the extent this restriction is applicable, all or substantially all of the assets of the fund may be invested in another registered investment company having the same investment objective and policies as the fund, or except as permitted under investment restriction Number 13 regarding the purchase of shares of money market funds managed by Advisers or its affiliates.

In addition to these fundamental policies, it is the present policy of the fund (which may be changed without shareholder approval) not to pledge, mortgage or hypothecate the fund's assets as security for loans, nor to engage in joint or joint and several trading accounts in securities, except that it may participate in joint repurchase arrangements, lend its portfolio securities, invest its short-term cash in shares of one or more investment companies, of the type generally referred to as money market funds, managed by Advisers or its affiliates, (pursuant to the terms of any order, and any conditions therein, issued by the SEC permitting such investments), or combine orders to buy or sell with orders from other persons to obtain lower brokerage commissions. The fund may not invest in excess of 5% of its net assets, valued at the lower of cost or market, in warrants, nor more than 2% of its net assets in warrants not listed on either the NYSE or AMEX. It is also the policy of the fund that it may, consistent with its objective, invest a portion of its assets, as permitted by the 1940 Act and the rules adopted thereunder, in securities or other obligations issued by companies engaged in securities related businesses, including companies that are securities brokers, dealers, underwriters or investment advisors.

If a bankruptcy or other extraordinary event occurs concerning a particular security owned by the fund, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. In this case, the fund intends to dispose of the investment as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND TRUSTEES

The Board has the responsibility for the overall management of the fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the fund who are responsible for administering the fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the fund under the 1940 Act are indicated by an asterisk (*).

                        POSITIONS AND OFFICES      PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS      WITH THE TRUST     DURING THE PAST FIVE YEARS

Frank H. Abbott, III (77)
1045 Sansome Street
San Francisco, CA 94111

Trustee

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) and Vacu-Dry Co. (food processing).

Harris J. Ashton (66)
191 Clapboard Ridge Road
Greenwich, CT 06830

Trustee

Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers).

*Harmon E. Burns (53)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President
and Trustee

Executive Vice President and Director, Franklin Resources, Inc., Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

Robert F. Carlson (70)
2120 Lambeth Way
Carmichael, CA 95608

Trustee

Member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); former member and past Chairman of the Board, Sutter Community Hospitals, Sacramento, CA; former member, Corporate Board, Blue Shield of California; former Chief Counsel, California Department of Transportation; and director or trustee, as the case may be, of nine of the investment companies in the Franklin Templeton Group of Funds.

S. Joseph Fortunato (66)
Park Avenue at Morris County
P.O. Box 1945
Morristown, NJ 07962-1945

Trustee

Member of the law firm of Pitney, Hardin, Kipp & Szuch; director or trustee, as the case may be, of 51 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, General Host Corporation (nursery and craft centers).

*Charles B. Johnson (65)
777 Mariners Island Blvd.
San Mateo, CA 94404

Chairman of the
Board and
Trustee

President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, General Host Corporation (nursery and craft centers).

*Rupert H. Johnson, Jr. (58)
777 Mariners Island Blvd.
San Mateo, CA 94404

President and
Trustee

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

Frank W.T. LaHaye (69)
20833 Stevens Creek Blvd.
Suite 102
Cupertino, CA 95014

Trustee

General Partner, Miller & LaHaye, which is the General Partner of Peregrine Ventures II (venture capital firm); Chairman of the Board and Director, Quarterdeck Corporation (software firm); Director, Digital Transmission Systems, Inc. (wireless communications); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and formerly, Director, Fischer Imaging Corporation (medical imaging systems) and General Partner, Peregrine Associates, which was the General Partner of Peregrine Ventures (venture capital firm).

Gordon S. Macklin (70)
8212 Burning Tree Road
Bethesda, MD 20817

Trustee

Director, Fund American Enterprises Holdings, Inc., MCI Communications Corporation, MedImmune, Inc. (biotechnology), Spacehab, Inc. (aerospace services) and Real 3D (software); director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, White River Corporation (financial services) and Hambrecht and Quist Group (investment banking), and President, National Association of Securities Dealers, Inc.

Martin L. Flanagan (38)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President
and Chief
Financial Officer

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc.; Executive Vice President and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; President and Director, Franklin Templeton Services, Inc.; Senior Vice President and Chief Financial Officer, Franklin/Templeton Investor Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (49)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President
and Secretary

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice President, Franklin Advisory Services, Inc.; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 53 of the investment companies in the Franklin Templeton Group of Funds.

Charles E. Johnson (42)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

Vice President

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director, Franklin Institutional Services Corporation; Chairman and Director, Templeton Investment Counsel, Inc.; Vice President, Franklin Advisers, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 34 of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (59)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and
Principal
Accounting
Officer

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 32 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (61)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President and National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 28 of the investment companies in the Franklin Templeton Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors and Advisers. As of June 1, 1998, nonaffiliated members of the Board are paid $600 per quarter plus $200 per meeting attended. Before June 1, 1998, the nonaffiliated Board members were not paid fees by the Trust. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The fees payable to nonaffiliated Board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to Board members who serve on other boards within the Franklin Templeton Group of Funds. The following table provides the total fees paid to nonaffiliated Board members by other funds in the Franklin Templeton Group of Funds.

                                                  NUMBER OF BOARDS
                                 TOTAL FEES       IN THE FRANKLIN
                              RECEIVED FROM THE   TEMPLETON GROUP
                              FRANKLIN TEMPLETON  OF FUNDS ON WHICH
NAME                          GROUP OF FUNDS***   EACH SERVES****
---------------------------------------------------------------
Frank H. Abbott, III            $165,937               27
Harris J. Ashton                 344,642               49
Robert F. Carlson*                17,680                9
S. Joseph Fortunato              361,562               51
David W. Garbellano**             91,317              N/A
Frank W. T. LaHaye               141,433               27
Gordon S. Macklin                337,292               49

*Elected to the Board, January 15, 1998.
**Deceased, September 27, 1997.
***For the calendar year ended December 31, 1997.
****We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 170 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of June 2, 1998, the officers and Board members, as a group, owned of record and beneficially the following shares of the fund: approximately 163 Class I shares, or less than 1% of the total outstanding Class I shares of the fund. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

INVESTMENT MANAGEMENT
AND OTHER SERVICES

INVESTMENT MANAGER AND SERVICES PROVIDED. The fund's investment manager is Advisers. Advisers provides investment research and portfolio management services, including the selection of securities for the fund to buy, hold or sell and the selection of brokers through whom the fund's portfolio transactions are executed. Advisers' activities are subject to the review and supervision of the Board to whom Advisers renders periodic reports of the fund's investment activities. Advisers and its officers, directors and employees are covered by fidelity insurance for the protection of the fund.

Advisers and its affiliates act as investment manager to numerous other investment companies and accounts. Advisers may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Advisers on behalf of the fund. Similarly, with respect to the fund, Advisers is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Advisers and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Advisers is not obligated to refrain from investing in securities held by the fund or other funds that it manages. Of course, any transactions for the accounts of Advisers and other access persons will be made in compliance with the fund's Code of Ethics. Please see "Miscellaneous Information - Summary of Code of Ethics."

MANAGEMENT FEES. Under its management agreement, the fund pays Advisers a management fee equal to an annual rate of 0.625 of 1% of the value of average daily net assets up to and including $100 million; 0.50 of 1% of the value of average daily net assets over $100 million up to and including $250 million;
0.45 of 1% of the value of average daily net assets over $250 million up to and including $10 billion; 0.44 of 1% of the value of average daily net assets over $10 billion up to and including $12.5 billion; 0.42 of 1% of the value of average daily net assets over $12.5 billion up to and including $15 billion; and 0.40 of 1% of the value of average daily net assets in excess of $15 billion. The fee is computed at the close of business on the last business day of each month. Each class pays its proportionate share of the management fee.

For the fiscal years ended April 30, 1998, 1997 and 1996, management fees, before any advance waiver, totaled $1,896,157, $619,802 and $169,354, respectively. Under an agreement by Advisers to limit its fees, the fund paid management fees totaling $1,774,540, $510,202 and $14,092, respectively.

MANAGEMENT AGREEMENT. The management agreement is in effect until April 30, 1999. It may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the fund's outstanding voting securities on 60 days' written notice to Advisers, or by Advisers on 60 days' written notice to the fund, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

ADMINISTRATIVE SERVICES. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, Advisers pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. During the fiscal years ended April 30, 1998 and 1997, administration fees totaling $525,070 and $123,986, respectively, were paid to FT Services. The fee is paid by Advisers. It is not a separate expense of the fund.

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is the fund's shareholder servicing agent and acts as the fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. The fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year may not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286, acts as custodian of the securities and other assets of the fund. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITOR. Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, is the fund's independent auditor. During the fiscal year ended April 30, 1998, the auditor's services consisted of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report to Shareholders for the fiscal year ended April 30, 1998.

HOW DOES THE FUND BUY
SECURITIES FOR ITS PORTFOLIO?

Advisers selects brokers and dealers to execute the fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction, Advisers seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by the fund is negotiated between Advisers and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. Advisers will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of Advisers, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

Advisers may pay certain brokers commissions that are higher than those another broker may charge, if Advisers determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or Advisers' overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to Advisers include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to Advisers in carrying out its investment advisory responsibilities. These services may not always directly benefit the fund. They must, however, be of value to Advisers in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services Advisers receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, Advisers and its affiliates may use this research and data in their investment advisory capacities with other clients. If the fund's officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the fund, any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the fund and one or more other investment companies or clients supervised by Advisers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the fund.

During the fiscal years ended April 30, 1998, 1997 and 1996, the fund paid brokerage commissions totaling $385,342, $287,728 and $46,628, respectively.

As of April 30, 1998, the fund did not own securities of its regular broker-dealers.

HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES

The fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Banks and financial institutions that sell shares of the fund may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Purchase Price of Fund Shares" in the Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of the fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:

                                          SALES
SIZE OF PURCHASE - U.S. DOLLARS           CHARGE
------------------------------------------------
Under $30,000                             3.0%
$30,000 but less than $50,000             2.5%
$50,000 but less than $100,000            2.0%
$100,000 but less than $200,000           1.5%
$200,000 but less than $400,000           1.0%
$400,000 or more                            0%

OTHER PAYMENTS TO SECURITIES DEALERS. Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares by certain retirement plans without a front-end sales charge, as discussed in the Prospectus: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the Securities Dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the Securities Dealer.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

LETTER OF INTENT. You may qualify for a reduced sales charge when you buy Class I shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter, but they will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to certain retirement plans. If you execute a Letter before a change in the sales charge structure of the fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the fund registered in your name until you fulfill the Letter. This policy of reserving shares does not apply to certain retirement plans. If the amount of your total purchases, less redemptions, equals the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, exceeds the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the amount of your total purchases, less redemptions, is less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

REINVESTMENT DATE. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the fund under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the fund's investment goal exist immediately. This money will then be withdrawn from the short-term, money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. The fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

SPECIAL SERVICES. Investor Services may pay certain financial institutions that maintain omnibus accounts with the fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share as of the close of the NYSE, normally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Advisers.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the fund may use a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION
ON DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

DISTRIBUTIONS OF NET INVESTMENT INCOME. The fund receives income generally in the form of dividends, interest, original issue, market and acquisition discount, and other income derived from its investments. This income, less expenses incurred in the operation of the fund, constitute its net investment income from which dividends may be paid to you. Any distributions by the fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS. The fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by the fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net short-term or long-term capital gains realized by the fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the fund.

Gains from securities sold by the fund that are held for more than one year will be taxable at a maximum rate of 20% for individual investors in the 28% or higher federal income tax brackets; at a maximum rate of 10% for individual investors in the 15% federal income tax bracket. Gains from securities sold by the fund prior to January 1, 1998, are taxable at different rates depending on the length of time the fund held such assets.

For "qualified 5-year gains," the maximum capital gains tax rate is 18% for individuals in the 28% or higher federal income tax brackets; 8% for individuals in the 15% federal income tax bracket. For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rates, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at the higher rates may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified 5-year property.

Additional information on reporting capital gains distributions on your personal income tax returns is available in Franklin Templeton's Tax Information Handbook. Please call Fund Information to request a copy. Questions concerning each investor's personal tax reporting should be addressed to the investor's personal tax advisor.

CERTAIN DISTRIBUTIONS PAID IN JANUARY. Distributions which are declared in October, November or December and paid to you in January of the following year, will be treated for tax purposes as if they had been received by you on December 31 of the year in which they were declared. The fund will report this income to you on your Form 1099-DIV for the year in which these distributions were declared.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. The fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. If you have not held fund shares for a full year, you may have designated and distributed to you as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

TAXES

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. The fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. The Board reserves the right not to maintain the qualification of the fund as a regulated investment company if it determines such course of action to be beneficial to you. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's available earnings and profits.

In order to qualify as a regulated investment company for tax purposes, the fund must meet certain specific requirements, including:

o The fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the fund's total assets, and, with respect to 50% of the fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the fund's total assets or 10% of the outstanding voting securities of the issuer;

o The fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

o The fund must distribute to its shareholders at least 90% of its investment company taxable income (i.e., net investment income plus net short-term capital gains) and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS. The Code requires the fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The fund intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF FUND SHARES. Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. The tax law requires that you recognize a gain or loss in an amount equal to the difference between your tax basis and the amount you received in exchange for your shares, subject to the rules described below. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss, and will be long-term for federal income tax purposes if you have held your shares for more than one year at the time of redemption or exchange. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you purchase other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

DEFERRAL OF BASIS. All or a portion of the sales charge that you paid for your shares in the fund will be excluded from your tax basis in any of the shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if you reinvest the sales proceeds in the fund or in another of the Franklin Templeton Funds, and the sales charge that would otherwise apply to your reinvestment is reduced or eliminated. The portion of the sales charge excluded from your tax basis in the shares sold will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT OBLIGATIONS. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. At the end of each calendar year, the fund will provide you with the percentage of any dividends paid that may qualify for tax-free treatment on your personal income tax return. You should consult with your own tax advisor to determine the application of your state and local laws to these distributions. Because the rules on exclusion of this income are different for corporations, corporate shareholders should consult with their corporate tax advisors about whether any of their distributions may be exempt from corporate income or franchise taxes.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. As a corporate shareholder, you should note that only a small percentage of the dividends paid by the fund for the most recent fiscal year qualified for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the fund as eligible for such treatment. Dividends so designated by the fund must be attributable to dividends earned by the fund from U.S. corporations that were not debt-financed.

The amount that the fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends were earned by the fund were debt-financed or held by the fund for less than a 46 day period during a 90 day period beginning 45 days before the ex-dividend date of the corporate stock. Similarly, if your fund shares are debt-financed or held by you for less than this same 46 day period, then the dividends-received deduction may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES. The fund's investment in options, futures and options on futures are subject to many complex and special tax rules. Over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. Certain other options, futures and forward contracts entered into by the fund are generally governed by section 1256 of the Code. These "section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

Absent a tax election to the contrary, each such section 1256 position held by the fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the fund's fiscal year (and on other dates as prescribed by the Code), and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Even though marked-to-market, gains and losses realized on foreign currency and foreign security investments will generally be treated as ordinary income. The effect of section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the fund. The acceleration of income on section 1256 positions may require the fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares. In these ways, any or all of these rules may affect the amount, character and timing of income distributed to you by the fund.

When the fund holds an option or contract which substantially diminishes the fund's risk of loss with respect to another position of the fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses. The fund may make certain tax elections for mixed straddles (i.e., straddles comprised of at least one section 1256 position and at least one non-section 1256 position) which may reduce or eliminate the operation of these straddle rules.

When the fund enters into "constructive sale transactions," the fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same property, 2) enters into an offsetting notional principal contract, or 3) enters into a futures or forward contract to deliver the same or substantially similar property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

Distributions paid to you by the fund of ordinary income and short-term capital gains arising from the fund's investments, including investments in options, futures and options on futures will be taxable to you as ordinary income. The fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules.

INVESTMENTS IN FOREIGN CURRENCIES AND FOREIGN SECURITIES. Each fund is authorized to invest in foreign currency denominated securities. Such investments, if made, will have the following additional tax consequences:

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time a fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by such fund.

If a fund's section 988 losses exceed the fund's other net investment company taxable income during a taxable year, such fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your fund shares will be treated as capital gain to you.

CONVERSION TRANSACTIONS. Gains realized by a fund from transactions that are deemed to be "conversion transactions" under the Code, and that would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined as the "applicable imputed income amount". A conversion transaction is any transaction in which substantially all of the fund's expected return is attributable to the time value of the fund's net investment in such transaction, and any one of the following criteria are met:

1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future;

2)    the transaction is an applicable straddle;

3) the transaction was marketed or sold to the fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or

4) the transaction is specified in Treasury regulations to be promulgated in the future.

The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or the provisions of section 263(g) of the Code dealing with capitalized carrying costs.

STRIPPED PREFERRED STOCK. Occasionally, the fund may purchase "stripped preferred stock" that is subject to special tax treatment. Stripped preferred stock is defined as certain preferred stock issues where ownership of the stock has been separated from the right to receive dividends that have not yet become payable. The stock must have a fixed redemption price, must not participate substantially in the growth of the issuer, and must be limited and preferred as to dividends. The difference between the redemption price and purchase price is taken into fund income over the term of the instrument as if it were original issue discount. The amount that must be included in each period generally depends on the original yield to maturity, adjusted for any prepayments of principal.

INVESTMENTS IN ORIGINAL ISSUE DISCOUNT (OID) AND MARKET DISCOUNT (MD) BONDS. The fund's investments in zero coupon bonds, bonds issued or acquired at a discount, delayed interest bonds, or bonds that provide for payment of interest-in-kind (PIK) may cause the fund to recognize income and make distributions to you prior to its receipt of cash payments. Zero coupon and delayed interest bonds are normally issued at a discount and are therefore generally subject to tax reporting as OID obligations. The fund is required to accrue as income a portion of the discount at which these securities were issued, and to distribute such income each year (as ordinary dividends) in order to maintain its qualification as a regulated investment company and to avoid income reporting and excise taxes at the fund level. PIK bonds are subject to similar tax rules concerning the amount, character and timing of income required to be accrued by the fund. Bonds acquired in the secondary market for a price less than their stated redemption price, or revised issue price in the case of a bond having OID, are said to have been acquired with market discount. For these bonds, the fund may elect to accrue market discount on a current basis, in which case the fund will be required to distribute any such accrued discount. If the fund does not elect to accrue market discount into income currently, gain recognized on sale will be recharacterized as ordinary income instead of capital gain to the extent of any accumulated market discount on the obligation.

DEFAULTED OBLIGATIONS. The fund may be required to accrue income on defaulted obligations and to distribute such income to you even though it is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy these distribution requirements, the fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares.

THE FUND'S UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of the fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

In connection with the offering of the fund's shares, aggregate underwriting commissions for the fiscal years ended April 30, 1998, 1997 and 1996, were $4,195,843, $2,915,643 and $503,536, respectively. After allowances to dealers, Distributors retained $390,184, $276,391 and $50,862 in net underwriting discounts and commissions and received $14,796, $6,832 and $487 in connection with redemptions or repurchases of shares for the respective years. Distributors may be entitled to reimbursement under the Rule 12b-1 plan for each class, as discussed below. Except as noted, Distributors received no other compensation from the fund for acting as underwriter.

THE RULE 12B-1 PLANS

Class I and Class II have separate distribution plans or "Rule 12b-1 plans" that were adopted pursuant to Rule 12b-1 of the 1940 Act.

THE CLASS I PLAN. Under the Class I plan, the fund may pay up to a maximum of 0.25% per year of Class I's average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares.

The Class I plan does not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.

THE CLASS II PLAN. Under the Class II plan, the fund pays Distributors up to 0.75% per year of Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by the fund.

Under the Class II plan, the fund also pays an additional 0.25% per year of Class II's average daily net assets, payable quarterly, as a servicing fee.

THE CLASS I AND CLASS II PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the fund, Advisers or Distributors or other parties on behalf of the fund, Advisers or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of each class within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the NASD.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the fund, and alternate means for continuing the servicing would be sought.
In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with Advisers or by vote of a majority of the outstanding shares of the class. The Class I plan may also be terminated by any act that constitutes an assignment of the underwriting agreement with Distributors. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.

For the fiscal year ended April 30, 1998, Distributors had eligible expenditures of $743,400 and $1,214,006 for advertising, printing, and payments to underwriters and broker-dealers pursuant to the Class I and Class II plans, respectively, of which the fund paid Distributors $536,984 and $817,231 under the Class I and Class II plans.

HOW DOES THE FUND
MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

The average annual total return for Class I for the one-year period ended April 30, 1998, and for the period from inception (January 3, 1994) through April 30, 1998 was 11.19% and 15.89%, respectively. The average annual total return for Class II for the one-year period ended April 30, 1998, and for the period from inception (May 1, 1995) through April 30, 1998, was 14.94% and 21.29%, respectively.

These figures were calculated according to the SEC formula:

            n
      P(1+T)  = ERV

where:

P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total return for Class I for the one-year period ended April 30, 1998, and for the period from inception (January 3, 1994) through April 30, 1998 was 11.19% and 89.12%, respectively. The cumulative total return for Class II for the one-year period ended April 30, 1998, and for the period from inception (May 1, 1995) through April 30, 1998, was 14.94% and 78.36%, respectively.

YIELD

CURRENT YIELD. Current yield of each class shows the income per share earned by the fund. It is calculated by dividing the net investment income per share of each class earned during a 30-day base period by the applicable maximum Offering Price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yield for each class for the 30-day period ended April 30, 1998, was 3.32% for Class I and 2.74% for Class II.

These figures were obtained using the following SEC formula:

                            6
      Yield = 2 [( a-d + 1 )  - 1]
                   ---
                   cd

where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum Offering Price per share on the last day of the period

CURRENT DISTRIBUTION RATE

Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum Offering Price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The current distribution rate for each class for the 30-day period ended April 30, 1998, was 2.38% for Class I and 2.02% for Class II.

VOLATILITY

Occasionally statistics may be used to show the fund's volatility or risk. Measures of volatility or risk are generally used to compare the fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

The fund may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

Sales literature referring to the use of the fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) NAREIT Equity REIT Index - a compilation of market weighted securities data collected from all tax-qualified equity real estate investment trusts listed on the NYSE and AMEX and the NASDAQ. The index tracks performance, as well as REIT assets, by property type and geographic region.

b) Russell-NCREIF Property Index - a compilation of real estate investment data collected from the members of the National Council of Real Estate Investment Fiduciaries. The index is a property-specific institutional real estate performance benchmark in the U.S., which summarizes the historical performance of income-producing properties owned by pension and profit sharing plans.

c) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones(R) Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

d) Standard & Poor's(R) 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

e) The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

f) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

g) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

h) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

i) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

j) Valueline Index - an unmanaged index which follows the stock of approximately 1,700 companies.

k) Bateman Eichler Hill Richards Western Stock Index - a managed index representing 215 stocks of companies within the Western U.S. Seventy-five percent of the stocks are California companies, the remaining 25% represent companies in Arizona, Hawaii, Nevada, Oregon and Washington.

l) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

m) Historical data supplied by the research departments of CS First Boston Corporation, the
J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

n) Financial publications: The Wall Street Journal, and Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.

o) Russell 3000 Index - composed of 3,000 large U.S. companies by market capitalization, representing approximately 98% of the U.S. equity market.

p) Russell 2000 Small Stock Index - consists of the smallest 2,000 companies in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization.

q) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

r) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

s) Wilshire Real Estate Securities Index - a market capitalization weighted index of publicly traded real estate securities, such as: Real Estate Investment Trusts (REITs), Real Estate Operating Companies (REOCs) and partnerships. The Index comprises companies whose charter is the equity ownership and operation of commercial real estate.

t) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect
Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

From time to time, advertisements or information for the fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that the fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION

The fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the fund cannot guarantee that these goals will be met.

The fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 50 years and now services more than 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $236 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 119 U.S. based open-end investment companies to the public. The fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. As noted in the Prospectus, shares of the fund are generally sold through Securities Dealers. Investment representatives of such Securities Dealers are experienced professionals who can offer advice on the type of investment suitable to your unique goals and needs, as well as the types of risks associated with such investment.

As of June 2, 1998, the principal shareholders of the fund, beneficial or of record, were as follows:

                                SHARE       PER-
NAME AND ADDRESS               AMOUNT      CENTAGE
ADVISOR CLASS
Franklin Templeton Fund       34,026.683     6%
 Allocator Series -
Franklin Templeton
 Conservative Target Fund
c/o 1810 Gateway
San Mateo, CA 94404

Franklin Templeton Fund       58,983.404    11%
 Allocator Series -
Franklin Templeton
 Moderate Target Fund
c/o 1810 Gateway
San Mateo, CA 94404

Franklin Templeton Fund       74,386.821    14%
 Allocator Series -
Franklin Templeton
 Growth Target Fund
c/o 1810 Gateway
San Mateo, CA 94404

From time to time, the number of fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

In the event of disputes involving multiple claims of ownership or authority to control your account, the fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

SUMMARY OF CODE OF ETHICS. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and
(iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of the Trust, for the fiscal year ended April 30, 1998, including the auditor's report, are incorporated herein by reference.

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., the fund's investment manager

AMEX - American Stock Exchange

BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit

CLASS I, CLASS II AND ADVISOR CLASS - The fund offers three classes of shares, designated "Class I," "Class II," and "Advisor Class." The three classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the fund's principal underwriter

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the fund's administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class I and 1% for Class II. We calculate the offering price to two decimal places using standard rounding criteria.

PROSPECTUS - The prospectus for the fund's Class I and Class II shares dated September 1, 1998, which we may amend from time to time

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

APPENDIX

DESCRIPTION OF RATINGS

CORPORATE BOND RATINGS

MOODY'S

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (PRIME-1): Superior capacity for repayment.

P-2 (PRIME-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


Annual
Report

April 30, 1998

Franklin Real Estate Securities Fund


Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and to expect that mixed in with the good years can be some bad years. It's important to remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


Matt Avery
Portfolio Manager
Franklin Real Estate
Securities Fund


Contents

Shareholder Letter


Shareholder Letter ...........................................        1
Performance Summary
 Class I .....................................................        5
 Class II ....................................................        8
 Advisor Class ...............................................       11
Financial Highlights &
Statement of Investments .....................................       14
Financial Statements .........................................       20
Notes to
Financial Statements .........................................       23
Independent
Auditors' Report .............................................       27
Tax Designation ..............................................       28


Equity real estate investment trusts (REITs) are real estate companies that own and manage income-producing properties such as apartments or hotels. The income, primarily rent from these properties, is generally passed on to investors in the form of dividends. These companies provide experienced property management teams and generally concentrate on a specific geo-graphic region and property type.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 17 of this report.

Your Fund's Objective: Franklin Real Estate Securities Fund seeks to maximize total return by investing in securities of companies in the real estate industry, primarily equity real estate investment trusts (REITs).

Dear Shareholder:

We are pleased to bring you this annual report of Franklin Real Estate Securities Fund, which covers the fiscal year ended April 30, 1998.

Although the U.S. real estate industry benefited from strong demand for residential and commercial space, the performance of real estate stocks was mixed during this period. Many real estate companies reported strong increases in cash flow from operations, and stock prices of many home builders and larger, growth-oriented REITs appreciated significantly during most of 1997. In 1998, homebuilding stocks continued to appreciate, but stock prices of REITs lagged, in part, due to proposed changes in the tax treatment of "paired-share" REITs. These unique REITs, which combine a property and operating company within the same entity for tax purposes, comprise only a small proportion of all REITs and, at the end of the reporting period, about 7% of the fund's total net assets. However, concerns about the possibility of these tax changes impacted investor sentiment toward the entire REIT sector. Within this environment, the fund's Class I shares provided a +17.96% one-year cumulative total return, as discussed in the Performance Summary on page 5. This outperformed the fund's benchmark, the unmanaged Wilshire Real Estate Securities Index, which produced a +16.85% total return for the same period.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

As we have discussed in prior shareholder reports, the fund focuses on property types and geographic regions with strong supply and demand fundamentals, while attempting to identify management teams capable of adding value through intensive property management and capital markets experience. Accordingly, we maintained the majority of the fund's investments in hotel, apartment, office and industrial companies where we anticipate the strongest cash flow growth and attractive stock valuations.

At the end of the reporting period, the hotel sector was the fund's largest property-type weighting, representing 18.8% of total net assets. Two of the fund's largest positions, Starwood Lodging Trust and Patriot American Hospitality, Inc., are hotel REITs with the unique "paired-share" tax structure mentioned previously. Although their stocks weakened during the period, due partly to expected changes in their future tax structure, in our opinion, these two companies retained their excellent growth prospects and compelling valuations under any REIT structure.

The apartment sector, the fund's second largest property-type weighting (15.2% of total net assets on April 30, 1998) experienced rapid consolidation during the reporting period. In fact, over half the fund's apartment companies announced or completed mergers, which we believe should lower overall operating and financing costs. While supply and demand fundamentals were near equilibrium in this sector, we believed that valuations were attractive relative to other sectors and that these companies should experience steady cash flow growth in the future.

In the office and industrial sectors, we added several new positions, including AMB Property Corp., Mack-Cali Realty Corp., and Cabot Industrial Trust. These firms' existing properties, coupled with their attractive acquisition opportunities, appeared to offer excellent long-term growth potential. During the reporting period, we sold our holdings in Weeks Corp., an industrial REIT, which we believed was vulnerable to new construction in the Atlanta market. As a result, the office sector represented 12.2% of total net assets, while the industrial sector represented 11.9% on April 30, 1998. The fund's home building and manufactured homes sectors appreciated significantly over the past year due to lower interest rates and record levels of home buying nationwide. Consequently, the valuations of home builder stocks approached historically high levels, leading us to sell the fund's positions in NVR Inc., Beazer Homes, and U.S. Home Corp.

REITs continue to increase in capitalization and diversity and, given the combination of strong growth and favorable valuations for these stocks, we are excited about prospects for investment in REITs. We will continue to focus on top quality real estate companies that are creating significant cash flow growth and shareholder value. A variety of U.S. corporations are forming new REITS, and, with our experienced team of equity and credit analysts who can assist in evaluating their merits, we are well-positioned to take advantage of this growing market.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Of course, there are special risks involved with investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. These risks are discussed in the fund's prospectus.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of April 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

We appreciate your participation in Franklin Real Estate Securities Fund and welcome your comments or suggestions. Sincerely,

Matt Avery
Portfolio Manager
Franklin Real Estate Securities Fund

Performance Summary

Class I

Franklin Real Estate Securities Fund - Class I provided a +17.96% one-year cumulative total return for the period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge. We always maintain a long-term perspective when managing the fund, and encourage shareholders to view their investments in a similar manner. As you can see from the table on page 7, the fund's Class I shares delivered a +100.65% cumulative total return since inception on January 3, 1994.

The fund's share price, as measured by net asset value, increased $2.22, from $15.44 on April 30, 1997, to $17.66 on April 30, 1998. During the reporting period, shareholders received per-share distributions totaling 44.1 cents ($0.4410) in dividend income and 10.9 cents ($0.1090) in capital gains, of which
7.69 cents ($0.0769) represented short-term gains and 3.21 cents ($0.0321) represented long-term gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

The graph on page 6 compares the performance of Franklin Real Estate Securities Fund - Class I since inception with that of the unmanaged Standard & Poor's(R) 500 (S&P 500(R)) Stock Index and the Wilshire Real Estate Securities Index.
The S&P 500 is a domestic broad market index consisting of 500 widely held common stocks in a variety of industries, whereas the Wilshire index represents publicly traded real estate securities, including both REITs and Real Estate Operating Companies. Of course, such unmanaged indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the indices, their performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class I
Periods ended 4/30/98
                                                                     Since
                                                                   Inception
                                         1-Year       3-Year       (1/3/94)
Cumulative Total Return1                  17.96%       84.63%       100.65%
Average Annual Total Return2              12.64%       20.80%        16.25%
Value of $10,000 Investment3             $11,264     $17,630       $19,165

                               4/30/95    4/30/96      4/30/97       4/30/98
One-Year Total Return4        -0.48%     24.25%       25.97%        17.96%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.5% initial sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.
4. One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge. All calculations assume reinvestment of dividends and capital gains, if any, at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past expense reductions by the fund's manager increased total returns.
Franklin Real Estate Securities Fund - Class I paid distributions derived from long-term capital gains of 3.21 cents ($0.0321) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852(b)(3) of the Internal Revenue Code.

Class II

Franklin Real Estate Securities Fund - Class II provided a +17.07% one-year cumulative total return for the period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include sales charges. We always maintain a long-term perspective when managing the fund, and encourage shareholders to view their investments in a similar manner. As you can see from the table on page 10, the fund's Class II shares delivered a +80.21% cumulative total return since inception on May 1, 1995.

The fund's share price, as measured by net asset value, increased $2.14, from $15.26 on April 30, 1997, to $17.40 on April 30, 1998. During the reporting period, shareholders received per-share distributions totaling 35.42 cents ($0.3542) in dividend income and 10.9 cents ($0.1090) in capital gains, of which
7.69 cents ($0.0769) represented short-term gains and 3.21 cents ($0.0321) represented long-term gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

The graph on page 10 compares the performance of Franklin Real Estate Securities Fund - Class II since inception with that of the unmanaged Standard & Poor's 500 (S&P 500) Stock Index and the Wilshire Real Estate Securities Index. The S&P 500 is a domestic broad market index consisting of 500 widely held common stocks in a variety of industries, whereas the Wilshire index represents publicly traded real estate securities, including both REITs and Real Estate Operating Companies. Of course, such unmanaged indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes sales charges, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the indices, their performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class II
Periods ended 4/30/98                                                 Since
                                                                    Inception
                                              1-Year                 (5/1/95)
Cumulative Total Return1                     17.07%                    80.21%
Average Annual Total Return2                 14.94%                    21.29%
Value of $10,000 Investment3               $11,494                   $17,836

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of investment.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.
All calculations assume reinvestment of dividends and capital gains, if any. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past expense reductions by the fund's manager increased total return.

Franklin Real Estate Securities Fund - Class II paid distributions derived from long-term capital gains of 3.21 cents ($0.0321) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852(b)(3) of the Internal Revenue Code.

Advisor Class

Franklin Real Estate Securities Fund - Advisor Class provided a +18.35% one-year cumulative total return for the period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains.

The fund's share price, as measured by net asset value, increased $2.25, from $15.45 on April 30, 1997, to $17.70 on April 30, 1998. During the reporting period, shareholders received per-share distributions totaling 47.22 cents ($0.4722) in dividend income and 10.9 cents ($0.1090) in capital gains, of which
7.69 cents ($0.0769) represented short-term gains and 3.21 cents ($0.0321) represented long-term gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

The graph on page 12 compares the performance of Franklin Real Estate Securities Fund - Advisor Class since inception with that of the unmanaged Standard & Poor's 500 (S&P 500) Stock Index and the Wilshire Real Estate Securities Index. The S&P 500 is a domestic broad market index consisting of 500 widely held common stocks in a variety of industries, whereas the Wilshire index represents publicly traded real estate securities, including both REITs and Real Estate Operating Companies. Of course, such unmanaged indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes all fund expenses and account fees. If operating expenses such as the fund's had been applied to the indices, their performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Advisor Class
Periods ended 4/30/98
                                                                     Since
                                                                   Inception
                                                                 of The Fund
                                         1-Year*      3-Year*     (1/3/94)*
Cumulative Total Return1                  18.35%       85.36%       101.45%
Average Annual Total Return1              18.35%       22.84%        17.60%
Value of $10,000 Investment2            $11,835      $18,536       $20,145

                               4/30/95  4/30/96      4/30/97       4/30/98
One-Year Total Return*,3      -0.48%      24.25%       26.05%        18.35%

*Effective January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or Rule 12b-1 plans. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 19.51%.
1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the indicated periods.
2. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated.
3. One-year total return represents the change in value of an investment over the periods ended on the specified dates.
All calculations assume reinvestment of dividends and capital gains, if any. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past expense reductions by the fund's manager increased total return.
Franklin Real Estate Securities Fund - Advisor Class paid distributions derived from long-term capital gains of 3.21 cents ($0.0321) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per
Section 852(b)(3) of the Internal Revenue Code.

Franklin Real Estate Securities Trust
Franklin Real Estate Securities Fund
Financial Highlights



                                                                                      Class I
                                                 -----------------------------------------------------------------------
                                                                               Year Ended April 30,
                                                 -----------------------------------------------------------------------
                                                   1998              19975            1996              1995       19942
                                                 -----------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year..........      $15.44            $12.64           $10.58            $10.92     $10.00
                                                 -----------------------------------------------------------------------
Income from investment operations:
 Net investment income......................         .63               .49              .43               .39        .06
 Net realized and unrealized gains (losses).        2.14              2.77             2.10              (.45)       .86
                                                 -----------------------------------------------------------------------
Total from investment operations............        2.77              3.26             2.53              (.06)       .92
                                                 -----------------------------------------------------------------------
Less distributions from:
 Net investment income......................        (.48)             (.36)            (.47)             (.28)       -
 Net realized gains.........................        (.07)             (.10)            -                 -           -
                                                 -----------------------------------------------------------------------
Total distributions.........................        (.55)             (.46)            (.47)             (.28)       -
                                                 -----------------------------------------------------------------------
Net asset value, end of year................      $17.66            $15.44           $12.64            $10.58     $10.92
                                                 =======================================================================
Total return+...............................       17.96%            25.97%           24.25%             (.48%)     9.20%

Ratios/supplemental data
Net assets, end of year (000's).............    $330,030          $153,520          $33,634           $16,694     $5,634
Ratios to average net assets:
 Expenses...................................        1.00%              .98%             .67%              .25%      .25%1
 Expenses excluding waiver and
 payments by affiliate......................        1.03%             1.09%            1.24%             1.40%     2.91%1
 Net investment income......................        3.50%             3.88%            4.38%             4.86%     3.19%1
Portfolio turnover rate.....................        6.10%             6.80%           14.40%             3.74%         -
Average commission rate paid++..............        $.0583            $.0576           $.0575             $ -        $ -

+Total return does not reflect sales commissions or the contingent deferred sales charges, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
++Relates to purchases and sales of equity securities. Prior to fiscal year end 1996, disclosure of average commission rate was not required.
1Annualized.
2For the period January 3, 1994 (effective date) to April 30, 1994.
5For the period ending April 30, 1997, per share amounts have been calculated using the daily average shares outstanding.



                                                                                    Class II
                                                                   ------------------------------------------
                                                                              Year Ended April 30,
                                                                   ------------------------------------------
                                                                     1998             19975             19963
                                                                   ------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year........................          $15.26           $12.56            $10.58
                                                                   ------------------------------------------
Income from investment operations:
 Net investment income....................................             .45              .43               .44
 Net realized and unrealized gains........................            2.15             2.68              2.00
                                                                   ------------------------------------------
Total from investment operations..........................            2.60             3.11              2.44
                                                                   ------------------------------------------
Less distributions from:
 Net investment income....................................            (.39)            (.31)             (.46)
 Net realized gains.......................................            (.07)            (.10)             -
                                                                   ------------------------------------------
Total distributions.......................................            (.46)            (.41)             (.46)
                                                                   ------------------------------------------
Net asset value, end of year..............................          $17.40           $15.26            $12.56
                                                                   ==========================================

Total return+.............................................           17.07%           24.94%            23.21%

Ratios/supplemental data
Net assets, end of year (000's)...........................         $137,048          $58,540            $6,282
Ratios to average net assets:
 Expenses.................................................            1.75%            1.75%             1.41%
 Expenses excluding waiver and payments by affiliate......            1.78%            1.86%             1.98%
 Net investment income....................................            2.77%            2.92%             3.65%
Portfolio turnover rate...................................            6.10%            6.80%            14.40%
Average commission rate paid++............................            $.0583           $.0576            $.0575


+Total return does not reflect sales commissions or the contingent deferred sales charges, and is not annualized.
++Relates to purchases and sales of equity securities.
3Effective date of Class II shares was May 1, 1995.
5For the period ending April 30, 1997, per share amounts have been calculated using the daily average shares outstanding.


                                                                              Advisor Class
                                                                   -----------------------------------
                                                                           Year Ended April 30,
                                                                   -----------------------------------
                                                                     1998                     19974,5
                                                                   -----------------------------------

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of period .........................      $15.45                    $15.30
                                                                   -----------------------------------
Income from investment operations:
 Net investment income........................................         .52                       .18
 Net realized and unrealized gains (losses)...................        2.31                      (.03)
                                                                   -----------------------------------
Total from investment operations..............................        2.83                       .15
                                                                   -----------------------------------
Less distributions from:
 Net investment income........................................        (.51)                     -
 Net realized gains...........................................        (.07)                     -
                                                                   -----------------------------------
Total distributions...........................................        (.58)                     -
                                                                   -----------------------------------
Net asset value, end of year..................................      $17.70                    $15.45
                                                                   ===================================

Total return+.................................................       18.35%                      .98%

Ratios/supplemental data
Net assets, end of year (000's)...............................       $8,929                      $625
Ratios to average net assets:
 Expenses.....................................................         .75%                      .75%1
 Expenses excluding waiver and payments by affiliate..........         .78%                      .86%1
 Net investment income........................................        3.97%                     3.44%1
Portfolio turnover rate.......................................        6.10%                     6.80%
Average commission rate paid++................................       $.0583                    $.0576

+Total return does not reflect sales commissions or the contingent deferred sales charges, and is not annualized.
++Relates to purchases and sales of equity securities.
1Annualized.
4For the period January 2, 1997 (effective date) to April 30, 1997.
5For the period ending April 30, 1997, per share amounts have been calculated using the daily average shares outstanding.



Statement of Investments, April 30, 1998
                                                                               SHARES              VALUE
   a  Common Stocks 91.3%
      Equity REIT - Apartments 15.2%
      Amli Residential Properties Trust ...................................    145,000        $  3,325,938
      Bay Apartment Communities, Inc. .....................................    110,000           4,070,000
      Camden Property Trust ...............................................    340,074           9,968,412
      Equity Residential Properties Trust .................................    275,000          13,509,375
      Gables Residential Trust ............................................    160,000           4,360,000
      Irvine Apartment Communities, Inc. ..................................    150,000           4,584,375
      Post Properties, Inc. ...............................................    240,000           9,795,000
      Security Capital Atlantic, Inc. .....................................    350,000           7,721,875
      Security Capital Pacific Trust ......................................    300,000           6,712,500
      Smith, Charles E. Residential Realty, Inc. ..........................    125,000           3,875,000
      Summit Properties, Inc. .............................................    205,300           4,195,819
                                                                                           ---------------
                                                                                                72,118,294
                                                                                           ---------------
      Equity REIT - Health Care 3.3%
      Alexandria Real Estate Equities, Inc. ...............................     75,000           2,470,313
      Health Care Property Investors, Inc. ................................    114,300           3,857,625
      Nationwide Health Properties, Inc. ..................................    180,000           4,230,000
      Omega Healthcare Investors, Inc. ....................................    135,000           4,691,250
                                                                                           ---------------
                                                                                                15,249,188
                                                                                           ---------------
      Equity REIT - Hotels 12.4%
      FelCor Suite Hotels, Inc. ...........................................    425,000          14,875,000
      Innkeepers USA Trust ................................................    410,000           6,201,250
      Patriot American Hospitality, Inc. ..................................    575,000          14,518,750
      Starwood Lodging Trust ..............................................    375,000          18,820,313
      Winston Hotels, Inc. ................................................    370,000           4,601,875
                                                                                           ---------------
                                                                                                59,017,188
                                                                                           ---------------
      Equity REIT - Industrial 11.9%
      AMB Property Corp. ..................................................    160,000           3,680,000
      Cabot Industrial Trust ..............................................    225,000           5,090,625
      Duke Realty Investment, Inc. ........................................    410,000           9,763,125
      Liberty Property Trust ..............................................    380,000           9,713,750
      Meridian Industrial Trust, Inc. .....................................    330,000           7,631,250
      Security Capital Industrial Trust ...................................    420,000          10,263,750
      Spieker Properties, Inc. ............................................    260,000          10,302,500
                                                                                           ---------------
                                                                                                56,445,000
                                                                                           ---------------
      Equity REIT - Mixed Property Type 4.4%
      Colonial Properties Trust ...........................................    283,300           8,410,469
      Glenborough Realty Trust, Inc. ......................................    475,000          12,735,938
                                                                                           ---------------
                                                                                                21,146,407
                                                                                           ---------------
      Equity REIT - Office 12.2%
      Arden Realty Group, Inc. ............................................    425,000          11,926,563
      Crescent Real Estate Equities, Co. ..................................    400,000          13,650,000
      Equity Office Properties Trust ......................................    340,000           9,668,750
      Highwoods Properties, Inc. ..........................................    310,000          10,540,000
      Mack-Cali Realty Corp. ..............................................    275,000        $ 10,329,688
      SL Green Realty Corp. ...............................................     43,000           1,032,000
      Tower Realty Trust, Inc. ............................................     30,500             720,563
                                                                                           ---------------
                                                                                                57,867,564
                                                                                           ---------------
      Equity REIT - Residential Communities 2.5%
      Manufactured Home Communities, Inc. .................................    170,000           4,292,500
      Sun Communities, Inc. ...............................................    220,000           7,700,000
                                                                                           ---------------
                                                                                                11,992,500
                                                                                           ---------------
      Equity REIT - Retail - Community Centers 7.5%
      Burnham Pacific Properties, Inc. ....................................    382,500           5,402,813
      Developers Diversified Realty Corp. .................................    140,000           5,556,250
      Kimco Realty Corp. ..................................................    270,000          10,006,875
   c  Pacific Retail Trust ................................................    640,499           8,326,487
      Vornado Realty Trust ................................................    161,000           6,450,063
                                                                                           ---------------
                                                                                                35,742,488
                                                                                           ---------------
      Equity REIT - Retail - Regional Malls 5.9%
      Simon DeBartolo Group, Inc. .........................................    375,000          12,351,563
      The Macerich Co. ....................................................    295,000           8,278,438
      The Mills Corp. .....................................................    290,000           7,231,875
                                                                                           ---------------
                                                                                                27,861,876
                                                                                           ---------------
      Equity REIT - Storage 5.6%
      Public Storage, Inc. ................................................    372,000          11,439,000
      Storage Trust Realty ................................................    440,000          10,670,000
      Storage USA, Inc. ...................................................    140,000           5,302,500
                                                                                           ---------------
                                                                                                27,411,500
                                                                                           ---------------
      Home Builders 1.2%
      Cavalier Homes, Inc. ................................................    104,000           1,248,000
      Clayton Homes, Inc. .................................................    150,000           3,009,375
a  Southern Energy Homes, Inc. ............................................    120,000           1,327,500
                                                                                           ---------------
                                                                                                 5,584,875
                                                                                           ---------------
      Hotels 6.4%
   a  Candlewood Hotel Co., Inc. ..........................................    385,000           2,887,500
   a  CapStar Hotel Co. ...................................................    392,000          12,593,000
   a  Host Marriott Corp. .................................................    500,000           9,718,750
   a  Prime Hospitality Corp. .............................................    250,000           5,171,875
                                                                                           ---------------
                                                                                                30,371,125
                                                                                           ---------------
      Miscellaneous .......................................................                        310,523
                                                                                           ---------------

      Mixed Property Type 2.8%
   a  Crescent Operating, Inc. ............................................     16,000        $    350,000
   a  Security Capital Group, Inc. ........................................    175,000           5,293,750
   a  Security Capital Group Warrants .....................................     50,909             143,182
      Security Capital US Realty ..........................................    300,000           3,930,000
      Trammell Crow Co. ...................................................     82,900           2,196,850
      Vail Resorts, Inc. ..................................................     54,100           1,582,425
                                                                                           ---------------
                                                                                                13,496,207
                                                                                           ---------------
      Total Long Term Investments (Cost $393,500,277)......................                    434,614,735
                                                                                           ---------------
                                                                            PRINCIPAL
                                                                             AMOUNT
                                                                           -----------
   b  Repurchase Agreement 8.8%
 Joint Repurchase Agreement, 5.487%, 5/01/98,
 (Maturity Value $41,920,093) (Cost $41,913,704)...........................$41,913,704          41,913,704
  BancAmerica Robertson Stephens
  Barclays Capital Group, Inc.
  Bear, Stearns & Co., Inc.
  BT Alex Brown, Inc.
  Chase Securities, Inc.
  Donaldson, Lufkin & Jenrette Securities Corp.
  Dresdner Kleinwort Benson, North America, L.L.C.
  Greenwich Capital Markets, Inc.
  Lehman Brothers, Inc.
  Paribas Corp.
  SBC Warburg Dillon Read, Inc.
  UBS Securities, L.L.C.
   Collateralized by U.S. Treasury Bills & Notes
      Total Investments (Cost $435,413,981) 100.1% ........................                    476,528,439
      Other Assets, less Liabilities (.1%) ................................                      (520,772)
                                                                                           ---------------
      Net Assets 100.0% ...................................................                   $476,007,667
                                                                                           ===============

PORTFOLIO ABBREVIATIONS:
L.L.C.   -        Limited Liability Corp.
REIT     -        Real Estate Investment Trust

aNon-income producing.
bInvestment is through participation in a joint account with other funds managed by the investment advisor. At April 30, 1998, all repurchase agreements had been entered into on that date.
cSee Note 6 regarding restricted securities.


Financial Statements


Statement of Assets and Liabilities
April 30, 1998


Assets:
 Investments in securities, at value (cost $435,413,981)........................     $476,528,439
 Cash...........................................................................           58,840
 Receivables:
  Investment securities sold....................................................          379,301
  Capital shares sold...........................................................        1,988,039
  Dividends and interest........................................................          983,613
 Other assets...................................................................              900
                                                                                  ---------------
      Total assets..............................................................      479,939,132
                                                                                  ---------------
Liabilities:
 Payables:
  Investment securities purchased...............................................        1,773,405
  Capital shares redeemed.......................................................          991,039
  Affiliates....................................................................          970,555
  Shareholders..................................................................          130,087
 Other liabilities..............................................................           66,379
                                                                                  ---------------
      Total liabilities.........................................................        3,931,465
                                                                                  ---------------
        Net assets, at value....................................................     $476,007,667
                                                                                  ===============
Net assets consist of:
 Undistributed net investment income............................................     $  3,385,018
 Net unrealized appreciation....................................................       41,114,458
 Accumulated net realized gain..................................................        5,278,245
 Capital shares.................................................................      426,229,946
                                                                                  ---------------
        Net assets, at value....................................................     $476,007,667
                                                                                  ===============
Class I:
 Net asset value per share ($330,030,476 O 18,691,415 shares outstanding)*......           $17.66
                                                                                  ---------------
 Maximum offering price per share ($17.66 O 95.50%).............................           $18.49
                                                                                  ---------------
Class II:
 Net asset value per share ($137,048,075 O 7,874,091 shares outstanding)*.......           $17.40
                                                                                  ---------------
 Maximum offering price per share ($17.40 O 99.00%).............................           $17.58
                                                                                  ---------------
Advisor Class:
 Net asset value and maximum offering price per share
 ($8,929,116 O 504,539 shares outstanding)......................................           $17.70
                                                                                  ---------------

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.



Statement of Operations
for the year ended April 30, 1998

Investment income:

 Dividends ............................................................ $14,357,684
 Interest .............................................................   2,133,921
                                                                      -------------
      Total investment income .........................................                      $16,491,605
Expenses:
 Management fees (Note 3) .............................................   1,896,157
 Distribution fees (Note 3)
  Class I .............................................................     650,043
  Class II ............................................................   1,014,134
 Transfer agent fees (Note 3) .........................................     658,077
 Custodian fees .......................................................       5,598
 Reports to shareholders ..............................................      88,628
 Registration and filing fees .........................................     167,336
 Professional fees ....................................................      24,233
 Other ................................................................      22,775
                                                                      -------------
      Total expenses ..................................................                        4,526,981
      Expenses waived/paid by affiliate (Note 3) ......................                        (121,617)
                                                                                          --------------
       Net expenses ...................................................                        4,405,364
                                                                                          --------------
        Net investment income .........................................                       12,086,241
                                                                                          --------------
Realized and unrealized gains:
 Net realized gain from investments ...................................                        5,825,033
 Net unrealized appreciation on investments ...........................                       25,890,441
                                                                                          --------------
Net realized and unrealized gain ......................................                       31,715,474
                                                                                          --------------
Net increase in net assets resulting from operations ..................                      $43,801,715
                                                                                          ==============

Statement of Changes in Net Assets
for the years ended April 30, 1998 and 1997



                                                                           1998                 1997
                                                                       ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income................................................$ 12,086,241         $  3,809,230
  Net realized gain from investments...................................   5,825,033            1,537,098
  Net unrealized appreciation on investments...........................  25,890,441           11,595,001
                                                                       ----------------------------------
      Net increase in net assets resulting from operations.............  43,801,715           16,941,329
Distributions to shareholders from:
 Net investment income:
  Class I.............................................................. (7,706,827)          (1,977,490)
  Class II............................................................. (2,502,034)            (553,996)
  Advisor Class........................................................   (143,706)                    -
 Net realized gains:
  Class I.............................................................. (1,048,010)            (549,503)
  Class II.............................................................   (414,593)            (176,830)
  Advisor Class........................................................    (18,349)                    -
                                                                       ----------------------------------
Total distributions to shareholders....................................(11,833,519)          (3,257,819)
 Capital share transactions (Note 2)
  Class I.............................................................. 153,188,550          109,014,691
  Class II.............................................................  69,878,349           49,442,137
  Advisor Class........................................................   8,287,762              628,137
                                                                       ----------------------------------
 Total capital share transactions...................................... 231,354,661          159,084,965
                                                                       ----------------------------------
      Net increase in net assets....................................... 263,322,857          172,768,475
Net assets:
 Beginning of year..................................................... 212,684,810           39,916,335
                                                                       ----------------------------------
 End of year...........................................................$476,007,667         $212,684,810
                                                                       ==================================
Undistributed net investment income included in net assets:
 End of year...........................................................$  3,385,018         $  1,651,344
                                                                       ==================================



Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Real Estate Securities Fund (the Fund) is a separate, non-diversified series of Franklin Real Estate Securities Trust (the Trust), which is an open-end investment company registered under the Investment Company of 1940. The Fund seeks total return.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Income Taxes:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Distributions received by the Fund from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class I, Class II and Advisor Class. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At April 30, 1998, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:



                                                          Year Ended                      Year Ended
                                                         April 30, 1998                  April 30, 1997
                                               ---------------------------------------------------------------
                                                  Shares            Amount           Shares            Amount
                                               ---------------------------------------------------------------
Class I
Shares sold ................................     13,583,071     $238,264,244      10,056,249      $151,008,579
Shares issued in reinvestment of distributions      443,395        7,781,587         149,042         2,193,888
Shares redeemed ............................     (5,277,774)     (92,857,281)     (2,923,144)      (44,187,776)
                                               ---------------------------------------------------------------
Net increase ...............................      8,748,692     $153,188,550       7,282,147      $109,014,691
                                               ===============================================================

                                                  Shares            Amount           Shares            Amount
                                               ---------------------------------------------------------------
Class II
Shares sold ................................      4,882,257     $ 84,464,637       3,439,134      $ 51,025,015
Shares issued in reinvestment of distributions      147,303        2,554,233          42,697           622,945
Shares redeemed ............................       (990,554)     (17,140,521)       (147,017)       (2,205,823)
                                               ---------------------------------------------------------------
Net increase ...............................      4,039,006     $ 69,878,349       3,334,814      $ 49,442,137
                                               ===============================================================

                                                                                           Period Ended
                                                                                          April 30, 1997*
                                               ---------------------------------------------------------------
                                                  Shares            Amount           Shares            Amount
                                               ---------------------------------------------------------------
Advisor Class
Shares sold ................................        517,824     $  9,252,101          57,886      $    909,753
Shares issued in reinvestment of distributions        9,090          159,714               -                 -
Shares redeemed ............................        (62,790)      (1,124,053)        (17,471)         (281,616)
                                               ---------------------------------------------------------------
Net increase ...............................        464,124     $  8,287,762          40,415      $    628,137
                                               ===============================================================

*Effective date of Advisor Class shares was January 2, 1997.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or trustees of Franklin Advisers, Inc. (Advisers), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows: Annualized

         Fee Rate          Average Daily Net Assets
         .625%             First $100 million
         .500%             Over $100 million, up to and including $250 million
         .450%             Over $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

Advisers agreed in advance to waive management fees for the Fund, as noted in the Statement of Operations.

The Fund reimburses Distributors up to .25% and 1.00% per year of the average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of Fund shares, and received contingent deferred sales charges for the period of $697,812 and $14,796, respectively.

The Fund paid transfer agent fees of $658,077, of which $379,391 was paid to Investor Services.

4. INCOME TAXES

At April 30, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes of $435,413,981 was as follows:

Unrealized appreciation.....................        43,087,248
Unrealized depreciation.....................       (1,972,790)
                                               ---------------
Net unrealized appreciation.................      $ 41,114,458
                                               ===============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 1998 aggregated $227,754,179 and $20,365,347, respectively.

6. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. At April 30, 1998, the Fund held the following restricted securities representing 1.7% of the Fund's net assets:

Shares        Issuer             Acquisition Date      Cost              Value
640,499  Pacific Retail Trust        8/30/96        $7,615,379       $8,326,487

7. LENDING OF PORTFOLIO SECURITIES

The Fund loans securities to certain brokers for which it receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Net interest income from the investment of the cash collateral received was $326,628 for the year ended April 30, 1998. At April 30, 1998, there were no loaned securities outstanding.

Independent Auditors' Report

To the Shareholders and Board of Trustees of Franklin Real Estate Securities Trust:

We have audited the accompanying statement of assets and liabilities of the Franklin Real Estate Securities Trust, including the statement of investments, as of April 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Franklin Real Estate Securities Trust as of April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
San Francisco, California
June 3, 1998


Tax Information

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates the following amounts as capital gain dividends for the fiscal year ended April 30, 1998:

28% Rate Gain ..............................        $2,927,726
25% Rate Gain ..............................            61,850
20% Rate Gain ..............................         2,328,526
Total ......................................        $5,318,102

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates
 .15% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 1998.


Franklin Real Estate Securities Fund
Annual Report
April 30, 1998


APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304 (a) OF REGULATION S - T)

[PIE CHART]

GRAPHIC MATERIAL (1)

This chart shows in pie format the U.S. geographic allocation of holdings of Franklin Real Estate Securities Fund, based on total net assets as of April 30, 1998.

National               39.4%
Southeast              17.0%
Southwest              12.3%
Northwest               8.6%
Northeast               8.3%
Midwest                 5.7%
Cash & Equivalents      8.7%

[SECTOR BREAKDOWN]

GRAPHIC MATERIAL (2)

This chart shows in bar format the property-type allocation of holdings of Franklin Real Estate Securities Fund, based on total net assets as of April 30, 1998.


Hotels                        18.8%
Apartments                    15.2%
Office                        12.2%
Industrial                    11.9%
Retail Community Centers      7.5%
Retail Regional Malls         5.9%
Storage                       5.6%
Health Care                   3.3%
Residential Communities       2.5%
Home Builders                 1.2%
Other/Mix                     7.2%
Cash & Equivalents            8.7%



[TOP HOLDINGS]

GRAPHIC MATERIAL (3)

This chart lists the top ten holdings, including industry, of Franklin Real Estate Securities Fund, based on total net assets as of April 30, 1998.

Starwood Lodging Trust, Hotels                        4.0%
FelCor Suite Hotels, Inc., Hotels                     3.1%
Patriot American Hospitality, Inc., Hotels            3.1%
Crescent Real Estate Equities Co., Office             2.9%
Equity Residential Properties Trust, Apartments       2.8%
Glenborough Realty Trust, Inc., Mix                   2.7%
CapStar Hotel Co., Hotels                             2.6%
Simon DeBartolo Group, Inc., Retail - Regional Malls  2.6%
Arden Realty Group, Inc., Office                      2.5%
Public Storage, Inc., Storage                         2.4%

[INDEX CHARTS]

GRAPHIC MATERIAL (4)

The following line graph compares the performance of Franklin Real Estate Securities Fund's Class I shares with the Standard & Poor's 500 Stock Index (S&P 500) and the Wilshire Real Estate Securities Index based on a $10,000 investment from 1/3/94 to 4/30/98.

             FRANKLIN REAL               WILSHIRE
   DATE          ESTATE        S&P 500     REAL        S&P 500       Wilshire
           SECURITIES FUND -            EST. SECS.                  Real Est.
                CLASS I                    INDEX
--------------------------------------------------------------------------------
  1/3/94         $9,551        $10,000    $10,000
 1/31/94         $9,790        $10,340    $10,300       3.40%         3.00%
 2/28/94        $10,334        $10,060    $10,721       -2.71%        4.09%
 3/31/94        $10,201        $9,621     $10,225       -4.36%        -4.63%
 4/30/94        $10,430        $9,744     $10,339       1.28%         1.12%
 5/31/94        $10,621        $9,904     $10,554       1.64%         2.08%
 6/30/94        $10,392        $9,661     $10,347       -2.45%        -1.97%
 7/31/94        $10,382        $9,978     $10,370       3.28%         0.23%
 8/31/94        $10,401        $10,387    $10,363       4.10%         -0.07%
 9/30/94        $10,267        $10,134    $10,190       -2.44%        -1.67%
 10/31/94        $9,943        $10,362    $9,817        2.25%         -3.66%
 11/30/94        $9,589        $9,985     $9,433        -3.64%        -3.91%
 12/31/94       $10,468        $10,133    $10,164       1.48%         7.75%
 1/31/95        $10,125        $10,395    $9,836        2.59%         -3.23%
 2/28/95        $10,302        $10,800    $10,144       3.90%         3.13%
 3/31/95        $10,400        $11,119    $10,203       2.95%         0.58%
 4/30/95        $10,380        $11,446    $10,129       2.94%         -0.72%
 5/31/95        $10,782        $11,904    $10,464       4.00%         3.31%
 6/30/95        $10,969        $12,180    $10,647       2.32%         1.74%
 7/31/95        $11,214        $12,584    $10,818       3.32%         1.61%
 8/31/95        $11,459        $12,616    $10,950       0.25%         1.22%
 9/30/95        $11,773        $13,148    $11,151       4.22%         1.84%
 10/31/95       $11,538        $13,101    $10,806       -0.36%        -3.10%
 11/30/95       $11,714        $13,676    $10,918       4.39%         1.04%
 12/31/95       $12,356        $13,940    $11,551       1.93%         5.80%
 1/31/96        $12,673        $14,414    $11,711       3.40%         1.38%
 2/29/96        $12,836        $14,548    $11,943       0.93%         1.98%
 3/31/96        $12,856        $14,688    $12,039       0.96%         0.81%
 4/30/96        $12,897        $14,904    $12,094       1.47%         0.45%
 5/31/96        $13,203        $15,288    $12,363       2.58%         2.23%
 6/30/96        $13,336        $15,346    $12,611       0.38%         2.00%
 7/31/96        $13,264        $14,668    $12,498       -4.42%        -0.89%
 8/31/96        $13,887        $14,977    $13,029       2.11%         4.25%
 9/30/96        $14,295        $15,821    $13,355       5.63%         2.50%
 10/31/96       $14,581        $16,257    $13,717       2.76%         2.71%
 11/30/96       $15,040        $17,486    $14,286       7.56%         4.15%
 12/31/96       $16,373        $17,140    $15,811       -1.98%        10.67%
 1/31/97        $16,583        $18,211    $16,037       6.25%         1.43%
 2/28/97        $16,562        $18,353    $16,046       0.78%         0.06%
 3/31/97        $16,667        $17,599    $16,101       -4.11%        0.34%
 4/30/97        $16,246        $18,650    $15,581       5.97%         -3.23%
 5/31/97        $16,825        $19,785    $16,045       6.09%         2.98%
 6/30/97        $17,572        $20,672    $16,841       4.48%         4.96%
 7/31/97        $18,025        $22,317    $17,395       7.96%         3.29%
 8/31/97        $17,962        $21,068    $17,266       -5.60%        -0.74%
 9/30/97        $19,593        $22,222    $18,969       5.48%         9.86%
 10/31/97       $18,909        $21,480    $18,163       -3.34%        -4.25%
 11/30/97       $19,298        $22,474    $18,528       4.63%         2.01%
 12/31/97       $19,631        $22,861    $18,941       1.72%         2.23%
 1/31/98        $19,425        $23,115    $18,674       1.11%         -1.41%
 2/28/98        $19,262        $24,781    $18,435       7.21%         -1.28%
 3/31/98        $19,707        $26,050    $18,798       5.12%         1.97%
 4/30/98        $19,165        $26,313    $18,206       1.01%         -3.15%


[INDEX CHARTS]

GRAPHIC MATERIAL (5)

The following line graph compares the performance of Franklin Real Estate Securities Fund's Class II shares with the Standard & Poor's 500 Stock Index (S&P 500) and the Wilshire Real Estate Securities Index based on a $10,000 investment from 5/1/95 to 4/30/98.

             FRANKLIN REAL               WILSHIRE
   DATE          ESTATE        S&P 500     REAL        S&P 500       Wilshire
           SECURITIES FUND -             EST. SEC.                  Real Est.
                CLASS II                   INDEX
--------------------------------------------------------------------------------
  5/1/95         $9,897        $10,000    $10,000
 5/31/95        $10,262        $10,400    $10,331       4.00%         3.31%
 6/30/95        $10,439        $10,641    $10,511       2.32%         1.74%
 7/31/95        $10,654        $10,995    $10,680       3.32%         1.61%
 8/31/95        $10,888        $11,022    $10,810       0.25%         1.22%
 9/30/95        $11,178        $11,487    $11,009       4.22%         1.84%
 10/31/95       $10,953        $11,446    $10,668       -0.36%        -3.10%
 11/30/95       $11,103        $11,948    $10,779       4.39%         1.04%
 12/31/95       $11,709        $12,179    $11,404       1.93%         5.80%
 1/31/96        $11,991        $12,593    $11,561       3.40%         1.38%
 2/29/96        $12,146        $12,710    $11,790       0.93%         1.98%
 3/31/96        $12,165        $12,832    $11,886       0.96%         0.81%
 4/30/96        $12,194        $13,021    $11,939       1.47%         0.45%
 5/31/96        $12,476        $13,357    $12,206       2.58%         2.23%
 6/30/96        $12,583        $13,407    $12,450       0.38%         2.00%
 7/31/96        $12,515        $12,815    $12,339       -4.42%        -0.89%
 8/31/96        $13,088        $13,085    $12,863       2.11%         4.25%
 9/30/96        $13,466        $13,822    $13,185       5.63%         2.50%
 10/31/96       $13,728        $14,203    $13,542       2.76%         2.71%
 11/30/96       $14,156        $15,277    $14,104       7.56%         4.15%
 12/31/96       $15,395        $14,975    $15,609       -1.98%        10.67%
 1/31/97        $15,585        $15,911    $15,832       6.25%         1.43%
 2/28/97        $15,555        $16,035    $15,842       0.78%         0.06%
 3/31/97        $15,635        $15,376    $15,896       -4.11%        0.34%
 4/30/97        $15,236        $16,294    $15,382       5.97%         -3.23%
 5/31/97        $15,775        $17,286    $15,841       6.09%         2.98%
 6/30/97        $16,464        $18,060    $16,626       4.48%         4.96%
 7/31/97        $16,873        $19,498    $17,173       7.96%         3.29%
 8/31/97        $16,803        $18,406    $17,046       -5.60%        -0.74%
 9/30/97        $18,321        $19,415    $18,727       5.48%         9.86%
 10/31/97       $17,672        $18,766    $17,931       -3.34%        -4.25%
 11/30/97       $18,021        $19,635    $18,291       4.63%         2.01%
 12/31/97       $18,328        $19,973    $18,699       1.72%         2.23%
 1/31/98        $18,113        $20,195    $18,436       1.11%         -1.41%
 2/28/98        $17,959        $21,651    $18,200       7.21%         -1.28%
 3/31/98        $18,359        $22,759    $18,558       5.12%         1.97%
 4/30/98        $17,836        $22,989    $17,974       1.01%         -3.15%


[INDEX CHARTS]

GRAPHIC MATERIAL (6)

The following line graph compares the performance of Franklin Real Estate Securities Fund's Advisor Class shares with the Standard & Poor's 500 Stock Index (S&P 500) and the Wilshire Real Estate Securities Index based on a $10,000 investment from 1/3/94 to 4/30/98.

             FRANKLIN REAL
                 ESTATE                  WILSHIRE
   DATE    SECURITIES FUND -   S&P 500     REAL        S&P 500       Wilshire
             ADVISOR CLASS              EST. SECS.                  Real Est.
                                           INDEX
--------------------------------------------------------------------------------
  1/3/94        $10,000        $10,000    $10,000
 1/31/94        $10,250        $10,340    $10,300       3.40%         3.00%
 2/28/94        $10,820        $10,060    $10,721       -2.71%        4.09%
 3/31/94        $10,680        $9,621     $10,225       -4.36%        -4.63%
 4/30/94        $10,920        $9,744     $10,339       1.28%         1.12%
 5/31/94        $11,120        $9,904     $10,554       1.64%         2.08%
 6/30/94        $10,880        $9,661     $10,347       -2.45%        -1.97%
 7/31/94        $10,870        $9,978     $10,370       3.28%         0.23%
 8/31/94        $10,890        $10,387    $10,363       4.10%         -0.07%
 9/30/94        $10,750        $10,134    $10,190       -2.44%        -1.67%
 10/31/94       $10,410        $10,362    $9,817        2.25%         -3.66%
 11/30/94       $10,040        $9,985     $9,433        -3.64%        -3.91%
 12/31/94       $10,960        $10,133    $10,164       1.48%         7.75%
 1/31/95        $10,601        $10,395    $9,836        2.59%         -3.23%
 2/28/95        $10,786        $10,800    $10,144       3.90%         3.13%
 3/31/95        $10,888        $11,119    $10,203       2.95%         0.58%
 4/30/95        $10,868        $11,446    $10,129       2.94%         -0.72%
 5/31/95        $11,289        $11,904    $10,464       4.00%         3.31%
 6/30/95        $11,484        $12,180    $10,647       2.32%         1.74%
 7/31/95        $11,741        $12,584    $10,818       3.32%         1.61%
 8/31/95        $11,998        $12,616    $10,950       0.25%         1.22%
 9/30/95        $12,327        $13,148    $11,151       4.22%         1.84%
 10/31/95       $12,080        $13,101    $10,806       -0.36%        -3.10%
 11/30/95       $12,265        $13,676    $10,918       4.39%         1.04%
 12/31/95       $12,937        $13,940    $11,551       1.93%         5.80%
 1/31/96        $13,268        $14,414    $11,711       3.40%         1.38%
 2/29/96        $13,439        $14,548    $11,943       0.93%         1.98%
 3/31/96        $13,461        $14,688    $12,039       0.96%         0.81%
 4/30/96        $13,503        $14,904    $12,094       1.47%         0.45%
 5/31/96        $13,824        $15,288    $12,363       2.58%         2.23%
 6/30/96        $13,963        $15,346    $12,611       0.38%         2.00%
 7/31/96        $13,888        $14,668    $12,498       -4.42%        -0.89%
 8/31/96        $14,540        $14,977    $13,029       2.11%         4.25%
 9/30/96        $14,967        $15,821    $13,355       5.63%         2.50%
 10/31/96       $15,266        $16,257    $13,717       2.76%         2.71%
 11/30/96       $15,747        $17,486    $14,286       7.56%         4.15%
 12/31/96       $17,142        $17,140    $15,811       -1.98%        10.67%
 1/31/97        $17,363        $18,211    $16,037       6.25%         1.43%
 2/28/97        $17,352        $18,353    $16,046       0.78%         0.06%
 3/31/97        $17,462        $17,599    $16,101       -4.11%        0.34%
 4/30/97        $17,021        $18,650    $15,581       5.97%         -3.23%
 5/31/97        $17,638        $19,785    $16,045       6.09%         2.98%
 6/30/97        $18,420        $20,672    $16,841       4.48%         4.96%
 7/31/97        $18,905        $22,317    $17,395       7.96%         3.29%
 8/31/97        $18,839        $21,068    $17,266       -5.60%        -0.74%
 9/30/97        $20,546        $22,222    $18,969       5.48%         9.86%
 10/31/97       $19,841        $21,480    $18,163       -3.34%        -4.25%
 11/30/97       $20,260        $22,474    $18,528       4.63%         2.01%
 12/31/97       $20,611        $22,861    $18,941       1.72%         2.23%
 1/31/98        $20,407        $23,115    $18,674       1.11%         -1.41%
 2/28/98        $20,236        $24,781    $18,435       7.21%         -1.28%
 3/31/98        $20,703        $26,050    $18,798       5.12%         1.97%
 4/30/98        $20,145        $26,313    $18,206       1.01%         -3.15%


ANNUAL REPORT

AUGUST 31, 1998

TEMPLETON GLOBAL REAL ESTATE FUND

[PHOTO]

[LOGO] FRANKLIN TEMPLETON

PAGE


[FRANKLIN TEMPLETON 50-YEAR LOGO]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds which are managed by many of the investment professionals he selected and trained.





[PHOTO OF JEFFREY A. EVERETT]
JEFFREY A. EVERETT, CFA
Portfolio Manager
Templeton Global Real Estate Fund

PAGE

SHAREHOLDER LETTER

Your Fund's Objective: Templeton Global Real Estate Fund seeks long-term capital growth, with current income as a secondary objective, by investing primarily in securities of issuers throughout the world which are principally engaged in or related to the real estate industry or which own significant real estate assets.


Dear Shareholder:

This annual report for Templeton Global Real Estate Fund covers the fiscal year ended August 31, 1998. During this period, global equity markets experienced extreme volatility, and many stocks dropped appreciably in value. Real estate stocks were no exception, and Templeton Global Real Estate Fund-Class I produced a one-year cumulative total return of -19.94%, as discussed in the Performance Summary on page 6.

The universe of real estate stocks has continued to grow and develop as an asset class, yielding an increasing number of opportunities for the Fund. Over the past eight years, we have witnessed the equity market capitalization of U.S. Real Estate Investment Trusts increase from about $9 billion to over $134 billion.(1) The European listed real estate market has also


1. Source: National Association of Real Estate Investment Trusts.

You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 16 of this report.


CONTENTS

Shareholder Letter ............   1

Performance Summaries
   Class I ....................   6
   Class II ...................  10

Financial Highlights &
Statement of Investments ......  14

Financial Statements ..........  20

Notes to Financial
Statements ....................  23

Independent Auditor's Report ..  27

Tax Designation ...............  28


[PYRAMID GRAPH]

PAGE

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
8/31/98

UNITED STATES       50.0%
EUROPE              18.9%
ASIA                12.3%
CANADA               6.4%
LATIN AMERICA        4.1%
OTHER                3.8%
SHORT-TERM
INVESTMENTS &
OTHER NET ASSETS     4.5%


grown. Although as of August 31, 1998, the publicly traded European real estate market makes up only 3% of the total estimated European real estate market, this percentage could double by 2002. However, such rapid growth and increasing liquidity does not come without dislocations, which can cause wide swings in market performance.

In contrast to the past several years, when a strong U.S. real estate market helped make the performance of many real estate investment trusts (REITs)(2) resemble that of "growth" stocks, prices of the Fund's U.S. REITs generally declined during the period under review. However, we believe that the industry has begun a period of consolidation, during which time a few companies will establish themselves as leaders. Although we did not purchase additional REITs during this reporting period, we maintained our positions in several, including Crescent Real Estate Equities Company. Management of the firm has purchased property allowing it significant leeway in establishing rent levels. It also has established a dominant position in the market, and, in our opinion, could deliver value as an industry consolidator. We also continued to hold stock in regional companies, such as Summit Properties Inc. and Highwood Properties Inc., which we believe have the potential to command premium stock prices during this consolidation phase.

As the U.S. market matured, the European real estate market entered a period of expansive growth. Historically, there have been few publicly traded European real estate companies, and their stocks have typically had limited liquidity. In our opinion, however, this situation




2. A REIT is a company that owns and manages large real estate investments, providing investors with potential benefits from owning real estate on a scale that most individuals could not achieve.


2

PAGE

should change as large financial and industrial institutions realize the benefits of more liquid real estate holdings and spin off their real estate assets into separate, publicly traded companies. We also believe rental income may grow as a result of increased demand for office space from companies requiring a presence in cities across the continent. Furthermore, unprecedented low interest rates necessary for admission to the European Monetary Union should provide many European real estate companies access to inexpensive capital for growth and expansion.

In our opinion, the general price declines in European real estate stocks during the reporting period reflected a lack of understanding by investors that this asset class can provide strong defensive characteristics for a portfolio. We therefore maintained existing holdings such as Union du Credit Bail Immobilier Unibail, which owns premier office properties in Paris. We also attempted to identify undervalued companies that could benefit from imminent economic changes in Europe, and added positions to the Fund in companies with assets in the central business districts of several major European cities. One such purchase was Prima Inmobiliaria SA, which owns and acquires office and industrial buildings in Madrid and Barcelona. As of August 31, 1998, our European holdings comprised 18.9% of total net assets, up from 13.6% one year earlier.

An extremely difficult macroeconomic environment in Asia during the reporting period caused property prices there to decline dramatically. In Hong Kong, prices of real estate and real estate stocks plunged, as


TOP 10 HOLDINGS
8/31/98

COMPANY                           % OF TOTAL
INDUSTRY, COUNTRY                 NET ASSETS
--------------------------------------------
Revenue Property Ltd.
Real Estate, Canada                     4.9%

Equity Residential Properties
Real Estate, U.S.                       4.6%

Rouse Co.
Real Estate, U.S.                       4.3%

CBL & Associates Properties Inc.
Real Estate, U.S.                       3.8%

LTC Properties Inc.
Real Estate, U.S.                       3.6%

General Growth Properties
Real Estate, U.S.                       3.6%

Weeks Corp.
Real Estate, U.S.                       3.6%

Highwood Properties Inc., REIT,
Real Estate, U.S.                       3.1%

Union du Credit Bail
Immobilier Unibail
Real Estate, France                     3.0%

Crescent Real Estate
Equities Co.
Real Estate, U.S.                       2.5%


                                                                               3

PAGE

developers who had been enjoying huge profit margins saw demand for their properties shrink. Adding to the pressure on Hong Kong property stocks was the fact that these stocks comprise a significant portion of Hong Kong's Hang Seng Index, (3) and many investors purchase them as proxies for the entire market rather than for their value as real estate stocks. This can cause their prices to decline due to technical factors affecting the broader Hong Kong market rather than as a result of stock-specific fundamentals. Of course, we focus on stock-specific fundamentals and shall seek, as always, to acquire stock in companies we believe have strong balance sheets and management for a fraction of what we consider to be their potential value. Even under our worst-case scenario, we believe companies such as Cheung Kong Holdings Ltd. and New World Development Co. Ltd. should weather this period and may eventually outperform other stocks.

Looking forward, we're confident about the future of real estate stocks. The road may not always be smooth, but, in our opinion, many of today's undervalued stocks have the potential to create value over the long term.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you better understand our investment and management philosophy.



3. An index is an unmanaged group of securities that is used to measure market performance. One cannot invest directly in an index.


4

PAGE

Also, there are special risks involved with global investing related to market, currency, economic, social, political and other factors. Emerging markets involve similar but heightened risks, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. Since the Fund concentrates on the real estate industry, its share price may experience greater volatility than those of more broadly diversified investments. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong equity market has increased 785% in the last 15 years, but has suffered six declines of more than 20% during that time. (4) The special risks associated with these types of investments, as well as other considerations, are discussed in the Fund's prospectus.

We thank you for your participation in Templeton Global Real Estate Fund and look forward to serving you in the future. Please feel free to contact us with any questions or comments you may have.

Sincerely,




/s/JEFFREY A. EVERETT

Jeffrey A. Everett, CFA
Portfolio Manager
Templeton Global Real Estate Fund, Inc.



4. Source: Bloomberg. Based on quarterly percentage price change over 15 years ended June 30, 1998. Market returns are measured in Hong Kong dollars.


                                                                               5

PAGE

PERFORMANCE SUMMARY


CLASS I

Templeton Global Real Estate Fund - Class I produced a cumulative total return of -19.94% for the one-year period ended August 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. While we expect market volatility in the short term, we have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 9, the Fund's Class I shares delivered a cumulative total return of slightly more than 65% since inception on September 12, 1989.

The Fund's share price, as measured by net asset value, decreased $3.63, from $16.33 on August 31, 1997, to $12.70 on August 31, 1998. During the reporting period, shareholders received per-share distributions of 33 cents ($0.33) in income dividends and 13 cents ($0.13) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

The graph on page 8 compares the performance of the Fund's Class I shares since their inception and the unmanaged Morgan Stanley Capital International(R) (MSCI) World Index, which includes approximately 1,500



Past performance is not predictive of future results.


6

PAGE

companies representing the stock markets of 23 countries, including the U.S., Canada, the United Kingdom, and Japan. It also shows the Fund's performance versus the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember, the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no initial sales charge or management or operating expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



Past performance is not predictive of future results.


                                                                               7

PAGE

CLASS I
Total Return Index Comparison
$10,000 Investment (9/12/89 - 8/31/98)

[LINE GRAPH]


The following line graph compares the performance of Templeton Global Real Estate Fund's Class I shares to that of the Morgan Stanley Capital International World Index and to the Consumer Price Index, based on a $10,000 investment from 9/12/89 to 8/31/98.


                                         MSCI
                Templeton Global Real    World
               Estate Fund - Class I*     Index      CPI

       9/12/89         $9,425          $10,000    $10,000
        Sep-89         $9,425          $10,418    $10,019
        Oct-89         $9,369          $10,072    $10,068
        Nov-89         $9,369          $10,476    $10,091
        Dec-89         $9,435          $10,814    $10,106
        Jan-90         $9,102          $10,311    $10,210
        Feb-90         $9,093           $9,870    $10,258
        Mar-90         $9,150           $9,276    $10,315
        Apr-90         $8,827           $9,144    $10,331
        May-90         $9,368          $10,109    $10,355
        Jun-90         $9,549          $10,038    $10,411
        Jul-90         $9,596          $10,131    $10,451
        Aug-90         $8,437           $9,185    $10,547
        Sep-90         $7,800           $8,218    $10,635
        Oct-90         $7,767           $8,987    $10,699
        Nov-90         $7,905           $8,841    $10,723
        Dec-90         $8,200           $9,028    $10,723
        Jan-91         $8,984           $9,360    $10,787
        Feb-91         $9,567          $10,228    $10,803
        Mar-91        $10,009           $9,928    $10,819
        Apr-91        $10,281          $10,007    $10,835
        May-91        $10,381          $10,236    $10,866
        Jun-91        $10,029           $9,605    $10,899
        Jul-91        $10,230          $10,061    $10,915
        Aug-91        $10,110          $10,030    $10,947
        Sep-91        $10,311          $10,295    $10,996
        Oct-91        $10,139          $10,464    $11,011
        Nov-91        $10,003          $10,010    $11,043
        Dec-91        $11,022          $10,740    $11,052
        Jan-92        $11,423          $10,543    $11,068
        Feb-92        $11,296          $10,363    $11,108
        Mar-92        $11,127           $9,877    $11,164
        Apr-92        $11,264          $10,016    $11,180
        May-92        $11,634          $10,416    $11,195
        Jun-92        $11,433          $10,069    $11,236
        Jul-92        $11,264          $10,096    $11,260
        Aug-92        $10,969          $10,344    $11,292
        Sep-92        $11,085          $10,251    $11,323
        Oct-92        $11,197           $9,975    $11,364
        Nov-92        $11,143          $10,156    $11,379
        Dec-92        $11,479          $10,240    $11,372
        Jan-93        $11,905          $10,276    $11,428
        Feb-93        $12,352          $10,521    $11,468
        Mar-93        $13,029          $11,133    $11,509
        Apr-93        $13,149          $11,651    $11,540
        May-93        $13,302          $11,922    $11,556
        Jun-93        $13,193          $11,823    $11,572
        Jul-93        $13,313          $12,069    $11,572
        Aug-93        $13,825          $12,624    $11,604
        Sep-93        $14,033          $12,393    $11,628
        Oct-93        $14,437          $12,736    $11,677
        Nov-93        $14,448          $12,018    $11,685
        Dec-93        $15,265          $12,608    $11,684
        Jan-94        $15,842          $13,442    $11,717
        Feb-94        $15,708          $13,270    $11,757
        Mar-94        $14,943          $12,700    $11,798
        Apr-94        $14,921          $13,095    $11,813
        May-94        $15,010          $13,131    $11,821
        Jun-94        $14,410          $13,097    $11,861
        Jul-94        $14,921          $13,348    $11,892
        Aug-94        $15,154          $13,752    $11,941
        Sep-94        $14,965          $13,393    $11,973
        Oct-94        $14,666          $13,776    $11,982
        Nov-94        $14,152          $13,182    $11,997
        Dec-94        $14,090          $13,312    $11,997
        Jan-95        $13,639          $13,115    $12,045
        Feb-95        $13,808          $13,308    $12,093
        Mar-95        $13,706          $13,952    $12,133
        Apr-95        $13,819          $14,441    $12,173
        May-95        $14,473          $14,567    $12,197
        Jun-95        $14,586          $14,566    $12,221
        Jul-95        $14,902          $15,298    $12,221
        Aug-95        $14,891          $14,959    $12,254
        Sep-95        $15,094          $15,398    $12,277
        Oct-95        $14,673          $15,159    $12,317
        Nov-95        $14,685          $15,688    $12,308
        Dec-95        $14,936          $16,150    $12,300
        Jan-96        $15,365          $16,444    $12,373
        Feb-96        $15,435          $16,547    $12,413
        Mar-96        $15,331          $16,826    $12,477
        Apr-96        $15,551          $17,224    $12,525
        May-96        $15,830          $17,242    $12,549
        Jun-96        $15,784          $17,333    $12,557
        Jul-96        $15,400          $16,724    $12,581
        Aug-96        $16,004          $16,919    $12,605
        Sep-96        $16,376          $17,585    $12,645
        Oct-96        $16,658          $17,710    $12,685
        Nov-96        $17,178          $18,706    $12,709
        Dec-96        $17,992          $18,410    $12,709
        Jan-97        $18,327          $18,634    $12,749
        Feb-97        $18,315          $18,852    $12,787
        Mar-97        $18,123          $18,483    $12,819
        Apr-97        $17,729          $19,090    $12,834
        May-97        $18,662          $20,272    $12,826
        Jun-97        $19,080          $21,285    $12,842
        Jul-97        $19,906          $22,269    $12,857
        Aug-97        $19,535          $20,783    $12,882
        Sep-97        $20,540          $21,915    $12,914
        Oct-97        $18,651          $20,765    $12,946
        Nov-97        $18,784          $21,136    $12,938
        Dec-97        $18,940          $21,397    $12,923
        Jan-98        $18,768          $21,997    $12,946
        Feb-98        $19,654          $23,488    $12,972
        Mar-98        $20,073          $24,483    $12,998
        Apr-98        $19,703          $24,726    $13,021
        May-98        $19,014          $24,420    $13,045
        Jun-98        $18,300          $25,003    $13,060
        Jul-98        $17,536          $24,966    $13,076
        Aug-98        $15,640          $21,641    $13,092


THE HISTORICAL DATA SHOWN PERTAIN ONLY TO THE FUND'S CLASS I SHARES. THE FUND OFFERS ANOTHER SHARE CLASS SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT ITS PERFORMANCE. SEE THE PROSPECTUS FOR DETAILS.

*Performance figures represent the change in value of an investment over the period shown and have been restated to include the current, maximum 5.75% initial sales charge, assuming reinvestment of distributions at net asset value. Prior to July 1, 1992, Fund shares were offered at a higher initial sales charge; thus, actual total returns would have been lower. On January 1, 1993, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past performance is not predictive of future results.

**Source: Morgan Stanley Capital International. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

***Source: Bureau of Labor Statistics (8/31/98).


Past performance is not predictive of future results.


8

PAGE

CLASS I
Periods ended 8/31/98

                                                                         SINCE
                                                                       INCEPTION
                                                    1-YEAR    5-YEAR   (9/12/89)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                         -19.94%    13.20%     65.94%
Average Annual Total Return(2)                     -24.56%     1.29%      5.11%
Value of $10,000 Investment(3)                     $7,544   $10,669    $15,640

                                8/31/94   8/31/95   8/31/96   8/31/97   8/31/98
--------------------------------------------------------------------------------
One-Year Total Return(4)         9.69%     -1.74%    7.48%    22.06%    -19.94%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and has been restated to include the current, maximum 5.75% initial sales charge. Prior to July 1, 1992, Fund shares were offered at a higher sales charge; thus, actual total returns would have been lower.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and have been restated to include the current, maximum 5.75% initial sales charge. Prior to July 1, 1992, Fund shares were offered at a higher sales charge; thus, actual total returns would have been lower.

4. One-year total return represents the change in value of an investment over the periods ended on the dates indicated and does not include the sales charge.

On January 1, 1993, the Fund's Class I shares implemented a Rule 12b-1 plan, which affects subsequent performance. All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.


                                                                               9

PAGE

CLASS II

Templeton Global Real Estate Fund - Class II produced a cumulative total return of -20.61% for the one-year period ended August 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges.

The Fund's share price, as measured by net asset value, decreased $3.61, from $16.16 on August 31, 1997, to $12.55 on August 31, 1998. During the reporting period, shareholders received per-share distributions of 21.48 cents ($0.2148) in income dividends and 13 cents ($0.13) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.


Past performance is not predictive of future results.


10

PAGE

The graph on the following page compares the performance of the Fund's Class II shares since inception and the unmanaged Morgan Stanley Capital International(R)
(MSCI) World Index, which includes approximately 1,500 companies representing the stock markets of 23 countries, including the U.S., Canada, the United Kingdom, and Japan. It also shows the Fund's performance versus the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember that the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management or operating expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


Past performance is not predictive of future results.


                                                                              11

PAGE

CLASS II
Total Return Index Comparison
$10,000 Investment (5/1/95 - 8/31/98)

[LINE GRAPH]

The following line graph compares the performance of Templeton Global Real Estate Fund's Class II shares to that of the Morgan Stanley Capital International World Index and to the Consumer Price Index, based on a $10,000 investment from 5/1/95 to 8/31/98.


                 Templeton Global
                Real Estate Fund -   MSCI World
                    Class  II*         Index        CPI

        5/1/95        $9,903          $10,000     $10,000
        May-95       $10,364          $10,088     $10,020
        Jun-95       $10,437          $10,086     $10,040
        Jul-95       $10,663          $10,593     $10,040
        Aug-95       $10,639          $10,359     $10,067
        Sep-95       $10,784          $10,663     $10,086
        Oct-95       $10,471          $10,497     $10,119
        Nov-95       $10,479          $10,863     $10,112
        Dec-95       $10,652          $11,183     $10,105
        Jan-96       $10,952          $11,387     $10,164
        Feb-96       $10,993          $11,458     $10,197
        Mar-96       $10,910          $11,651     $10,250
        Apr-96       $11,060          $11,927     $10,289
        May-96       $11,251          $11,940     $10,309
        Jun-96       $11,209          $12,002     $10,316
        Jul-96       $10,935          $11,581     $10,335
        Aug-96       $11,359          $11,716     $10,355
        Sep-96       $11,616          $12,177     $10,388
        Oct-96       $11,804          $12,264     $10,421
        Nov-96       $12,167          $12,953     $10,441
        Dec-96       $12,736          $12,748     $10,441
        Jan-97       $12,966          $12,904     $10,473
        Feb-97       $12,958          $13,054     $10,505
        Mar-97       $12,813          $12,799     $10,531
        Apr-97       $12,524          $13,219     $10,544
        May-97       $13,171          $14,038     $10,537
        Jun-97       $13,460          $14,739     $10,550
        Jul-97       $14,031          $15,421     $10,563
        Aug-97       $13,758          $14,392     $10,583
        Sep-97       $14,456          $15,175     $10,609
        Oct-97       $13,120          $14,379     $10,636
        Nov-97       $13,197          $14,636     $10,629
        Dec-97       $13,290          $14,816     $10,617
        Jan-98       $13,168          $15,232     $10,636
        Feb-98       $13,777          $16,265     $10,657
        Mar-98       $14,064          $16,954     $10,678
        Apr-98       $13,803          $17,122     $10,697
        May-98       $13,298          $16,910     $10,717
        Jun-98       $12,794          $17,314     $10,730
        Jul-98       $12,254          $17,288     $10,742
        Aug-98       $10,922          $14,985     $10,755




THE HISTORICAL DATA SHOWN PERTAIN ONLY TO THE FUND'S CLASS II SHARES. THE FUND OFFERS ANOTHER SHARE CLASS SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT ITS PERFORMANCE. SEE THE PROSPECTUS FOR DETAILS.

*Performance figures represent the change in value of an investment over the periods shown and include all sales charges, assuming reinvestment of distributions at net asset value. Past performance is not predictive of future results.

**Source: Morgan Stanley Capital International. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

***Source: Bureau of Labor Statistics (8/31/98).


Past performance is not predictive of future results.


12

PAGE

CLASS II
Periods ended 8/31/98

                                                                        SINCE
                                                                      INCEPTION
                                                 1-YEAR     3-YEAR     (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                       -20.61%      2.59%     10.29%
Average Annual Total Return(2)                   -22.18%      0.52%      2.68%
Value of $10,000 Investment(3)                   $7,782    $10,156    $10,922

                                                 8/31/96    8/31/97    8/31/98
--------------------------------------------------------------------------------
One-Year Total Return(4)                          6.69%      21.12%    -20.61%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include all sales charges.

4. One-year total return represents the change in value of an investment over the periods ended on the dates indicated and does not include sales charges.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.


                                                                              13

PAGE

TEMPLETON GLOBAL REAL ESTATE FUND
Financial Highlights

                                                                                       CLASS I
                                                               --------------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,
                                                               --------------------------------------------------------
                                                                   1998        1997        1996        1995      1994
                                                               --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year.........................      $16.33      $13.78      $13.20      $13.66      $12.66
                                                               --------------------------------------------------------
Income from investment operations:
 Net investment income.....................................         .46         .39         .31         .39         .22
 Net realized and unrealized gains (losses)................       (3.63)       2.58         .64        (.64)       1.00
                                                               --------------------------------------------------------
Total from investment operations...........................       (3.17)       2.97         .95        (.25)       1.22
                                                               --------------------------------------------------------
Less distributions from:
 Net investment income.....................................        (.33)       (.42)       (.37)       (.21)       (.22)
 Net realized gains........................................        (.05)         --          --          --          --
 In excess of net realized gains...........................        (.08)         --          --          --          --
                                                               --------------------------------------------------------
Total distributions........................................        (.46)       (.42)       (.37)       (.21)       (.22)
                                                               --------------------------------------------------------
Net asset value, end of year...............................      $12.70      $16.33      $13.78      $13.20      $13.66
                                                               --------------------------------------------------------
                                                               --------------------------------------------------------
Total Return*..............................................    (19.94)%      22.06%       7.48%     (1.74)%       9.69%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)............................     $97,823    $151,777    $125,875    $130,149    $131,544
Ratios to average net assets:
 Expenses..................................................       1.45%       1.45%       1.51%       1.55%       1.58%
 Net investment income.....................................       2.70%       2.55%       2.73%       3.05%       1.97%
Portfolio turnover rate....................................      23.18%      24.03%      20.07%      38.69%      32.34%

*Total return does not reflect sales commissions.
 14

PAGE

TEMPLETON GLOBAL REAL ESTATE FUND
Financial Highlights (continued)

                                                                                   CLASS II
                                                                -----------------------------------------------
                                                                             YEAR ENDED AUGUST 31,
                                                                -----------------------------------------------
                                                                    1998         1997         1996       1995+
                                                                -----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $16.16       $13.67       $13.17       $12.25
                                                                -----------------------------------------------
Income from investment operations:
 Net investment income......................................         .30          .31          .33          .03
 Net realized and unrealized gains (losses).................       (3.57)        2.52          .52          .89
                                                                -----------------------------------------------
Total from investment operations............................       (3.27)        2.83          .85          .92
                                                                -----------------------------------------------
Less distributions from:
 Net investment income......................................        (.21)        (.34)        (.35)          --
 Net realized gains.........................................        (.05)          --           --           --
 In excess of net realized gains............................        (.08)          --           --           --
                                                                -----------------------------------------------
Total distributions.........................................        (.34)        (.34)        (.35)          --
                                                                -----------------------------------------------
Net asset value, end of year................................      $12.55       $16.16       $13.67       $13.17
                                                                -----------------------------------------------
                                                                -----------------------------------------------
Total Return*...............................................    (20.61)%       21.12%        6.69%        7.51%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................      $6,869       $8,917       $5,275       $1,823
Ratios to average net assets:
 Expenses...................................................       2.20%        2.20%        2.26%        2.26%**
 Net investment income......................................       1.97%        1.74%        2.20%        1.71%**
Portfolio turnover rate.....................................      23.18%       24.03%       20.07%       38.69%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period May 1, 1995 (effective date) to August 31, 1995.
                       See Notes to Financial Statements.
                                                                              15

PAGE

TEMPLETON GLOBAL REAL ESTATE FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1998

                                                                 COUNTRY         SHARES          VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS 89.1%
BANKING 2.7%
Bangkok Bank Public Co. Ltd., fgn. .........................     Thailand         291,000     $    204,881
Banque Nationale de Paris BNP...............................      France            9,936          679,044
Development Bank of Singapore Ltd., fgn. ...................    Singapore          43,000          148,902
HSBC Holdings Plc. .........................................    Hong Kong          79,916        1,696,457
National Australia Cap Sec Plc. ............................    Australia           3,400           92,225
*Shinhan Bank Co. Ltd. .....................................   South Korea          7,224           16,957
                                                                                              ------------
                                                                                                 2,838,466
                                                                                              ------------
BUILDING MATERIALS & COMPONENTS 1.8%
Suez Cement Co. ............................................      Egypt            88,000        1,369,147
Unione Cementi Marchino Emiliane (Unicem), di Risp..........      Italy           139,580          546,755
                                                                                              ------------
                                                                                                 1,915,902
                                                                                              ------------
CONSTRUCTION & HOUSING 2.2%
Daito Trust Construction Co. Ltd. ..........................      Japan           101,800          814,746
++*Sundance Homes Inc. .....................................  United States       640,600        1,281,200
Toda Corp. .................................................      Japan            70,000          243,431
                                                                                              ------------
                                                                                                 2,339,377
                                                                                              ------------
ENERGY SOURCES 1.0%
Societe Elf Aquitaine SA....................................      France           10,317        1,054,394
                                                                                              ------------
FINANCIAL SERVICES .6%
Housing Development Finance Corp. Ltd. .....................      India             6,100          367,370
Lend Lease Corp. Ltd. ......................................    Australia          16,000          302,605
*Security Capital Group, wts. ..............................  United States        13,795              296
                                                                                              ------------
                                                                                                   670,271
                                                                                              ------------
FOREST PRODUCTS & PAPER 1.2%
St. Joe Co. ................................................  United States        60,000        1,203,750
                                                                                              ------------
LEISURE & TOURISM 2.4%
Grand Hotel Holdings Ltd. ..................................    Hong Kong       2,469,000          382,336
Mandarin Oriental Intl. Ltd. ...............................    Singapore       1,501,000          705,470
Oriental Hotel (Thailand) Public Co. Ltd., fgn. ............     Thailand          76,200          378,272
Rank Group Plc..............................................  United Kingdom      224,500        1,067,633
                                                                                              ------------
                                                                                                 2,533,711
                                                                                              ------------
MERCHANDISING .7%
Li & Fung Ltd. .............................................    Hong Kong          70,000           82,202
Wessel & Vett AS, C.........................................     Denmark           12,000          645,299
                                                                                              ------------
                                                                                                   727,501
                                                                                              ------------

 16

PAGE


TEMPLETON GLOBAL REAL ESTATE FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                 COUNTRY         SHARES          VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
METALS & MINING 1.9%
Anglo American Platinum Corp. Ltd. .........................   South Africa         1,208     $     15,041
Boehler Uddeholm AG.........................................     Austria            9,500          453,342
Industrias Penoles SA.......................................      Mexico          391,100          937,589
RGC Ltd. ...................................................    Australia         447,522          551,883
                                                                                              ------------
                                                                                                 1,957,855
                                                                                              ------------
MISC MATERIALS & COMMODITIES .3%
De Beers/Centenary Linked Units, Reg. ......................   South Africa        27,600          333,764
                                                                                              ------------
MULTI-INDUSTRY 5.1%
Cheung Kong Holdings Ltd. ..................................    Hong Kong         618,000        2,392,505
First Pacific Co. ..........................................    Hong Kong       1,952,667          604,759
Hutchison Whampoa Ltd. .....................................    Hong Kong         210,000          910,546
*Metro Pacific Corp. MDI....................................   Philippines     21,431,777          318,051
Swire Pacific Ltd., B.......................................    Hong Kong             800              359
Wheelock and Company Ltd. ..................................    Hong Kong       2,086,000        1,096,945
                                                                                              ------------
                                                                                                 5,323,165
                                                                                              ------------
REAL ESTATE 62.4%
+American Health Properties Inc. ...........................  United States        64,300        1,430,675
Bail Investissement.........................................      France            8,700        1,193,858
+Boston Properties Inc. ....................................  United States        65,000        1,856,563
*Canlan Investment Corp. ...................................      Canada          293,000          299,716
+Carramerica Realty Corp. ..................................  United States        65,000        1,462,500
*Catellus Development Corp. ................................  United States        90,000        1,130,625
+CBL & Associates Properties Inc. ..........................  United States       160,000        3,980,000
+Charles E. Smith Residential Realty Inc. ..................  United States        80,000        2,380,000
China Resources Beijing Land Ltd. ..........................      China         2,000,000          281,319
China Resources Beijing Land Ltd., 144A.....................      China           480,300           67,559
+Crescent Real Estate Equities Co. .........................  United States       113,500        2,610,500
+Equity Residential Properties..............................  United States       100,000        3,993,750
+Federal Realty Investment Trust............................  United States        33,000          664,125
+General Growth Properties..................................  United States       104,000        3,750,500
+Highwood Properties Inc., REIT.............................  United States       127,800        3,250,913
Inversiones y Representacion SA.............................    Argentina         338,051          811,485
Inversiones y Representacion SA, GDR........................    Argentina             832           19,760
+LTC Properties Inc. .......................................  United States       226,000        3,771,375
+Nationwide Health Properties Inc. .........................  United States       122,000        2,493,375
New Asia Realty and Trust Co. Ltd., A.......................    Hong Kong         388,000          240,334
New World Development Co. Ltd. .............................    Hong Kong         761,109          820,118
+*Northstar Capital Investment Corp. .......................  United States        95,000        1,947,500
+Omega Healthcare Investors.................................  United States        57,183        1,636,863
*Prima Inmobiliaria SA......................................      Spain            95,500          637,028
+Prologis Trust.............................................  United States        93,808        1,876,160
Revenue Property Ltd. ......................................      Canada        3,294,739        5,160,701
Rouse Co. ..................................................  United States       156,300        4,493,625

                                                                              17

PAGE


TEMPLETON GLOBAL REAL ESTATE FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                 COUNTRY         SHARES          VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
REAL ESTATE (CONT.)
Ryoden Development Ltd. ....................................    Hong Kong       3,270,000     $    198,330
*Security Capital US Realty.................................    Luxembourg        232,000        2,343,200
+Summit Properties Inc., REIT...............................  United States        91,300        1,529,275
Taylor Woodrow Plc. ........................................  United Kingdom      315,802          727,118
Union du Credit Bail Immobilier Unibail.....................      France           26,850        3,184,746
+Weeks Corp. ...............................................  United States       135,000        3,729,375
Westfield Trust, units......................................    Australia         784,365        1,391,442
                                                                                              ------------
                                                                                                65,364,413
                                                                                              ------------
TELECOMMUNICATIONS .9%
+++Receipts of Telebras Stock...............................      Brazil        6,664,000          339,740
Telefonos de Mexico SA (Telmex), L, ADR.....................      Mexico           15,700          560,294
                                                                                              ------------
                                                                                                   900,034
                                                                                              ------------
TRANSPORTATION 3.0%
East Japan Railway Co. .....................................      Japan               180          863,092
Florida East Coast Industries Inc. .........................  United States        44,000        1,028,500
Peninsular & Oriental Steam Navigation Co. .................  United Kingdom      104,961        1,212,731
                                                                                              ------------
                                                                                                 3,104,323
                                                                                              ------------
UTILITIES ELECTRICAL & GAS 2.9%
National Grid Group Plc. ...................................  United Kingdom      199,070        1,439,215
National Power Plc. ........................................  United Kingdom      192,378        1,604,251
                                                                                              ------------
                                                                                                 3,043,466
                                                                                              ------------
TOTAL COMMON STOCKS (COST $94,530,882)......................                                    93,310,392
                                                                                              ------------
PREFERRED STOCKS 3.1%
Banco Itau SA, pfd. ........................................      Brazil        1,117,000          474,552
Baumax AG, pfd. ............................................     Austria           36,907          716,797
Cia Vale do Rio Doce, A, pfd. ..............................      Brazil           30,800          408,259
Cia Vale do Rio Doce, ADR, pfd. ............................      Brazil           31,200          413,561
+Equity Residential Properties Trust, G, cvt., pfd. ........  United States        40,000          860,000
Petrobras Distribuidora SA, pfd. ...........................      Brazil       37,183,700          363,022
                                                                                              ------------
TOTAL PREFERRED STOCKS (COST $5,347,947)....................                                     3,236,191
                                                                                              ------------
                                                                               PRINCIPAL
                                                                                AMOUNT**
                                                                                --------
BONDS 3.3%
Government of Italy, cvt., 5.00%, 6/28/01...................      Italy        $1,345,000        2,177,219
Revenue Property Ltd., cvt., 6.00%, 3/01/04.................      Canada        1,400,000        1,267,000
                                                                                              ------------
TOTAL BONDS (COST $2,750,722)...............................                                     3,444,219
                                                                                              ------------
SHORT TERM INVESTMENT (COST $222,904) .2%
U.S. Treasury Bill, 5.08%, 11/05/98.........................  United States       225,000          223,095
                                                                                              ------------
TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST
  $102,852,455).............................................                                   100,213,897
                                                                                              ------------

 18

PAGE

TEMPLETON GLOBAL REAL ESTATE FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                               PRINCIPAL
                                                                 COUNTRY        AMOUNT**         VALUE
----------------------------------------------------------------------------------------------------------
(a)REPURCHASE AGREEMENT 3.4%
Swiss Bank Corp., 5.75%, 9/01/98 (Maturity Value $3,541,566)
  (COST $3,541,000) Collateralized by U.S. Treasury Notes &
  Bonds.....................................................  United States    $3,541,000     $  3,541,000
                                                                                              ------------
TOTAL INVESTMENTS (COST $106,393,455) 99.1%.................                                   103,754,897
OTHER ASSETS, LESS LIABILITIES .9%..........................                                       937,306
                                                                                              ------------
TOTAL NET ASSETS 100.0%.....................................                                  $104,692,203
                                                                                              ------------
                                                                                              ------------

*Non-income producing.
**Securities traded in U.S. dollars.
(a)At August 31, 1998, all repurchase agreements held by the Fund had been entered into on that date.
+Real Estate Investment Trust (41.3% of total net assets).
++The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at August 31, 1998 were $1,281,200.
+++Receipts of Telebras stock represent a basket of twelve new holding companies to be received in conjunction with the "split-up" of Telecomunicacoes Brasileiras SA (Telebras).
                       See Notes to Financial Statements.
                                                                              19

PAGE

TEMPLETON GLOBAL REAL ESTATE FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1998

Assets:
 Investments in securities, at value (cost $102,852,455)....    $100,213,897
 Repurchase agreement, at value and cost....................       3,541,000
 Cash.......................................................           3,039
 Receivables:
  Investment securities sold................................       1,724,407
  Fund shares sold..........................................          70,866
  Dividends and interest....................................         469,600
                                                                ------------
      Total assets..........................................     106,022,809
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................         538,943
  Fund shares redeemed......................................         584,821
  To affiliates.............................................         137,461
 Accrued liabilities........................................          69,381
                                                                ------------
      Total liabilities.....................................       1,330,606
                                                                ------------
Net assets, at value........................................    $104,692,203
                                                                ------------
                                                                ------------
Net assets consist of:
 Undistributed net investment income........................    $  2,668,960
 Net unrealized depreciation................................      (2,638,558)
 Distributions in excess of net realized gain...............        (747,857)
 Beneficial shares..........................................     105,409,658
                                                                ------------
Net assets, at value........................................    $104,692,203
                                                                ------------
                                                                ------------
CLASS I:
 Net asset value per share ($97,823,354 / 7,702,649 shares
   outstanding).............................................          $12.70
                                                                ------------
                                                                ------------
 Maximum offering price per share ($12.70 / 94.25%).........          $13.47
                                                                ------------
                                                                ------------
CLASS II:
 Net asset value per share ($6,868,849 / 547,442 shares
   outstanding)*............................................          $12.55
                                                                ------------
                                                                ------------
 Maximum offering price per share ($12.55 / 99.00%).........          $12.68
                                                                ------------
                                                                ------------

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
 20

PAGE

TEMPLETON GLOBAL REAL ESTATE FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1998

Investment Income:
 (net of foreign taxes of $219,756)
 Dividends..................................................    $5,518,960
 Interest...................................................       431,441
                                                                ----------
      Total investment income...............................                     $  5,950,401
Expenses:
 Management fees (Note 3)...................................     1,075,695
 Administrative fees (Note 3)...............................       215,139
 Distribution fees (Note 3)
  Class I...................................................       337,939
  Class II..................................................        82,956
 Transfer agent fees (Note 3)...............................       199,773
 Custodian fees.............................................        28,547
 Reports to shareholders....................................       104,200
 Registration and filing fees...............................        39,000
 Professional fees..........................................        46,187
 Trustees' fees and expenses................................        14,000
 Other......................................................         1,598
                                                                ----------
      Total expenses........................................                        2,145,034
                                                                                 ------------
            Net investment income...........................                        3,805,367
                                                                                 ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     1,456,549
  Foreign currency transactions.............................      (105,191)
                                                                ----------
      Net realized gain.....................................                        1,351,358
      Net unrealized depreciation on investments............                      (32,063,545)
                                                                                 ------------
Net realized and unrealized loss............................                      (30,712,187)
                                                                                 ------------
Net decrease in net assets resulting from operations........                     $(26,906,820)
                                                                                 ------------
                                                                                 ------------

                       See Notes to Financial Statements.
                                                                              21

PAGE

TEMPLETON GLOBAL REAL ESTATE FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 1998 AND 1997

                                                                    1998               1997
                                                                -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $  3,805,367       $  3,760,069
  Net realized gain from investments and foreign currency
    transactions............................................       1,351,358          6,263,665
  Net unrealized appreciation (depreciation) on
   investments..............................................     (32,063,545)        19,072,168
                                                                -------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................     (26,906,820)        29,095,902
 Distributions to shareholders from:
  Net investment income:
   Class I..................................................      (3,003,171)        (3,880,651)
   Class II.................................................        (118,402)          (148,294)
  Net realized gains:
   Class I..................................................        (466,731)                --
   Class II.................................................         (28,174)                --
  In excess of net realized gains:
   Class I..................................................        (705,284)                --
   Class II.................................................         (42,573)                --
 Capital share transactions (Note 2):
   Class I..................................................     (24,576,319)         2,081,128
   Class II.................................................        (154,617)         2,396,525
                                                                -------------------------------
    Net increase (decrease) in net assets...................     (56,002,091)        29,544,610
Net assets:
 Beginning of year..........................................     160,694,294        131,149,684
                                                                -------------------------------
 End of year................................................    $104,692,203       $160,694,294
                                                                -------------------------------
                                                                -------------------------------
Undistributed net investment income included in net assets
 End of year................................................    $  2,668,960       $  2,058,847
                                                                -------------------------------
                                                                -------------------------------

                       See Notes to Financial Statements.
 22

PAGE

TEMPLETON GLOBAL REAL ESTATE FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Real Estate Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks long-term capital growth, with current income as a secondary objective, by investing primarily in securities of issuers throughout the world which are principally engaged in or related to the real estate industry or which own significant real estate assets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

                                                                              23

PAGE


TEMPLETON GLOBAL REAL ESTATE FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers two classes of shares: Class I and Class II shares. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class of shares and the exchange privilege of each class.

At August 31, 1998, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                                 YEAR ENDED AUGUST 31,
                                                             -------------------------------------------------------------
                                                                        1998                               1997
                                                             -------------------------------------------------------------
                                                               SHARES         AMOUNT              SHARES         AMOUNT
                                                             -------------------------------------------------------------
CLASS I SHARES:
Shares sold................................................     989,236    $ 15,410,679          2,014,081    $ 30,445,208
Shares issued on reinvestment of distributions.............     239,459       3,769,262            232,731       3,281,785
Shares redeemed............................................  (2,822,831)    (43,756,260)        (2,082,833)    (31,645,865)
                                                             -------------------------------------------------------------
Net increase (decrease)....................................  (1,594,136)   $(24,576,319)           163,979    $  2,081,128
                                                             -------------------------------------------------------------
                                                             -------------------------------------------------------------

 24

PAGE


TEMPLETON GLOBAL REAL ESTATE FUND
Notes to Financial Statements (continued)

2. BENEFICIAL SHARES (CONT.)

                                                                               YEAR ENDED AUGUST 31,
                                                              -------------------------------------------------------
                                                                       1998                            1997
                                                              -------------------------------------------------------
                                                               SHARES       AMOUNT             SHARES       AMOUNT
                                                              -------------------------------------------------------
CLASS II SHARES:
Shares sold.................................................   202,765    $ 3,004,691          301,806    $ 4,542,020
Shares issued on reinvestment of distributions..............    10,557        164,676            9,139        128,318
Shares redeemed.............................................  (217,790)    (3,323,984)        (144,901)    (2,273,813)
                                                              -------------------------------------------------------
Net increase (decrease).....................................    (4,468)   $  (154,617)         166,044    $ 2,396,525
                                                              -------------------------------------------------------
                                                              -------------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investors Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TGAL of 0.75% per year of the average daily net assets of the Fund. The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors up to 0.25% and 1.00% per year of the average daily net assets of Class I and Class II shares, respectively, for costs incurred in marketing the Fund's Class I and Class II shares. Under the Class I distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At August 31, 1998, unreimbursed costs were $89,940. Distributors received net commissions from sales of Fund shares, and received contingent deferred sales charges for the period of $53,103 and $6,227, respectively.

Legal fees of $13,549 were paid to a law firm in which a partner is an officer of the Fund.

4. INCOME TAXES

At August 31, 1998, the Fund has deferred capital losses and deferred foreign currency losses occurring subsequent to October 31, 1997 of $516,346 and $108,756, respectively. For tax purposes, such losses will be reflected in the year ending August 31, 1999.

                                                                              25

PAGE


TEMPLETON GLOBAL REAL ESTATE FUND
Notes to Financial Statements (continued)

4. INCOME TAXES (CONT.)
At August 31, 1998, the net unrealized depreciation based on the cost of investments for income tax purposes of $103,039,496 was as follows:

Unrealized appreciation.....................................  $ 16,269,867
Unrealized depreciation.....................................   (19,095,466)
                                                              ------------
Net unrealized depreciation.................................  $ (2,825,599)
                                                              ------------
                                                              ------------

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies and foreign currency transactions.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1998 aggregated $31,753,431 and $50,021,877, respectively.

 26

PAGE



TEMPLETON GLOBAL REAL ESTATE FUND
Independent Auditor's Report

THE BOARD OF TRUSTEES AND SHAREHOLDERS
TEMPLETON GLOBAL REAL ESTATE FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Global Real Estate Fund as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Global Real Estate Fund as of August 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                           [McGladrey & Pullen, LLP]

New York, New York
September 29, 1998

                                                                              27

PAGE

TEMPLETON GLOBAL REAL ESTATE FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates the following amount as a capital gain dividend for the fiscal year ended August 31, 1998:

20% Rate Gain...............................................    $1,287,920
                                                                ----------

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 11.66% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 1998.

 28

PAGE


LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Global
 Currency Fund
Franklin Templeton Hard
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

*These funds are now closed to new accounts, with the exception of retirement plan accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+Portfolio of insured municipal securities.

++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

                                                                           09/98

PAGE


PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
777 Mariners Island Blvd.
San Mateo, California 94404-1585
1-800/DIAL BEN(R)
www.franklin-templeton.com

SHAREHOLDER SERVICES
1-800/632-2301

FUND INFORMATION
1-800/342-5236

This report must be preceded or accompanied by the current prospectus of Templeton Global Real Estate Fund, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

410 A98 10/98                                   [LOGO] Printed on recycled paper


SEMI ANNUAL REPORT

FEBRUARY 28, 1999


TEMPLETON GLOBAL
REAL ESTATE FUND



[LOGO]

FRANKLIN TEMPLETON(R)

PAGE


[LOGO] CELEBRATING OVER 50 YEARS


Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds which are managed by many of the investment professionals he selected and trained.


[PHOTO OF JEFFREY A. EVERETT APPEARS HERE]

JEFFREY A. EVERETT, CFA

Portfolio Manager
Templeton Global Real Estate Fund

PAGE


CONTENTS

Shareholder Letter ..........................   1

Performance Summary .........................   6

Financial Highlights &
 Statement of Investments ...................   8

Financial Statements ........................  13

Notes to Financial Statements ...............  16


SHAREHOLDER LETTER

Your Fund's Goal: Templeton Global Real Estate Fund seeks long-term capital growth, and its secondary goal is current income. Under normal market conditions, the Fund invests primarily in the equity and debt securities of companies located anywhere in the world that are engaged in or related to the real estate industry or which own significant real estate assets.


Dear Shareholder:

This semiannual report of Templeton Global Real Estate Fund covers the six months ended February 28, 1999. As most global equity markets recovered from their October slump, many indicators pointed toward improved performance for real estate stocks. In the U.S., Europe and Hong Kong, where the Fund then had its highest weightings, new supply of properties was limited, and expansion of many global corporations was contributing to rising occupancy rates while interest rate declines were lowering financing costs and increasing operating income for real estate companies. Relatively high dividend yields of many real estate securities made the sector look even more attractive to us. Despite these positive indicators, the sector as a whole performed



                                 FUND CATEGORY

                                [PYRAMID GRAPH]

                                     GLOBAL
                                     GROWTH
                                GROWTH & INCOME
                                     INCOME
                                TAX-FREE INCOME

You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 10 of this report.

PAGE


GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
2/28/99

[PIE CHART APPEAR HERE]

[THIS CHART SHOWS IN PIE CHART FORMAT THE GEOGRAPHIC DISTRIBUTIO OF TEMPLETON GLOBAL REAL ESTATE FUND'S PORTFOLIO HOLDINGS ON FEBRUARY 28, 1999, BASED ON TOTAL NET ASSETS.]

North America                           42.5%
Europe                                  19.2%
Asia                                    14.0%
Latin America                            5.2%
Other                                    5.0%
Fixed Income                             4.1%
Other Net Assets                        10.0%


poorly when compared with other equities. Within this environment, Templeton Global Real Estate Fund - Class A shares produced a six-month cumulative total return of 2.11%, as shown in the Performance Summary on page 7.

During the reporting period, we took advantage of the real estate sector's weakness to increase several existing positions and initiate new holdings in stocks we considered undervalued, because we believed investors were likely to eventually recognize the value of limited supply and increasing liquidity in global real estate markets.

The Fund's holdings of carefully selected U.S. Real Estate Investment Trusts (REITs)(1) fluctuated slightly during the six months under review. In our opinion, stocks like Boston Properties Inc. and Equity Residential Properties, two REITs with highly respected management teams and well-located assets in metropolitan areas, have the potential to perform well. We also believe that Rouse Co., an owner and operator of high-end regional malls in key locations throughout the U.S., could excel in the retail sector. Although these companies' performance over the past year has been disappointing, we believe their management has displayed skill and foresight, and that investors may eventually revalue their worth.

In Europe, increased demand for space and a limited supply of property contributed to higher rents in many cities, as the European Monetary Union encouraged companies there to expand across the continent. Cross-border competition caused some corporations to exchange property holdings for relatively liquid shares of real estate firms, and some companies spun off real estate assets into separate corporate entities. Such spin-offs


1. REIT is a company that owns and manages large real estate investments, providing investors with potential benefits from owning real estate on a scale that most individuals could not achieve.

2

PAGE


TOP 10 HOLDINGS
2/28/99


[THIS CHART LISTS THE TOP 10 HOLDINGS, INCLUDING INDUSTRY AND COUNTRY, OF TEMPLETON GLOBAL REAL ESTATE FUND, BASED ON TOTAL NET ASSETS AS OF 2/28/99.]

COMPANY,                                     % OF TOTAL
INDUSTRY, COUNTRY                            NET ASSETS
-----------------                            ----------
Weeks Corp.
Real Estate, U.S.                                  4.4%

Rouse Co.
Real Estate, U.S.                                  4.3%

Union du Credit Bail
Immobilier Unibail
Real Estate, France                                3.8%

Equity Residential Properties
Real Estate, U.S.                                  3.6%

Highwoods Properties Inc.
Real Estate, U.S.                                  3.5%

LTC Properties Inc.
Real Estate, U.S.                                  3.2%

CBL & Associates
Properties Inc.
Real Estate, U.S.                                  2.7%

Nationwide Health
Properties Inc.
Real Estate, U.S.                                  2.5%

Boston Properties Inc.
Real Estate, U.S.                                  2.4%

Crescent Real Estate
Equities Co.
Real Estate, U.S.                                  2.2%


may enhance shareholder value by enabling these new firms to focus on real estate as a core business, something many European companies have not done in the past.

During the reporting period, we maintained positions in a number of Asian property companies, which we believe could be long-term beneficiaries of improving economic conditions and pent-up demand. Hong Kong holdings, which made up 10.5% of the total portfolio on February 28, 1999, provided welcome gains, helping compensate for lagging returns of real estate companies elsewhere. In an effort to stimulate the economy and ensure adequate public housing, Hong Kong's government reduced interest rates, and banks were able to re-enter the mortgage loan market, helping to create a resurgence of residential purchases. At the same time, property prices there firmed up as it appeared that a government moratorium on land sales might cause tighter property supply in the near future. These conditions helped Hong Kong developers Cheung Kong Holdings Ltd. and New World Development Co. Ltd. sell residential units, providing them with cash for future land purchases.

Looking forward, we believe that favorable supply and demand trends, low interest rates and expanding credit may generate growth and consolidation opportunities for many well-managed real estate companies throughout the world. In our opinion, U.S. REITs possess compelling fundamentals, which have been unfairly overlooked by U.S. investors. In 1998, the Standard & Poor's(R) 500 (S&P 500(R)) Index's earnings growth was essentially flat, yet the price-to-earnings (P/E) multiple increased 25%.

                                                                               3

PAGE


Essentially, general stock prices rose while company earnings did not. During the same period, U.S. REIT P/E multiples fell 30%, while earnings growth declined to 10% annually, down from the 15-20% levels of the previous two years. Also, the average cash flow growth of U.S. REITs has exceeded the cash flow growth of the S&P 500 by 2.9% over the past six calendar years.(2) Furthermore, as of February 28, 1999, REIT dividend yields were 2.4% higher than 10-year U.S. Treasury bond yields.(3) Based on these factors, we believe investors may come to realize the merits of U.S. REITs' solid yield and consistent cash flow growth.

Of course, there are special risks involved with global investing related to market, currency, economic, social, political and other factors. Emerging market securities involve similar but heightened risks, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. Since the Fund concentrates on the real estate industry, its share price may experience greater volatility than those of more broadly diversified investments. For example, Taiwan's equity market has increased 951% in the last 15 years, but has suffered six declines of more than 20% during that time.(4) While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in such markets. These special risks and other considerations are discussed in the Fund's prospectus.


2. Litt, Jonathan. "REIT Insight," Paine Webber, January 29, 1999, p.2.
3. Source: Standard & Poor's Micropal.
4. Source: Bloomberg. Based on quarterly percentage price change over 15 years ended December 31, 1998. Market returns are measured in U.S. dollars and do not include reinvested dividends.

4

PAGE

Please remember that this discussion reflects our views, opinions and portfolio holdings as of February 28, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help give you a better understanding of our investment and management philosophy.

We thank you for your participation in Templeton Global Real Estate Fund and look forward to serving you in the future. Please feel free to contact us with any questions or comments you may have.

Sincerely,

/s/JEFFREY A. EVERETT
----------------------

Jeffrey A. Everett, CFA
Portfolio Manager
Templeton Global Real Estate Fund


                                                                               5

PAGE


PERFORMANCE SUMMARY AS OF 2/28/99

Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of each class' operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (9/1/98 - 2/28/99)

CLASS A                         CHANGE         2/28/99  8/31/98
---------------------------------------------------------------
Net Asset Value                 - $0.22        $12.48   $12.70


                                DISTRIBUTIONS
                                -------------------------------
Dividend Income                 $0.5100
Long-term Capital Gain          $0.0100

      TOTAL                     $0.5200


CLASS C                         CHANGE         2/28/99  8/31/98
---------------------------------------------------------------
Net Asset Value                 - $0.15        $12.40   $12.55

                                Distributions
                                -------------------------------
Dividend Income                 $ 0.3814
Long-term Capital Gain          $ 0.0100
      TOTAL                     $ 0.3914

CLASS A (formerly Class I):

Subject to the current, maximum 5.75% initial sales charge. Prior to July 1, 1992, Fund shares were offered at a higher initial sales charge. Thus, actual total returns would have been lower. On January 1, 1993, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and a 1% contingent deferred sales charge
(CDSC) for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

Templeton Global Real Estate Fund paid distributions derived from long-term capital gains of 1 cent ($0.0100) per share in October, 1998. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

6                        Past performance is not predictive of future results.

PAGE


PERFORMANCE

                                                                    INCEPTION
CLASS A                              6-MONTH  1-YEAR      5-YEAR     (9/12/89)
-------------------------------------------------------------------------------
Cumulative Total Return(1)             2.11%  - 18.75%     1.66%     69.44%
Average Annual Total Return(2)       - 3.73%  - 23.40%   - 0.85%      5.07%
Value $10,000 Investment(3)          $9,627    $7,660    $9,584    $15,970

                                     2/28/95   2/28/96   2/28/97   2/28/98   2/28/99
                                     -----------------------------------------------
One-Year Total Return(4)            - 12.10%    11.79%    18.66%    7.31%   - 18.75%

                                                                      INCEPTION
CLASS C                              6-MONTH    1-YEAR     3-YEAR      (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)            1.73%   - 19.35%      1.07%      12.20%
Average Annual Total Return(2)      - 0.30%   - 20.93%      0.03%       2.79%
Value of $10,000 Investment(3)      $9,970     $7,907    $10,009     $11,111

                                                          2/28/97  2/28/98   2/28/99
                                     ------------------------------------------------
One-Year
Total Return(4)                                           17.87%    6.32%   - 19.35%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.                         7

PAGE



TEMPLETON GLOBAL REAL ESTATE FUND
Financial Highlights

                                                                                  CLASS A
                                          ---------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED                            YEAR ENDED AUGUST 31,
                                          FEBRUARY 28, 1999      ----------------------------------------------------------------
                                             (UNAUDITED)           1998          1997          1996          1995          1994
                                          ---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout
  the period)
Net asset value, beginning of
period..............................            $12.70             $16.33        $13.78        $13.20        $13.66        $12.66
                                          ---------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income..............               .21                .46           .39           .31           .39           .22
 Net realized and unrealized gains
   (losses).........................               .09              (3.63)         2.58           .64          (.64)         1.00
                                          ---------------------------------------------------------------------------------------
Total from investment operations....               .30              (3.17)         2.97           .95          (.25)         1.22
                                          ---------------------------------------------------------------------------------------
Less distributions from:
 Net investment income..............              (.51)              (.33)         (.42)         (.37)         (.21)         (.22)
 Net realized gains.................              (.01)              (.05)           --            --            --            --
 In excess of net realized gains....                --               (.08)           --            --            --            --
                                          ---------------------------------------------------------------------------------------
Total distributions.................              (.52)              (.46)         (.42)         (.37)         (.21)         (.22)
                                          ---------------------------------------------------------------------------------------
Net asset value, end of period......            $12.48             $12.70        $16.33        $13.78        $13.20        $13.66
                                          =======================================================================================
Total Return*.......................             2.11%           (19.94)%        22.06%         7.48%       (1.74)%         9.69%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...           $82,581            $97,823      $151,777      $125,875      $130,149      $131,544
Ratios to average net assets:
 Expenses...........................             1.54%**            1.45%         1.45%         1.51%         1.55%         1.58%
 Net investment income..............             2.91%**            2.70%         2.55%         2.73%         3.05%         1.97%
Portfolio turnover rate.............             1.30%             23.18%        24.03%        20.07%        38.69%        32.34%

*Total return does not reflect sales commissions and is not annualized. **Annualized.
 8

PAGE


TEMPLETON GLOBAL REAL ESTATE FUND
Financial Highlights (continued)

                                                                                      CLASS C
                                                        -------------------------------------------------------------------
                                                        SIX MONTHS ENDED                  YEAR ENDED AUGUST 31,
                                                        FEBRUARY 28, 1999      --------------------------------------------
                                                           (UNAUDITED)           1998         1997        1996       1995+
                                                        -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period..............           $12.55              $16.16      $13.67      $13.17      $12.25
                                                        -------------------------------------------------------------------
Income from investment operations:
 Net investment income............................              .12                 .30         .31         .33         .03
 Net realized and unrealized gains (losses).......              .12               (3.57)       2.52         .52         .89
                                                        -------------------------------------------------------------------
Total from investment operations..................              .24               (3.27)       2.83         .85         .92
                                                        -------------------------------------------------------------------
Less distributions from:
 Net investment income............................             (.38)               (.21)       (.34)       (.35)         --
 Net realized gains...............................             (.01)               (.05)         --          --          --
 In excess of net realized gains..................               --                (.08)         --          --          --
                                                        -------------------------------------------------------------------
Total distributions...............................             (.39)               (.34)       (.34)       (.35)         --
                                                        -------------------------------------------------------------------
Net asset value, end of period....................           $12.40              $12.55      $16.16      $13.67      $13.17
                                                        ===================================================================
Total Return*.....................................            1.73%            (20.61)%      21.12%       6.69%       7.51%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).................           $4,410              $6,869      $8,917      $5,275      $1,823
Ratios to average net assets:
 Expenses.........................................            2.30%**             2.20%       2.20%       2.26%       2.26%**
 Net investment income............................            2.11%**             1.97%       1.74%       2.20%       1.71%**
Portfolio turnover rate...........................            1.30%              23.18%      24.03%      20.07%      38.69%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period May 1, 1995 (effective date) to August 31, 1995.
                       See Notes to Financial Statements.
                                                                               9

PAGE



TEMPLETON GLOBAL REAL ESTATE FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (UNAUDITED)

                                                                 COUNTRY        SHARES          VALUE
                                                                 ------------------------------------
COMMON STOCKS 83.8%
BANKING 3.2%
*Bangkok Bank Public Co. Ltd., fgn..........................     Thailand        291,000     $   491,238
Banque Nationale de Paris BNP...............................      France           8,023         640,290
Development Bank of Singapore Ltd., fgn.....................    Singapore         43,000         312,137
HSBC Holdings Plc...........................................    Hong Kong         41,301       1,162,095
National Australia Bank Ltd.................................    Australia          6,300         105,037
Shinhan Bank Co. Ltd........................................   South Korea         7,946          48,709
                                                                                             -----------
                                                                                               2,759,506
                                                                                             -----------
BUILDING MATERIALS & COMPONENTS 2.5%
Suez Cement Co. ............................................      Egypt           88,000       1,576,600
Unione Cementi Marchino Emiliane (Unicem), di Risp..........      Italy          139,580         637,261
                                                                                             -----------
                                                                                               2,213,861
                                                                                             -----------
CONSTRUCTION & HOUSING .4%
Toda Corp...................................................      Japan           70,000         333,333
                                                                                             -----------
ENERGY SOURCES 1.5%
Perez Companc SA, B.........................................    Argentina         51,000         207,653
Societe Elf Aquitaine SA, Br. ..............................      France          10,317       1,075,926
                                                                                             -----------
                                                                                               1,283,579
                                                                                             -----------
FINANCIAL SERVICES .9%
Housing Development Finance Corp. Ltd.......................      India            6,800         363,304
Lend Lease Corp. Ltd........................................    Australia         32,506         403,691
                                                                                             -----------
                                                                                                 766,995
                                                                                             -----------
FOREST PRODUCTS & PAPER 1.5%
St. Joe Co..................................................  United States       60,000       1,293,750
                                                                                             -----------
LEISURE & TOURISM 3.1%
Grand Hotel Holdings Ltd....................................    Hong Kong      2,469,000         340,980
Mandarin Oriental Intl. Ltd.................................    Singapore      1,501,000         727,985
Oriental Hotel (Thailand) Public Co. Ltd., fgn..............     Thailand         76,200         387,942
*Prime Hospitality Corp.....................................  United States       37,200         381,300
Rank Group Plc..............................................  United Kingdom     229,606         873,593
                                                                                             -----------
                                                                                               2,711,800
                                                                                             -----------
MERCHANDISING .8%
Li & Fung Ltd...............................................    Hong Kong         70,000         126,488
Wessel & Vett, Theodore AS, C...............................     Denmark          12,000         551,052
                                                                                             -----------
                                                                                                 677,540
                                                                                             -----------

 10

PAGE


TEMPLETON GLOBAL REAL ESTATE FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (UNAUDITED) (CONT.)

                                                                 COUNTRY        SHARES          VALUE
                                                                 ------------------------------------
COMMON STOCKS (CONT.)
METALS & MINING 2.0%
Anglo American Platinum Corp. Ltd...........................   South Africa        1,208     $    19,851
Boehler Uddeholm AG.........................................     Austria           9,500         455,316
Industrias Penoles SA.......................................      Mexico         391,100       1,170,746
RGC Ltd.....................................................    Australia        447,522         126,438
                                                                                             -----------
                                                                                               1,772,351
                                                                                             -----------
MISC MATERIALS & COMMODITIES .5%
De Beers/Centenary Linked Units, Reg. ......................   South Africa       27,600         475,816
                                                                                             -----------
MULTI-INDUSTRY 6.7%
Cheung Kong Holdings Ltd....................................    Hong Kong        268,000       1,824,659
First Pacific Co............................................    Hong Kong      1,952,667       1,178,241
Hutchison Whampoa Ltd.......................................    Hong Kong        210,000       1,456,875
*Metro Pacific Corp. MDI....................................   Philippines       500,000          24,647
Swire Pacific Ltd., B.......................................    Hong Kong            800             488
Wheelock and Company Ltd....................................    Hong Kong      2,156,675       1,329,176
                                                                                             -----------
                                                                                               5,814,086
                                                                                             -----------
REAL ESTATE 53.2%
+American Health Properties Inc.............................  United States       64,300       1,225,719
Bail Investissement.........................................      France           6,626         905,579
+Boston Properties Inc......................................  United States       65,000       2,100,313
*Canlan Investment Corp.....................................      Canada         254,000         159,854
+Carramerica Realty Corp....................................  United States       65,000       1,397,500
+CBL & Associates Properties Inc............................  United States       93,900       2,341,631
+Charles E. Smith Residential Realty Inc....................  United States       51,600       1,515,750
China Resources Beijing Land Ltd............................      China        1,520,000         255,042
China Resources Beijing Land Ltd., 144A.....................      China          480,300          80,590
*Corporacion Geo SA, B......................................      Mexico          23,000          60,763
+Crescent Real Estate Equities Co...........................  United States       91,880       1,917,995
+Equity Residential Properties..............................  United States       75,800       3,107,800
+Federal Realty Investment Trust............................  United States       33,000         728,063
+General Growth Properties..................................  United States       28,830         973,013
+Highwoods Properties Inc...................................  United States      127,800       3,059,218
Inversiones y Representacion SA.............................    Argentina        344,072         802,009
Inversiones y Representacion SA, GDR........................    Argentina            846          19,617
+LTC Properties Inc.........................................  United States      226,000       2,825,000
+Nationwide Health Properties Inc...........................  United States      122,000       2,196,000
New Asia Realty and Trust Co. Ltd., A.......................    Hong Kong        388,000         320,506
New World Development Co. Ltd...............................    Hong Kong        761,109       1,399,865
*Northstar Capital Investment Corp..........................  United States       95,000       1,508,125
*Prima Inmobiliaria SA......................................      Spain           95,500         748,526
+Rouse Co...................................................  United States      160,700       3,756,363
*Security Capital US Realty.................................    Luxembourg       232,000       1,809,600
+Summit Properties Inc......................................  United States       91,300       1,512,156
Taylor Woodrow Plc..........................................  United Kingdom     315,802         857,525

                                                                              11

PAGE


TEMPLETON GLOBAL REAL ESTATE FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1999 (UNAUDITED) (CONT.)

                                                                 COUNTRY        SHARES          VALUE
                                                                 ------------------------------------
COMMON STOCKS (CONT.)
REAL ESTATE (CONT.)
Union du Credit Bail Immobilier Unibail.....................      France          26,850     $ 3,301,169
+Weeks Corp.................................................  United States      140,400       3,790,800
Westfield Trust, units......................................    Australia        784,365       1,607,265
                                                                                             -----------
                                                                                              46,283,356
                                                                                             -----------
TELECOMMUNICATIONS 1.3%
Telecomunicacoes Brasileiras SA (Telebras)..................      Brazil       6,664,000         230,866
Telefonos de Mexico SA (Telmex), L, ADR.....................      Mexico          15,700         897,844
                                                                                             -----------
                                                                                               1,128,710
                                                                                             -----------
TRANSPORTATION 2.8%
Florida East Coast Industries Inc...........................  United States       44,000       1,193,500
Peninsular & Oriental Steam Navigation Co...................  United Kingdom     104,961       1,233,362
                                                                                             -----------
                                                                                               2,426,862
                                                                                             -----------
UTILITIES ELECTRICAL & GAS 3.4%
National Grid Group Plc.....................................  United Kingdom     199,070       1,439,875
National Power Plc..........................................  United Kingdom     192,378       1,530,160
                                                                                             -----------
                                                                                               2,970,035
                                                                                             -----------
TOTAL COMMON STOCKS (COST $70,753,213)......................                                  72,911,580
                                                                                             ===========
PREFERRED STOCKS 2.1%
Banco Itau SA, pfd..........................................      Brazil       1,117,000         392,459
Baumax AG, pfd..............................................     Austria          36,907         607,723
Cia Vale do Rio Doce, A, pfd................................      Brazil          30,800         394,270
Cia Vale do Rio Doce, ADR, pfd..............................      Brazil          31,200         399,391
                                                                                             -----------
TOTAL PREFERRED STOCKS (COST $3,456,240)....................                                   1,793,843
                                                                                             -----------
                                                                              PRINCIPAL
                                                                               AMOUNT**
                                                                              ----------
BONDS 4.1%
Government of Italy, cvt., 5.00%, 6/28/01...................      Italy       $1,345,000       2,347,025
Revenue Property Ltd., cvt., 6.00%, 3/01/04.................      Canada       1,400,000       1,232,000
                                                                                             -----------
TOTAL BONDS (COST $2,750,722)...............................                                   3,579,025
                                                                                             -----------
TOTAL INVESTMENTS (COST $76,960,175) 90.0%..................                                  78,284,448
OTHER ASSETS, LESS LIABILITIES 10.0%........................                                   8,706,321
                                                                                             -----------
TOTAL NET ASSETS 100.0%.....................................                                 $86,990,769
                                                                                             ===========

*Non-income producing.
**Securities denominated in U.S. dollars.
+Real Estate Investment Trust (37.30% of total net assets).
                       See Notes to Financial Statements.
 12

PAGE


TEMPLETON GLOBAL REAL ESTATE FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1999 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $76,960,175).....    $78,284,448
 Receivables:
  Investment securities sold................................      9,522,850
  Fund shares sold..........................................         69,549
  Dividends and interest....................................        409,686
                                                                -----------
      Total assets..........................................     88,286,533
                                                                -----------
Liabilities:
 Payables:
  Fund shares redeemed......................................        451,283
  To affiliates.............................................         97,951
  Funds advanced by custodian...............................        667,015
  Accrued expenses..........................................         79,515
                                                                -----------
      Total liabilities.....................................      1,295,764
                                                                -----------
Net assets, at value........................................    $86,990,769
                                                                ===========
Net assets consist of:
 Undistributed net investment income........................    $   190,999
 Net unrealized appreciation................................      1,324,273
 Accumulated net realized loss..............................     (3,010,812)
 Beneficial shares..........................................     88,486,309
                                                                -----------
Net assets, at value........................................    $86,990,769
                                                                ===========
CLASS A:
 Net asset value per share ($82,580,951 / 6,616,131 shares
   outstanding).............................................         $12.48
                                                                ===========
 Maximum offering price per share ($12.48 / 94.25%).........         $13.24
                                                                ===========
CLASS C:
 Net asset value per share ($4,409,818 / 355,582 shares
   outstanding)*............................................         $12.40
                                                                ===========
 Maximum offering price per share ($12.40 / 99.00%).........         $12.53
                                                                ===========

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
                                                                              13

PAGE

TEMPLETON GLOBAL REAL ESTATE FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $25,145)
 Dividends..................................................    $ 2,121,738
 Interest...................................................        132,811
                                                                -----------
      Total investment income...............................                      $ 2,254,549
Expenses:
 Management fees (Note 3)...................................        380,114
 Administrative fees (Note 3)...............................         76,023
 Distribution fees (Note 3)
  Class A...................................................        119,789
  Class C...................................................         28,157
 Transfer agent fees (Note 3)...............................        105,000
 Custodian fees.............................................            600
 Reports to shareholders....................................         53,100
 Registration and filing fees...............................         17,900
 Professional fees..........................................         11,200
 Trustees' fees and expenses................................         10,500
 Other......................................................          1,139
                                                                -----------
      Total expenses........................................                          803,522
                                                                                  -----------
            Net investment income...........................                        1,451,027
                                                                                  -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     (2,222,110)
  Foreign currency transactions.............................         34,066
                                                                -----------
      Net realized loss.....................................                       (2,188,044)
      Net unrealized appreciation on investments............                        3,962,831
                                                                                  -----------
Net realized and unrealized gain............................                        1,774,787
                                                                                  -----------
Net increase in net assets resulting from operations........                      $ 3,225,814
                                                                                  ===========

                       See Notes to Financial Statements.
 14

PAGE

TEMPLETON GLOBAL REAL ESTATE FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                FEBRUARY 28, 1999         YEAR ENDED
                                                                   (UNAUDITED)          AUGUST 31, 1998
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................      $  1,451,027           $  3,805,367
  Net realized gain (loss) from investments and foreign
    currency transactions...................................        (2,188,044)             1,351,358
  Net unrealized appreciation (depreciation) on
    investments.............................................         3,962,831            (32,063,545)
                                                                ---------------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................         3,225,814            (26,906,820)
 Distributions to shareholders from:
  Net investment income:
   Class A..................................................        (3,762,372)            (3,003,171)
   Class C..................................................          (166,616)              (118,402)
  Net realized gains:
   Class A..................................................           (70,499)              (466,731)
   Class C..................................................            (4,412)               (28,174)
  In excess of net realized gains:
   Class A..................................................                --               (705,284)
   Class C..................................................                --                (42,573)
 Capital share transactions (Note 2):
   Class A..................................................       (14,451,836)           (24,576,319)
   Class C..................................................        (2,471,513)              (154,617)
                                                                ---------------------------------------
    Net decrease in net assets..............................       (17,701,434)           (56,002,091)
Net assets:
 Beginning of period........................................       104,692,203            160,694,294
                                                                ---------------------------------------
 End of period..............................................      $ 86,990,769           $104,692,203
                                                                =======================================
Undistributed net investment income included in net assets:
 End of period..............................................      $    190,999           $  2,668,960
                                                                =======================================

                       See Notes to Financial Statements.
                                                                              15

PAGE

TEMPLETON GLOBAL REAL ESTATE FUND
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Real Estate Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks long-term capital growth, and its secondary goal is current income. Under normal conditions, the Fund invests primarily in the equity and debt securities of companies located anywhere in the world that are engaged in or related to the real estate industry or which own significant real estate assets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

 16

PAGE


TEMPLETON GLOBAL REAL ESTATE FUND
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers two classes of shares; Class A and Class C shares. Effective January 1, 1999, Class I and Class II shares were renamed Class A and Class C, respectively. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class of shares and the exchange privilege of each class.

At February 28, 1999, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                  SIX MONTHS ENDED                      YEAR ENDED
                                                                 FEBRUARY 28, 1999                   AUGUST 31, 1998
                                                             -------------------------------------------------------------
                                                               SHARES         AMOUNT              SHARES         AMOUNT
                                                             -------------------------------------------------------------
CLASS A SHARES:
Shares sold................................................     448,346    $  5,946,720            989,236    $ 15,410,679
Shares issued on reinvestment of distributions.............     257,073       3,446,332            239,459       3,769,262
Shares redeemed............................................  (1,791,937)    (23,844,888)        (2,822,831)    (43,756,260)
                                                             -------------------------------------------------------------
Net decrease...............................................  (1,086,518)   $(14,451,836)        (1,594,136)   $(24,576,319)
                                                             =============================================================

                                                                              17

PAGE


TEMPLETON GLOBAL REAL ESTATE FUND
Notes to Financial Statements (unaudited) (continued)

2. BENEFICIAL SHARES (CONT.)

                                                                 SIX MONTHS ENDED                   YEAR ENDED
                                                                 FEBRUARY 28, 1999                AUGUST 31, 1998
                                                              -------------------------------------------------------
                                                               SHARES       AMOUNT             SHARES       AMOUNT
                                                              -------------------------------------------------------
CLASS C SHARES:
Shares sold.................................................    23,991    $   409,035          202,765    $ 3,004,691
Shares issued on reinvestment of distributions..............    10,880        144,965           10,557        164,676
Shares redeemed.............................................  (226,731)    (3,025,513)        (217,790)    (3,323,984)
                                                              -------------------------------------------------------
Net decrease................................................  (191,860)   $(2,471,513)          (4,468)   $  (154,617)
                                                              =======================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investors Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TGAL of 0.75% per year of the average daily net assets of the Fund. The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors up to 0.25% and 1.00% per year of the average daily net assets of Class A and Class C shares, respectively, for costs incurred in marketing the Fund's Class A and Class C shares. Under the Class A distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At February 28, 1999, unreimbursed costs were $93,938. Distributors received net commissions from sales of the Fund's shares, and received contingent deferred sales charges for the period of $5,241 and $1,524, respectively.

Legal fees of $13,740 were paid to a law firm in which a partner is an officer of the Fund.

4. INCOME TAXES

At August 31, 1998, the Fund had deferred capital losses and deferred foreign currency losses occurring subsequent to October 31, 1997 of $516,346 and $108,756, respectively. For tax purposes, such losses will be reflected in the year ending August 31, 1999.

 18

PAGE


TEMPLETON GLOBAL REAL ESTATE FUND
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES (CONT.)
At February 28, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $77,271,449 was as follows:

Unrealized appreciation.....................................    $ 12,281,449
Unrealized depreciation.....................................     (11,268,450)
                                                                ------------
Net unrealized appreciation.................................    $  1,012,999
                                                                ============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies and foreign currency transactions.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 1999 aggregated $1,286,603 and $24,746,701, respectively.

                                                                              19

PAGE


                      This page intentionally left blank.

PAGE


LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Global
 Currency Fund
Franklin Templeton Hard
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Fund Allocator Series
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin Strategic Income Fund
Franklin U.S. Government
 Securities Fund
Franklin Federal Money Fund
Franklin Money Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME

Alabama
Arizona**
California**
Colorado
Connecticut
Florida**
Georgia
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan+
Minnesota+ Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

*These funds are now closed to new accounts, with the exception of retirement plan accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+Portfolio of insured municipal securities.

++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

                                                                           01/99

PAGE


                                                                 Bulk Rate
                                                                U.S. Postage
                                                                   PAID
                                                           So. San Francisco, CA
                                                               Permit No. 655
[LOGO]
FRANKLIN TEMPLETON(R)
Templeton Global Real Estate Fund
777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777

SEMIANNUAL REPORT

PRINCIPAL UNDERWRITER

Franklin/Templeton Distributors, Inc.
777 Mariners Island Blvd.
San Mateo, California 94404-1585
1-800/DIAL BEN(R)
www.franklin-templeton.com

SHAREHOLDER SERVICES
1-800/632-2301

FUND INFORMATION
1-800/342-5236

This report must be preceded or accompanied by the current Templeton Global Real Estate Fund prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.



410  S99 04/99                        [RECYCLE LOGO]  Printed on recycled paper


     Franklin Real Estate Securities Fund
     Franklin Real Estate Securities Fund
     Templeton Global Real Estate Fund
     Combining Pro Forma Statement of Investments, April 30, 1999 (unaudited)


                                                                 Franklin Real Estate Securities Fund
                                                               COUNTRY           SHARES          VALUE
     --------------------------------------------------------------------------------------------------
     Common Stocks  93.2%
     Banking  .6%
   a Bangkok Bank Public Co. Ltd., fgn.
     Development Bank of Singapore Ltd., fgn.
     HSBC Holdings PLC
     National Australia Bank Ltd.
     Shinhan Bank Co. Ltd.

     Building Materials & Components  .4%
     Suez Cement Co.
     Unione Cementi Marchino Emiliane (Unicem), di Risp

     Construction & Housing  .1%
     Toda Corp.

   a Diversified Property Type  4.8%
     Crescent Operating Inc.                                    United States       16,000         63,000
     Security Capital Group Inc., B                             United States    1,114,400     16,855,300
     Security Capital US Realty                                 United States      675,000      5,737,500
                                                                                              -----------
                                                                                               22,655,800
                                                                                              -----------
     Energy Sources  .4%
   a Perez Companc SA, B
     Societe Elf Aquitaine SA, Br.

     Equity REIT - Apartments  10.3%
     Apartment Investment & Management Co.                      United States      200,000    $ 8,012,500
     Archstone Communities Trust                                United States      487,000     11,048,813
     Avalonbay Communities Inc.                                 United States      135,000      4,725,000
     Camden Property Trust                                      United States      255,074      6,886,998
     Charles E. Smith Residential Realty Inc.                   United States      120,000      3,900,000
     Equity Residential Properties Trust                        United States      318,000     14,707,500
                                                                                              -----------
                                                                                               49,280,811
                                                                                              -----------
     Equity REIT - Diversified Property Type  12.2%
     Crescent Real Estate Equities Co.                          United States      183,650      4,109,169
     Colonial Properties Trust                                  United States       83,100      2,274,863
     Duke Realty Investment Inc.                                United States      340,000      7,990,000
     Glenborough Realty Trust Inc.                              United States      854,000     14,678,125
     Liberty Property Trust                                     United States      380,000      9,167,500
     Spieker Properties Inc.                                    United States      260,000     10,205,000
     Vornado Realty Trust                                       United States      180,200      7,027,800
                                                                                              -----------
                                                                                               55,452,457
                                                                                              -----------
     Equity REIT - Health Care  1.2%
     Omega Healthcare Investors Inc.                            United States      225,000      5,934,375
                                                                                              -----------

     Equity REIT - Hotels  10.3%
     FelCor Lodging Trust Inc.                                  United States      425,000     10,173,438
     Host Marriott Corp.                                        United States      759,709     10,113,626
     Innkeepers USA Trust                                       United States      410,000      4,228,125
     MeriStar Hospitality Corp.                                 United States      743,700     17,105,100
     Patriot American Hospitality Inc.                          United States      831,830      4,211,139
     Winston Hotels Inc.                                        United States      370,000      3,607,500
                                                                                              -----------
                                                                                               49,438,928
                                                                                              -----------
     Equity REIT - Industrial  2.6%
     Cabot Industrial Trust                                     United States      245,000      4,991,870
     ProLogis Trust                                             United States      363,000      7,623,000
                                                                                              -----------
                                                                                               12,614,870
                                                                                              -----------
     Equity REIT - Office  17.1%
     Alexandria Real Estate Equities Inc.                       United States      351,900      9,919,181
     Arden Realty Inc.                                          United States      390,000      9,750,000
     Brandywine Realty Trust                                    United States      649,300     12,255,538
     Equity Office Properties Trust                             United States      551,000     15,186,938
     Highwoods Properties Inc.                                  United States      300,000      7,725,000
     Mack-Cali Realty Corp.                                     United States      275,000      8,507,813
     SL Green Realty Corp.                                      United States      194,500      3,865,688
     TriNet Corporate Realty Trust                              United States      415,000     11,386,563
                                                                                              -----------
                                                                                               78,596,721
                                                                                              -----------
     Equity REIT - Residential Communities  2.5%
     Manufactured Home Communities Inc.                         United States      170,000      4,303,125
     Sun Communities Inc.                                       United States      220,000      7,700,000
                                                                                              -----------
                                                                                               12,003,125
                                                                                              -----------
     Equity REIT - Retail - Community Centers  5.1%
     Burnham Pacific Properties Inc.                            United States      318,400      3,661,600
     Developers Diversified Realty Corp.                        United States      230,000      3,636,875
     Kimco Realty Corp.                                         United States      260,000     10,205,000
     Regency Realty Corp.                                       United States      307,439      6,648,368
                                                                                              -----------
                                                                                               24,151,843
                                                                                              -----------
     Equity REIT - Retail - Regional Malls  4.3%
     Simon Property Group Inc.                                  United States      425,000     12,192,188
     Mills Corp.                                                United States      108,900      2,130,356
     The Macerich Co.                                           United States      235,000      6,007,188
                                                                                              -----------
                                                                                               20,329,732
                                                                                              -----------
     Equity REIT - Storage  3.2%
     Public Storage Inc.                                        United States      555,400     15,481,775
                                                                                              -----------

     Financial Services  .2%
     Housing Development Finance Corp. Ltd.
     Lend Lease Corp. Ltd.

     Forest Products & Paper  .3%
     St. Joe Co.

     Hotels  5.2%
   a Candlewood Hotel Co. Inc.                                  United States      385,000      1,371,563
   a MeriStar Hotels & Resorts Inc.                             United States      392,000      1,421,000
   a Prime Hospitality Corp.                                    United States      350,000      4,265,625
     Starwood Lodging Trust                                     United States      485,000     17,793,438
                                                                                              -----------
                                                                                               24,851,626
                                                                                              -----------
     Leisure & Tourism  .7%
     Grand Hotel Holdings Ltd.
     Mandarin Oriental International Ltd.
     Oriental Hotel (Thailand) Public Co. Ltd., fgn.
   a Prime Hospitality Corp.
     Rank Group PLC

     Merchandising  .2%
     Li & Fung Ltd.
     Wessel & Vett, Theodore AS

     Metals & Mining  .4%
     Anglo American Platinum Corp. Ltd.
     Boehler-Uddeholm AG
     Industrias Penoles SA
     RGC Ltd.

     Misc Materials & Commodities  .1%
     De Beers/Centenary Linked Units

     Multi-Industry  1.8%
     Cheung Kong Holdings Ltd.
     First Pacific Co. Ltd.
     Hutchison Whampoa Ltd.
   a Metro Pacific Corp. MDI
     Swire Pacific Ltd., B
     Wheelock and Company Ltd.

     Real Estate  7.7%
     American Health Properties Inc.
     Bail Investissement
     Boston Properties Inc.
   a Canlan Investment Corp.
     Carramerica Realty Corp.
     China Resources Beijing Land Ltd.
     China Resources Beijing Land Ltd., 144A
     Corporacion Geo SA, B
     Equity Residential Properties Trust
     Federal Realty Investment Trust, SBI
     General Growth Properties
     Inversiones y Representacion SA
     Inversiones y Representacion SA, GDR
     LTC Properties Inc.
     Nationwide Health Properties Inc.
     New Asia Realty and Trust Co. Ltd., A
     New World Development Co. Ltd.
   a Northstar Capital Investment Corp., 144A
   a Prima Inmobiliaria SA
     Rouse Co.
     Summit Properties Inc.
     Taylor Woodrow PLC
     Union du Credit Bail Immobilier Unibail
     Weeks Corp.

     Telecommunications  .3%
     Telecomunicacoes Brasileiras SA
   a Telecomunicacoes Brasileiras SA (Telebras)
     Telefonos de Mexico SA (Telmex), ADR

     Transportation  .6%
     Florida East Coast Industries Inc.
     Peninsular & Oriental Steam Navigation Co.

     Utilities Electrical & Gas  .6%
     National Grid Group PLC
     National Power PLC

                                                                                               -----------
     Total Common Stocks  (Cost $461,797,242)                                                  370,792,063
                                                                                               -----------
     Preferred Stocks  .5%
     Banco Itau SA, pfd.
     Baumax AG, pfd.
     Cia Vale do Rio Doce, A, pfd.
     Cia Vale do Rio Doce, A, ADR, pfd.
     Total Preferred Stocks  (Cost $3,456,240)
                                                                                 Principal
                                                                                 Amount**
                                                                                 ----------
     Bonds  .4%
     Government of Italy, cvt., 5.00%, 6/28/01
     Revenue Property Ltd., cvt., 6.00%, 3/01/04
     Total Bonds (Cost $1,816,282)
                                                                                               -----------
     Total Long Term Investments  (Cost $467,069,764) 94.1%                                    370,792,063
                                                                                               -----------

     Repurchase Agreement 3.6%
    Joint Repurchase Agreement, 4.862%, 5/03 (cost $17,129,185) United States    $17,129,185    17,129,185
        Collateralized by U.S. Treasury Bills & Notes
                                                                                               -----------
     Total Investments (Cost $484,198,949)   97.7%                                             387,921,248
     Other Assets, less Liabilities  2.3%                                                          (63,728)
                                                                                               -----------
     Total Net Assets  100.0%                                                                $ 387,857,520
                                                                                               -----------


     a Non-income producing
     ** Securities traded in U.S. Dollars unless otherwise indicated.

     FRANKLIN REAL ESTATE SECURITIES FUND
     FRANKLIN REAL ESTATE SECURITIES FUND
     TEMPLETON GLOBAL REAL ESTATE FUND
     COMBINING PRO FORMA STATEMENT OF INVESTMENTS, APRIL 30, 1999 (UNAUDITED)


                                                                    TEMPLETON GLOBAL REAL ESTATE FUND
                                                              COUNTRY             SHARES            VALUE
     ----------------------------------------------------------------------------------------------------
     COMMON STOCKS  93.2%
     BANKING  .6%
   a Bangkok Bank Public Co. Ltd., fgn.                      Thailand             291,000         $ 870,295
     Development Bank of Singapore Ltd., fgn.                Singapore             43,000           457,042
     HSBC Holdings PLC                                       Hong Kong             41,301         1,534,709
     National Australia Bank Ltd.                            Australia              3,300            64,344
     Shinhan Bank Co. Ltd.                                   South Korea            7,946            87,583
                                                                                                  ---------
                                                                                                  3,013,973
                                                                                                  ---------
     BUILDING MATERIALS & COMPONENTS  .4%
     Suez Cement Co.                                           Egypt               88,000         1,503,094
     Unione Cementi Marchino Emiliane (Unicem), di Risp        Italy               65,580           312,907
                                                                                                  ---------
                                                                                                  1,816,001
                                                                                                  ---------
     CONSTRUCTION & HOUSING  .1%
     Toda Corp.                                                Japan               70,000           391,740
                                                                                                  ---------

   a DIVERSIFIED PROPERTY TYPE 4.8%
     Crescent Operating Inc.
     Security Capital Group Inc., B
     Security Capital US Realty

     ENERGY SOURCES  .4%
   a Perez Companc SA, B                                     Argentina             70,000           434,174
     Societe Elf Aquitaine SA, Br.                            France               10,317         1,604,493
                                                                                                  ---------
                                                                                                  2,038,667
                                                                                                  ---------
     EQUITY REIT - APARTMENTS  10.3%
     Apartment Investment & Management Co.
     Archstone Communities Trust
     Avalonbay Communities Inc.
     Camden Property Trust
     Charles E. Smith Residential Realty Inc.
     Equity Residential Properties Trust

     EQUITY REIT - DIVERSIFIED PROPERTY TYPE  12.2%
     Crescent Real Estate Equities Co.                         United States       91,880         2,055,815
     Colonial Properties Trust
     Duke Realty Investment Inc.
     Glenborough Realty Trust Inc.
     Liberty Property Trust
     Spieker Properties Inc.
     Vornado Realty Trust
                                                                                                  ---------
                                                                                                  2,055,815
                                                                                                  ---------
     EQUITY REIT - HEALTH CARE  1.2%
     Omega Healthcare Investors Inc.

     EQUITY REIT - HOTELS  10.3%
     FelCor Lodging Trust Inc.
     Host Marriott Corp.
     Innkeepers USA Trust
     MeriStar Hospitality Corp.
     Patriot American Hospitality Inc.
     Winston Hotels Inc.

     EQUITY REIT - INDUSTRIAL  2.6%
     Cabot Industrial Trust
     ProLogis Trust

     EQUITY REIT - OFFICE  17.1%
     Alexandria Real Estate Equities Inc.
     Arden Realty Inc.
     Brandywine Realty Trust
     Equity Office Properties Trust
     Highwoods Properties Inc.                                 United States      127,800         3,290,850
     Mack-Cali Realty Corp.
     SL Green Realty Corp.
     TriNet Corporate Realty Trust
                                                                                                  ---------
                                                                                                  3,290,850
                                                                                                  ---------
     EQUITY REIT - RESIDENTIAL COMMUNITIES  2.5%
     Manufactured Home Communities Inc.
     Sun Communities Inc.

     EQUITY REIT - RETAIL - COMMUNITY CENTERS  5.1%
     Burnham Pacific Properties Inc.
     Developers Diversified Realty Corp.
     Kimco Realty Corp.
     Regency Realty Corp.

     EQUITY REIT - RETAIL - REGIONAL MALLS  4.3%
     Simon Property Group Inc.
     Mills Corp.
     The Macerich Co.

     EQUITY REIT - STORAGE  3.2%
     Public Storage Inc.

     FINANCIAL SERVICES  .2%
     Housing Development Finance Corp. Ltd.                    India                6,800           349,696
     Lend Lease Corp. Ltd.                                   Australia             32,945           444,832
                                                                                                  ---------
                                                                                                    794,528
                                                                                                  ---------
     FOREST PRODUCTS & PAPER  .3%
     St. Joe Co.                                               United States       60,000         1,526,250
                                                                                                  ---------

     HOTELS  5.2%
   a Candlewood Hotel Co. Inc.
   a MeriStar Hotels & Resorts Inc.
   a Prime Hospitality Corp.
     Starwood Lodging Trust

     LEISURE & TOURISM  .7%
     Grand Hotel Holdings Ltd.                               Hong Kong          2,469,000           347,233
     Mandarin Oriental International Ltd.                    Singapore          1,501,000         1,133,255
     Oriental Hotel (Thailand) Public Co. Ltd., fgn.         Thailand              76,200           377,766
   a Prime Hospitality Corp.                                 United States         37,200           453,375
     Rank Group PLC                                          United Kingdom       229,606           951,917
                                                                                                  ---------
                                                                                                  3,263,546
                                                                                                  ---------
     MERCHANDISING  .2%
     Li & Fung Ltd.                                          Hong Kong             70,000           171,603
     Wessel & Vett, Theodore AS                               Denmark              12,000           547,102
                                                                                                  ---------
                                                                                                    718,705
                                                                                                  ---------
     METALS & MINING  .4%
     Anglo American Platinum Corp. Ltd.                      South Africa           1,208            21,886
     Boehler-Uddeholm AG                                     Austria                9,500           559,214
     Industrias Penoles SA                                   Mexico               391,100         1,322,714
     RGC Ltd.                                                Australia            447,522           138,736
                                                                                                  ---------
                                                                                                  2,042,550
                                                                                                  ---------
     MISC MATERIALS & COMMODITIES  .1%
     De Beers/Centenary Linked Units                         South Africa          27,600           687,231
                                                                                                  ---------

     MULTI-INDUSTRY  1.8%
     Cheung Kong Holdings Ltd.                               Hong Kong            268,000         2,437,794
     First Pacific Co. Ltd.                                  Hong Kong          1,952,667         1,511,654
     Hutchison Whampoa Ltd.                                  Hong Kong            210,000         1,883,116
   a Metro Pacific Corp. MDI                                 Philippines          500,000            26,824
     Swire Pacific Ltd., B                                   Hong Kong                800               681
     Wheelock and Company Ltd.                               Hong Kong          2,156,675         2,504,380
                                                                                                  ---------
                                                                                                  8,364,449
                                                                                                  ---------
     REAL ESTATE  7.7%
     American Health Properties Inc.                          United States        64,300         1,273,944
     Bail Investissement                                      France                1,924           255,049
     Boston Properties Inc.                                   United States        65,000         2,360,313
   a Canlan Investment Corp.                                  Canada              194,500           122,873
     Carramerica Realty Corp.                                 United States        65,000         1,608,750
     China Resources Beijing Land Ltd.                        China             1,520,000           268,681
     China Resources Beijing Land Ltd., 144A                  China               480,300            84,900
     Corporacion Geo SA, B                                    Mexico               23,000            96,829
     Equity Residential Properties Trust                      United States        75,800         3,505,750
     Federal Realty Investment Trust, SBI                     United States        33,000           787,875
     General Growth Properties                                United States        28,830         1,061,304
     Inversiones y Representacion SA                          Argentina           344,072         1,153,100
     Inversiones y Representacion SA, GDR                     Argentina               846            28,341
     LTC Properties Inc.                                      United States       226,000         3,036,875
     Nationwide Health Properties Inc.                        United States       122,000         2,478,125
     New Asia Realty and Trust Co. Ltd., A                    Hong Kong           388,000           450,554
     New World Development Co. Ltd.                           Hong Kong           761,109         1,885,477
   a Northstar Capital Investment Corp., 144A                 United States        95,000         1,508,125
   a Prima Inmobiliaria SA                                    Spain                95,500           741,595
     Rouse Co.                                                United States       160,700         3,907,019
     Summit Properties Inc.                                   United States        91,300         1,666,225
     Taylor Woodrow PLC                                       United Kingdom      315,802           986,405
     Union du Credit Bail Immobilier Unibail                  France               26,850         3,408,730
     Weeks Corp.                                              United States       140,400         4,361,175
                                                                                                  ---------
                                                                                                 37,038,014
                                                                                                  ---------
     TELECOMMUNICATIONS  .3%
     Telecomunicacoes Brasileiras SA                          Brazil            6,664,000           349,468
   a Telecomunicacoes Brasileiras SA (Telebras)               Brazil            6,664,000               241
     Telefonos de Mexico SA (Telmex), ADR                     Mexico               15,700         1,189,275
                                                                                                  ---------
                                                                                                  1,538,984
                                                                                                  ---------
     TRANSPORTATION  .6%
     Florida East Coast Industries Inc.                       United States        44,000         1,402,500
     Peninsular & Oriental Steam Navigation Co.               United Kingdom      104,961         1,531,069
                                                                                                  ---------
                                                                                                  2,933,569
                                                                                                  ---------
     UTILITIES ELECTRICAL & GAS  .6%
     National Grid Group PLC                                  United Kingdom      199,070         1,381,407
     National Power PLC                                       United Kingdom      192,378         1,552,560
                                                                                                  ---------
                                                                                                  2,933,967
                                                                                                  ---------
     TOTAL COMMON STOCKS  (COST $461,797,242)                                                    74,448,839
                                                                                                  ---------
     PREFERRED STOCKS  .5%
     Banco Itau SA, pfd.                                      Brazil            1,117,000           589,162
     Baumax AG, pfd.                                          Austria              36,907           644,258
     Cia Vale do Rio Doce, A, pfd.                            Brazil               30,800           593,907
     Cia Vale do Rio Doce, A, ADR, pfd.                       Brazil               31,200           601,620
                                                                                                  ---------
     TOTAL PREFERRED STOCKS  (COST $3,456,240)                                                    2,428,947
                                                                                                  ---------
                                                                                 PRINCIPAL
                                                                                  AMOUNT**
                                                                                  -------         ---------
     BONDS  .4%
     Government of Italy, cvt., 5.00%, 6/28/01                Italy             $ 415,000           772,419
     Revenue Property Ltd., cvt., 6.00%, 3/01/04              Canada            1,400,000         1,232,000
                                                                                                  ---------
                                                                                                  ---------
     TOTAL BONDS (COST $1,816,282)                                                                2,004,419
                                                                                                  ---------
                                                                                                  ---------
     TOTAL LONG TERM INVESTMENTS  (COST $467,069,764) 94.1%                                      78,882,205
                                                                                                  ---------

     REPURCHASE AGREEMENT .6%
     Joint Repurchase Agreement, 4.862%, 5/03/99, (COST $17,129,185)
        Collateralized by U.S. Treasury Bills & Notes
                                                                                                 ---------
     TOTAL INVESTMENTS (COST $484,198,949)   97.7%                                               78,882,205
     OTHER ASSETS, LESS LIABILITIES  2.3%                                                        11,231,752
                                                                                                 ---------
     TOTAL NET ASSETS  100.0%                                                                  $ 90,113,957
                                                                                                 ---------


     a Non-income producing
     ** Securities traded in U.S. Dollars unless otherwise indicated.



     FRANKLIN REAL ESTATE SECURITIES FUND
     FRANKLIN REAL ESTATE SECURITIES FUND
     TEMPLETON GLOBAL REAL ESTATE FUND
     COMBINING PRO FOREALSESTATENSECURITIESTFUNDS, APRIL 30, 1999 (UNAUDITED)


                                                              PRO FORMA COMBINED
                                                             SHARES        VALUE
     ---------------------------------------------------------------------------
     COMMON STOCKS  93.2%
     BANKING  .6%
   a Bangkok Bank Public Co. Ltd., fgn.                    291,000        $ 870,295
     Development Bank of Singapore Ltd., fgn.               43,000          457,042
     HSBC Holdings PLC                                      41,301        1,534,709
     National Australia Bank Ltd.                            3,300           64,344
     Shinhan Bank Co. Ltd.                                   7,946           87,583
                                                                         ----------
                                                                          3,013,973
                                                                         ----------
     BUILDING MATERIALS & COMPONENTS  .4%
     Suez Cement Co.                                        88,000        1,503,094
     Unione Cementi Marchino Emiliane (Unicem), di Risp     65,580          312,907
                                                                         ----------
                                                                          1,816,001
                                                                         ----------
     CONSTRUCTION & HOUSING  .1%
     Toda Corp.                                             70,000          391,740
                                                                         ----------

   a DIVERSIFIED PROPERTY TYPE  4.8%
     Crescent Operating Inc.                                16,000           63,000
     Security Capital Group Inc., B                      1,114,400       16,855,300
     Security Capital US Realty                            675,000        5,737,500
                                                                         ----------
                                                                         22,655,800
                                                                         ----------
     ENERGY SOURCES  .4%
   a Perez Companc SA, B                                    70,000          434,174
     Societe Elf Aquitaine SA, Br.                          10,317        1,604,493
                                                                         ----------
                                                                          2,038,667
                                                                         ----------
     EQUITY REIT - APARTMENTS  10.3%
     Apartment Investment & Management Co.                 200,000      $ 8,012,500
     Archstone Communities Trust                           487,000       11,048,813
     Avalonbay Communities Inc.                            135,000        4,725,000
     Camden Property Trust                                 255,074        6,886,998
     Charles E. Smith Residential Realty Inc.              120,000        3,900,000
     Equity Residential Properties Trust                   318,000       14,707,500
                                                                         ----------
                                                                         49,280,811
                                                                         ----------
     EQUITY REIT - DIVERSIFIED PROPERTY TYPE  12.2%
     Crescent Real Estate Equities Co.                     275,530        6,164,984
     Colonial Properties Trust                              83,100        2,274,863
     Duke Realty Investment Inc.                           340,000        7,990,000
     Glenborough Realty Trust Inc.                         854,000       14,678,125
     Liberty Property Trust                                380,000        9,167,500
     Spieker Properties Inc.                               260,000       10,205,000
     Vornado Realty Trust                                  180,200        7,027,800
                                                                         ----------
                                                                         57,508,272
                                                                         ----------
     EQUITY REIT - HEALTH CARE  1.2%
     Omega Healthcare Investors Inc.                       225,000        5,934,375
                                                                         ----------

     EQUITY REIT - HOTELS  10.3%
     FelCor Lodging Trust Inc.                             425,000       10,173,438
     Host Marriott Corp.                                   759,709       10,113,626
     Innkeepers USA Trust                                  410,000        4,228,125
     MeriStar Hospitality Corp.                            743,700       17,105,100
     Patriot American Hospitality Inc.                     831,830        4,211,139
     Winston Hotels Inc.                                   370,000        3,607,500
                                                                         ----------
                                                                         49,438,928
                                                                         ----------
     EQUITY REIT - INDUSTRIAL  2.6%
     Cabot Industrial Trust                                245,000        4,991,870
     ProLogis Trust                                        363,000        7,623,000
                                                                          ---------
                                                                         12,614,870
                                                                         ----------
     EQUITY REIT - OFFICE  17.1%
     Alexandria Real Estate Equities Inc.                  351,900        9,919,181
     Arden Realty Inc.                                     390,000        9,750,000
     Brandywine Realty Trust                               649,300       12,255,538
     Equity Office Properties Trust                        551,000       15,186,938
     Highwoods Properties Inc.                             427,800       11,015,850
     Mack-Cali Realty Corp.                                275,000        8,507,813
     SL Green Realty Corp.                                 194,500        3,865,688
     TriNet Corporate Realty Trust                         415,000       11,386,563
                                                                         ----------
                                                                         81,887,571
                                                                         ----------
     EQUITY REIT - RESIDENTIAL COMMUNITIES  2.5%
     Manufactured Home Communities Inc.                    170,000        4,303,125
     Sun Communities Inc.                                  220,000        7,700,000
                                                                         ----------
                                                                         12,003,125
                                                                         ----------
     EQUITY REIT - RETAIL - COMMUNITY CENTERS  5.1%
     Burnham Pacific Properties Inc.                       318,400        3,661,600
     Developers Diversified Realty Corp.                   230,000        3,636,875
     Kimco Realty Corp.                                    260,000       10,205,000
     Regency Realty Corp.                                  307,439        6,648,368
                                                                         ----------
                                                                         24,151,843
                                                                         ----------
     EQUITY REIT - RETAIL - REGIONAL MALLS  4.3%
     Simon Property Group Inc.                             425,000       12,192,188
     Mills Corp.                                           108,900        2,130,356
     The Macerich Co.                                      235,000        6,007,188
                                                                         ----------
                                                                         20,329,732
                                                                         ----------
     EQUITY REIT - STORAGE  3.2%
     Public Storage Inc.                                   555,400       15,481,775
                                                                         ----------

     FINANCIAL SERVICES  .2%
     Housing Development Finance Corp. Ltd.                  6,800          349,696
     Lend Lease Corp. Ltd.                                  32,945          444,832
                                                                         ----------
                                                                            794,528
                                                                         ----------
     FOREST PRODUCTS & PAPER  .3%
     St. Joe Co.                                            60,000        1,526,250
                                                                         ----------

     HOTELS  5.2%
   a Candlewood Hotel Co. Inc.                             385,000        1,371,563
   a MeriStar Hotels & Resorts Inc.                        392,000        1,421,000
   a Prime Hospitality Corp.                               350,000        4,265,625
     Starwood Lodging Trust                                485,000       17,793,438
                                                                         ----------
                                                                         24,851,626
                                                                         ----------
     LEISURE & TOURISM  .7%
     Grand Hotel Holdings Ltd.                           2,469,000          347,233
     Mandarin Oriental International Ltd.                1,501,000        1,133,255
     Oriental Hotel (Thailand) Public Co. Ltd., fg          76,200          377,766
   a Prime Hospitality Corp.                                37,200          453,375
     Rank Group PLC                                        229,606          951,917
                                                                         ----------
                                                                          3,263,546
                                                                         ----------
     MERCHANDISING  .2%
     Li & Fung Ltd.                                         70,000          171,603
     Wessel & Vett, Theodore AS                             12,000          547,102
                                                                         ----------
                                                                            718,705
                                                                         ----------
     METALS & MINING  .4%
     Anglo American Platinum Corp. Ltd.                      1,208           21,886
     Boehler-Uddeholm AG                                     9,500          559,214
     Industrias Penoles SA                                 391,100        1,322,714
     RGC Ltd.                                              447,522          138,736
                                                                         ----------
                                                                          2,042,550
                                                                         ----------
     MISC MATERIALS & COMMODITIES  .1%
     De Beers/Centenary Linked Units                          27,600        687,231
                                                                         ----------

     MULTI-INDUSTRY  1.8%
     Cheung Kong Holdings Ltd.                               268,000      2,437,794
     First Pacific Co. Ltd.                                1,952,667      1,511,654
     Hutchison Whampoa Ltd.                                  210,000      1,883,116
   a Metro Pacific Corp. MDI                                 500,000         26,824
     Swire Pacific Ltd., B                                       800            681
     Wheelock and Company Ltd.                             2,156,675      2,504,380
                                                                         ----------
                                                                          8,364,449
                                                                         ----------
     REAL ESTATE  7.7%
     American Health Properties Inc.                          64,300      1,273,944
     Bail Investissement                                       1,924        255,049
     Boston Properties Inc.                                   65,000      2,360,313
   a Canlan Investment Corp.                                 194,500        122,873
     Carramerica Realty Corp.                                 65,000      1,608,750
     China Resources Beijing Land Ltd.                     1,520,000        268,681
     China Resources Beijing Land Ltd., 144A                 480,300         84,900
     Corporacion Geo SA, B                                    23,000         96,829
     Equity Residential Properties Trust                      75,800      3,505,750
     Federal Realty Investment Trust, SBI                     33,000        787,875
     General Growth Properties                                28,830      1,061,304
     Inversiones y Representacion SA                         344,072      1,153,100
     Inversiones y Representacion SA, GDR                        846         28,341
     LTC Properties Inc.                                     226,000      3,036,875
     Nationwide Health Properties Inc.                       122,000      2,478,125
     New Asia Realty and Trust Co. Ltd., A                   388,000        450,554
     New World Development Co. Ltd.                          761,109      1,885,477
   a Northstar Capital Investment Corp., 144A                 95,000      1,508,125
   a Prima Inmobiliaria SA                                    95,500        741,595
     Rouse Co.                                               160,700      3,907,019
     Summit Properties Inc.                                   91,300      1,666,225
     Taylor Woodrow PLC                                      315,802        986,405
     Union du Credit Bail Immobilier Unibail                  26,850      3,408,730
     Weeks Corp.                                             140,400      4,361,175
                                                                         ----------
                                                                         37,038,014
                                                                         ----------
     TELECOMMUNICATIONS  .3%
     Telecomunicacoes Brasileiras SA                       6,664,000        349,468
   a Telecomunicacoes Brasileiras SA (Telebras)            6,664,000            241
     Telefonos de Mexico SA (Telmex), ADR                     15,700      1,189,275
                                                                         ----------
                                                                          1,538,984
                                                                         ----------
     TRANSPORTATION  .6%
     Florida East Coast Industries Inc.                       44,000      1,402,500
     Peninsular & Oriental Steam Navigation Co.              104,961      1,531,069
                                                                         ----------
                                                                          2,933,569
                                                                         ----------
     UTILITIES ELECTRICAL & GAS  .6%
     National Grid Group PLC                                 199,070      1,381,407
     National Power PLC                                      192,378      1,552,560
                                                                         ----------
                                                                          2,933,967
                                                                         ----------
                                                                         ----------
     TOTAL COMMON STOCKS  (COST $461,797,242)                           445,240,902
                                                                         ----------
     PREFERRED STOCKS  .5%
     Banco Itau SA, pfd.                                   1,117,000        589,162
     Baumax AG, pfd.                                          36,907        644,258
     Cia Vale do Rio Doce, A, pfd.                            30,800        593,907
     Cia Vale do Rio Doce, A, ADR, pfd.                       31,200        601,620
                                                                         ----------
     TOTAL PREFERRED STOCKS  (COST $3,456,240)                            2,428,947
                                                                         ----------
                                                            PRINCIPAL
                                                            AMOUNT**
                                                           ---------
     BONDS  .4
     Government of Italy, cvt., 5.00%, 6/28/01             $ 415,000        772,419
     Revenue Property Ltd., cvt., 6.00%, 3/01/04           1,400,000      1,232,000
                                                                         ----------
     TOTAL BONDS (COST $1,816,282)                                        2,004,419
                                                                         ----------
                                                                         ----------
     TOTAL LONG TERM INVESTMENTS  (COST $467,069,764) 94.1%             449,674,268
                                                                         ----------

     REPURCHASE AGREEMENT 3.6%
     Joint Repurchase Agreement, 4.862%, 5/03/99          17,129,185     17,129,185
        Collateralized by U.S. Treasury Bills & Notes
                                                                         ----------

     TOTAL INVESTMENTS (COST $484,198,949)   97.7%                      466,803,453
     OTHER ASSETS, LESS LIABILITIES  2.3%                                11,168,024
                                                                         ----------
     TOTAL NET ASSETS  100.0%                                         $ 477,971,477
                                                                         ----------


     a Non-income producing
     ** Securities traded in U.S. Dollars unless otherwise indicated.




FRANKLIN REAL ESTATE SECURITIES TRUST
FRANKLIN REAL ESTATE SECURITIES FUND
TEMPLETON GLOBAL REAL ESTATE FUND
Financial Statements

PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED) APRIL 30, 1999

                                                                                         Franklin
                                                           Franklin       Templeton     Real Estate
                                                          Real Estate       Global    Securities Fund
                                                          Securities     Real Estate     Pro Forma
                                                             Fund            Fund         Combined
                                                     --------------------------------------------------
Assets:
 Investments in securities:
    Cost                                              $ 416,952,372    $ 67,246,577    $ 484,198,949
                                                      -------------    ------------    -------------
    Value                                               387,921,248      78,882,205      466,803,453
 Receivables:
    Investment securities sold                            1,041,553      11,268,146       12,309,699
    Capital shares sold                                   1,416,985          13,176        1,430,161
    Dividends and interest                                  494,422         518,170        1,012,592
                                                      -------------    ------------    -------------
      Total assets                                      390,874,208      90,681,697      481,555,905
                                                      -------------    ------------    -------------

Liabilities:
 Payables:
    Investment securities purchased                               -          32,958           32,958
    Capital shares redeemed                               1,808,052         314,513        2,122,565
    Funds Advanced by Custodian                                   -          33,623           33,623
    Affiliates                                              660,428          95,300          755,728
    Shareholders                                            468,112               -          468,112
 Other liabilities                                           80,096          91,346          171,442
                                                      -------------    ------------    -------------
     Total liabilities                                    3,016,688         567,740        3,584,428
                                                      -------------    ------------    -------------
      Net assets, at value                            $ 387,857,520    $ 90,113,957     $477,971,477
                                                      =============    ============    =============


CLASS A **:
  Net assets, at value                                $ 278,301,203    $ 85,663,567    $ 363,964,770
                                                      =============    ============    =============
  Shares outstanding ***                                18,339,216        6,000,585       23,982,402
                                                      =============    ============    =============
  Net asset value per share *                              $ 15.18          $ 14.28          $ 15.18
                                                      =============    ============    =============
  Maximum offering price per share
   (net asset value per share -:-94.25%)                   $ 16.11         $  15.15          $ 16.11
                                                      =============    ============    =============

CLASS B **:
  Net assets, at value                                  $ 1,119,462               -      $ 1,119,462
                                                      =============    ============    =============
  Shares outstanding                                         73,863               -           73,863
                                                      =============    ============    =============
  Net asset value per share and
 maximum offering price per share*                         $  15.16               -          $ 15.16
                                                      =============    ============    =============

CLASS C **:
  Net assets, at value                                $ 105,861,019     $ 4,450,390    $ 110,311,409
                                                      =============    ============    =============
  Shares outstanding***                                   7,072,878         313,938        7,370,165
                                                      =============    ============    =============
  Net asset value per share *                               $ 14.97         $ 14.18          $ 14.97
                                                      =============    ============    =============
  Maximum offering price per share
  (net asset value per share -:- 99.00%)                    $ 15.12         $ 14.32          $ 15.12
                                                      =============    ============    =============

ADVISOR CLASS:
  Net assets, at value                                  $ 2,575,836               -      $ 2,575,836
                                                      =============    ============    =============
  Shares outstanding                                        169,325               -          169,325
                                                      =============    ============    =============
  Net asset value and maximum offering price per share      $ 15.21               -          $ 15.21
                                                      =============    ============    =============


* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.
** Effective January 1, 1999, Class I and Class II Shares were renamed Class A and Class C, respectively and the Franklin Real Estate Securities Fund began offering a new class of shares, Class B.
*** Shares issued for Class A and Class C for Franklin Real Estate Securities Fund Pro Forma Combined were determined by dividing class specific net assets of the Templeton Global Real Estate Fund at 4/30/99 by Class A and Class C net asset values of the Franklin Real Estate Securities Fund at 4/30/99.



FRANKLIN REAL ESTATE SECURITIES TRUST
FINANCIAL STATEMENTS (CONTINUED)

PRO FORMA COMBINING STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE YEAR ENDED APRIL 30, 1999

                                                                                                      Franklin
                                                                                                     Real Estate
                                                  Franklin       Templeton Global                  Securities Fund
                                                Real Estate        Real Estate        Pro Forma       Pro Forma
                                              Securities Fund         Fund           Adjustments      Combined
                                              ---------------     --------------    -------------   --------------
Investment income:*
   Dividends                                     $ 24,030,549        $ 4,993,546                -     $ 29,024,095
   Interest                                         1,607,782            358,068                -        1,965,850
                                              ---------------     --------------    -------------   --------------
     Total investment income                       25,638,331          5,351,614                -       30,989,945
                                              ---------------     --------------    -------------   --------------

Expenses:
   Management fees                                  2,138,145            808,841         (302,811)**     2,644,175
   Administrative fees                                      -            161,771         (161,771)***            -
   Distribution fees                                        -                  -                -                -
     Class A                                          736,186            253,194                -          989,380
     Class B                                            1,377                  -                -            1,377
     Class C                                        1,177,330             59,913                -        1,237,243
   Transfer agent fees                                526,370            199,000                -          725,370
   Custodian fees                                       4,660                600                -            5,260
   Reports to shareholders                            113,385            100,136                -          213,521
   Registration and filing fees                       151,501             37,900         (105,750)+         83,651
   Professional fees                                   23,489             21,400          (21,400)+         23,489
   Trustees' fees and expenses                         11,559             18,500          (18,500)****      11,559
   Other                                                5,258                  -                -            5,258
                                              ---------------     --------------    -------------   --------------
     Total expenses                                 4,889,260          1,661,255         (610,232)       5,940,283
           Net investment income                   20,749,071          3,690,359          610,232       25,049,662
                                              ---------------     --------------    -------------   --------------

Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments                                   2,824,842         (8,953,946)               -       (6,129,104)
      Foreign currency transactions                         -            (83,978)               -          (83,978)
                                              ---------------     --------------    -------------   --------------
         Net realized gain (loss)                   2,824,842         (9,037,924)               -       (6,213,082)
         Net unrealized depreciation on investment(70,145,582)        (7,702,080)               -      (77,847,662)
                                              ---------------     --------------    -------------   --------------
Net realized and unrealized loss                  (67,320,740)       (16,740,004)               -      (84,060,744)
                                              ---------------     --------------    -------------   --------------
Net decrease in net assets
 resulting from operations                        $(46,571,66)       (13,049,645)               -     $(59,011,082)
                                              ---------------     --------------    -------------   --------------


* Net of foreign taxes of $153,826 for the Templeton Global Real Estate Fund.
** Pro Forma adjustment for difference in Management fee schedule.
*** Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.
**** Trustees fees and expenses are based on expenses incurred by the Board of Trustees of the Franklin Real Estate Securities Fund.
+ Certain registration fees and expenses are no longer applicable after the merger.



FRANKLIN REAL ESTATE SECURITIES FUND
TEMPLETON GLOBAL REAL ESTATE FUND


NOTES TO PRO FORMA COMBINING STATEMENTS (UNAUDITED)

1.    BASIS OF COMBINATION:

     Subject to approval of the proposed Agreement and Plan of Reorganization (the "Agreement and Plan") by the shareholders of the Templeton Global Real Estate Fund ("Global Real Estate Fund"), the Franklin Real Estate Securities Fund ("Real Estate Securities Fund") will acquire all the net assets of the Global Real Estate Fund in exchange for the Class A and Class C shares of Real Estate Securities Fund. The merger will be accounted for by the method of accounting for tax free business combinations of investment companies. The pro forma combining Statement of Assets and Liabilities reflects the financial position of Real Estate Securities Fund and Global Real Estate Fund at April 30, 1999 as though the merger occurred as of that date. The pro forma combining Statement of Operations reflects the results of operations of the Real Estate Securities Fund and the Global Real Estate Fund for the period May 1, 1998 to April 30, 1999 as though the merger occurred on May 1, 1998. The pro forma financial statements do not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Reorganization or any adjustment with respect to additional distributions that may be made prior to reorganization. The pro forma financial statements are presented for the information of the reader, and should be read in conjunction with the historical financial statements of the funds.

2.    SHARES OF BENEFICIAL INTEREST:

     The number of Class A and Class C shares issued was calculated by dividing the Class A and Class C net assets of the Global Real Estate Fund at April 30, 1999 by the Class A and Class C net asset values per share of the Real Estate Securities Fund at April 30, 1999.


PART C.           OTHER INFORMATION


Item 15.    INDEMNIFICATION

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      Please see the Declaration of Trust, By-Laws, Management Agreement, and Distribution Agreements previously filed as exhibits and incorporated herein by reference.

Item 16.    EXHIBITS (Incorporated by reference to the filings as noted)

      The following exhibits are incorporated herein by reference to the previously filed document indicated below, except as noted:

      (1)   Copies of the charter of the Registrant as now in effect:

            (i)   Certificate of Trust of Franklin Real Estate
                  Securities Trust dated September 14, 1993
                  Filing:  Post-Effective Amendment No. 4 to
                  Registration Statement on Form N-1A
                  File No. 33-69048
                  Filing Date:  June 30, 1995

            (ii)  Agreement and Declaration of Trust of Franklin
                  Real Estate Securities Trust dated September
                  14, 1993
                  Filing:  Post-Effective Amendment No. 4 to
                  Registration Statement on Form N-1A
                  File No. 33-69048
                  Filing Date:  June 30, 1995

            (iii) Certificate of Amendment of Agreement and
                  Declaration of Trust of Franklin Real Estate
                  Securities Trust dated February 16, 1995.
                  Filing:  Post-Effective Amendment No. 4
                  to Registration Statement on Form N-1A
                  File No. 33-69048
                  Filing Date:  June 30, 1995

      (2) Copies of the existing By-laws or corresponding instruments of the Registrant:

            (i)   By-Laws of Franklin Real Estate Securities Trust
                  Filing:  Post-Effective Amendment No. 4 to
                  Registration Statement on Form N-1A
                  File No. 33-69048
                  Filing Date:  June 30, 1995

            (ii)  Amendment to the By-Laws dated October 27, 1994
                  Filing:  Post-Effective Amendment No. 7 to
                  Registration Statement on Form N-1A
                  File No. 33-69048
                  Filing Date:  August 29, 1997

      (3) Copies of any voting trust agreement affecting more than 5 percent of any class of equity securities of the Registrant:

            Not Applicable

      (4) Form of Agreement and Plan of Reorganization is included in this Registration Statement as Exhibit A to the Prospectus/Proxy Statement.

      (5) Copies of all instruments defining the rights of holders of the securities being registered including, where applicable, the relevant portion of the articles of incorporation or by-laws of the Registrant:

            Not Applicable

      (6) Copies of all investment advisory contracts relating to the management of the assets of the Registrant:

            (i) Management Agreement between Registrant on behalf of Franklin Real Estate Securities Fund and Franklin Advisers, Inc., dated January 3, 1994
                  Filing:  Post-Effective Amendment No. 4 to
                  Registration Statement on Form N-1A
                  File No. 33-69048
                  Filing Date:  June 30, 1995

            (ii) Amendment to Management Agreement between Franklin Real Estate Securities Trust, on behalf of Franklin Real Estate Securities Fund, and Franklin Advisers Inc., dated August 1, 1995
                  Filing:  Post-Effective Amendment No. 5
                  to Registration Statement on Form N-1A
                  File No. 33-69048
                  Filing Date:  August 21, 1996

      (7) Copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers:

            (i) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc., dated April 23, 1995
                  Filing:  Post-Effective Amendment No. 4 to
                  Registration Statement on Form N-1A
                  File No. 33-69048
                  Filing Date:  June 30, 1995

            (ii)  Amendment of Amended and Restated Distribution
                  Agreement between Registrant and Franklin/Templeton Distributors, Inc., dated January 12, 1999
                  Filing:  Post-Effective Amendment No. 10 to
                  Registration Statement on Form N-1A
                  File No. 33-69048
                  Filing Date:  June 28, 1999

            (iii) Forms of Dealer Agreements between Franklin/Templeton
                  Distributors, Inc. and Securities Dealers dated March
                  1, 1998
                  Filing:  Post-Effective Amendment No. 9 to
                  Registration Statement on Form N-1A
                  File No. 33-69048
                  Filing Date:  December 23, 1998

      (8) Copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such. Furnish a reasonably detailed description of any plan that is not set forth in a formal document.

            Not Applicable

      (9)   Copies of all custodian agreements and depository contracts under
            Section 17(f) of the 1940 Act for securities and similar investments of the Registrant, including the schedule of remuneration:

            (i) Master Custodian Agreement between Registrant and Bank of New York dated February 16, 1996
                  Filing:  Post-Effective Amendment No. 5 to
                  Registration Statement on Form N-1A
                  File No. 33-69048
                  Filing Date:  August 21, 1996

            (ii) Amendment dated May 7, 1997 to Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                  Filing:  Post-Effective Amendment No. 8 to
                  Registration Statement on Form N-1A
                  File No. 33-69048
                  Filing Date:  June 19, 1998

            (iii) Amendment dated February 27, 1998 to Master Custody
                  Agreement between Registrant and Bank of New York dated February 16, 1996
                  Filing:  Post-Effective Amendment No. 10 to
                  Registration Statement on Form N-1A
                  File No. 33-69048
                  Filing Date:  June 28, 1999

            (iv) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
                  Filing:  Post-Effective Amendment No. 5 to
                  Registration Statement on Form N-1A
                  File No. 33-69048
                  Filing Date:  August 21, 1996

            (v)   Foreign Custody Manager Agreement between the
                  Registrant and The Bank of New York dated February
                  27, 1998
                  Filing:  Post-Effective Amendment No. 9 to
                  Registration Statement on Form N-1A
                  File No. 33-69048
                  Filing Date:  December 23, 1998

      (10) Copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act, and any agreements with any person relating to implementation of the plan, and copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the 1940 Act, any agreements with any person relating to the implementation of the plan, any amendment to the plan, and a copy of the portion of the minutes of the Registrant's directors describing any action taken to revoke the plan.

            (i)   Plan of Distribution pursuant to Rule 12b-1 dated
                  January 3, 1994
                  Filing:  Post-Effective Amendment No. 4 to
                  Registration Statement on Form N-1A
                  File No. 33-69048
                  Filing Date:  June 30, 1995

            (ii) Class II Distribution Plan pursuant to Rule 12b-1 dated March 30, 1995
                  Filing:  Post-Effective Amendment No. 4 to
                  Registration Statement on Form N-1A
                  File No. 33-69048
                  Filing Date:  June 30, 1995

            (iii) Class B Distribution Plan pursuant to Rule 12b-1
                  dated October 16, 1998
                  Filing:  Post-Effective Amendment No. 10 to
                  Registration Statement on Form N-1A
                  File No. 33-69048
                  Filing Date:  June 28, 1999

            (iv)  Form of Multiple Class Plan
                  Filing:  Post-Effective Amendment No. 10 to
                  Registration Statement on Form N-1A
                  File No. 33-69048
                  Filing Date:  June 28, 1999

      (11) An opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and non-assessable:

            (i)   Opinion and Consent of Counsel
                  Filing:     Post-Effective Amendment No. 9 to
                  Registration Statement on Form N-1A
                  File No. 33-69048
                  Filing Date:  December 23, 1998

      (12) An opinion, and consent to their use, of counsel or, in lieu of an opinion, a copy of the revenue ruling from the Internal Revenue Service, supporting the tax matters and consequences to shareholders discussed in the prospectus:

            (i) Form of an opinion, and consent to its use, of counsel, supporting the tax matters and consequences to shareholders discussed in the prospectus.

      (13) Copies of all other material contracts of the Registrant not made in the ordinary course of business which are to be performed in whole or in part on or after the date of filing the Registration
            Statement:

            (i) Subcontract for Fund Administrative Services dated October 1, 1996, as amended, April 30, 1998, between Franklin Advisers, Inc. and Franklin Templeton
                  Services Inc.
                  Filing:  Post-Effective Amendment No. 9 to
                  Registration Statement on Form N-1A
                  File No. 33-69048
                  Filing Date:  December 23, 1998

      (14) Copies of any other opinions, appraisals or rulings, and consents to their use relied on in preparing the registration statement and required by Section 7 of the 1933 Act:

            (i)   Consent of Independent Auditors,
                  PricewaterhouseCoopers, LLP, for Franklin Real Estate Securities Trust

            (ii) Consent of Independent Auditors, McGladrey & Pullen, LLP, for Templeton Global Real Estate Fund

      (15)  All financial statements omitted pursuant to Item 14(a)(1):

            Not Applicable

      (16) Manually signed copies of any power of attorney pursuant to which the name of any person has been signed to the Registration Statement.

            (i)   Power of Attorney dated April 15, 1999

Item 17.    UNDERTAKINGS

            (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

            (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.




                                  SIGNATURES

      As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of San Mateo, and the State of California, on the 29th day of June, 1999.


                              FRANKLIN REAL ESTATE SECURITIES TRUST
                              (Registrant)

                        By:   LEIANN NUZUM
                              Leiann Nuzum
                              Assistant Secretary

      As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

RUPERT H. JOHNSON, JR.*                  Principal Executive Officer and Trustee
Rupert H. Johnson, Jr.                   Dated:  June 29, 1999

CHARLES B. JOHNSON*                      Trustee
Charles B. Johnson                       Dated:  June 29, 1999

MARTIN L. FLANAGAN*                      Principal Financial Officer
Martin L. Flanagan                       Dated:  June 29, 1999

DIOMEDES LOO-TAM*                        Principal Accounting Officer
Diomedes Loo-Tam                         Dated:  June 29, 1999

FRANK H. ABBOTT III*                     Trustee
Frank H. Abbot III                       Dated:  June 29, 1999

HARRIS J. ASHTON*                        Trustee
Harris J. Ashton                         Dated:  June 29, 1999

HARMON E. BURNS*                         Trustee
Harmon E. Burns                          Dated:  June 29, 1999

ROBERT F. CARLSON*                       Trustee
Robert F. Carlson                        Dated:  June 29, 1999

S. JOSEPH FORTUNATO*                     Trustee
S. Joseph Fortunato                      Dated:  June 29, 1999

FRANK W.T. LAHAYE*                       Trustee
Frank W.T. LaHaye                        Dated:  June 29, 1999

GORDON S. MACKLIN*                       Trustee
Gordon S. Macklin                        Dated:  June 29, 1999

*By:  /S/ LEIANN NUZUM
      Leiann Nuzum, Attorney-in-Fact
      (pursuant to Power of Attorney filed herewith)



                           FRANKLIN REAL ESTATE SECURITIES TRUST
                        REGISTRATION STATEMENT ON FORM N-14
                                   EXHIBITS INDEX

EXHIBIT NO.          DESCRIPTION                                     LOCATION

EX-99.(1)(i)         Certificate of Trust of Franklin Real Estate        *
                     Securities Trust dated September 14, 1993

EX-99.(1)(ii)        Agreement and Declaration of Trust of               *
                     Franklin Real Estate Securities Trust dated
                     September 14, 1993

EX-99.(1)(iii)       Certificate of Amendment of Agreement and           *
                     Declaration of Trust of Franklin Real Estate
                     Securities Trust dated February 16, 1995

EX-99.(2) (i)        By-Laws                                             *

EX-99.(2)(ii)        Amendment to the By-Laws dated October  27,         *
                     1994

EX-99.(4)            Form of Agreement and Plan of Reorganization        **

EX-99.(6)(i)         Management Agreement between the Registrant,        *
                     on behalf of Franklin Real Estate Securities
                     Fund, and Franklin Advisers, Inc., dated
                     January 3, 1994

EX-99.(6)(ii)        Amendment to Management Agreement between           *
                     the Registrant, on behalf of Franklin Real
                     Estate Securities Fund, dated August 1, 1995

EX-99.(7)(i)         Amended and Restated Distribution Agreement         *
                     between Registrant and Franklin/Templeton
                     Distributors, Inc., dated April 23, 1995

EX-99.(7)(ii)        Amendment of Amended and Restated                   *
                     Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc., dated January 12, 1999

EX-99.(7)(iii)       Forms of Dealer Agreements between                  *
                     Franklin/Templeton Distributors, Inc., and
                     Securities Dealers

EX-99.(9)(i)         Master Custodian Agreement between                  *
                     Registrant and Bank of New York dated
                     February 16, 1996

EX-99.(9)(ii)        Amendment dated May 7, 1997 to Master               *
                     Custody Agreement between Registrant and
                     Bank of New York

EX-99.(9)(iii)       Amendment dated February 27, 1998 to Master         *
                     Custody Agreement between Registrant and
                     Bank of New York

EX-99.(9)(iv)        Terminal Link Agreement between Registrant          *
                     and Bank of New York dated February 16, 1996

EX-99.(9)(v)         Foreign Custody Manager Agreement between           *
                     the Registrant and The Bank of New York
                     dated dated February 27, 1998

EX-99.(10)(i)        Distribution Plan pursuant to Rule 12b-1            *
                     dated January 3, 1994

EX-99.(10)(ii)       Class II Distribution Plan pursuant to Rule         *
                     12b-1 dated March 30, 1995

EX-99.(10)(iii)      Class B Distribution Plan pursuant to Rule          *
                     12b-1 dated October 16, 1998

EX-99.(10)(iv)       Multiple Class Plan                                 *

EX-99.(11)(i)        Opinion and consent of counsel                      *

EX-99.(12)(i)        Form of Opinion and Consent of counsel          Attached
                     supporting tax matters

EX-99.(13)(i)        Subcontract for Fund Administrative Services        *
                     dated October 1, 1996 as amended March 11,
                     1998 between Franklin Advisers, Inc. and
                     Franklin Templeton Services, Inc.

EX-99.(14)(i)        Consent of PricewaterhouseCoopers, LLP,         Attached
                     Independent Auditors

EX-99.(l4)(ii)       Consent of McGladrey & Pullen, LLP,             Attached
                     Independent Auditors

EX-99.(16)(i)        Power of Attorney dated April 15, 1999          Attached

*Incorporated by Reference

**Included in this Registration Statement as Exhibit A to the Prospectus/Proxy Statement



                                               FORM OF OPINION









                                           , 1999


Board of Trustees
Franklin Real Estate Securities Trust
777 Mariners Island Blvd.
San Mateo, CA  94404


Board of Trustees
Templeton Global Real Estate Fund
777 Mariners Island Blvd.
San Mateo, CA  94404


            Re:   AGREEMENT AND PLAN OF REORGANIZATION, DATED AS OF THE
            DAY OF         , 1999 (THE "AGREEMENT"), BY AND BETWEEN TEMPLETON
            GLOBAL REAL ESTATE FUND, A MASSACHUSETTS BUSINESS TRUST ("ACQUIRED FUND") AND FRANKLIN REAL ESTATE SECURITIES TRUST, A DELAWARE BUSINESS TRUST, (THE "TRUST") ON BEHALF OF FRANKLIN REAL ESTATE SECURITIES FUND ("ACQUIRING FUND")


Ladies and Gentlemen:

            You have requested our opinion as to certain federal income tax consequences of the reorganization of Acquired Fund which will consist of (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of the Acquired Fund in exchange solely for shares of beneficial interest, par value $0.01 per share, of Acquiring Fund - Class A ("Acquiring Fund Class A Shares") and shares of beneficial interest, par value $0.01 per share, of Acquiring Fund - Class C ("Acquiring Fund Class C Shares") (collectively, "Acquiring Fund Shares"); (ii) the distribution of
(a) Acquiring Fund Class A Shares to the shareholders of Acquired Fund - Class A shares ("Acquired Fund Class A Shares") and (b) Acquiring Fund Class C Shares to the shareholders of Acquired Fund - Class C shares ("Acquired Fund Class C Shares"), according to their respective interests; and (iii) the subsequent dissolution of Acquired Fund as soon as practicable after the closing (the "Reorganization"), all upon and subject to the terms and conditions of the Agreement.

            In rendering our opinion, we have reviewed and relied upon (a)
the Agreement and Plan of Reorganization, dated as of the          day
of                   , 1999, by and between the Trust on behalf of Acquiring
Fund and Acquired Fund, (b) the proxy materials provided to stockholders of the Acquired Fund in connection with the Special Meeting of Stockholders of
the Acquired Fund held on the         day of                 , 1999, (c)
certain representations concerning the Reorganization made to us by the Trust on behalf of Acquiring Fund and by the Acquired Fund in a letter
dated                           , 1999 (the "Representation Letter"), (d) all
other documents, financial and other reports and corporate minutes which we deemed relevant or appropriate, and (e) such statutes, regulations, rulings and decisions as we deemed material to the rendition of this opinion. All terms used herein, unless otherwise defined, are used as defined in the Agreement.

            For purposes of this opinion, we have assumed that the Acquired Fund on the effective date of the Reorganization satisfies, and following the Reorganization, the Acquiring Fund will continue to satisfy, the requirements of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

            Under regulations to be prescribed by the Secretary of Treasury under Section 1276(d) of the Code, certain transfers of market discount bonds will be excepted from the requirement that accrued market discount be recognized on disposition of a market discount bond under Section 1276(a) of the Code. Such regulations are to provide, in part, that accrued market discount will not be included in income if no gain is recognized under
Section 361(a) of the Code where a bond is transferred in an exchange qualifying as a tax-free reorganization. As of the date hereof, the Secretary has not issued any regulations under Section 1276 of the Code.

            Based on the foregoing and provided the Reorganization is carried out in accordance with the applicable laws of the State of Delaware and the Commonwealth of Massachusetts, the Agreement and the Representation Letter, it is our opinion that:

            1. The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Acquired Fund and Acquiring Fund will each be a party to the reorganization within the meaning of Section 368(b) of the Code.

            2. No gain or loss will be recognized by Acquired Fund upon the transfer of all of its assets to Acquiring Fund in exchange solely for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code. We express no opinion as to whether any accrued market discount will be required to be recognized as ordinary income pursuant to Section 1276 of the Code.

            3. No gain or loss will be recognized by Acquiring Fund upon the receipt by it of all of the assets of Acquired Fund in exchange solely for Acquiring Fund Shares pursuant to Section 1032(a) of the Code.

            4. The basis of the assets of Acquired Fund received by Acquiring Fund will be the same as the basis of such assets to Acquired Fund immediately prior to the exchange pursuant to Section 362(b) of the Code.

            5. The holding period of the assets of Acquired Fund received by Acquiring Fund will include the period during which such assets were held by Acquired Fund pursuant to Section 1223(2) of the Code.

            6. No gain or loss will be recognized by the stockholders of Acquired Fund upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares (including fractional shares to which they may be entitled), pursuant to Section 354(a) of the Code.

            7. The basis of the Acquiring Fund Shares received by the stockholders of Acquired Fund (including fractional shares to which they may be entitled) will be the same as the basis of the Acquired Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

            8. The holding period of the Acquiring Fund Shares received by the stockholders of Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shares were held as a capital asset on the effective date of the Reorganization, pursuant to Section 1223(1) of the Code.

            9. Acquiring Fund will succeed to and take into account as of the date of the proposed transfer (as defined in Section 1.381(b)-1(b) of the Income Tax Regulations) the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code.

            Our opinion is based upon the Code, the applicable Treasury Regulations promulgated thereunder, the present position of the Internal Revenue Service as set forth in published revenue rulings and revenue procedures, present administrative positions of the Internal Revenue Service, and existing judicial decisions, all of which are subject to change either prospectively or retroactively. We do not undertake to make any continuing analysis of the facts or relevant law following the date of this letter.

            Our opinion is conditioned upon the performance by Acquiring Fund and Acquired Fund of their undertakings in the Agreement and the Representation Letter.

            This opinion is being rendered to the Trust, on behalf of Acquiring Fund and to the Acquired Fund, and may be relied upon only by such funds and the stockholders of each.



                              Very truly yours,

                              STRADLEY, RONON, STEVENS & YOUNG, LLP



                              By:___________________________________
                                    William P. Zimmerman, a Partner




MCGLADREY & PULLEN, LLP                               RSM
CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS          INTERNATIONAL






                       CONSENT OF INDEPENDENT AUDITORS




We consent to the use of our report dated September 29, 1998 on the financial statements of Templeton Global Real Estate Fund which is included in the Registration Statement on Form N-14 of Franklin Real Estate Securities Trust, File No. 33-69048, as filed with the Securities and Exchange Commission.




/s/McGladrey & Pullen, LLP


New York, New York
June 24, 1999



                       CONSENT OF INDEPENDENT AUDITORS




We consent to the incorporation by reference in the Registration Statement of Franklin Real Estate Securities Trust on Form N-14 of our reports dated June 3, 1998 and June 4, 1999 on our audits of the financial statements and financial highlights of Franklin Real Estate Securities Trust for the years ended April 30, 1998 and April 30, 1999, respectively, which reports are included in the Annual Reports to Shareholders for the years ended April 30, 1998 and April 30, 1999, which are included in the Registration Statement.


/s/PricewaterhouseCoopers LLP

San Francisco, California
June 25, 1999



                               POWER OF ATTORNEY


      The undersigned officers and trustees of FRANKLIN REAL ESTATE SECURITIES TRUST hereby appoint MARK H. PLAFKER, HARMON E. BURNS, DEBORAH R. GATZEK, KAREN L. SKIDMORE and LEIANN NUZUM (with full power to each of them to act alone) his attorney-in-fact and agent, in all capacities, to execute, file or withdraw any of the documents referred to below relating to the Company's Registration Statement on Form N-14 under the Securities Act of 1933, or any amendment to such Registration Statement, covering the sale of shares by the Company under a prospectus becoming effective after this date, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority. Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

      The undersigned officers and trustees hereby execute this Power of Attorney as of this 15th day of April, 1999.


/s/Rupert H. Johnson, Jr.                    /s/Frank H. Abbott
Rupert H. Johnson, Jr.,                      Frank H. Abbott, III,
Principal Executive Officer                  Trustee
and Trustee

/s/Harris J. Ashton                          /s/Harmon E. Burns
Harris J. Ashton,                            Harmon E. Burns,
Trustee                                      Trustee

/s/Robert F. Carlson                         /s/Joseph Fortunato
Robert F. Carlson,                           S. Joseph Fortunato,
Trustee                                      Trustee

/s/Charles B. Johnson                        /s/Rupert H. Johnson
Charles B. Johnson,                          Rupert H. Johnson, Jr.,
Trustee                                      Trustee

/s/Frank W.T. LaHaye                         /s/Gordon S. Macklin
Frank W.T. LaHaye,                           Gordon S. Macklin,
Trustee                                      Trustee

/s/Martin L. Flanagan                        /s/Diomedes Loo-Tam
Martin L. Flanagan,                          Diomedes Loo-Tam,
Principal Financial Officer                  Principal Accounting Officer